UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2017

MFS® BLENDED RESEARCH®

CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	3.1%
Johnson & Johnson	2.8%
Apple, Inc.	2.8%
JPMorgan Chase & Co.	2.6%
Cisco Systems, Inc.	2.3%
Citigroup, Inc.	2.2%
Intel Corp.	2.1%
Comcast Corp., “A”	2.0%
Bank of America Corp.	1.9%
Procter & Gamble Co.	1.9%

Equity sectors
Technology	17.9%
Financial Services	16.9%
Health Care	14.2%
Industrial Goods & Services	7.2%
Consumer Staples	7.0%
Leisure	6.8%
Retailing	6.5%
Energy	5.8%
Utilities & Communications	5.7%
Special Products & Services	4.9%
Basic Materials	2.9%
Transportation	2.2%
Autos & Housing	1.5%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 20.76%, while Service Class shares of the fund provided a total return of 20.47%. These compare with a return of 21.83% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Stock selection within both the health care and financial services sectors was a primary factor that detracted from performance relative to the S&P 500 Index. Within the health care sector, the fund’s overweight position in biopharmaceutical company Celgene, and not holding shares of strong-performing pharmaceutical company Abbvie, held back relative performance. The stock price for Celgene declined during the reporting period as sales of the company’s psoriasis product, Otezla, were lower than consensus estimates, due to reimbursement challenges. Management also adjusted total revenue guidance to the lower end of prior guidance figures and adjusted 2020 guidance downward due to weakness in the company’s Inflammation and Immunology segment. Within the financial services sector, the fund’s holdings of real estate services provider Realogy (b)(h) hampered relative performance after the company reported weaker-than-expected earnings. Impact from hurricanes, disappointing execution on agent recruitment strategy costs and higher-than-expected commission splits drove the softer-than-expected results.

Elsewhere, overweight positions in oil and gas exploration & production company Anadarko Petroleum (h), automotive replacement parts distributor AutoZone (h), oilseeds, corn, and wheat processor Archer-Daniels-Midland, airline holding company United Continental (h) and online travel company Priceline Group weakened relative returns. Anadarko Petroleum returns lagged the benchmark as the company delivered lower-than-expected earnings per share. The miss was primarily driven by higher exploration costs and a write-off of the company’s Colombia gas discovery. The timing of the fund’s ownership in shares of telecommunications services provider Verizon Communications (h), and an underweight position in technology giant Apple, further held back relative performance. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X.

Contributors to Performance

Stock selection in the retailing, autos & housing and industrial goods & services sectors contributed to relative performance. Within the retailing sector, the fund’s overweight position in multinational retailer Best Buy benefited relative performance. Shares of Best Buy advanced in the latter half of the reporting period as the company delivered solid results, despite headwinds from natural

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MFS Blended Research Core Equity Portfolio

Management Review – continued

disasters and a later-than-expected launch of the new iPhone. Within the autos & housing sector, the fund’s holdings of residential and commercial building materials manufacturer Owens Corning (b) supported relative results. Despite having reported disappointing earnings due to one-time items, shares of Owens Corning appreciated as revenues came in ahead of estimates. Additionally, the company reiterated strong guidance figures on the basis of stronger-than-expected volume growth in roofing shingles. Within the industrial goods & service sector, the fund’s underweight position in shares of poor-performing diversified industrial conglomerate General Electric (h) benefited relative returns. Shares of General Electric declined after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half. Weakness in the company’s Power and Oil & Gas divisions also weighed on the firm’s operating results. The fund’s overweight position in equipment rental company United Rentals also positively impacted relative performance.

Elsewhere, overweight holdings of fuel transportation, storage and processing firm Phillips 66 and video game maker Electronic Arts boosted relative results. The fund’s underweight positions in poor-performing integrated oil and gas company Exxon Mobil, telecommunication services provider AT&T (h) and pharmaceutical company Merck (h) aided relative returns. The fund’s holdings of pizza delivery company Domino’s Pizza (b)(h) also helped relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	20.76%	15.25%	8.54%
Service Class	8/24/01	20.47%	14.96%	8.27%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.45%	$1,000.00	$1,111.54	$2.40
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$1,110.14	$3.72
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Aerospace – 4.5%
Boeing Co.	30,669	$9,044,595
Northrop Grumman Corp.	8,519	2,614,566
Textron, Inc.	42,269	2,392,003
United Technologies Corp.	65,803	8,394,488

		$22,445,652

Automotive – 0.5%
General Motors Co.	65,202	$2,672,630

Biotechnology – 2.4%
Biogen, Inc. (a)	22,185	$7,067,475
Celgene Corp. (a)	49,046	5,118,441

		$12,185,916

Business Services – 3.5%
DXC Technology Co.	79,444	$7,539,235
FleetCor Technologies, Inc. (a)	33,248	6,397,913
Global Payments, Inc.	36,545	3,663,271

		$17,600,419

Cable TV – 2.0%
Comcast Corp., “A”	245,350	$9,826,268

Chemicals – 1.7%
CF Industries Holdings, Inc.	119,870	$5,099,270
Monsanto Co.	30,443	3,555,133

		$8,654,403

Computer Software – 2.9%
Microsoft Corp.	106,120	$9,077,505
Oracle Corp.	116,637	5,514,597

		$14,592,102

Computer Software – Systems – 4.0%
Apple, Inc.	84,222	$14,252,889
Hewlett Packard Enterprise	272,503	3,913,143
International Business Machines Corp.	11,214	1,720,452

		$19,886,484

Construction – 1.0%
Owens Corning	52,930	$4,866,384

Consumer Products – 1.9%
Procter & Gamble Co.	103,760	$9,533,469

Consumer Services – 1.4%
Priceline Group, Inc. (a)	4,162	$7,232,474

Containers – 0.1%
Sealed Air Corp.	12,336	$608,165

Electronics – 3.0%
Broadcom Corp.	18,670	$4,796,323
Intel Corp.	227,075	10,481,782

		$15,278,105

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Energy – Independent – 3.9%
EOG Resources, Inc.	65,850	$7,105,873
Phillips 66	83,721	8,468,379
Valero Energy Corp.	45,648	4,195,508

		$19,769,760

Energy – Integrated – 0.8%
Exxon Mobil Corp.	47,774	$3,995,817

Food & Beverages – 3.0%
Archer Daniels Midland Co.	128,541	$5,151,923
PepsiCo, Inc.	13,458	1,613,884
Tyson Foods, Inc., “A”	104,002	8,431,442

		$15,197,249

Gaming & Lodging – 1.6%
Carnival Corp.	40,487	$2,687,122
Royal Caribbean Cruises Ltd.	45,111	5,380,840

		$8,067,962

General Merchandise – 2.2%
Costco Wholesale Corp.	33,463	$6,228,133
Wal-Mart Stores, Inc.	48,205	4,760,244

		$10,988,377

Health Maintenance Organizations – 2.2%
Cigna Corp.	15,583	$3,164,752
Humana Inc.	22,702	5,631,685
UnitedHealth Group, Inc.	9,765	2,152,792

		$10,949,229

Insurance – 5.3%
Allstate Corp.	23,932	$2,505,920
Berkshire Hathaway, Inc., “B” (a)	15,544	3,081,132
Chubb Ltd.	15,458	2,258,877
Hartford Financial Services Group, Inc.	81,960	4,612,709
MetLife, Inc.	138,885	7,022,026
Prudential Financial, Inc.	63,340	7,282,833

		$26,763,497

Internet – 5.7%
Alphabet, Inc., “A” (a)	8,636	$9,097,162
Alphabet, Inc., “C” (a)	3,990	4,175,136
Facebook, Inc., “A” (a)	87,177	15,383,254

		$28,655,552

Leisure & Toys – 2.7%
Electronic Arts, Inc. (a)	66,101	$6,944,571
Take-Two Interactive Software, Inc. (a)	58,910	6,467,140

		$13,411,711

Machinery & Tools – 2.8%
Eaton Corp. PLC	92,815	$7,333,313
Ingersoll-Rand Co. Ltd., “A”	21,333	1,902,691
United Rentals, Inc. (a)	26,675	4,585,699

		$13,821,703

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – 5.5%
Bank of America Corp.	326,538	$9,639,402
JPMorgan Chase & Co.	123,119	13,166,346
Wells Fargo & Co.	79,259	4,808,643

		$27,614,391

Medical & Health Technology & Services – 2.0%
Express Scripts Holding Co. (a)	29,556	$2,206,060
McKesson Corp.	48,637	7,584,940

		$9,791,000

Medical Equipment – 2.2%
Abbott Laboratories	42,677	$2,435,576
Medtronic PLC	91,841	7,416,161
Zimmer Biomet Holdings, Inc.	9,048	1,091,822

		$10,943,559

Network & Telecom – 2.3%
Cisco Systems, Inc.	305,368	$11,695,594

Oil Services – 1.0%
Schlumberger Ltd.	77,755	$5,239,909

Other Banks & Diversified Financials – 4.6%
Citigroup, Inc.	151,500	$11,273,115
Discover Financial Services	104,383	8,029,140
Synchrony Financial	103,611	4,000,421

		$23,302,676

Pharmaceuticals – 5.5%
Bristol-Myers Squibb Co.	38,973	$2,388,266
Eli Lilly & Co.	89,253	7,538,308
Johnson & Johnson	102,439	14,312,777
Pfizer, Inc.	91,808	3,325,286

		$27,564,637

Railroad & Shipping – 2.2%
Kansas City Southern Co.	14,366	$1,511,591
Union Pacific Corp.	70,172	9,410,065

		$10,921,656

Real Estate – 1.4%
Annaly Mortgage Management, Inc., REIT	377,809	$4,492,149
Mid-America Apartment Communities, Inc., REIT	26,256	2,640,303

		$7,132,452

Restaurants – 0.6%
Aramark	46,920	$2,005,361
Starbucks Corp.	13,511	775,937

		$2,781,298

Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	12,954	$2,125,492
Univar, Inc. (a)	98,159	3,039,003

		$5,164,495

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 4.3%
Amazon.com, Inc. (a)	6,318	$7,388,711
Best Buy Co., Inc.	104,862	7,179,901
Home Depot, Inc.	12,786	2,423,331
Ross Stores, Inc.	55,799	4,477,870

		$21,469,813

Telecommunications – Wireless – 2.2%
SBA Communications Corp., REIT (a)	43,575	$7,118,412
T-Mobile U.S., Inc. (a)	65,562	4,163,843

		$11,282,255

Tobacco – 2.1%
Altria Group, Inc.	37,294	$2,663,164
Philip Morris International, Inc.	74,281	7,847,788

		$10,510,952

Utilities – Electric Power – 3.5%
AES Corp.	163,817	$1,774,138
Exelon Corp.	185,861	7,324,782
NextEra Energy, Inc.	46,150	7,208,169
PPL Corp.	33,594	1,039,734

		$17,346,823

Total Common Stocks (Identified Cost, $373,435,860)		$499,764,838

INVESTMENT COMPANIES (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $2,531,431)	2,531,684	$2,531,431

OTHER ASSETS, LESS LIABILITIES – 0.0%		191,019

NET ASSETS – 100.0%		$502,487,288

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,531,431 and $499,764,838, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $373,435,860)	$499,764,838
Investments in affiliated issuers, at value (identified cost, $2,531,431)	2,531,431
Cash	9,729
Receivables for
Fund shares sold	57,315
Dividends	477,122
Other assets	3,155
Total assets	$502,843,590
Liabilities
Payables for
Fund shares reacquired	$257,002
Payable to affiliates
Investment adviser	22,528
Shareholder servicing costs	166
Distribution and/or service fees	5,014
Payable for independent Trustees’ compensation	50
Accrued expenses and other liabilities	71,542
Total liabilities	$356,302
Net assets	$502,487,288
Net assets consist of
Paid-in capital	$329,355,238
Unrealized appreciation (depreciation)	126,328,978
Accumulated net realized gain (loss)	40,642,073
Undistributed net investment income	6,160,999
Net assets	$502,487,288
Shares of beneficial interest outstanding	9,293,887

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$320,383,927	5,908,148	$54.23
Service Class	182,103,361	3,385,739	53.79

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$8,763,133
Dividends from affiliated issuers	25,169
Total investment income	$8,788,302
Expenses
Management fee	$1,952,648
Distribution and/or service fees	437,818
Shareholder servicing costs	17,805
Administrative services fee	86,680
Independent Trustees’ compensation	9,311
Custodian fee	24,236
Shareholder communications	57,784
Audit and tax fees	51,550
Legal fees	6,639
Miscellaneous	21,429
Total expenses	$2,665,900
Reduction of expenses by investment adviser	(39,068)
Net expenses	$2,626,832
Net investment income (loss)	$6,161,470
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$40,921,445
Affiliated issuers	(300)
Net realized gain (loss)	$40,921,145
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$44,745,233
Affiliated issuers	(6)
Net unrealized gain (loss)	$44,745,227
Net realized and unrealized gain (loss)	$85,666,372
Change in net assets from operations	$91,827,842

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$6,161,470	$6,831,564
Net realized gain (loss)	40,921,145	10,062,579
Net unrealized gain (loss)	44,745,227	20,818,767
Change in net assets from operations	$91,827,842	$37,712,910
Distributions declared to shareholders
From net investment income	$(6,939,009)	$(6,431,285)
From net realized gain	(10,294,078)	(48,845,958)
Total distributions declared to shareholders	$(17,233,087)	$(55,277,243)
Change in net assets from fund share transactions	$(48,097,121)	$30,405,523
Total change in net assets	$26,497,634	$12,841,190
Net assets
At beginning of period	475,989,654	463,148,464
At end of period (including undistributed net investment income of $6,160,999 and $6,938,538, respectively)	$502,487,288	$475,989,654

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$46.62	$48.56		$53.50	$48.31	$36.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	$0.74	(c)	$0.76	$0.77	$0.71
Net realized and unrealized gain (loss)	8.80	3.24		(0.62)	5.28	12.32
Total from investment operations	$9.48	$3.98		$0.14	$6.05	$13.03
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.72)		$(0.87)	$(0.86)	$(0.87)
From net realized gain	(1.09)	(5.20)		(4.21)	—	—
Total distributions declared to shareholders	$(1.87)	$(5.92)		$(5.08)	$(0.86)	$(0.87)
Net asset value, end of period (x)	$54.23	$46.62		$48.56	$53.50	$48.31
Total return (%) (k)(r)(s)(x)	20.76	8.45	(c)	1.13	12.57	36.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.49	(c)	0.60	0.60	0.60
Expenses after expense reductions (f)	0.45	0.44	(c)	0.45	0.45	0.50
Net investment income (loss)	1.35	1.56	(c)	1.45	1.53	1.68
Portfolio turnover	51	49		51	41	43
Net assets at end of period (000 omitted)	$320,384	$306,368		$319,721	$361,501	$367,674

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$46.26	$48.26		$53.18	$48.02	$35.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.61	(c)	$0.62	$0.64	$0.60
Net realized and unrealized gain (loss)	8.73	3.22		(0.61)	5.23	12.24
Total from investment operations	$9.28	$3.83		$0.01	$5.87	$12.84
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.63)		$(0.72)	$(0.71)	$(0.75)
From net realized gain	(1.09)	(5.20)		(4.21)	—	—
Total distributions declared to shareholders	$(1.75)	$(5.83)		$(4.93)	$(0.71)	$(0.75)
Net asset value, end of period (x)	$53.79	$46.26		$48.26	$53.18	$48.02
Total return (%) (k)(r)(s)(x)	20.47	8.17	(c)	0.87	12.28	36.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.74	(c)	0.85	0.85	0.85
Expenses after expense reductions (f)	0.70	0.69	(c)	0.70	0.70	0.75
Net investment income (loss)	1.10	1.30	(c)	1.20	1.28	1.44
Portfolio turnover	51	49		51	41	43
Net assets at end of period (000 omitted)	$182,103	$169,622		$143,427	$116,301	$134,107

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$499,764,838	$—	$—	$499,764,838
Mutual Funds	2,531,431	—	—	2,531,431
Total	$502,296,269	$—	$—	$502,296,269

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$6,939,009	$6,431,285
Long-term capital gains	10,294,078	48,845,958
Total distributions	$17,233,087	$55,277,243

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$376,347,778
Gross appreciation	127,839,012
Gross depreciation	(1,890,521)
Net unrealized appreciation (depreciation)	$125,948,491
Undistributed ordinary income	6,506,052
Undistributed long-term capital gain	40,677,507

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$4,671,636	$4,331,384	$6,553,119	$31,449,575
Service Class	2,267,373	2,099,901	3,740,959	17,396,383
Total	$6,939,009	$6,431,285	$10,294,078	$48,845,958

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $39,068, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $16,370, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,435.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $868 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in sale transactions pursuant to this policy, which amounted to $4,048,949. The sales transactions resulted in net realized gains (losses) of $984,583.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $248,121,443 and $306,195,422, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	84,685	$4,227,596	197,629	$9,164,031
Service Class	167,159	8,469,294	777,422	36,935,471
	251,844	$12,696,890	975,051	$46,099,502
Shares issued to shareholders in reinvestment of distributions
Initial Class	225,279	$11,063,474	783,467	$35,780,959
Service Class	123,248	6,008,332	429,812	19,496,284
	348,527	$17,071,806	1,213,279	$55,277,243
Shares reacquired
Initial Class	(973,435)	$(49,201,989)	(993,359)	$(46,872,280)
Service Class	(571,295)	(28,663,828)	(512,413)	(24,098,942)
	(1,544,730)	$(77,865,817)	(1,505,772)	$(70,971,222)
Net change
Initial Class	(663,471)	$(33,910,919)	(12,263)	$(1,927,290)
Service Class	(280,888)	(14,186,202)	694,821	32,332,813
	(944,359)	$(48,097,121)	682,558	$30,405,523

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $3,295 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		676,957	61,489,555	(59,634,828)	2,531,684

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(300)	$(6)	$—	$25,169	$2,531,431

18

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

22

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

24

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,324,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2017

MFS® CORPORATE

BOND PORTFOLIO

MFS® Variable Insurance Trust II

BDS-ANN

MFS® CORPORATE BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Corporate Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	83.5%
High Yield Corporates	9.5%
U.S. Treasury Securities	1.8%
Mortgage-Backed Securities	0.5%
Emerging Markets Bonds	0.4%
Commercial Mortgage-Backed Securities	0.1%
Asset-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	1.3%
A	24.2%
BBB	58.4%
BB	8.9%
B	0.6%
C	0.1%
D (o)	0.0%
U.S. Government	1.8%
Federal Agencies	0.5%
Not Rated (o)	0.0%
Cash & Cash Equivalents	4.2%

Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	11.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Corporate Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Corporate Bond Portfolio (“fund”) provided a total return of 6.39%, while Service Class shares of the fund provided a total return of 6.11%. These compare with a return of 6.18% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. Credit Bond Index, the fund’s allocation to cash and/or cash equivalents (which are not represented in the benchmark) held back performance. A combination of the fund’s lesser exposure to, and security selection within, the technology sector also weighed on relative returns. Additionally, a lesser exposure to the sovereign sector detracted from relative performance, as this sector outperformed the benchmark during the year. Security selection within the basic industry sector was another negative factor for relative returns.

Contributors to Performance

The fund’s underweight exposure to “AAA” and “AA” rated (r) securities, and overweight exposure to “BB” and “BBB” rated securities, contributed to relative returns, as lower-quality bonds outperformed the benchmark during the reporting period. Security selection within the banking and energy sectors, also boosted relative performance.

Respectfully,

Portfolio Manager(s)

Richard Hawkins, Alexander Mackey, and Robert Persons

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective April 5, 2017, Alexander Mackey became a Portfolio Manager of the Fund.

3

MFS Corporate Bond Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Corporate Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	6.39%	3.52%	6.00%
Service Class	8/24/01	6.11%	3.27%	5.74%

Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		6.18%	3.24%	5.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Corporate Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.63%	$1,000.00	$1,022.45	$3.21
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$1,021.06	$4.48
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 94.7%
Aerospace – 1.9%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027 (n)	$630,000	$628,425
Lockheed Martin Corp., 3.55%, 1/15/2026	964,000	1,000,744
Northrop Grumman Corp., 2.55%, 10/15/2022	1,737,000	1,724,387
Northrop Grumman Corp., 2.93%, 1/15/2025	1,488,000	1,478,803

		$4,832,359

Apparel Manufacturers – 0.6%
Coach, Inc., 4.125%, 7/15/2027	$1,518,000	$1,529,114

Asset-Backed & Securitized – 0.2%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040 (z)	$184,351	$160,950
Greenwich Capital Commercial Funding Corp., 5.789%, 7/10/2038	144,593	145,460
JPMorgan Chase Commercial Mortgage Securities Corp., 5.746%, 7/15/2042 (n)(q)	200,529	83,799
Lehman Brothers Commercial Conduit Mortgage Trust, 0.958%, 2/18/2030 (i)	33,679	2
Morgan Stanley Capital I, Inc., 1.061%, 11/15/2030 (i)(n)	307,139	22

		$390,233

Automotive – 2.4%
General Motors Co., 5.15%, 4/01/2038	$606,000	$645,637
General Motors Co., 6.25%, 10/02/2043	1,257,000	1,487,736
General Motors Financial Co., Inc., 3.45%, 4/10/2022	1,222,000	1,238,147
General Motors Financial Co., Inc., 4.35%, 1/17/2027	472,000	490,771
Lear Corp., 3.8%, 9/15/2027	956,000	956,538
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	1,426,000	1,509,778

		$6,328,607

Broadcasting – 0.7%
Time Warner, Inc., 3.8%, 2/15/2027	$1,054,000	$1,052,708
Time Warner, Inc., 5.35%, 12/15/2043	685,000	754,855

		$1,807,563

Brokerage & Asset Managers – 1.4%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$858,000	$850,645
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	652,000	658,227
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	1,070,000	1,122,761
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	1,080,000	1,089,505

		$3,721,138

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – 2.5%
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	$747,000	$741,198
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	850,000	893,908
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	504,000	496,662
Masco Corp., 4.45%, 4/01/2025	560,000	593,768
Masco Corp., 4.375%, 4/01/2026	476,000	502,418
Mohawk Industries, Inc., 3.85%, 2/01/2023	999,000	1,036,953
Owens Corning, 4.2%, 12/15/2022	460,000	482,271
Standard Industries, Inc., 4.75%, 1/15/2028 (z)	1,801,000	1,805,160

		$6,552,338

Business Services – 1.8%
Cisco Systems, Inc., 2.2%, 2/28/2021	$1,428,000	$1,423,338
Equinix, Inc., 5.75%, 1/01/2025	969,000	1,028,351
Fidelity National Information Services, Inc., 2%, 4/15/2018	135,000	135,030
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	220,000	224,867
Fidelity National Information Services, Inc., 5%, 10/15/2025	216,000	238,649
MSCI, Inc., 5.75%, 8/15/2025 (n)	1,464,000	1,571,970

		$4,622,205

Cable TV – 4.1%
Charter Communications Operating LLC, 5.375%, 5/01/2047	$751,000	$769,405
Charter Communications Operating LLC, 6.384%, 10/23/2035	886,000	1,038,381
Comcast Corp., 4.65%, 7/15/2042	628,000	706,304
Comcast Corp., 4.75%, 3/01/2044	720,000	824,953
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	803,000	791,804
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	332,000	334,783
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	578,000	576,919
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	170,000	177,013
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	353,000	365,796
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	875,000	877,188
Time Warner Cable, Inc., 8.25%, 4/01/2019	850,000	908,399
Time Warner Cable, Inc., 5%, 2/01/2020	354,000	369,417
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	895,275
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	266,000	365,791
Videotron Ltd., 5%, 7/15/2022	1,555,000	1,636,638

		$10,638,066

7

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Chemicals – 1.1%
Braskem Netherlands Finance B.V., 3.5%, 1/10/2023 (n)	$445,000	$436,990
LyondellBasell Industries N.V., 5%, 4/15/2019	457,000	469,184
LyondellBasell Industries N.V., 6%, 11/15/2021	1,256,000	1,395,028
Sherwin-Williams Co., 4.5%, 6/01/2047	500,000	546,165

		$2,847,367

Computer Software – 0.7%
Oracle Corp., 3.4%, 7/08/2024	$1,107,000	$1,147,636
VeriSign, Inc., 4.625%, 5/01/2023	763,000	783,029

		$1,930,665

Computer Software – Systems – 0.3%
Apple, Inc., 4.375%, 5/13/2045	$383,000	$431,077
Apple, Inc., 4.25%, 2/09/2047	319,000	354,144

		$785,221

Conglomerates – 0.3%
Parker-Hannifin Corp., 4.1%, 3/01/2047	$676,000	$725,950

Consumer Products – 1.0%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	$2,679,000	$2,615,610

Consumer Services – 2.5%
Priceline Group, Inc., 3.65%, 3/15/2025	$769,000	$781,416
Priceline Group, Inc., 3.6%, 6/01/2026	1,761,000	1,768,086
Service Corp. International, 5.375%, 1/15/2022	170,000	174,038
Service Corp. International, 5.375%, 5/15/2024	2,004,000	2,111,715
Visa, Inc., 4.15%, 12/14/2035	1,413,000	1,567,692

		$6,402,947

Containers – 2.1%
Ball Corp., 5%, 3/15/2022	$682,000	$728,035
Ball Corp., 4%, 11/15/2023	691,000	704,820
Ball Corp., 5.25%, 7/01/2025	1,030,000	1,120,125
Crown American LLC, 4.5%, 1/15/2023	1,539,000	1,562,085
Sealed Air Corp., 5.5%, 9/15/2025 (n)	1,150,000	1,253,500

		$5,368,565

Electrical Equipment – 0.9%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$478,000	$484,347
Arrow Electronics, Inc., 3.875%, 1/12/2028	1,979,000	1,972,469

		$2,456,816

Electronics – 1.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027 (n)	$1,857,000	$1,826,867
Flextronics International Ltd., 4.625%, 2/15/2020	2,018,000	2,082,926
NXP B.V./NXP Funding LLC, 4.125%, 6/15/2020 (n)	309,000	316,425
Tyco Electronics Group S.A., 2.375%, 12/17/2018	229,000	229,514

Issuer	Shares/Par	Value ($)
BONDS – continued
Electronics – continued
Tyco Electronics Group S.A., 3.5%, 2/03/2022	$252,000	$258,873

		$4,714,605

Energy – Integrated – 0.5%
Shell International Finance B.V., 3.75%, 9/12/2046	$1,300,000	$1,324,598

Financial Institutions – 1.3%
AerCap Ireland Capital Co., 3.65%, 7/21/2027	$1,426,000	$1,410,846
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	227,000	237,943
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	570,000	588,162
International Lease Finance Corp., 5.875%, 8/15/2022	1,000,000	1,107,729

		$3,344,680

Food & Beverages – 5.3%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$3,348,000	$3,498,866
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	2,492,000	2,549,694
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	1,977,000	2,217,115
Constellation Brands, Inc., 4.25%, 5/01/2023	1,605,000	1,697,617
Kraft Heinz Foods Co., 5%, 7/15/2035	415,000	452,791
Kraft Heinz Foods Co., 6.5%, 2/09/2040	1,459,000	1,849,740
Tyson Foods, Inc., 4.5%, 6/15/2022	598,000	638,657
Tyson Foods, Inc., 5.15%, 8/15/2044	368,000	430,293
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	505,000	509,641

		$13,844,414

Food & Drug Stores – 0.6%
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019	$1,433,000	$1,441,538

Forest & Paper Products – 0.8%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$806,000	$869,223
International Paper Co., 6%, 11/15/2041	860,000	1,075,619
Packaging Corp. of America, 3.9%, 6/15/2022	133,000	138,515

		$2,083,357

Gaming & Lodging – 0.5%
Wyndham Worldwide Corp., 2.5%, 3/01/2018	$811,000	$811,256
Wyndham Worldwide Corp., 5.1%, 10/01/2025	463,000	485,149

		$1,296,405

Insurance – 1.1%
American International Group, Inc., 4.7%, 7/10/2035	$1,010,000	$1,116,299
American International Group, Inc., 4.5%, 7/16/2044	917,000	986,841

8

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – continued
Unum Group, 4%, 3/15/2024	$637,000	$663,197

		$2,766,337

Insurance – Health – 0.9%
Aetna, Inc., 2.8%, 6/15/2023	$508,000	$499,887
UnitedHealth Group, Inc., 4.625%, 7/15/2035	1,690,000	1,966,781

		$2,466,668

Insurance – Property & Casualty – 3.4%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$828,000	$833,292
Chubb Corp., FLR, 3.609% (LIBOR-3mo. + 2.25%), 3/29/2067	279,000	276,908
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	343,000	342,428
CNA Financial Corp., 5.875%, 8/15/2020	1,570,000	1,698,115
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	951,000	1,056,016
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018	678,000	680,456
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	900,000	962,106
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	779,000	804,724
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	471,000	521,225
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	468,000	486,222
XL Group Ltd., 5.75%, 10/01/2021	1,110,000	1,218,142

		$8,879,634

Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$905,000	$903,302

Major Banks – 11.7%
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023 (z)	$739,000	$740,793
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028 (z)	834,000	833,922
Bank of America Corp., 3.124% to 1/20/2022, FLR to 1/20/2023	1,232,000	1,249,600
Bank of America Corp., 4.125%, 1/22/2024	1,917,000	2,038,434
Bank of America Corp., 4.2%, 8/26/2024	1,434,000	1,509,782
Bank of America Corp., 6.1% to 3/17/2025, FLR to 12/29/2049	1,420,000	1,558,450
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	1,090,000	1,118,772
HSBC Holdings PLC, 4.375%, 11/23/2026	941,000	982,155
HSBC Holdings PLC, 6% to 5/22/2027, FLR to 11/25/2065	1,171,000	1,231,014
JPMorgan Chase & Co., 3.964% to 11/15/2047, FLR to 11/15/2048	1,500,000	1,547,271
JPMorgan Chase & Co., 4.25%, 10/15/2020	442,000	463,413
JPMorgan Chase & Co., 4.5%, 1/24/2022	790,000	845,245
JPMorgan Chase & Co., 3.25%, 9/23/2022	2,397,000	2,453,845
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	691,639
JPMorgan Chase & Co., 2.95%, 10/01/2026	1,192,000	1,170,502
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR to 1/29/2049	1,221,000	1,382,783

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Morgan Stanley, 5.5%, 7/28/2021	$1,245,000	$1,361,693
Morgan Stanley, 3.125%, 7/27/2026	2,972,000	2,930,569
Morgan Stanley, 3.971% to 7/22/2037, FLR to 7/22/2038	665,000	688,081
PNC Bank N.A., 2.6%, 7/21/2020	1,158,000	1,165,295
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	1,688,000	1,778,127
Wachovia Corp., 6.605%, 10/01/2025	1,270,000	1,531,211
Wells Fargo & Co., 4.1%, 6/03/2026	1,000,000	1,048,347

		$30,320,943

Medical & Health Technology & Services – 4.4%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$161,000	$164,860
Becton, Dickinson and Co., 4.685%, 12/15/2044	1,083,000	1,183,227
Becton, Dickinson and Co., 4.669%, 6/06/2047	1,655,000	1,790,255
HCA, Inc., 4.75%, 5/01/2023	910,000	937,300
HCA, Inc., 5.25%, 6/15/2026	963,000	1,020,780
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	917,000	918,223
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	900,000	972,737
Life Technologies Corp., 6%, 3/01/2020	2,172,000	2,324,527
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	555,000	539,148
Thermo Fisher Scientific, Inc., 4.1%, 8/15/2047	1,544,000	1,589,101

		$11,440,158

Medical Equipment – 2.2%
Abbott Laboratories, 2.9%, 11/30/2021	$2,291,000	$2,317,267
Abbott Laboratories, 4.75%, 11/30/2036	1,636,000	1,836,922
Medtronic, Inc., 3.5%, 3/15/2025	1,061,000	1,100,368
Medtronic, Inc., 4.375%, 3/15/2035	381,000	429,211
Teleflex, Inc., 4.625%, 11/15/2027	125,000	126,069

		$5,809,837

Metals & Mining – 2.0%
Barrick Gold Corp., 3.85%, 4/01/2022	$297,000	$310,850
Barrick North America Finance LLC, 4.4%, 5/30/2021	93,000	98,432
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	863,000	892,774
Glencore Funding LLC, 4%, 4/16/2025 (n)	536,000	541,383
Glencore Funding LLC, 4%, 3/27/2027 (n)	1,389,000	1,394,196
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	559,000	551,599
Kinross Gold Corp., 5.95%, 3/15/2024	667,000	731,199
Southern Copper Corp., 6.75%, 4/16/2040	415,000	539,118
Steel Dynamics, Inc., 4.125%, 9/15/2025 (n)	29,000	29,218

		$5,088,769

Midstream – 3.0%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$1,498,878
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	975,000	982,416

9

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	$465,000	$600,275
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	370,000	400,760
Kinder Morgan Energy Partners LP, 7.4%, 3/15/2031	581,000	719,875
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,467,000	1,610,309
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	146,669
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	289,000	324,605
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	542,000	581,456
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,021,000	1,032,726

		$7,897,969

Mortgage-Backed – 0.5%
Freddie Mac, 3.136%, 10/25/2024	$807,000	$829,001
Freddie Mac, 3.244%, 8/25/2027	69,000	71,034
Freddie Mac, 3.286%, 11/25/2050	397,000	410,402

		$1,310,437

Natural Gas – Distribution – 1.8%
NiSource Finance Corp., 3.85%, 2/15/2023	$1,106,000	$1,146,784
NiSource Finance Corp., 4.8%, 2/15/2044	761,000	860,718
Sempra Energy, 3.25%, 6/15/2027	2,779,000	2,764,587

		$4,772,089

Network & Telecom – 2.5%
AT&T, Inc., 2.45%, 6/30/2020	$619,000	$618,282
AT&T, Inc., 3.8%, 3/01/2024	1,163,000	1,190,798
AT&T, Inc., 4.9%, 8/14/2037	2,087,000	2,116,173
AT&T, Inc., 4.75%, 5/15/2046	1,136,000	1,110,113
AT&T, Inc., 5.65%, 2/15/2047	669,000	731,564
Verizon Communications, Inc., 5.012%, 4/15/2049	654,000	685,293

		$6,452,223

Oils – 2.4%
Andeavor, 4.5%, 4/01/2048	$475,000	$479,945
Marathon Petroleum Corp., 3.4%, 12/15/2020	1,105,000	1,129,000
Marathon Petroleum Corp., 4.75%, 9/15/2044	910,000	949,992
Valero Energy Corp., 3.4%, 9/15/2026	1,601,000	1,607,078
Valero Energy Corp., 4.9%, 3/15/2045	1,783,000	2,028,981

		$6,194,996

Other Banks & Diversified Financials – 3.8%
BPCE S.A., 4.5%, 3/15/2025 (n)	$760,000	$794,173
Capital One Financial Corp., 3.75%, 4/24/2024	796,000	817,575
Citigroup, Inc., 4.4%, 6/10/2025	646,000	681,716
Citigroup, Inc., 3.2%, 10/21/2026	2,633,000	2,611,697

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Citigroup, Inc., 3.52% to 10/27/2027, FLR to 10/27/2028	$2,233,000	$2,242,854
Discover Bank, 7%, 4/15/2020	1,097,000	1,195,641
ING Groep N.V., 3.95%, 3/29/2027	956,000	996,371
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR to 12/31/2165 (n)	444,000	461,205
SunTrust Banks, Inc., 3.3%, 5/15/2026	200,000	198,025

		$9,999,257

Personal Computers & Peripherals – 0.2%
Equifax, Inc., 2.3%, 6/01/2021	$539,000	$526,068

Pharmaceuticals – 1.4%
Biogen, Inc., 3.625%, 9/15/2022	$562,000	$582,352
Celgene Corp., 2.875%, 8/15/2020	1,908,000	1,925,652
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021	1,225,000	1,205,590

		$3,713,594

Pollution Control – 0.5%
Republic Services, Inc., 5.25%, 11/15/2021	$1,160,000	$1,266,278

Railroad & Shipping – 0.3%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$424,000	$451,113
Canadian Pacific Railway Co., 4.5%, 1/15/2022	400,000	425,926

		$877,039

Real Estate – Office – 0.5%
Boston Properties LP, REIT, 3.85%, 2/01/2023	$1,131,000	$1,178,085

Retailers – 1.0%
Best Buy Co., Inc., 5%, 8/01/2018	$935,000	$950,356
Best Buy Co., Inc., 5.5%, 3/15/2021	31,000	33,392
Home Depot, Inc., 4.875%, 2/15/2044	1,260,000	1,522,162

		$2,505,910

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/2021	$656,000	$698,175

Telecommunications – Wireless – 3.3%
American Tower Corp., REIT, 3%, 6/15/2023	$1,049,000	$1,046,093
American Tower Corp., REIT, 3.6%, 1/15/2028	1,133,000	1,125,993
American Tower Corp., REIT, 3.5%, 1/31/2023	371,000	379,294
American Tower Corp., REIT, 4%, 6/01/2025	1,000,000	1,035,985
Crown Castle International Corp., 5.25%, 1/15/2023	470,000	514,554
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	354,776
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	532,496
Crown Castle Towers LLC, 4.883%, 8/15/2040 (n)	612,000	639,993

10

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Telecommunications – Wireless – continued
SBA Tower Trust, 2.898%, 10/15/2044 (n)	$1,081,000	$1,083,568
T-Mobile USA, Inc., 6%, 4/15/2024	1,640,000	1,738,400

		$8,451,152

Tobacco – 2.4%
B.A.T. Capital Corp., 3.557%, 8/15/2027 (n)	$1,407,000	$1,408,407
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	1,819,000	1,906,854
Philip Morris International, Inc., 4.875%, 11/15/2043	892,000	1,017,951
Reynolds American, Inc., 8.125%, 6/23/2019	733,000	792,788
Reynolds American, Inc., 3.25%, 6/12/2020	165,000	167,645
Reynolds American, Inc., 4.45%, 6/12/2025	418,000	445,590
Reynolds American, Inc., 5.7%, 8/15/2035	483,000	575,362

		$6,314,597

Transportation – Services – 0.4%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$272,000	$281,709
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	421,000	562,608
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	206,301

		$1,050,618

U.S. Treasury Obligations – 1.8%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$3,999,000	$4,563,369

Utilities – Electric Power – 7.3%
Alabama Power Co., 4.15%, 8/15/2044	$479,000	$516,427
Berkshire Hathaway Energy, 4.5%, 2/01/2045	597,000	666,808
CMS Energy Corp., 6.25%, 2/01/2020	1,010,000	1,086,321
CMS Energy Corp., 5.05%, 3/15/2022	209,000	227,185

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
DTE Electric Co., 3.7%, 3/15/2045	$223,000	$229,563
Duke Energy Corp., 3.75%, 9/01/2046	1,059,000	1,046,243
EDP Finance B.V., 5.25%, 1/14/2021 (n)	728,000	779,777
Emera U.S. Finance LP, 2.7%, 6/15/2021	330,000	329,163
Emera U.S. Finance LP, 3.55%, 6/15/2026	378,000	378,985
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	1,974,000	1,944,803
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	1,665,000	1,801,180
Eversource Energy, 2.9%, 10/01/2024	991,000	983,232
Exelon Corp., 3.497%, 6/01/2022	1,163,000	1,185,068
FirstEnergy Corp., 3.9%, 7/15/2027	1,936,000	1,983,148
PPL Capital Funding, Inc., 3.1%, 5/15/2026	1,290,000	1,262,230
PPL Capital Funding, Inc., 5%, 3/15/2044	590,000	683,050
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	1,057,000	1,132,718
Public Service Enterprise Group, 2%, 11/15/2021	1,555,000	1,517,889
Southern Co., 2.95%, 7/01/2023	440,000	440,148
Southern Co., 4.4%, 7/01/2046	829,000	882,056

		$19,075,994

Total Bonds (Identified Cost, $236,755,376)		$246,127,859

INVESTMENT COMPANIES (h) – 4.4%
MONEY MARKET FUNDS – 4.4%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $11,300,235)	11,301,365	$11,300,235

OTHER ASSETS, LESS LIABILITIES – 0.9%		2,353,515

NET ASSETS – 100.0%		$259,781,609

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $11,300,235 and $246,127,859, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $36,565,624, representing 14.1% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023	12/16/09-12/15/17	$739,370	$740,793
Bank of America Corp., 3.419% to 12/20/2027, FLR to 12/20/2028	9/21/17-12/15/17	829,459	833,922
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	184,351	160,950
Standard Industries, Inc., 4.75%, 1/15/2028	12/11/17	1,801,000	1,805,160
Total Restricted Securities			$3,540,825
% of Net assets			1.4%

11

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

12

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $236,755,376)	$246,127,859
Investments in affiliated issuers, at value (identified cost, $11,300,235)	11,300,235
Receivables for
Fund shares sold	176,282
Interest	2,767,717
Other assets	2,034
Total assets	$260,374,127
Liabilities
Payable to custodian	$1,769
Payable for fund shares reacquired	511,710
Payable to affiliates
Investment adviser	6,537
Shareholder servicing costs	83
Distribution and/or service fees	5,327
Payable for independent Trustees’ compensation	70
Accrued expenses and other liabilities	67,022
Total liabilities	$592,518
Net assets	$259,781,609
Net assets consist of
Paid-in capital	$241,779,720
Unrealized appreciation (depreciation)	9,372,483
Accumulated net realized gain (loss)	(12,501)
Undistributed net investment income	8,641,907
Net assets	$259,781,609
Shares of beneficial interest outstanding	22,536,574

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$65,444,688	5,622,522	$11.64
Service Class	194,336,921	16,914,052	11.49

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

13

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$10,305,419
Dividends from affiliated issuers	61,461
Total investment income	$10,366,880
Expenses
Management fee	$1,554,267
Distribution and/or service fees	482,156
Shareholder servicing costs	9,285
Administrative services fee	50,530
Independent Trustees’ compensation	8,874
Custodian fee	16,862
Shareholder communications	28,891
Audit and tax fees	71,630
Legal fees	4,006
Miscellaneous	21,357
Total expenses	$2,247,858
Reduction of expenses by investment adviser	(131,435)
Net expenses	$2,116,423
Net investment income (loss)	$8,250,457
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,604,593
Affiliated issuers	(149)
Net realized gain (loss)	$2,604,444
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$4,667,515
Affiliated issuers	(487)
Net unrealized gain (loss)	$4,667,028
Net realized and unrealized gain (loss)	$7,271,472
Change in net assets from operations	$15,521,929

See Notes to Financial Statements

14

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$8,250,457	$8,739,805
Net realized gain (loss)	2,604,444	(10,729)
Net unrealized gain (loss)	4,667,028	6,944,788
Change in net assets from operations	$15,521,929	$15,673,864
Distributions declared to shareholders
From net investment income	$(9,218,117)	$(10,397,774)
From net realized gain	—	(463,879)
Total distributions declared to shareholders	$(9,218,117)	$(10,861,653)
Change in net assets from fund share transactions	$(1,820,793)	$(10,440,350)
Total change in net assets	$4,483,019	$(5,628,139)
Net assets
At beginning of period	255,298,590	260,926,729
At end of period (including undistributed net investment income of $8,641,907 and $9,193,377, respectively)	$259,781,609	$255,298,590

See Notes to Financial Statements

15

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.36	$11.16		$11.76	$11.58	$12.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.41	(c)	$0.42	$0.43	$0.43
Net realized and unrealized gain (loss)	0.33	0.31		(0.46)	0.24	(0.48)
Total from investment operations	$0.72	$0.72		$(0.04)	$0.67	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.50)		$(0.48)	$(0.46)	$(0.52)
From net realized gain	—	(0.02)		(0.08)	(0.03)	(0.21)
Total distributions declared to shareholders	$(0.44)	$(0.52)		$(0.56)	$(0.49)	$(0.73)
Net asset value, end of period (x)	$11.64	$11.36		$11.16	$11.76	$11.58
Total return (%) (k)(r)(s)(x)	6.39	6.28	(c)	(0.31)	5.78	(0.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.65	(c)	0.68	0.67	0.67
Expenses after expense reductions (f)	0.63	0.60	(c)	0.63	0.65	0.67
Net investment income (loss)	3.37	3.52	(c)	3.64	3.59	3.54
Portfolio turnover	36	31		26	36	38
Net assets at end of period (000 omitted)	$65,445	$66,858		$70,980	$79,042	$81,921

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.22	$11.03		$11.63	$11.45	$12.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$ 0.37	(c)	$0.39	$0.39	$0.39
Net realized and unrealized gain (loss)	0.32	0.30		(0.46)	0.25	(0.47)
Total from investment operations	$0.68	$0.67		$(0.07)	$0.64	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.46)		$(0.45)	$(0.43)	$(0.49)
From net realized gain	—	(0.02)		(0.08)	(0.03)	(0.21)
Total distributions declared to shareholders	$(0.41)	$(0.48)		$(0.53)	$(0.46)	$(0.70)
Net asset value, end of period (x)	$11.49	$11.22		$11.03	$11.63	$11.45
Total return (%) (k)(r)(s)(x)	6.11	5.98	(c)	(0.58)	5.59	(0.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.90	(c)	0.93	0.92	0.92
Expenses after expense reductions (f)	0.88	0.85	(c)	0.88	0.90	0.92
Net investment income (loss)	3.12	3.27	(c)	3.39	3.34	3.29
Portfolio turnover	36	31		26	36	38
Net assets at end of period (000 omitted)	$194,337	$188,440		$189,946	$211,332	$211,303

See Notes to Financial Statements

16

MFS Corporate Bond Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Corporate Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

18

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$4,563,369	$—	$4,563,369
U.S. Corporate Bonds	—	207,244,008	—	207,244,008
Residential Mortgage-Backed Securities	—	1,310,437	—	1,310,437
Commercial Mortgage-Backed Securities	—	229,283	—	229,283
Asset-Backed Securities	—	160,950	—	160,950
Foreign Bonds	—	32,619,812	—	32,619,812
Mutual Funds	11,300,235	—	—	11,300,235
Total	$11,300,235	$246,127,859	$—	$257,428,094

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain

19

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$9,218,117	$10,397,985
Long-term capital gains	—	463,668
Total distributions	$9,218,117	$10,861,653

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$249,061,477
Gross appreciation	9,422,898
Gross depreciation	(1,056,281)
Net unrealized appreciation (depreciation)	$8,366,617
Undistributed ordinary income	9,316,056
Undistributed long-term capital gain	319,216

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$2,456,713	$2,886,412	$—	$122,638
Service Class	6,761,404	7,511,362	—	341,241
Total	$9,218,117	$10,397,774	$—	$463,879

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $20,724, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $110,711, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

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MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $8,473, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $812.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0195% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $460 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$8,155,947	$4,387,368
Non-U.S. Government securities	$81,511,496	$90,338,766

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	282,268	$3,276,802	395,065	$4,557,470
Service Class	1,975,574	22,523,964	2,128,133	24,250,549
	2,257,842	$25,800,766	2,523,198	$28,808,019
Shares issued to shareholders in reinvestment of distributions
Initial Class	213,071	$2,456,713	256,964	$3,009,050
Service Class	593,626	6,761,404	678,704	7,852,603
	806,697	$9,218,117	935,668	$10,861,653
Shares reacquired
Initial Class	(756,051)	$(8,767,249)	(1,126,561)	$(13,113,880)
Service Class	(2,445,256)	(28,072,427)	(3,238,146)	(36,996,142)
	(3,201,307)	$(36,839,676)	(4,364,707)	$(50,110,022)

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MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Net change
Initial Class	(260,712)	$(3,033,734)	(474,532)	$(5,547,360)
Service Class	123,944	1,212,941	(431,309)	(4,892,990)
	(136,768)	$(1,820,793)	(905,841)	$(10,440,350)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $1,748 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		8,548,103	81,967,846	(79,214,584)	11,301,365

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(149)	$(487)	$—	$61,461	$11,300,235

22

MFS Corporate Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Corporate Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Corporate Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

24

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

25

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Richard Hawkins Alexander Mackey Robert Persons

26

MFS Corporate Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Corporate Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

28

MFS Corporate Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
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31

ANNUAL REPORT

December 31, 2017

MFS® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	2.5%
Alphabet, Inc., “A”	2.5%
Bank of America Corp.	2.3%
Chevron Corp.	2.1%
Citigroup, Inc.	2.0%
Amazon.com, Inc.	1.9%
Pfizer, Inc.	1.7%
Analog Devices, Inc.	1.7%
Johnson & Johnson	1.6%
American Tower Corp., REIT	1.5%

Equity sectors
Financial Services	19.2%
Technology	18.8%
Health Care	13.5%
Industrial Goods & Services	9.0%
Retailing	6.4%
Consumer Staples	6.1%
Utilities & Communications (s)	5.9%
Energy	5.3%
Leisure	4.8%
Special Products & Services	4.1%
Basic Materials	3.8%
Transportation	1.3%
Autos & Housing	1.1%

(o)	Less than 0.1%.

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of 24.82%, while Service Class shares of the fund provided a total return of 24.50%. These compare with a return of 21.13% over the same period for the fund’s benchmark, the Russell 3000® Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Strong stock selection in the industrial goods & services, utilities & communications and technology sectors was a primary factor benefiting performance relative to the Russell 3000® Index. Within the industrial goods & services sector, not holding shares of diversified industrial conglomerate General Electric aided relative returns. General Electric’s stock declined, notably late in the period, after its new management team significantly reduced its expectations for earnings and cash flow, and cut its dividend in half due to weakness in the company’s Power and Oil & Gas divisions. Within the utilities & communications sector, not holding shares of telecommunication services provider AT&T, and the fund’s overweight position in wireless communications infrastructure operator SBA Communications, supported relative returns. Shares of SBA Communications surpassed the benchmark during the reporting period on the back of healthy organic leasing growth in the United States, which drove strong earnings results. Within the technology sector, overweight positions in broadband communications and networking services company Broadcom, software company Adobe Systems, customer information software manager Salesforce.com, semiconductor company Texas Instruments and computer graphics processors maker NVIDIA lifted relative results.

Elsewhere, not holding shares of integrated oil and gas company Exxon Mobil, and the timing of the fund’s underweight position in pharmaceutical company Merck (h), supported relative returns. Merck’s stock pulled back, late in the reporting period, as the company announced a delay in the development of its non-small cell lung cancer treatment, KN-189.

Performance for the reporting period includes a 0.78% positive impact due to a litigation settlement to the fund by Household International, Inc.

Detractors from Performance

Security selection in the leisure sector detracted from relative performance during the reporting period. Within this sector, the fund’s overweight position in media firm Time Warner hurt relative results. Shares of Timer Warner fell as investors appeared to have been disappointed with the company’s smaller-than-expected advertising revenues, which weighed on shares late in the reporting period.

3

MFS Core Equity Portfolio

Management Review – continued

Stocks in other sectors that weakened relative returns included underweight positions in computer and personal electronics maker Apple and software giant Microsoft, as well as not holding shares of aerospace company Boeing, pharmaceutical company AbbVie and home improvement retailer Home Depot. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. The fund’s overweight positions in global integrated energy company Hess and shopping center operator Tanger Factory Outlet (h), as well as the timing of the fund’s ownership in shares of specialty apparel retailer Express (h), further hindered relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	24.82%	15.78%	8.65%
Service Class	8/24/01	24.50%	15.48%	8.38%

Comparative benchmark(s)
Russell 3000® Index (f)		21.13%	15.58%	8.60%

(f)	Source: FactSet Research Systems Inc.

Included in the Initial Class and Service Class total returns for the month of May 31, 2017 are proceeds received from a non-recurring litigation settlement against Household International Inc. Had these proceeds not been included the 1-year total returns would have been lower by 0.78%.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.86%	$1,000.00	$1,115.91	$4.59
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$1,114.73	$5.92
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.7%
Aerospace – 3.9%
Curtiss-Wright Corp.	3,749	$456,816
Honeywell International, Inc.	19,941	3,058,152
L3 Technologies, Inc.	4,009	793,181
Leidos Holdings, Inc.	9,862	636,789
Northrop Grumman Corp.	6,014	1,845,757
Textron, Inc.	10,679	604,324
United Technologies Corp.	7,694	981,523

		$8,376,542

Alcoholic Beverages – 0.4%
Constellation Brands, Inc., “A”	4,249	$971,194

Apparel Manufacturers – 1.4%
Hanesbrands, Inc.	34,223	$715,603
NIKE, Inc., “B”	38,029	2,378,714

		$3,094,317

Automotive – 0.6%
Aptiv PLC	6,972	$591,435
CoPart, Inc. (a)	14,940	645,258
Delphi Technologies PLC (a)	2,323	121,888

		$1,358,581

Biotechnology – 2.0%
Biogen, Inc. (a)	8,368	$2,665,794
Bruker BioSciences Corp.	5,628	193,153
Illumina, Inc. (a)	2,143	468,224
Incyte Corp. (a)	11,352	1,075,148

		$4,402,319

Brokerage & Asset Managers – 1.2%
Blackstone Group LP	51,550	$1,650,631
TMX Group Ltd.	16,153	905,185

		$2,555,816

Business Services – 2.5%
Amdocs Ltd.	6,466	$423,394
Cognizant Technology Solutions Corp., “A”	14,305	1,015,941
DXC Technology Co.	10,074	956,022
Fidelity National Information Services, Inc.	12,103	1,138,771
Global Payments, Inc.	8,886	890,733
Grand Canyon Education, Inc. (a)	1,198	107,257
Total System Services, Inc.	5,076	401,461
Zendesk, Inc. (a)	17,733	600,085

		$5,533,664

Cable TV – 1.0%
Altice USA, Inc. (a)(l)	12,618	$267,880
Comcast Corp., “A”	48,034	1,923,762

		$2,191,642

Chemicals – 2.6%
Celanese Corp.	6,049	$647,727
CF Industries Holdings, Inc.	16,876	717,905

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – continued
DowDuPont, Inc.	17,598	$1,253,330
FMC Corp.	7,732	731,911
Ingevity Corp. (a)	8,136	573,344
PPG Industries, Inc.	14,516	1,695,759

		$5,619,976

Computer Software – 3.5%
Adobe Systems, Inc. (a)	14,118	$2,474,038
Cloudera, Inc. (a)	798	13,183
Microsoft Corp.	27,355	2,339,947
Salesforce.com, Inc. (a)	27,154	2,775,953

		$7,603,121

Computer Software – Systems – 1.9%
Apple, Inc.	11,568	$1,957,653
NCR Corp. (a)	7,575	257,474
Presidio, Inc. (a)	7,501	143,794
Rapid7, Inc. (a)	29,416	548,903
SS&C Technologies Holdings, Inc.	24,354	985,850
Switch, Inc.	4,948	90,004
Xerox Corp.	3,200	93,280

		$4,076,958

Construction – 0.5%
Sherwin-Williams Co.	2,751	$1,128,020

Consumer Products – 1.9%
Coty, Inc., “A”	45,448	$903,961
Estee Lauder Cos., Inc., “A”	7,564	962,443
Newell Brands, Inc.	19,479	601,901
Procter & Gamble Co.	17,306	1,590,075

		$4,058,380

Consumer Services – 1.5%
Bright Horizons Family Solutions, Inc. (a)	8,431	$792,514
Priceline Group, Inc. (a)	1,063	1,847,217
ServiceMaster Global Holdings, Inc. (a)	10,229	524,441

		$3,164,172

Containers – 0.8%
Berry Global Group, Inc. (a)	11,694	$686,087
CCL Industries, Inc.	6,405	295,945
Sealed Air Corp.	13,297	655,542

		$1,637,574

Electrical Equipment – 2.5%
AMETEK, Inc.	23,832	$1,727,105
HD Supply Holdings, Inc. (a)	15,772	631,353
Johnson Controls International PLC	31,439	1,198,140
Sensata Technologies Holding B.V. (a)	19,951	1,019,696
TE Connectivity Ltd.	5,136	488,126
WESCO International, Inc. (a)	5,853	398,882

		$5,463,302

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 6.5%
Analog Devices, Inc.	40,353	$3,592,628
Applied Materials, Inc.	19,789	1,011,614
Broadcom Corp.	10,481	2,692,569
Inphi Corp. (a)	20,252	741,223
Mellanox Technologies Ltd. (a)	12,555	812,308
NVIDIA Corp.	10,698	2,070,063
Texas Instruments, Inc.	30,608	3,196,699

		$14,117,104

Energy – Independent – 2.3%
Concho Resources, Inc. (a)	5,293	$795,114
Energen Corp. (a)	3,194	183,879
EOG Resources, Inc.	15,255	1,646,167
EQT Corp.	3,238	184,307
Hess Corp.	17,604	835,662
Parsley Energy, Inc., “A” (a)	9,339	274,940
Phillips 66	9,727	983,886

		$4,903,955

Energy – Integrated – 2.1%
Chevron Corp. (s)	36,664	$4,589,966

Engineering – Construction – 0.2%
KBR, Inc.	27,068	$536,758

Entertainment – 1.3%
Six Flags Entertainment Corp.	8,602	$572,635
Time Warner, Inc.	12,948	1,184,353
Twenty-First Century Fox, Inc.	29,069	1,003,753

		$2,760,741

Food & Beverages – 2.8%
Blue Buffalo Pet Products, Inc. (a)	7,202	$236,154
Cal-Maine Foods, Inc. (a)	16,029	712,489
J.M. Smucker Co.	4,035	501,308
Mondelez International, Inc.	30,428	1,302,319
Monster Worldwide, Inc. (a)	15,956	1,009,855
PepsiCo, Inc.	19,117	2,292,511
TreeHouse Foods, Inc. (a)	2,433	120,336

		$6,174,972

Gaming & Lodging – 0.5%
Marriott International, Inc., “A”	8,174	$1,109,457

General Merchandise – 0.8%
Costco Wholesale Corp.	9,622	$1,790,847

Health Maintenance Organizations – 1.5%
Cigna Corp.	10,828	$2,199,058
UnitedHealth Group, Inc.	5,091	1,122,362

		$3,321,420

Insurance – 2.9%
Aon PLC	23,423	$3,138,682
Chubb Ltd.	11,724	1,713,228
Hartford Financial Services Group, Inc.	25,365	1,427,542

		$6,279,452

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 6.1%
Alphabet, Inc., “A” (a)(s)	5,103	$5,375,500
Alphabet, Inc., “C” (a)	630	659,232
Facebook, Inc., “A” (a)	30,614	5,402,147
LogMeIn, Inc.	16,006	1,832,687

		$13,269,566

Leisure & Toys – 0.4%
Electronic Arts, Inc. (a)	7,389	$776,288

Machinery & Tools – 1.8%
Illinois Tool Works, Inc.	5,142	$857,943
IPG Photonics Corp. (a)	1,906	408,132
ITT, Inc.	11,908	635,530
Roper Technologies, Inc.	5,347	1,384,873
SPX FLOW, Inc. (a)	14,946	710,682

		$3,997,160

Major Banks – 4.0%
Bank of America Corp.	171,911	$5,074,812
Morgan Stanley	35,123	1,842,904
PNC Financial Services Group, Inc.	12,506	1,804,491

		$8,722,207

Medical & Health Technology & Services – 1.1%
HCA Healthcare, Inc. (a)	5,919	$519,925
Healthcare Services Group, Inc.	6,282	331,187
Henry Schein, Inc. (a)	2,905	203,002
ICON PLC (a)	2,673	299,777
McKesson Corp.	7,037	1,097,420

		$2,451,311

Medical Equipment – 2.9%
Align Technology, Inc. (a)	1,247	$277,071
Danaher Corp.	8,275	768,086
DexCom, Inc. (a)	3,923	225,141
Edwards Lifesciences Corp. (a)	12,013	1,353,985
Medtronic PLC	27,502	2,220,786
NxStage Medical, Inc. (a)	12,808	310,338
Obalon Therapeutics, Inc. (a)	17,393	114,968
PerkinElmer, Inc.	9,483	693,397
Steris PLC	2,702	236,344

		$6,200,116

Metals & Mining – 0.3%
First Quantum Minerals Ltd.	16,540	$231,718
Lundin Mining Corp.	66,731	443,811

		$675,529

Natural Gas – Distribution – 0.3%
New Jersey Resources Corp.	11,244	$452,009
Sempra Energy	906	96,869

		$548,878

Natural Gas – Pipeline – 0.5%
Cheniere Energy, Inc. (a)	18,211	$980,480
Enterprise Products Partners LP	6,939	183,953

		$1,164,433

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Network & Telecom – 0.8%
Cisco Systems, Inc.	18,533	$709,814
Motorola Solutions, Inc.	12,546	1,133,406

		$1,843,220

Oil Services – 0.9%
Keane Group, Inc. (a)(l)	11,429	$217,265
Patterson-UTI Energy, Inc.	33,194	763,794
Schlumberger Ltd.	13,636	918,930
U.S. Silica Holdings, Inc.	4,950	161,172

		$2,061,161

Other Banks & Diversified Financials – 7.6%
Bank of the Ozarks, Inc.	18,599	$901,121
Citigroup, Inc. (s)	57,590	4,285,272
Discover Financial Services	25,189	1,937,538
EuroDekania Ltd. (u)	151,350	17,706
First Republic Bank	5,716	495,234
Northern Trust Corp.	8,631	862,151
U.S. Bancorp	52,354	2,805,127
Visa, Inc., “A”	26,216	2,989,148
Wintrust Financial Corp.	15,472	1,274,429
Zions Bancorporation	18,061	918,041

		$16,485,767

Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co.	35,472	$2,173,724
Eli Lilly & Co.	17,549	1,482,189
Johnson & Johnson	24,453	3,416,573
Pfizer, Inc.	104,895	3,799,297
Zoetis, Inc.	29,669	2,137,355

		$13,009,138

Pollution Control – 0.5%
Clean Harbors, Inc. (a)	7,374	$399,671
Evoqua Water TechnologiesLLC (a)	2,934	69,565
Waste Connections, Inc.	8,787	623,350

		$1,092,586

Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	7,352	$1,343,652
Kansas City Southern Co.	5,755	605,541
Union Pacific Corp.	6,571	881,171

		$2,830,364

Real Estate – 3.5%
Gramercy Property Trust, REIT	36,825	$981,755
Life Storage, Inc., REIT	15,670	1,395,727
Medical Properties Trust, Inc., REIT	199,785	2,753,037
Store Capital Corp., REIT	56,969	1,483,473
Sun Communities, Inc., REIT	6,026	559,092
Washington Prime Group, Inc., REIT	68,809	489,920

		$7,663,004

Restaurants – 1.7%
Aramark	17,998	$769,235
Starbucks Corp.	36,087	2,072,476

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – continued
U.S. Foods Holding Corp. (a)	24,307	$776,122

		$3,617,833

Specialty Chemicals – 0.3%
Univar, Inc. (a)	22,435	$694,588

Specialty Stores – 4.1%
Amazon.com, Inc. (a)	3,518	$4,114,195
L Brands, Inc.	8,566	515,845
Lululemon Athletica, Inc. (a)	5,154	405,053
Michaels Co., Inc. (a)	24,528	593,332
TJX Cos., Inc.	15,281	1,168,385
Tractor Supply Co.	13,287	993,203
Urban Outfitters, Inc. (a)	33,479	1,173,774

		$8,963,787

Telecommunications – Wireless – 2.2%
American Tower Corp., REIT	22,563	$3,219,063
SBA Communications Corp., REIT (a)	9,488	1,549,960

		$4,769,023

Telephone Services – 0.6%
Verizon Communications, Inc.	24,108	$1,276,036

Tobacco – 1.0%
Philip Morris International, Inc.	19,777	$2,089,440

Utilities – Electric Power – 2.7%
Alliant Energy Corp.	6,818	$290,515
American Electric Power Co., Inc.	11,811	868,935
Avangrid, Inc.	9,484	479,701
CMS Energy Corp.	15,245	721,089
Exelon Corp.	22,735	895,986
Great Plains Energy, Inc.	11,897	383,559
NextEra Energy, Inc.	7,526	1,175,486
PG&E Corp.	3,882	174,030
Xcel Energy, Inc.	16,396	788,812

		$5,778,113

Total Common Stocks (Identified Cost, $156,963,344)		$216,799,798

Underlying/ Expiration Date/ Exercise Price	Put/Call	Counterparty	Notional Amount	Number of Contracts

PURCHASED OPTIONS – 0.0%
Electrical Equipment – 0.0%
General Electric Co. – January 2018 @ $28 (Premiums Paid, $89,406)	Call	Goldman Sachs International	$1,279,085	733	$733

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $1,613,681)	1,613,843	$1,613,681

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.3% (j) (Identified Cost, $72,014)	72,014	$72,014

SECURITIES SOLD SHORT – (0.4)%
Telecommunications – Wireless – (0.4)%
Crown Castle International Corp., REIT (Proceeds Received, $578,273)	(6,970)	$(773,740)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(221,775)

NET ASSETS – 100.0%		$217,490,711

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,613,681 and $216,872,545, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2017, the fund had cash collateral of $2,998 and other liquid securities with an aggregate value of $1,458,036 to cover collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities is comprised of cash collateral.

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $185,907 of securities on loan (identified cost, $157,124,764)	$216,872,545
Investments in affiliated issuers, at value (identified cost, $1,613,681)	1,613,681
Deposits with brokers for securities sold short	2,998
Receivables for
Investments sold	191,056
Fund shares sold	79,826
Interest and dividends	250,869
Other assets	1,668
Total assets	$219,012,643
Liabilities
Payables for
Securities sold short, at value (proceeds received, $578,273)	$773,740
Fund shares reacquired	601,523
Collateral for securities loaned, at value (c)	72,014
Payable to affiliates
Investment adviser	10,346
Shareholder servicing costs	172
Distribution and/or service fees	1,278
Payable for independent Trustees’ compensation	76
Accrued expenses and other liabilities	62,783
Total liabilities	$1,521,932
Net assets	$217,490,711
Net assets consist of
Paid-in capital	$134,837,228
Unrealized appreciation (depreciation)	59,552,319
Accumulated net realized gain (loss)	21,719,846
Undistributed net investment income	1,381,318
Net assets	$217,490,711
Shares of beneficial interest outstanding	8,646,547

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$171,038,078	6,785,499	$25.21
Service Class	46,452,633	1,861,048	24.96

(c)	Non-cash collateral is not included.

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$3,270,861
Dividends from affiliated issuers	14,832
Income on securities loaned	5,548
Interest	5,067
Foreign taxes withheld	(7,824)
Total investment income	$3,288,484
Expenses
Management fee	$1,564,826
Distribution and/or service fees	112,542
Shareholder servicing costs	18,377
Administrative services fee	42,535
Independent Trustees’ compensation	4,614
Custodian fee	13,457
Shareholder communications	64,828
Audit and tax fees	53,829
Legal fees	3,490
Dividend and interest expense on securities sold short	38,903
Miscellaneous	19,995
Total expenses	$1,937,396
Reduction of expenses by investment adviser	(30,363)
Net expenses	$1,907,033
Net investment income (loss)	$1,381,451
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (s)	$22,187,710
Affiliated issuers	84
Foreign currency	66
Net realized gain (loss)	$22,187,860
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$22,707,823
Affiliated issuers	(87)
Securities sold short	(168,953)
Translation of assets and liabilities in foreign currencies	(18)
Net unrealized gain (loss)	$22,538,765
Net realized and unrealized gain (loss)	$44,726,625
Change in net assets from operations	$46,108,076

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $1,589,371 from a litigation settlement against Household International, Inc.

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$1,381,451	$1,868,348
Net realized gain (loss)	22,187,860	12,019,027
Net unrealized gain (loss)	22,538,765	7,193,963
Change in net assets from operations	$46,108,076	$21,081,338
Distributions declared to shareholders
From net investment income	$(1,852,020)	$(1,370,672)
From net realized gain	(12,091,064)	(16,033,866)
Total distributions declared to shareholders	$(13,943,084)	$(17,404,538)
Change in net assets from fund share transactions	$(13,597,982)	$(8,285,325)
Total change in net assets	$18,567,010	$(4,608,525)
Net assets
At beginning of period	198,923,701	203,532,226
At end of period (including undistributed net investment income of $1,381,318 and $1,905,934, respectively)	$217,490,711	$198,923,701

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$21.67	$21.28		$23.40	$21.49	$16.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.21	(c)	$0.17	$0.16	$0.16
Net realized and unrealized gain (loss)	5.04	2.16		(0.35)	2.27	5.40
Total from investment operations	$5.21	$2.37		$(0.18)	$2.43	$5.56
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.17)		$(0.13)	$(0.18)	$(0.19)
From net realized gain	(1.44)	(1.81)		(1.81)	(0.34)	—
Total distributions declared to shareholders	$(1.67)	$(1.98)		$(1.94)	$(0.52)	$(0.19)
Net asset value, end of period (x)	$25.21	$21.67		$21.28	$23.40	$21.49
Total return (%) (k)(r)(s)(x)	24.82	11.38	(c)	(0.21)	11.38	34.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.84	(c)	0.86	0.85	0.85
Expenses after expense reductions (f)	0.86	0.82	(c)	0.85	0.84	0.85
Net investment income (loss)	0.72	1.00	(c)	0.75	0.74	0.85
Portfolio turnover	39	60		50	48	55
Net assets at end of period (000 omitted)	$171,038	$156,040		$156,450	$115,826	$117,044
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.84	0.80	(c)	0.84	0.84	0.84

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$21.47	$21.10		$23.20	$21.32	$16.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.16	(c)	$0.11	$0.11	$0.11
Net realized and unrealized gain (loss)	4.99	2.13		(0.33)	2.24	5.36
Total from investment operations	$5.10	$2.29		$(0.22)	$2.35	$5.47
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.11)		$(0.07)	$(0.13)	$(0.15)
From net realized gain	(1.44)	(1.81)		(1.81)	(0.34)	—
Total distributions declared to shareholders	$(1.61)	$(1.92)		$(1.88)	$(0.47)	$(0.15)
Net asset value, end of period (x)	$24.96	$21.47		$21.10	$23.20	$21.32
Total return (%) (k)(r)(s)(x)	24.50	11.07	(c)	(0.40)	11.07	34.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.09	(c)	1.11	1.10	1.10
Expenses after expense reductions (f)	1.11	1.07	(c)	1.10	1.09	1.10
Net investment income (loss)	0.47	0.75	(c)	0.50	0.49	0.60
Portfolio turnover	39	60		50	48	55
Net assets at end of period (000 omitted)	$46,453	$42,883		$47,083	$48,813	$50,394
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.09	1.06	(c)	1.09	1.09	1.09

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended December 31, 2017 would have been lower by approximately 0.78%.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$212,939,165	$—	$—	$212,939,165
Canada	3,843,660	—	—	3,843,660
Cayman Islands	—	—	17,706	17,706
Mutual Funds	1,685,695	—	—	1,685,695
Total	$218,468,520	$—	$17,706	$218,486,226
Short Sales	$(773,740)	$—	$—	$(773,740)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/16	$24,495
Change in unrealized appreciation (depreciation)	(6,789)
Balance as of 12/31/17	$17,706

At December 31, 2017, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$733

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities.

There is no realized gain (loss) from derivative transactions during the period.

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(88,673)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2017, this expense amounted to $38,903. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $185,907. The fair value of the fund’s investment securities on loan and a related liability of $72,014 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $115,782. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. On May 3, 2017, the fund received $1,589,371 from a non-recurring litigation settlement against Household International, Inc.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

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MFS Core Equity Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$1,852,020	$4,326,226
Long-term capital gains	12,091,064	13,078,312
Total distributions	$13,943,084	$17,404,538

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$158,601,014
Gross appreciation	63,504,275
Gross depreciation	(4,392,803)
Net unrealized appreciation (depreciation)	$59,111,472
Undistributed ordinary income	6,723,244
Undistributed long-term capital gain	16,746,511
Other temporary differences	72,256

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,539,604	$1,161,596	$9,485,664	$12,468,326
Service Class	312,416	209,076	2,605,400	3,565,540
Total	$1,852,020	$1,370,672	$12,091,064	$16,033,866

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 to April 27, 2017, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement terminated on April 27, 2017. For the period January 1, 2017 to April 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective April 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

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MFS Core Equity Portfolio

Notes to Financial Statements – continued

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $16,711, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $13,652, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $17,251, which equated to 0.0083% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,126.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $369 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $229,447 and $627,864, respectively. The sales transactions resulted in net realized gains (losses) of $106,037.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $80,950,629 and $105,214,986, respectively.

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MFS Core Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	186,500	$4,399,901	312,480	$6,600,278
Service Class	170,109	3,967,561	197,324	4,152,675
	356,609	$8,367,462	509,804	$10,752,953
Shares issued to shareholders in reinvestment of distributions
Initial Class	481,874	$11,025,268	644,136	$13,629,922
Service Class	128,708	2,917,816	179,915	3,774,616
	610,582	$13,943,084	824,051	$17,404,538
Shares reacquired
Initial Class	(1,084,690)	$(25,642,366)	(1,106,238)	$(23,517,430)
Service Class	(435,248)	(10,266,162)	(611,420)	(12,925,386)
	(1,519,938)	$(35,908,528)	(1,717,658)	$(36,442,816)
Net change
Initial Class	(416,316)	$(10,217,197)	(149,622)	$(3,287,230)
Service Class	(136,431)	(3,380,785)	(234,181)	(4,998,095)
	(552,747)	$(13,597,982)	(383,803)	$(8,285,325)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $1,395 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,415,143	33,575,311	(33,376,611)	1,613,843

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$84	$(87)	$—	$14,832	$1,613,681

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

23

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Core Equity Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joseph MacDougall

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MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

28

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,301,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2017

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.4%
Alibaba Group Holding Ltd., ADR	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Baidu, Inc., ADR	2.9%
Tencent Holdings Ltd.	2.9%
Housing Development Finance Corp. Ltd.	2.7%
Yum China Holdings, Inc.	2.5%
China Construction Bank	2.1%
LUKOIL PJSC, ADR	2.1%
Banco Bradesco S.A., ADR	2.1%

Equity sectors
Technology	25.9%
Financial Services	24.7%
Consumer Staples	8.9%
Special Products & Services	8.1%
Leisure	6.0%
Retailing	5.6%
Basic Materials	4.8%
Autos & Housing	4.4%
Energy	4.2%
Transportation	2.4%
Utilities & Communications	2.0%
Industrial Goods & Services	1.9%
Health Care	0.7%

Issuer country weightings (x)
China	23.7%
South Korea	11.5%
India	9.0%
Brazil	8.8%
Taiwan	6.6%
Hong Kong	6.4%
South Africa	6.1%
Mexico	4.6%
Russia	3.9%
Other Countries	19.4%

Currency exposure weightings (y)
Hong Kong Dollar	15.5%
South Korean Won	11.5%
Chinese Renminbi	11.3%
United States Dollar	8.9%
Brazilian Real	8.8%
Indian Rupee	8.0%
Taiwan Dollar	6.6%
South African Rand	6.1%
Mexican Peso	4.6%
Other Currencies	18.7%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of 37.95%, while Service Class shares of the fund provided a total return of 37.66%. These compare with a return of 37.28% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

The combination of strong security selection and an underweight position in the utilities & communications sector were primary factors lifting performance relative to the MSCI Emerging Markets Index. Within this sector, not holding shares of poor-performing mobile telecommunications provider China Mobile (Hong Kong), and owning shares of electricity provider CESC (b) (India), boosted relative returns. Shareholders of CESC appeared to have reacted favorably to the company’s announcement of a demerger that would split the firm into four distinct entities – Generation, Distribution, Spencer’s Retail and CESC Ventures – effective October 1, 2017.

Favorable stock selection in the autos & housing sector further strengthened relative returns. Within this sector, holding shares of electronic products manufacturer Techtronic Industries (b) (Hong Kong), and not owning shares of poor-performing household goods manufacturer Steinhoff International (South Africa), helped relative results. Shares of Steinhoff International declined, late in the reporting period, as news broke of accounting irregularities at the firm that could place already-reported earnings figures in jeopardy.

Elsewhere, the fund’s overweight positions in commercial vehicle finance services provider Shriram Transport Finance (India), online and mobile commerce company Alibaba Group Holding (China), brewing company China Resources Enterprise (China), snack manufacturer Orion (South Korea) and pulp and paper producer Fibria Celulose (Brazil) benefited relative returns. Holding shares of integrated human resource services provider 51job (b) (China) also helped relative results. Shares of 51job beat the benchmark as strong recruitment revenue growth helped drive robust corporate earnings.

Detractors from Performance

Security selection and an overweight position in the retailing sector hurt relative performance during the reporting period. Within this sector, owning shares of investment holding company Global Brands Group (b)(h) (Hong Kong), and an overweight position in wholesale consumer goods distributor Eurocash (Poland), weighed on relative returns. A tough retail environment, notably in the US, and higher-than-expected operating costs weighed on Global Brands Group’s financial results during the reporting period.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Stock selection in the technology sector further hindered relative performance. The fund’s underweight position in internet based, multiple services company Tencent Holdings (China) hurt relative returns as shares outperformed the benchmark. Strong growth in advertising revenue and better-than-expected demand for gaming appeared to have helped fuel investor enthusiasm for Tencent’s shares.

Stocks in other sectors that dampened relative results included overweight positions in integrated oil company LUKOIL (Russia), food producer BRF (Brazil) and travel service provider Ctrip.com International (China), as well as owning shares of palm oil company Astra Agro Lestari (b) (Indonesia) and international oil and gas exploration and production company Gran Tierra Energy (b) (Canada). Not holding shares of personal financial services provider Ping An Insurance Group (China) also weighed on relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective July 1, 2017, Harry Purcell became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	37.95%	3.05%	0.54%
Service Class	8/24/01	37.66%	2.80%	0.28%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		37.28%	4.35%	1.68%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	1.40%	$1,000.00	$1,148.83	$7.58
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$1,147.34	$8.93
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($ )
COMMON STOCKS – 99.6%
Airlines – 1.0%
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	3,227	$588,960

Alcoholic Beverages – 2.6%
AmBev S.A., ADR	99,820	$644,837
China Resources Enterprise Ltd.	244,000	876,019

		$1,520,856

Apparel Manufacturers – 0.6%
Stella International Holdings	232,500	$351,152

Automotive – 1.3%
Kia Motors Corp. (a)	9,743	$304,881
Mahindra & Mahindra Ltd.	38,752	456,020

		$760,901

Business Services – 1.7%
Cognizant Technology Solutions Corp., “A”	13,884	$986,042

Cable TV – 2.0%
Naspers Ltd.	4,053	$1,130,483

Computer Software – Systems – 2.2%
EPAM Systems, Inc. (a)	5,103	$548,215
Globant S.A. (a)(l)	9,831	456,748
Linx S.A.	37,300	240,863

		$1,245,826

Construction – 1.8%
PT Indocement Tunggal Prakarsa Tbk	289,100	$467,717
Techtronic Industries Co. Ltd.	83,500	544,529

		$1,012,246

Consumer Products – 0.9%
Dabur India Ltd.	97,020	$531,556

Consumer Services – 6.4%
51job, Inc., ADR (a)	8,421	$512,418
China Maple Leaf Educational Systems	368,000	431,453
Ctrip.com International Ltd., ADR (a)	19,224	847,778
Kroton Educacional S.A.	128,700	713,901
MakeMyTrip Ltd. (a)	19,632	586,015
SEEK Ltd.	41,755	619,334

		$3,710,899

Containers – 0.6%
Lock & Lock Co. Ltd. (a)	13,628	$346,890

Electrical Equipment – 1.9%
Bharat Heavy Electricals Ltd.	226,492	$328,237
LS Industrial Systems Co. Ltd. (a)	12,390	753,434

		$1,081,671

Electronics – 10.9%
Samsung Electronics Co. Ltd.	1,305	$3,106,011
Silicon Motion Technology Corp., ADR	12,000	635,520

Issuer	Shares/Par	Value ($ )
COMMON STOCKS – continued
Electronics – continued
Taiwan Semiconductor Manufacturing Co. Ltd.	332,258	$2,562,401

		$6,303,932

Energy – Independent – 1.1%
Gran Tierra Energy, Inc. (a)	132,034	$358,183
Ultrapar Participacoes S.A.	12,403	280,433

		$638,616

Energy – Integrated – 2.6%
LUKOIL PJSC, ADR	21,481	$1,229,143
YPF S.A., ADR	10,880	249,261

		$1,478,404

Food & Beverages – 4.8%
AVI Ltd.	110,278	$985,438
BRF S.A. (a)	35,054	386,777
Orion Corp. (a)	6,465	631,070
Tingyi (Cayman Islands) Holding Corp.	386,000	750,968

		$2,754,253

Food & Drug Stores – 2.0%
Clicks Group Ltd.	28,203	$412,884
Dairy Farm International Holdings Ltd.	55,200	433,872
Eurocash S.A.	44,034	334,845

		$1,181,601

Forest & Paper Products – 1.4%
Fibria Celulose S.A.	44,636	$643,886
Suzano Papel e Celulose	32,500	183,119

		$827,005

Furniture & Appliances – 1.4%
Coway Co. Ltd.	8,610	$785,761

Gaming & Lodging – 0.5%
Genting Berhad	130,700	$297,119

General Merchandise – 0.5%
S.A.C.I. Falabella	26,024	$259,407

Insurance – 2.1%
AIA Group Ltd.	113,400	$967,395
Samsung Fire & Marine Insurance
Co. Ltd. (a)	1,057	263,620

		$1,231,015

Internet – 11.5%
Alibaba Group Holding Ltd., ADR (a)	16,651	$2,871,132
Baidu, Inc., ADR (a)	7,115	1,666,404
NAVER Corp. (a)	578	469,721
Tencent Holdings Ltd.	31,800	1,652,509

		$6,659,766

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($ )
COMMON STOCKS – continued
Major Banks – 3.4%
China Construction Bank	1,341,670	$1,236,428
Industrial & Commercial Bank of China, “H”	931,000	749,533

		$1,985,961

Metals & Mining – 1.4%
Vale S.A., ADR	66,549	$813,894

Network & Telecom – 1.3%
VTech Holdings Ltd.	56,600	$741,834

Oil Services – 0.5%
Lamprell PLC (a)	269,411	$285,289

Other Banks & Diversified Financials – 17.4%
Banco Bradesco S.A., ADR	115,876	$1,186,570
Barclays Africa Group Ltd.	25,852	380,263
Credicorp Ltd.	1,935	401,377
E.Sun Financial Holding Co. Ltd.	961,045	610,372
Grupo Financiero Banorte S.A. de C.V.	68,620	376,315
Grupo Financiero Inbursa S.A. de C.V.	432,325	706,232
Housing Development Finance Corp. Ltd.	58,285	1,561,876
Kasikornbank Co. Ltd.	105,100	770,755
Komercni Banka A.S.	5,056	217,257
Kotak Mahindra Bank Ltd.	14,908	235,949
Metropolitan Bank & Trust Co.	301,110	611,630
PT Bank Central Asia Tbk	219,600	354,468
Public Bank Berhad	99,300	509,872
Sberbank of Russia	154,328	603,132
Shriram Transport Finance Co. Ltd.	44,332	1,028,921
Turkiye Sinai Kalkinma Bankasi A.S.	670,494	254,719
Union National Bank	211,763	219,100

		$10,028,808

Pharmaceuticals – 0.6%
Genomma Lab Internacional S.A., “B” (a)	356,446	$371,991

Railroad & Shipping – 0.3%
GMexico Transportes S.A.B. de C.V (a)	119,000	$183,016

Real Estate – 1.8%
Aldar Properties PJSC	392,769	$235,271
Concentradora Fibra Hotelera Mexicana
S.A. de C.V., REIT	252,785	149,775
Hang Lung Properties Ltd.	265,000	647,843

		$1,032,889

Restaurants – 3.6%
Alsea S.A.B. de C.V.	75,467	$247,060
Jollibee Foods Corp.	68,490	347,115
Yum China Holdings, Inc.	36,526	1,461,770

		$2,055,945

Specialty Chemicals – 1.3%
Astra Agro Lestari	316,500	$306,761
PTT Global Chemical PLC	180,000	469,469

		$776,230

Issuer	Shares/Par	Value ($ )
COMMON STOCKS – continued
Specialty Stores – 2.5%
Dufry AG (a)	5,398	$802,679
JD.com, Inc., ADR (a)	14,734	610,282

		$1,412,961

Telecommunications – Wireless – 0.7%
Mobile TeleSystems PJSC, ADR	37,894	$386,140

Telephone Services – 0.5%
PT XL Axiata Tbk (a)	1,267,200	$276,463

Tobacco – 0.6%
PT Hanjaya Mandala Sampoerna Tbk	930,750	$324,485

Trucking – 1.1%
Emergent Capital, Inc.	29,435	$623,648

Utilities – Electric Power – 0.8%
CESC Ltd.	28,689	$471,052

Total Common Stocks (Identified Cost, $38,161,075)		$57,454,967

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $439,896)	439,940	$439,896

COLLATERAL FOR SECURITIES LOANED – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.3% (j) (Identified Cost, $191,582)	191,582	$191,582

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(395,281)

NET ASSETS – 100.0%		$57,691,164

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $439,896 and $57,646,549, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $190,393 of securities on loan (identified cost, $38,352,657)	$57,646,549
Investments in affiliated issuers, at value (identified cost, $439,896)	439,896
Foreign currency, at value (identified cost, $52,342)	57,435
Receivables for
Fund shares sold	17,327
Interest and dividends	75,290
Other assets	695
Total assets	$58,237,192
Liabilities
Payables for
Investments purchased	$58,995
Fund shares reacquired	39,202
Collateral for securities loaned, at value	191,582
Payable to affiliates
Investment adviser	32,135
Shareholder servicing costs	76
Distribution and/or service fees	810
Payable for independent Trustees’ compensation	43
Deferred country tax expense payable	101,819
Accrued expenses and other liabilities	121,366
Total liabilities	$546,028
Net assets	$57,691,164
Net assets consist of
Paid-in capital	$40,427,497
Unrealized appreciation (depreciation) (net of $81,262 deferred country tax)	19,212,555
Accumulated net realized gain (loss)	(2,061,442)
Undistributed net investment income	112,554
Net assets	$57,691,164
Shares of beneficial interest outstanding	3,381,696

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,026,216	1,630,038	$17.19
Service Class	29,664,948	1,751,658	16.94

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$1,046,574
Dividends from affiliated issuers	7,888
Income on securities loaned	682
Foreign taxes withheld	(95,038)
Total investment income	$960,106
Expenses
Management fee	$555,351
Distribution and/or service fees	68,345
Shareholder servicing costs	8,201
Administrative services fee	17,988
Independent Trustees’ compensation	1,223
Custodian fee	110,564
Shareholder communications	16,833
Audit and tax fees	84,096
Legal fees	1,707
Miscellaneous	11,954
Total expenses	$876,262
Reduction of expenses by investment adviser	(66,494)
Net expenses	$809,768
Net investment income (loss)	$150,338
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $52,027 country tax)	$2,942,675
Affiliated issuers	(175)
Foreign currency	(3,412)
Net realized gain (loss)	$2,939,088
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $73,417 increase in deferred country tax)	$13,593,543
Affiliated issuers	(34)
Translation of assets and liabilities in foreign currencies	(90)
Net unrealized gain (loss)	$13,593,419
Net realized and unrealized gain (loss)	$16,532,507
Change in net assets from operations	$16,682,845

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$150,338	$562,702
Net realized gain (loss)	2,939,088	(1,465,644)
Net unrealized gain (loss)	13,593,419	5,285,909
Change in net assets from operations	$16,682,845	$4,382,967
Distributions declared to shareholders
From net investment income	$(514,014)	$(238,033)
Change in net assets from fund share transactions	$(5,389,683)	$(8,575,574)
Total change in net assets	$10,779,148	$(4,430,640)
Net assets
At beginning of period	46,912,016	51,342,656
At end of period (including undistributed net investment income of $112,554 and $508,727, respectively)	$57,691,164	$46,912,016

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.59	$11.59		$13.46	$14.51	$15.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.15	(c)	$0.10	$0.13	$0.12
Net realized and unrealized gain (loss)	4.71	0.93		(1.84)	(1.08)	(0.93)
Total from investment operations	$4.77	$1.08		$(1.74)	$(0.95)	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.08)		$(0.13)	$(0.10)	$(0.24)
Net asset value, end of period (x)	$17.19	$12.59		$11.59	$13.46	$14.51
Total return (%) (k)(r)(s)(x)	37.98	9.28	(c)	(12.89)	(6.66)	(5.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.34	(c)	1.65	1.48	1.46
Expenses after expense reductions (f)	1.40	1.13	(c)	1.40	1.40	1.40
Net investment income (loss)	0.41	1.29	(c)	0.74	0.89	0.78
Portfolio turnover	27	47		51	49	36
Net assets at end of period (000 omitted)	$28,026	$22,605		$25,665	$33,752	$45,293

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.41	$11.42		$13.24	$14.29	$15.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.12	(c)	$0.06	$0.10	$0.08
Net realized and unrealized gain (loss)	4.64	0.91		(1.80)	(1.09)	(0.90)
Total from investment operations	$4.66	$1.03		$(1.74)	$(0.99)	$(0.82)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.04)		$(0.08)	$(0.06)	$(0.21)
Net asset value, end of period (x)	$16.94	$12.41		$11.42	$13.24	$14.29
Total return (%) (k)(r)(s)(x)	37.66	9.04	(c)	(13.08)	(6.99)	(5.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.58	(c)	1.90	1.73	1.71
Expenses after expense reductions (f)	1.65	1.37	(c)	1.65	1.65	1.65
Net investment income (loss)	0.16	1.02	(c)	0.46	0.70	0.56
Portfolio turnover	27	47		51	49	36
Net assets at end of period (000 omitted)	$29,665	$24,307		$25,678	$31,419	$39,617

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$13,666,694	$—	$—	$13,666,694
South Korea	6,661,390	—	—	6,661,390
India	5,199,626	—	—	5,199,626
Brazil	5,094,280	—	—	5,094,280
Taiwan	3,808,293	—	—	3,808,293
Hong Kong	3,686,625	—	—	3,686,625
South Africa	3,532,717	—	—	3,532,717
Mexico	2,623,348	—	—	2,623,348
Russia	1,615,283	603,133	—	2,218,416
Other Countries	10,208,820	754,758	—	10,963,578
Mutual Funds	631,478	—	—	631,478
Total	$56,728,554	$1,357,891	$—	$58,086,445

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $22,074,194 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $190,393. The fair value of the fund’s investment securities on loan and a related liability of $191,582 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$514,014	$238,033

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$39,731,343
Gross appreciation	19,525,590
Gross depreciation	(1,170,488)
Net unrealized appreciation (depreciation)	$18,355,102
Undistributed ordinary income	117,221
Capital loss carryforwards	(1,183,356)
Other temporary differences	(25,300)

As of December 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(291,211)
Long-Term	(892,145)
Total	$(1,183,356)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$275,094	$144,716
Service Class	238,920	93,317
Total	$514,014	$238,033

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $4,241, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $62,253, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $7,385, which equated to 0.0140% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $816.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0340% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $92 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $157,532 and $101,580, respectively. The sales transactions resulted in net realized gains (losses) of $8,035.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $14,206,302 and $19,808,145, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	143,495	$2,218,204	82,859	$1,001,097
Service Class	310,949	4,666,469	209,572	2,513,199
	454,444	$6,884,673	292,431	$3,514,296
Shares issued to shareholders in reinvestment of distributions
Initial Class	17,302	$275,094	11,192	$144,716
Service Class	15,237	238,920	7,319	93,317
	32,539	$514,014	18,511	$238,033
Shares reacquired
Initial Class	(325,734)	$(4,881,282)	(513,729)	$(6,239,751)
Service Class	(533,229)	(7,907,088)	(506,841)	(6,088,152)
	(858,963)	$(12,788,370)	(1,020,570)	$(12,327,903)

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MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Net change
Initial Class	(164,937)	$(2,387,984)	(419,678)	$(5,093,938)
Service Class	(207,043)	(3,001,699)	(289,950)	(3,481,636)
	(371,980)	$(5,389,683)	(709,628)	$(8,575,574)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 7% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $350 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		335,595	13,813,771	(13,709,426)	439,940

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(175)	$(34)	$—	$7,888	$439,896

19

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jose Luis Garcia Robert Lau Harry Purcell

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MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

24

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

retail counterpart, including assigning an additional portfolio manager for the Fund effective July 1, 2017. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

25

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

26

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $1,027,578. The fund intends to pass through foreign tax credits of $133,422 for the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2017

MFS® GLOBAL GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	57.2%
U.S. Treasury Securities	34.0%
Emerging Markets Bonds	1.0%
Mortgage-Backed Securities	0.6%
U.S. Government Agencies	0.4%
Investment Grade Corporates	0.3%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	7.5%
AA	13.8%
A	13.2%
BBB	16.6%
BB	7.4%
C (o)	0.0%
U.S. Government	34.0%
Federal Agencies	1.0%
Cash & Cash Equivalents	6.6%
Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	7.6
Average Effective Maturity (m)	10.2 yrs.

Issuer country weightings (i)(x)
United States	41.5%
Japan	12.2%
Italy	11.4%
United Kingdom	8.1%
Portugal	7.4%
Spain	5.2%
France	4.2%
Canada	4.1%
Australia	2.6%
Other Countries	3.3%

Currency exposure weightings (i)(y)
United States Dollar	37.2%
Euro	29.3%
Japanese Yen	19.5%
British Pound Sterling	6.9%
Australian Dollar	1.7%
Swedish Krona	1.4%
Malaysian Ringgit	1.0%
Indian Rupee	1.0%
Norwegian Krone	1.0%
Other Currencies	1.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of 6.99%, while Service Class shares of the fund provided a total return of 6.71%. These compare with a return of 6.83% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

During the reporting period, the fund’s currency exposure was the largest detractor from performance relative to the JPMorgan Global Government Bond Index (Unhedged), most notably an underweight exposure to both the British pound and Chinese offshore yuan, as well as an overweight exposure to the Japanese yen. An underweight exposure to French bonds also held back relative returns.

Conversely, the fund’s exposure to Portugal (which is not represented in the benchmark) contributed to relative performance as that market outperformed the benchmark. A longer duration (d) exposure to the Norwegian, Japanese and New Zealand yield curves (y) also contributed to relative returns. Additionally, an overweight currency exposure to the Swedish krone, and an underweight currency exposure to the New Zealand dollar, buoyed relative performance. Security selection within the United States and Italy were additional positive factors for relative returns.

Respectfully,

Portfolio Manager(s)

Matt Ryan and Erik Weisman

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	6.99%	(0.27)%	2.36%
Service Class	8/24/01	6.71%	(0.51)%	2.11%

Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)		6.83%	0.32%	2.97%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.85%	$1,000.00	$1,026.24	$4.34
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,023.76	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 92.8%
Foreign Bonds – 58.0%
Australia – 2.6%
Commonwealth of Australia, 5.5%, 4/21/2023	AUD	1,800,000	$1,621,188
Commonwealth of Australia, 4.25%, 4/21/2026		1,300,000	1,139,856
Commonwealth of Australia, 3.25%, 4/21/2029		600,000	491,974
Commonwealth of Australia, 4.5%, 4/21/2033		750,000	699,416
Commonwealth of Australia, 3%, 3/21/2047		250,000	182,006

			$4,134,440

Belgium – 0.4%
Kingdom of Belgium, 4.25%, 3/28/2041	EUR	235,000	$439,679
Kingdom of Belgium, 1.6%, 6/22/2047		125,000	146,831
Kingdom of Belgium, 2.15%, 6/22/2066		100,000	126,799

			$713,309

Canada – 4.1%
Government of Canada, 0.75%, 9/01/2020	CAD	1,000,000	$775,410
Government of Canada, 0.5%, 3/01/2022		5,250,000	3,954,540
Government of Canada, 1.5%, 6/01/2026		1,650,000	1,259,251
Government of Canada, 4%, 6/01/2041		500,000	521,460
Government of Canada, 2.75%, 12/01/2048		50,000	44,033

			$6,554,694

Denmark – 0.3%
Kingdom of Denmark, 4.5%, 11/15/2039	DKK	1,500,000	$408,146

France – 4.1%
Republic of France, 2.5%, 10/25/2020	EUR	2,035,000	$2,642,576
Republic of France, 1.75%, 5/25/2023		1,175,000	1,544,461
Republic of France, 4.5%, 4/25/2041		969,000	1,855,598
Republic of France, 4%, 4/25/2055		210,000	398,123
Republic of France, 1.75%, 5/25/2066		150,000	170,381

			$6,611,139

Germany – 0.2%
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	135,000	$210,600
Federal Republic of Germany, 2.5%, 8/15/2046		65,000	102,322

			$312,922

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Italy – 11.3%
Buoni del Tesoro Poliennali, 3.25%, 9/01/2046	EUR	350,000	$427,636
Republic of Italy, 3.75%, 3/01/2021		3,299,000	4,392,109
Republic of Italy, 5.5%, 9/01/2022		2,195,000	3,211,807
Republic of Italy, 2.5%, 12/01/2024		3,380,000	4,346,683
Republic of Italy, 1.6%, 6/01/2026		1,000,000	1,183,699
Republic of Italy, 4.75%, 9/01/2028		1,421,000	2,130,445
Republic of Italy, 1.65%, 3/01/2032		600,000	651,518
Republic of Italy, 5%, 9/01/2040		1,143,000	1,792,621

			$18,136,518

Japan – 12.1%
Government of Japan, 2.2%, 9/20/2027	JPY	270,900,000	$2,906,654
Government of Japan, 1.7%, 9/20/2032		720,000,000	7,681,874
Government of Japan, 1.5%, 3/20/2034		366,000,000	3,823,519
Government of Japan, 2.4%, 3/20/2037		215,600,000	2,562,669
Government of Japan, 1.8%, 3/20/2043		193,000,000	2,142,724
Government of Japan, 2%, 3/20/2052		28,900,000	340,883

			$19,458,323

Malaysia – 1.0%
Government of Malaysia, 3.58%, 9/28/2018	MYR	6,500,000	$1,615,312

Netherlands – 0.3%
Kingdom of the Netherlands, 3.5%, 7/15/2020	EUR	361,000	$477,617
Kingdom of the Netherlands, 2.75%, 1/15/2047		50,000	81,622

			$559,239

New Zealand – 1.0%
Government of New Zealand, 4.5%, 4/15/2027	NZD	1,000,000	$810,299
Government of New Zealand, 3.5%, 4/14/2033		1,150,000	856,437

			$1,666,736

Portugal – 7.4%
Republic of Portugal, 4.8%, 6/15/2020	EUR	1,500,000	$2,009,483
Republic of Portugal, 4.95%, 10/25/2023		4,450,000	6,567,594
Republic of Portugal, 2.875%, 10/15/2025		1,600,000	2,115,229
Republic of Portugal, 4.125%, 4/14/2027		800,000	1,137,724

			$11,830,030

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Spain – 5.1%
Kingdom of Spain, 4.6%, 7/30/2019	EUR	1,000,000	$1,293,097
Kingdom of Spain, 5.4%, 1/31/2023		1,192,000	1,786,972
Kingdom of Spain, 2.75%, 10/31/2024		1,800,000	2,434,446
Kingdom of Spain, 5.15%, 10/31/2028		1,520,000	2,442,941
Kingdom of Spain, 4.7%, 7/30/2041		180,000	295,797

			$8,253,253

United Kingdom – 8.1%
HSBC Bank PLC, FLR 2.055%, (U.S. LIBOR-3mo. + 0.64%), 5/15/2018 (n)		$403,000	$403,667
United Kingdom Treasury, 4.75%, 3/07/2020	GBP	1,256,000	1,854,512
United Kingdom Treasury, 1.75%, 9/07/2022		1,366,000	1,931,542
United Kingdom Treasury, 4.25%, 12/07/2027		1,098,000	1,906,050
United Kingdom Treasury, 4.25%, 6/07/2032		71,000	129,862
United Kingdom Treasury, 4.25%, 3/07/2036		438,000	831,209
United Kingdom Treasury, 4.25%, 12/07/2040		627,000	1,245,352
United Kingdom Treasury, 3.25%, 1/22/2044		1,080,000	1,898,966
United Kingdom Treasury, 3.75%, 7/22/2052		714,000	1,484,283
United Kingdom Treasury, 4%, 1/22/2060		405,000	946,639
United Kingdom Treasury, 3.5%, 7/22/2068		150,000	338,109

			$12,970,191

Total Foreign Bonds			$93,224,252

U.S. Bonds – 34.8%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, 0.975%, 1/17/2032 (i)(z)		$88,079	$27

Mortgage-Backed – 0.6%
Fannie Mae, 5.1%, 3/01/2019		$56,704	$57,790
Fannie Mae, 5.18%, 3/01/2019		56,818	57,941
Freddie Mac, 5.085%, 3/25/2019		43,000	44,117
Freddie Mac, 3.32%, 2/25/2023		5,000	5,198

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 3.243%, 4/25/2027	$400,000	$412,003
Freddie Mac, 3.117%, 6/25/2027	322,320	328,716

		$905,765

U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 4.57%, 6/01/2025	$5,809	$6,008
Small Business Administration, 5.09%, 10/01/2025	5,570	5,840
Small Business Administration, 5.21%, 1/01/2026	79,478	83,944
Small Business Administration, 2.22%, 3/01/2033	654,493	641,489

		$737,281

U.S. Treasury Obligations – 33.8%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$375,000	$482,431
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,156,400	5,424,727
U.S. Treasury Bonds, 3.625%, 2/15/2044	4,974,000	5,807,949
U.S. Treasury Bonds, 3%, 5/15/2047	550,000	577,615
U.S. Treasury Notes, 1.125%, 6/15/2018	7,000,000	6,989,063
U.S. Treasury Notes, 0.875%, 5/15/2019	4,500,000	4,440,479
U.S. Treasury Notes, 3.5%, 5/15/2020	11,022,000	11,423,664
U.S. Treasury Notes, 1.375%, 5/31/2021	3,500,000	3,421,007
U.S. Treasury Notes, 1.75%, 5/15/2022	7,474,000	7,353,058
U.S. Treasury Notes, 1.375%, 8/31/2023	4,021,000	3,832,560
U.S. Treasury Notes, 2.75%, 2/15/2024	174,000	178,529
U.S. Treasury Notes, 2.25%, 11/15/2025	4,417,000	4,377,009

		$54,308,091

Total U.S. Bonds		$55,951,164

Total Bonds (Identified Cost, $142,924,518)		$149,175,416

INVESTMENT COMPANIES (h) – 6.9%
Money Market Funds – 6.9%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $11,034,851)	11,035,474	$11,034,370

OTHER ASSETS, LESS LIABILITIES – 0.3%		476,334

NET ASSETS – 100.0%		$160,686,120

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $11,034,370 and $149,175,416, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $403,667, representing 0.3% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, 0.975%, 1/17/2032	8/25/03-12/02/11	$27	$27
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan Renminbi (Offshore)

DKK	Danish Krone

EUR	Euro

GBP	British Pound

INR	Indian Rupee

JPY	Japanese Yen

MXN	Mexican Peso

MYR	Malaysia Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

Derivative Contracts at 12/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	2,128,000	USD	1,625,632	Barclays Bank PLC	1/12/2018	$34,725
AUD	3,059,000	USD	2,366,379	Goldman Sachs International	1/12/2018	20,383
CAD	1,902,000	USD	1,495,606	Brown Brothers Harriman	1/12/2018	17,851
CAD	1,015,000	USD	806,106	Goldman Sachs International	1/12/2018	1,549
CNH	12,159,000	USD	1,700,463	JPMorgan Chase Bank N.A.	1/05/2018	166,013
DKK	2,700,556	USD	431,111	Citibank N.A.	1/12/2018	4,377
EUR	683,000	USD	808,778	Brown Brothers Harriman	1/12/2018	11,154
EUR	8,247,265	USD	9,795,108	Goldman Sachs International	1/12/2018	105,618
EUR	405,000	USD	482,914	State Street Bank Corp.	1/12/2018	3,283
GBP	542,000	USD	730,804	Citibank N.A.	1/12/2018	1,182
GBP	81,039	USD	107,412	Goldman Sachs International	1/12/2018	2,033
GBP	778,000	USD	1,041,213	Morgan Stanley Capital Services, Inc.	1/12/2018	9,498
INR	156,985,000	USD	2,417,869	JPMorgan Chase Bank N.A.	1/30/2018	34,366
INR	102,919,000	USD	1,599,860	JPMorgan Chase Bank N.A.	2/22/2018	3,121
JPY	398,647,305	USD	3,532,162	Brown Brothers Harriman	1/12/2018	7,124
NOK	6,687,000	USD	809,625	Goldman Sachs International	1/12/2018	5,041
NOK	6,713,000	USD	812,013	Morgan Stanley Capital Services, Inc.	1/12/2018	5,820
NZD	2,337,000	USD	1,622,252	Morgan Stanley Capital Services, Inc.	1/12/2018	33,819
PLN	24,636	USD	6,780	Barclays Bank PLC	1/12/2018	298
SEK	13,615,000	USD	1,633,377	Brown Brothers Harriman	1/12/2018	27,239

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	1,145,802	AUD	1,453,842	Brown Brothers Harriman	1/12/2018	$11,453
USD	2,320,111	CAD	2,897,378	Citibank N.A.	1/12/2018	14,612
USD	2,319,647	CAD	2,897,378	Merrill Lynch International	1/12/2018	14,148
USD	646,399	JPY	72,734,000	Goldman Sachs International	1/12/2018	649
USD	1,620,580	NOK	12,817,000	Deutsche Bank AG	1/12/2018	59,107
USD	1,619,226	SEK	13,146,000	Goldman Sachs International	1/12/2018	15,814

						$610,277

Liability Derivatives
CAD	162,000	USD	129,089	Goldman Sachs International	1/12/2018	$(183)
JPY	33,457,037	USD	298,007	Deutsche Bank AG	1/12/2018	(967)
JPY	1,247,038,165	USD	11,166,689	Goldman Sachs International	1/12/2018	(95,190)
MXN	74,144	USD	3,901	Deutsche Bank AG	1/12/2018	(137)
NOK	12,649,184	USD	1,597,032	Morgan Stanley Capital Services, Inc.	1/12/2018	(56,004)
NZD	160,000	USD	113,828	Barclays Bank PLC	1/12/2018	(447)
SEK	13,019,000	USD	1,624,175	Brown Brothers Harriman	1/12/2018	(36,253)
SEK	4,785,193	USD	596,389	Deutsche Bank AG	1/12/2018	(12,741)
USD	2,408,314	AUD	3,165,836	Citibank N.A.	1/12/2018	(61,807)
USD	271,910	AUD	349,354	Deutsche Bank AG	1/12/2018	(670)
USD	1,619,589	AUD	2,111,000	Goldman Sachs International	1/12/2018	(27,503)
USD	2,867,100	CAD	3,649,566	Citibank N.A.	1/12/2018	(36,929)
USD	806,684	CHF	794,000	Citibank N.A.	1/12/2018	(8,585)
USD	1,705,449	CNH	12,159,000	JPMorgan Chase Bank N.A.	1/05/2018	(161,027)
USD	3,073,092	EUR	2,593,263	Citibank N.A.	1/12/2018	(40,084)
USD	1,642,279	EUR	1,409,596	Deutsche Bank AG	1/12/2018	(49,921)
USD	5,348,425	EUR	4,526,900	Goldman Sachs International	1/12/2018	(86,055)
USD	800,018	EUR	676,811	Morgan Stanley Capital Services, Inc.	1/19/2018	(12,809)
USD	803,834	GBP	600,000	Brown Brothers Harriman	1/12/2018	(6,483)
USD	2,176,914	GBP	1,662,973	Citibank N.A.	1/12/2018	(68,980)
USD	365,478	GBP	271,867	Goldman Sachs International	1/12/2018	(1,686)
USD	2,419,621	INR	156,985,000	JPMorgan Chase Bank N.A.	1/30/2018	(32,614)
USD	705,725	JPY	80,000,000	Citibank N.A.	1/12/2018	(4,534)
USD	805,810	JPY	91,285,000	Goldman Sachs International	1/12/2018	(4,639)
USD	881,998	JPY	99,702,000	Morgan Stanley Capital Services, Inc.	1/12/2018	(3,180)
USD	160,391	NZD	234,000	Citibank N.A.	1/12/2018	(5,429)
USD	3,261,576	NZD	4,618,634	Goldman Sachs International	1/12/2018	(11,331)
USD	3,776	RUB	224,000	JPMorgan Chase Bank N.A.	2/06/2018	(99)

						$(826,287)

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $142,924,518)	$149,175,416
Investments in affiliated issuers, at value (identified cost, $11,034,851)	11,034,370
Receivables for
Forward foreign currency exchange contracts	610,277
Interest	1,063,197
Other assets	1,409
Total assets	$161,884,669
Liabilities
Payables for
Forward foreign currency exchange contracts	$826,287
Fund shares reacquired	288,931
Payable to affiliates
Investment adviser	13,401
Shareholder servicing costs	23
Distribution and/or service fees	28
Payable for independent Trustees’ compensation	33
Accrued expenses and other liabilities	69,846
Total liabilities	$1,198,549
Net assets	$160,686,120
Net assets consist of
Paid-in capital	$161,448,147
Unrealized appreciation (depreciation)	6,053,973
Accumulated net realized gain (loss)	(8,049,221)
Undistributed net investment income	1,233,221
Net assets	$160,686,120
Shares of beneficial interest outstanding	15,221,422

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$159,652,476	15,121,460	$10.56
Service Class	1,033,644	99,962	10.34

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$2,566,810
Dividends from affiliated issuers	86,171
Total investment income	$2,652,981
Expenses
Management fee	$1,230,369
Distribution and/or service fees	3,301
Shareholder servicing costs	2,812
Administrative services fee	35,529
Independent Trustees’ compensation	4,468
Custodian fee	27,038
Shareholder communications	10,975
Audit and tax fees	69,308
Legal fees	2,891
Miscellaneous	23,133
Total expenses	$1,409,824
Reduction of expenses by investment adviser	(13,117)
Net expenses	$1,396,707
Net investment income (loss)	$1,256,274
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,843,066)
Affiliated issuers	(490)
Foreign currency	51,702
Forward foreign currency exchange contracts	436,030
Net realized gain (loss)	$(1,355,824)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$11,405,954
Affiliated issuers	(573)
Forward foreign currency exchange contracts	(185,928)
Translation of assets and liabilities in foreign currencies	53,425
Net unrealized gain (loss)	$11,272,878
Net realized and unrealized gain (loss)	$9,917,054
Change in net assets from operations	$11,173,328

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$1,256,274	$1,167,762
Net realized gain (loss)	(1,355,824)	(1,702,004)
Net unrealized gain (loss)	11,272,878	2,280,502
Change in net assets from operations	$11,173,328	$1,746,260
Change in net assets from fund share transactions	$(14,270,685)	$(22,526,634)
Total change in net assets	$(3,097,357)	$(20,780,374)
Net assets
At beginning of period	163,783,477	184,563,851
At end of period (including undistributed net investment income of $1,233,221 and accumulated net investment loss of $163,364, respectively)	$160,686,120	$163,783,477

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.87	$9.84		$10.47	$10.45	$11.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	(c)	$0.09	$0.11	$0.10
Net realized and unrealized gain (loss)	0.61	(0.04	)(g)	(0.47)	(0.03)	(0.68)
Total from investment operations	$0.69	$0.03		$(0.38)	$0.08	$(0.58)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.25)	$(0.06)	$—
Net asset value, end of period (x)	$10.56	$9.87		$9.84	$10.47	$10.45
Total return (%) (k)(r)(s)(x)	6.99	0.30	(c)	(3.66)	0.73	(5.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.83	(c)	0.85	0.84	0.84
Expenses after expense reductions (f)	0.85	0.82	(c)	0.84	0.83	0.84
Net investment income (loss)	0.77	0.66	(c)	0.92	1.07	0.94
Portfolio turnover	67	75		94	31	56
Net assets at end of period (000 omitted)	$159,652	$162,211		$182,978	$209,945	$228,029

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.69	$9.69		$10.31	$10.28	$10.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.04	(c)	$0.07	$0.09	$0.07
Net realized and unrealized gain (loss)	0.60	(0.04	)(g)	(0.46)	(0.04)	(0.66)
Total from investment operations	$0.65	$0.00	(w)	$(0.39)	$0.05	$(0.59)
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.23)	$(0.02)	$—
Net asset value, end of period (x)	$10.34	$9.69		$9.69	$10.31	$10.28
Total return (%) (k)(r)(s)(x)	6.71	0.00	(c)(w)	(3.86)	0.49	(5.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.08	(c)	1.10	1.09	1.09
Expenses after expense reductions (f)	1.10	1.07	(c)	1.09	1.08	1.09
Net investment income (loss)	0.52	0.41	(c)	0.67	0.81	0.69
Portfolio turnover	67	75		94	31	56
Net assets at end of period (000 omitted)	$1,034	$1,572		$1,586	$1,809	$2,553

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government
Agency & Equivalents	$—	$55,045,372	$—	$55,045,372
Non-U.S. Sovereign Debt	—	92,820,585	—	92,820,585
Residential Mortgage-Backed Securities	—	905,765	—	905,765
Commercial Mortgage-Backed Securities	—	27	—	27
Foreign Bonds	—	403,667	—	403,667
Mutual Funds	11,034,370	—	—	11,034,370
Total	$11,034,370	$149,175,416	$—	$160,209,786

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$610,277	$—	$610,277
Forward Foreign Currency Exchange Contracts – Liabilities	—	(826,287)	—	(826,287)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$610,277	$(826,287)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$436,030

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(185,928)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The fund declared no distributions for the years ended December 31, 2017 and December 31, 2016.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$156,178,726
Gross appreciation	4,863,737
Gross depreciation	(1,048,687)
Net unrealized appreciation (depreciation)	$3,815,050
Undistributed ordinary income	1,439,566
Capital loss carryforwards	(6,036,209)
Other temporary differences	19,566

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

As of December 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,386,902)
Long-Term	(2,649,307)
Total	$(6,036,209)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 through April 27, 2017, the management fee was computed daily and paid monthly at an annual rate of 0.75% of average daily net assets for the first $300 million and 0.675% of average daily net assets in excess of $300 million. The investment adviser had agreed in writing to reduce its management fee to 0.625% of average daily net assets in excess of $1 billion. This written agreement terminated on April 27, 2017. For the period January 1, 2017 to April 27, 2017, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 28, 2017, the management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets for the first $300 million, 0.675% of average daily net assets in excess of $300 million up to $1 billion, and 0.625% of average daily net assets in excess of $1 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $13,117, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $2,323, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $489.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0216% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $290 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$29,570,936	$37,764,805
Non-U.S. Government securities	$73,176,841	$78,799,204

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	218,274	$2,232,217	403,733	$4,128,115
Service Class	16,354	161,407	18,778	186,575
	234,628	$2,393,624	422,511	$4,314,690
Shares reacquired
Initial Class	(1,530,744)	$(15,870,105)	(2,563,376)	$(26,633,294)
Service Class	(78,628)	(794,204)	(20,241)	(208,030)
	(1,609,372)	$(16,664,309)	(2,583,617)	$(26,841,324)
Net change
Initial Class	(1,312,470)	$(13,637,888)	(2,159,643)	$(22,505,179)
Service Class	(62,274)	(632,797)	(1,463)	(21,455)
	(1,374,744)	$(14,270,685)	(2,161,106)	$(22,526,634)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 53%, 28%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $1,104 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		9,682,019	76,877,894	(75,524,439)	11,035,474

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(490)	$(573)	$—	$86,171	$11,034,370

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MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

24

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

25

MFS Global Governments Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Matt Ryan Erik Weisman

26

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve

27

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

28

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2017

MFS® GLOBAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.6%
Accenture PLC, “A”	2.4%
Microsoft Corp.	2.3%
NIKE, Inc., “B”	2.3%
Starbucks Corp.	2.0%
Nestle S.A.	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Reckitt Benckiser Group PLC	1.9%
Estee Lauder Cos., Inc., “A”	1.9%
Thermo Fisher Scientific, Inc.	1.8%

Equity sectors
Consumer Staples	17.0%
Technology	15.0%
Special Products & Services	12.2%
Retailing	10.6%
Leisure	9.9%
Health Care	9.9%
Financial Services	8.7%
Industrial Goods & Services	5.8%
Basic Materials	5.8%
Transportation	2.7%
Autos & Housing	1.1%
Energy	0.7%

Issuer country weightings (x)
United States	56.7%
United Kingdom	10.7%
Switzerland	7.2%
France	5.9%
Japan	3.9%
China	2.0%
Germany	2.0%
Taiwan	1.9%
India	1.8%
Other Countries	7.9%

Currency exposure weightings (y)
United States Dollar	57.6%
British Pound Sterling	12.1%
Euro	8.8%
Swiss Franc	7.2%
Japanese Yen	3.9%
Chinese Renminbi	2.0%
Taiwan Dollar	1.9%
Indian Rupee	1.8%
South Korean Won	1.7%
Other Currencies	3.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of 32.14%, while Service Class shares of the fund provided a total return of 31.77%. These returns compare with a return of 30.00% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Strong security selection in the consumer staples sector contributed to performance relative to the MSCI All Country World Growth Index. Within this sector, the fund’s overweight positions in cosmetics manufacturer KOSE (Japan) and beauty and personal care company Estee Lauder bolstered relative results. Shares of KOSE advanced during the period as the company delivered solid results, driven by strong demand and operating performance across the company’s three core markets of Japan, North America and Asia.

Security selection in the financial services sector also strengthened relative performance, led by the fund’s position in banking firm HDFC Bank (b) (India). Shares of HDFC Bank appreciated as the company reported strong growth in loans, higher fee income revenues and improved cost management.

An underweight position in the energy sector further aided relative returns. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Security selection in the health care sector buoyed relative performance. Here, an overweight position in diversified health care products manufacturer Abbott Laboratories helped relative results.

Other notable contributors to relative performance included the fund’s overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France), inspection, product testing and certification company Intertek Group (United Kingdom), online and mobile commerce company Alibaba Group Holding (China), specialty chemical products maker Sika (Switzerland), credit rating agency Moody’s and paint and coating manufacturer Sherwin-Williams.

Detractors from Performance

An underweight position and, to a lesser extent, security selection in the technology sector detracted from relative performance. Within this sector, not holding shares of online advertising provider Tencent Holdings Limited (China) and social media provider Facebook held back relative returns as both stocks outperformed the benchmark during the period. Shares of Tencent Holdings

3

MFS Global Growth Portfolio

Management Review – continued

appreciated following strong results, driven by solid revenues from mobile and personal computer gaming and payment and cloud services. In addition, the fund’s underweight position in computer and personal electronics maker Apple weighed on relative returns.

Security selection in the special products & services sector also held back relative performance, led by the fund’s overweight position in business services company Equifax hindered relative results.

The combination of security selection and an underweight position in the industrial goods & services sector detracted from relative returns. Not owning shares of strong-performing aerospace company Boeing weakened relative returns.

Elsewhere, the fund’s overweight positions in oilfield services company Schlumberger, automotive replacement parts distributor AutoZone and healthcare retailer and services provider CVS Health hindered relative performance. Shares of Schlumberger declined during the period, driven by weaker oil prices and lower activity levels in Ecuador and the Middle East. The company’s weaker-than-expected fourth-quarter earnings guidance further weighed on the stock. Additionally, not holding shares of online retailer and cloud computing giant Amazon.com dampened relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our fund’s to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

David Antonelli and Jeffrey Constantino

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	32.14%	11.79%	6.45%
Service Class	8/24/01	31.77%	11.50%	6.18%

Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)		30.00%	12.10%	5.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	1.00%	$1,000.00	$1,119.35	$5.34
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,117.57	$6.67
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 1.5%
Rolls-Royce Holdings PLC	36,858	$419,480
United Technologies Corp.	3,335	425,446

		$844,926

Airlines – 0.9%
Aena S.A.	2,645	$536,339

Alcoholic Beverages – 4.0%
AmBev S.A., ADR	83,936	$542,227
Carlsberg A.S., “B”	1,814	217,807
Diageo PLC	16,171	591,832
Pernod Ricard S.A.	6,096	965,119

		$2,316,985

Apparel Manufacturers – 6.1%
Burberry Group PLC	17,436	$421,859
Compagnie Financiere Richemont S.A.	2,683	243,121
LVMH Moet Hennessy Louis Vuitton SE	3,192	939,862
NIKE, Inc., “B”	21,181	1,324,872
VF Corp.	7,673	567,802

		$3,497,516

Broadcasting – 0.4%
Walt Disney Co.	1,930	$207,494

Brokerage & Asset Managers – 1.7%
Blackstone Group LP	20,592	$659,356
Charles Schwab Corp.	5,552	285,206

		$944,562

Business Services – 12.2%
Accenture PLC, “A”	9,055	$1,386,230
Brenntag AG	3,022	190,632
Cognizant Technology Solutions Corp., “A”	10,709	760,553
Compass Group PLC	30,650	662,744
Equifax, Inc.	2,736	322,629
Experian Group Ltd.	34,906	767,137
Fidelity National Information Services, Inc.	8,334	784,146
Fiserv, Inc. (a)	5,170	677,942
Intertek Group PLC	10,112	708,576
Verisk Analytics, Inc., “A” (a)	7,999	767,904

		$7,028,493

Cable TV – 1.5%
Comcast Corp., “A”	21,848	$875,012

Chemicals – 1.4%
Monsanto Co.	2,027	$236,713
PPG Industries, Inc.	4,587	535,853

		$772,566

Computer Software – 2.8%
Dassault Systems S.A.	2,628	$279,342
Microsoft Corp.	15,511	1,326,811

		$1,606,153

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 1.3%
Apple, Inc.	4,263	$721,427

Construction – 1.1%
Sherwin-Williams Co.	1,529	$626,951

Consumer Products – 9.1%
Colgate-Palmolive Co.	10,477	$790,490
Coty, Inc., “A”	35,291	701,938
Estee Lauder Cos., Inc., “A”	8,410	1,070,088
KOSE Corp.	5,600	874,231
L’Oréal	3,062	679,495
Reckitt Benckiser Group PLC	11,602	1,083,823

		$5,200,065

Electrical Equipment – 2.3%
Amphenol Corp., “A”	7,078	$621,448
Fortive Corp.	2,766	200,120
Mettler-Toledo International, Inc. (a)	759	470,216

		$1,291,784

Electronics – 4.4%
Samsung Electronics Co. Ltd.	186	$442,696
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,067	1,112,857
Texas Instruments, Inc.	9,303	971,605

		$2,527,158

Entertainment – 0.8%
Twenty-First Century Fox, Inc.	12,918	$446,059

Food & Beverages – 3.9%
Chr. Hansen Holding A.S.	2,227	$208,892
Danone S.A.	5,971	501,143
Nestle S.A.	13,540	1,164,402
PepsiCo, Inc.	3,008	360,719

		$2,235,156

Food & Drug Stores – 1.3%
Sundrug Co. Ltd.	16,600	$771,990

Gaming & Lodging – 1.4%
Paddy Power Betfair PLC	6,941	$827,026

General Merchandise – 1.3%
Dollarama, Inc.	3,401	$424,922
Lojas Renner S.A.	30,769	329,201

		$754,123

Insurance – 1.4%
Aon PLC	6,057	$811,638

Internet – 6.5%
Alibaba Group Holding Ltd., ADR (a)	3,927	$677,133
Alphabet, Inc., “A” (a)	1,948	2,052,023
Baidu, Inc., ADR (a)	2,123	497,228
NAVER Corp. (a)	628	510,354

		$3,736,738

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 1.0%
Electronic Arts, Inc. (a)	5,381	$565,328

Machinery & Tools – 2.1%
Colfax Corp. (a)	7,424	$294,139
Daikin Industries Ltd.	4,800	568,076
Schindler Holding AG	1,432	329,619

		$1,191,834

Medical & Health Technology & Services – 0.9%
CVS Health Corp.	5,309	$384,903
Express Scripts Holding Co. (a)	1,952	145,697

		$530,600

Medical Equipment – 5.5%
Abbott Laboratories	12,071	$688,892
Cooper Cos., Inc.	1,157	252,087
Danaher Corp.	4,475	415,370
Sonova Holding AG	2,449	382,511
Thermo Fisher Scientific, Inc.	5,549	1,053,644
Waters Corp. (a)	1,825	352,572

		$3,145,076

Oil Services – 0.7%
Schlumberger Ltd.	6,302	$424,692

Other Banks & Diversified Financials – 5.6%
Credicorp Ltd.	2,265	$469,829
HDFC Bank Ltd.	28,153	833,795
Julius Baer Group Ltd.	9,681	592,116
Mastercard, Inc., “A”	3,612	546,712
Visa, Inc., “A”	6,700	763,934

		$3,206,386

Pharmaceuticals – 3.5%
Bayer AG	4,703	$584,936
Roche Holding AG	3,296	833,767
Zoetis, Inc.	8,446	608,450

		$2,027,153

Printing & Publishing – 1.5%
Moody’s Corp.	5,721	$844,477

Railroad & Shipping – 1.7%
Adani Ports and Special Economic Zone Ltd.	35,598	$226,240
Union Pacific Corp.	5,758	772,148

		$998,388

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 3.4%
Starbucks Corp.	20,495	$1,177,028
Whitbread PLC	14,150	764,185

		$1,941,213

Specialty Chemicals – 4.4%
Croda International PLC	11,921	$712,049
Ecolab, Inc.	6,502	872,438
Sika AG	74	587,778
Symrise AG	4,262	365,409

		$2,537,674

Specialty Stores – 1.8%
AutoZone, Inc. (a)	476	$338,612
TJX Cos., Inc.	9,346	714,595

		$1,053,207

Total Common Stocks (Identified Cost, $36,295,147)		$57,046,189

INVESTMENT COMPANIES (h) – 0.8%
MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $480,922)	480,970	$480,922

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(110,634)

NET ASSETS – 100.0%		$57,416,477

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $480,922 and $57,046,189, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $36,295,147)	$57,046,189
Investments in affiliated issuers, at value (identified cost, $480,922)	480,922
Foreign currency, at value (identified cost, $11)	12
Receivables for
Investments sold	2,345
Interest and dividends	81,318
Receivable from investment adviser	7,112
Other assets	697
Total assets	$57,618,595
Liabilities
Payable for fund shares reacquired	$130,144
Payable to affiliates
Shareholder servicing costs	20
Distribution and/or service fees	69
Payable for independent Trustees’ compensation	43
Deferred country tax expense payable	8,633
Accrued expenses and other liabilities	63,209
Total liabilities	$202,118
Net assets	$57,416,477
Net assets consist of
Paid-in capital	$33,480,129
Unrealized appreciation (depreciation) (net of $8,633 deferred country tax)	20,743,036
Accumulated net realized gain (loss)	2,904,587
Undistributed net investment income	288,725
Net assets	$57,416,477
Shares of beneficial interest outstanding	2,164,692

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$54,886,493	2,069,013	$26.53
Service Class	2,529,984	95,679	26.44

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$870,723
Dividends from affiliated issuers	4,420
Income on securities loaned	994
Foreign taxes withheld	(38,213)
Total investment income	$837,924
Expenses
Management fee	$485,253
Distribution and/or service fees	6,162
Shareholder servicing costs	2,422
Administrative services fee	18,114
Independent Trustees’ compensation	1,226
Custodian fee	27,349
Shareholder communications	11,921
Audit and tax fees	73,413
Legal fees	1,652
Miscellaneous	11,349
Total expenses	$638,861
Reduction of expenses by investment adviser	(92,919)
Net expenses	$545,942
Net investment income (loss)	$291,982
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $5,206 country tax)	$3,020,082
Affiliated issuers	(36)
Foreign currency	2,857
Net realized gain (loss)	$3,022,903
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $8,633 increase in deferred country tax)	$11,526,028
Translation of assets and liabilities in foreign currencies	4,084
Net unrealized gain (loss)	$11,530,112
Net realized and unrealized gain (loss)	$14,553,015
Change in net assets from operations	$14,844,997

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$291,982	$590,857
Net realized gain (loss)	3,022,903	1,781,355
Net unrealized gain (loss)	11,530,112	639,741
Change in net assets from operations	$14,844,997	$3,011,953
Distributions declared to shareholders
From net investment income	$(575,035)	$(288,513)
From net realized gain	(1,825,036)	(2,480,138)
Total distributions declared to shareholders	$(2,400,071)	$(2,768,651)
Change in net assets from fund share transactions	$(3,564,898)	$(2,670,304)
Total change in net assets	$8,880,028	$(2,427,002)
Net assets
At beginning of period	48,536,449	50,963,451
At end of period (including undistributed net investment income of $288,725 and $586,225, respectively)	$57,416,477	$48,536,449

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$21.00	$20.88		$22.45	$21.63	$17.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.25	(c)	$0.12	$0.20	$0.10
Net realized and unrealized gain (loss)	6.51	1.08		(0.53)	0.73	3.70
Total from investment operations	$6.64	$1.33		$(0.41)	$0.93	$3.80
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.13)		$(0.22)	$(0.11)	$(0.13)
From net realized gain	(0.84)	(1.08)		(0.94)	—	—
Total distributions declared to shareholders	$(1.11)	$(1.21)		$(1.16)	$(0.11)	$(0.13)
Net asset value, end of period (x)	$26.53	$21.00		$20.88	$22.45	$21.63
Total return (%) (k)(r)(s)(x)	32.14	6.07	(c)	(1.54)	4.32	21.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	0.72	(c)	1.17	1.20	1.17
Expenses after expense reductions (f)	1.00	0.55	(c)	1.01	1.12	1.17
Net investment income (loss)	0.55	1.18	(c)	0.52	0.91	0.49
Portfolio turnover	21	25		26	25	33
Net assets at end of period (000 omitted)	$54,886	$46,182		$48,932	$55,050	$60,188

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$20.94	$20.82		$22.38	$21.55	$17.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.20	(c)	$0.06	$0.14	$0.05
Net realized and unrealized gain (loss)	6.48	1.08		(0.53)	0.73	3.69
Total from investment operations	$6.55	$1.28		$(0.47)	$0.87	$3.74
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.08)		$(0.15)	$(0.04)	$(0.08)
From net realized gain	(0.84)	(1.08)		(0.94)	—	—
Total distributions declared to shareholders	$(1.05)	$(1.16)		$(1.09)	$(0.04)	$(0.08)
Net asset value, end of period (x)	$26.44	$20.94		$20.82	$22.38	$21.55
Total return (%) (k)(r)(s)(x)	31.77	5.85	(c)	(1.82)	4.05	20.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	0.94	(c)	1.42	1.45	1.42
Expenses after expense reductions (f)	1.25	0.77	(c)	1.26	1.37	1.42
Net investment income (loss)	0.31	0.94	(c)	0.27	0.63	0.23
Portfolio turnover	21	25		26	25	33
Net assets at end of period (000 omitted)	$2,530	$2,355		$2,031	$2,372	$3,614

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. Excluding the effect of the reimbursement of expenses, the total return for the year ended December 31, 2016 would have been approximately 0.55% lower.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,204,410	$—	$—	$32,204,410
United Kingdom	3,690,493	2,441,191	—	6,131,684
Switzerland	4,133,314	—	—	4,133,314
France	3,364,962	—	—	3,364,962
Japan	2,214,298	—	—	2,214,298
China	1,174,360	—	—	1,174,360
Germany	—	1,140,977	—	1,140,977
Taiwan	1,112,857	—	—	1,112,857
India	1,060,035	—	—	1,060,035
Other Countries	4,509,292	—	—	4,509,292
Mutual Funds	480,922	—	—	480,922
Total	$53,944,943	$3,582,168	$—	$57,527,111

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $365,409 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $7,208,587 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$717,053	$289,713
Long-term capital gains	1,683,018	2,478,938
Total distributions	$2,400,071	$2,768,651

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$36,913,481
Gross appreciation	20,768,606
Gross depreciation	(154,976)
Net unrealized appreciation (depreciation)	$20,613,630
Undistributed ordinary income	725,271
Undistributed long-term capital gain	2,596,820
Other temporary differences	627

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$554,963	$279,992	$1,744,112	$2,360,988
Service Class	20,072	8,521	80,924	119,150
Total	$575,035	$288,513	$1,825,036	$2,480,138

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $4,320, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $88,599, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $1,977, which equated to 0.0037% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $445.

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0336% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $94 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to 88,027 and $131,742, respectively. The sales transactions resulted in net realized gains (losses) of $17,738.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $11,193,619 and $16,907,240, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	97,291	$2,411,672	63,324	$1,346,758
Service Class	4,256	102,294	29,912	650,342
	101,547	$2,513,966	93,236	$1,997,100
Shares issued to shareholders in reinvestment of distributions
Initial Class	95,003	$2,299,075	119,990	$2,640,980
Service Class	4,184	100,996	5,811	127,671
	99,187	$2,400,071	125,801	$2,768,651
Shares reacquired
Initial Class	(322,462)	$(7,873,956)	(327,837)	$(6,992,794)
Service Class	(25,227)	(604,979)	(20,786)	(443,261)
	(347,689)	$(8,478,935)	(348,623)	$(7,436,055)
Net change
Initial Class	(130,168)	$(3,163,209)	(144,523)	$(3,005,056)
Service Class	(16,787)	(401,689)	14,937	334,752
	(146,955)	$(3,564,898)	(129,586)	$(2,670,304)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused

18

MFS Global Growth Portfolio

Notes to Financial Statements – continued

portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $353 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		284,384	10,520,150	(10,323,564)	480,970

Affilated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(36)	$—	$—	$4,420	$480,922

19

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Global Growth Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) David Antonelli Jeffrey Constantino

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MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,852,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 46.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® GLOBAL

RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	1.8%
Alphabet, Inc., “A”	1.8%
Citigroup, Inc	1.6%
Amazon.com, Inc.	1.5%
Visa, Inc., “A”	1.4%
Honeywell International, Inc.	1.4%
AIA Group Ltd.	1.3%
U.S. Bancorp	1.3%
American Tower Corp., REIT	1.2%
Medtronic PLC	1.2%

Global equity sectors
Financial Services	21.3%
Capital Goods	18.4%
Technology	17.6%
Health Care	10.6%
Consumer Cyclicals	10.3%
Energy	9.3%
Consumer Staples	7.4%
Telecommunications/Cable Television	4.4%

Issuer country weightings (x)
United States	59.8%
Japan	5.2%
Switzerland	5.0%
United Kingdom	4.0%
France	3.8%
Germany	3.4%
China	2.7%
Canada	2.7%
Hong Kong	2.6%
Other Countries	10.8%

Currency exposure weightings (y)
United States Dollar	61.8%
Euro	11.1%
Japanese Yen	5.2%
Swiss Franc	5.0%
British Pound Sterling	4.5%
Hong Kong Dollar	3.6%
Canadian Dollar	2.2%
Chinese Renminbi	1.7%
Taiwan Dollar	1.3%
Other Currencies	3.6%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of 25.51%, while Service Class shares of the fund provided a total return of 25.17%. These compare with a return of 23.97% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Strong stock selection in the capital goods sector was a primary contributor to performance relative to the MSCI All Country World Index. Within this sector, not holding shares of poor-performing diversified industrial conglomerate General Electric bolstered relative results. Shares of General Electric depreciated during the period as management reduced earnings per share guidance and cut the company’s dividend. Weakness in the company’s Power and Oil & Gas divisions further weighed on the stock. The fund’s overweight positions in specialty chemicals manufacturer LG Chem (h) (South Korea) and paint and coating manufacturer Sherwin-Williams aided relative returns.
Security selection in both the telecommunications/cable television and financial services sectors also benefited relative performance. Within the telecommunications/cable television sector, the fund’s position in wireless telecommunications and broadcast infrastructure company Cellnex Telecom (b) (Spain) buoyed relative results. Within the financial services sector, holding shares of financial services provider HDFC Bank Ltd. (b) (India) and real estate company LEG Immobilien (b) (Germany), and an overweight position in insurance company AIA Group (Hong Kong), contributed to relative returns. Shares of HDFC Bank appreciated as the company reported strong growth in loans, higher fee income and improved cost management.

Elsewhere, overweight positions in software company Adobe Systems and mobile commerce company Alibaba Group Holding (China), and not holding shares of integrated oil and gas company Exxon Mobil, aided relative results.

Detractors from Performance

During the reporting period, not holding shares of computer and personal electronics maker Apple and online advertising provider Tencent Holdings Limited (China) held back relative performance, as both stocks outperformed the benchmark during the period. Shares of Apple advanced on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X. Additionally, the fund’s overweight positions in independent oil and gas exploration and production company Pioneer Natural Resources (h), consumer and commercial products manufacturer Newell Brands, automotive components supplier Johnson Controls International, financial services firm Element Fleet Management (h) (Canada), natural gas

3

MFS Global Research Portfolio

Management Review – continued

producer EQT, telecommunications company KDDI (Japan), financial services firm U.S. Bancorp and healthcare products and services provider Henry Schein detracted from relative performance. Shares of Pioneer Natural Resources fell mid-period after the company lowered its production and capital expenditure guidance for 2017, citing unforeseen drilling delays. Declining oil prices further pressured the stock.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

James Keating, Ben Kottler, and Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	25.51%	10.76%	5.59%
Service Class	8/24/01	25.17%	10.48%	5.32%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		23.97%	10.80%	4.65%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.93%	$1,000.00	$1,099.74	$4.92
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$1,098.47	$6.24
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Aerospace – 3.1%
Honeywell International, Inc.	9,475	$1,453,086
Northrop Grumman Corp.	3,387	1,039,504
United Technologies Corp.	6,441	821,678

		$3,314,268

Alcoholic Beverages – 1.8%
AmBev S.A., ADR	71,069	$459,106
China Resources Enterprise Ltd.	142,000	509,814
Constellation Brands, Inc., “A”	2,544	581,482
Thai Beverage PLC	560,700	385,692

		$1,936,094

Apparel Manufacturers – 2.0%
LVMH Moet Hennessy Louis Vuitton SE	2,963	$872,435
NIKE, Inc., “B”	19,549	1,222,790

		$2,095,225

Automotive – 0.6%
USS Co. Ltd.	28,000	$592,927

Biotechnology – 0.8%
Biogen, Inc. (a)	2,523	$803,752

Broadcasting – 0.4%
WPP PLC	25,991	$471,024

Brokerage & Asset Managers – 1.4%
Blackstone Group LP	24,068	$770,657
NASDAQ, Inc.	9,712	746,173

		$1,516,830

Business Services – 5.1%
Accenture PLC, “A”	5,392	$825,461
Cognizant Technology Solutions Corp., “A”	10,966	778,805
DXC Technology Co.	10,734	1,018,657
Equifax, Inc.	3,705	436,894
Fidelity National Information Services, Inc.	9,399	884,352
Fiserv, Inc. (a)	4,582	600,838
Global Payments, Inc.	8,703	872,389

		$5,417,396

Cable TV – 0.9%
Comcast Corp., “A”	23,479	$940,334

Chemicals – 3.0%
Celanese Corp.	4,522	$484,216
CF Industries Holdings, Inc.	13,471	573,056
DowDuPont, Inc.	15,766	1,122,855
PPG Industries, Inc.	8,843	1,033,039

		$3,213,166

Computer Software – 2.1%
Adobe Systems, Inc. (a)	6,260	$1,097,002
Salesforce.com, Inc. (a)	10,991	1,123,610

		$2,220,612

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 1.1%
Constellation Software, Inc.	1,061	$643,201
SS&C Technologies Holdings, Inc.	13,621	551,378

		$1,194,579

Construction – 1.4%
Sherwin-Williams Co.	2,341	$959,904
Techtronic Industries Co. Ltd.	82,500	538,008

		$1,497,912

Consumer Products – 1.7%
Coty, Inc., “A”	22,021	$437,998
L’Oréal	1,770	392,784
Newell Brands, Inc.	13,342	412,268
Reckitt Benckiser Group PLC	6,199	579,092

		$1,822,142

Consumer Services – 1.1%
Ctrip.com International Ltd., ADR (a)	9,081	$400,472
Priceline Group, Inc. (a)	469	815,000

		$1,215,472

Containers – 0.5%
Berry Global Group, Inc. (a)	8,789	$515,651

Electrical Equipment – 2.4%
Johnson Controls International PLC	23,351	$889,907
Schneider Electric S.A.	13,402	1,139,456
TE Connectivity Ltd.	5,889	559,691

		$2,589,054

Electronics – 2.7%
Analog Devices, Inc.	9,238	$822,459
Broadcom Corp.	2,708	695,685
Taiwan Semiconductor Manufacturing Co. Ltd.	131,000	1,010,283
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,801	348,960

		$2,877,387

Energy – Independent – 2.2%
EOG Resources, Inc.	10,342	$1,116,005
EQT Corp.	9,216	524,575
Oil Search Ltd.	107,708	654,665

		$2,295,245

Energy – Integrated – 2.1%
BP PLC	159,912	$1,128,537
Suncor Energy, Inc.	29,073	1,067,398

		$2,195,935

Food & Beverages – 3.1%
Danone S.A.	6,727	$564,593
Mondelez International, Inc.	17,749	759,657
Nestle S.A.	12,881	1,107,730
PepsiCo, Inc.	7,221	865,942

		$3,297,922

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Drug Stores – 0.6%
Sundrug Co. Ltd.	13,700	$637,124

Gaming & Lodging – 0.5%
Paddy Power Betfair PLC	4,389	$522,953

General Merchandise – 0.8%
Costco Wholesale Corp.	4,504	$838,284

Health Maintenance Organizations – 0.5%
Cigna Corp.	2,820	$572,714

Insurance – 3.3%
AIA Group Ltd.	163,000	$1,390,523
Aon PLC	8,325	1,115,550
Chubb Ltd.	6,672	974,979

		$3,481,052

Internet – 5.6%
Alibaba Group Holding Ltd., ADR (a)	5,741	$989,921
Alphabet, Inc., “A” (a)(s)	1,770	1,864,518
Alphabet, Inc., “C” (a)	433	453,091
Facebook, Inc., “A” (a)(s)	10,932	1,929,061
LogMeIn, Inc.	5,519	631,926

		$5,868,517

Leisure & Toys – 0.6%
Electronic Arts, Inc. (a)	5,638	$592,328

Machinery & Tools – 3.2%
GEA Group AG	14,918	$715,304
Kubota Corp.	36,800	721,629
Roper Technologies, Inc.	3,342	865,578
Schindler Holding AG	2,249	517,677
SPX FLOW, Inc. (a)	12,084	574,594

		$3,394,782

Major Banks – 4.9%
Barclays PLC	275,811	$752,030
BNP Paribas	13,608	1,016,390
Morgan Stanley	24,381	1,279,271
Sumitomo Mitsui Financial Group, Inc.	21,500	928,884
UBS AG	64,288	1,183,567

		$5,160,142

Medical & Health Technology & Services – 1.6%
Henry Schein, Inc. (a)	8,116	$567,146
ICON PLC (a)	4,545	509,722
McKesson Corp.	3,824	596,353

		$1,673,221

Medical Equipment – 2.7%
Danaher Corp.	9,357	$868,517
Medtronic PLC	16,052	1,296,199
PerkinElmer, Inc.	9,646	705,316

		$2,870,032

Metals & Mining – 0.8%
Rio Tinto Ltd.	15,710	$829,129

Natural Gas – Distribution – 0.6%
China Resources Gas Group Ltd.	168,000	$609,611

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Natural Gas – Pipeline – 1.1%
Enbridge, Inc.	15,086	$589,998
Enterprise Products Partners LP	20,905	554,192

		$1,144,190

Network & Telecom – 1.0%
Cisco Systems, Inc.	26,339	$1,008,784

Oil Services – 0.7%
Schlumberger Ltd.	10,450	$704,226

Other Banks & Diversified Financials – 10.1%
Aeon Credit Service Co. Ltd.	36,000	$838,376
Citigroup, Inc. (s)	23,119	1,720,285
Credicorp Ltd.	4,895	1,015,370
Discover Financial Services	6,554	504,134
HDFC Bank Ltd.	37,614	1,113,997
Intesa Sanpaolo S.p.A.	224,051	744,652
Julius Baer Group Ltd.	12,969	793,219
KBC Groep N.V.	12,305	1,049,878
U.S. Bancorp	25,545	1,368,701
Visa, Inc., “A”	13,373	1,524,789

		$10,673,401

Pharmaceuticals – 5.0%
Bayer AG	9,175	$1,141,141
Genomma Lab Internacional S.A., “B” (a)	383,864	400,605
Johnson & Johnson	7,492	1,046,782
Roche Holding AG	4,553	1,151,742
Santen Pharmaceutical Co. Ltd.	57,100	897,485
Zoetis, Inc.	8,948	644,614

		$5,282,369

Printing & Publishing – 0.6%
RELX N.V.	28,026	$644,461

Railroad & Shipping – 1.0%
Canadian Pacific Railway Ltd.	2,947	$538,594
DP World Ltd.	21,886	547,150

		$1,085,744

Real Estate – 1.6%
LEG Immobilien AG	8,167	$932,186
Store Capital Corp., REIT	30,008	781,408

		$1,713,594

Restaurants – 1.5%
Aramark	11,037	$471,721
Starbucks Corp.	18,792	1,079,225

		$1,550,946

Specialty Chemicals – 2.3%
Akzo Nobel N.V.	7,087	$620,913
Croda International PLC	7,318	437,109
Linde AG (a)	3,530	824,434
Sika AG	68	540,120

		$2,422,576

Specialty Stores – 2.3%
Amazon.com, Inc. (a)	1,363	$1,593,988
JD.com, Inc., ADR (a)	8,941	370,336

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – continued
Urban Outfitters, Inc. (a)	12,077	$423,420

		$2,387,744

Telecommunications – Wireless – 3.3%
Advanced Info Service PLC	96,100	$563,213
American Tower Corp., REIT	9,163	1,307,285
Cellnex Telecom S.A.U.	28,078	719,268
KDDI Corp.	35,200	876,134

		$3,465,900

Telephone Services – 0.2%
Com Hem Holding AB	14,059	$214,919

Tobacco – 0.7%
Philip Morris International, Inc.	7,436	$785,613

Utilities – Electric Power – 2.7%
CLP Holdings Ltd.	79,000	$808,414
CMS Energy Corp.	21,210	1,003,233
Iberdrola S.A.	53,593	415,401
NextEra Energy, Inc.	4,252	664,120

		$2,891,168

Total Common Stocks (Identified Cost, $82,606,975)		$105,048,451

INVESTMENT COMPANIES (h) – 0.5%
MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $477,581)	477,596	$477,548

OTHER ASSETS, LESS LIABILITIES – 0.2%		219,645

NET ASSETS – 100.0%		$105,745,644

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $477,548 and $105,048,451, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2017, the fund had cash collateral of $19,420 and other liquid securities with an aggregate value of $587,709 to cover collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $82,606,975)	$105,048,451
Investments in affiliated issuers, at value (identified cost, $477,581)	477,548
Deposits with brokers for
Cleared options	19,420
Receivables for
Investments sold	286,667
Interest and dividends	186,839
Other assets	1,066
Total assets	$106,019,991
Liabilities
Payables for
Fund shares reacquired	$185,946
Payable to affiliates
Investment adviser	8,881
Shareholder servicing costs	27
Distribution and/or service fees	201
Payable for independent Trustees’ compensation	38
Deferred country tax expense payable	10,107
Accrued expenses and other liabilities	69,147
Total liabilities	$274,347
Net assets	$105,745,644
Net assets consist of
Paid-in capital	$76,629,048
Unrealized appreciation (depreciation) (net of $10,107 deferred country tax)	22,430,889
Accumulated net realized gain (loss)	5,690,325
Undistributed net investment income	995,382
Net assets	$105,745,644
Shares of beneficial interest outstanding	3,333,026

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$98,434,095	3,101,704	$31.74
Service Class	7,311,549	231,322	31.61

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$2,060,790
Dividends from affiliated issuers	4,995
Interest	397
Income on securities loaned	2,189
Foreign taxes withheld	(102,799)
Total investment income	$1,965,572
Expenses
Management fee	$780,137
Distribution and/or service fees	18,830
Shareholder servicing costs	3,244
Administrative services fee	26,031
Independent Trustees’ compensation	2,735
Custodian fee	45,977
Shareholder communications	20,885
Audit and tax fees	62,852
Legal fees	2,304
Miscellaneous	17,845
Total expenses	$980,840
Reduction of expenses by investment adviser	(8,327)
Net expenses	$972,513
Net investment income (loss)	$993,059
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $813 country tax)	$8,678,144
Affiliated issuers	(82)
Foreign currency	3,173
Net realized gain (loss)	$8,681,235
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $10,107 increase in deferred country tax)	$13,806,055
Affiliated issuers	(33)
Translation of assets and liabilities in foreign currencies	10,144
Net unrealized gain (loss)	$13,816,166
Net realized and unrealized gain (loss)	$22,497,401
Change in net assets from operations	$23,490,460

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$993,059	$1,636,784
Net realized gain (loss)	8,681,235	2,401,001
Net unrealized gain (loss)	13,816,166	1,193,062
Change in net assets from operations	$23,490,460	$5,230,847
Distributions declared to shareholders
From net investment income	$(1,601,030)	$(1,109,452)
Change in net assets from fund share transactions	$(14,840,181)	$(11,897,734)
Total change in net assets	$7,049,249	$(7,776,339)
Net assets
At beginning of period	98,696,395	106,472,734
At end of period (including undistributed net investment income of $995,382 and $1,623,801, respectively)	$105,745,644	$98,696,395

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.69	$24.63		$25.18	$24.85	$20.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.41	(c)	$0.25	$0.29	$0.24
Net realized and unrealized gain (loss)	6.24	0.93		(0.47)	0.31	4.61
Total from investment operations	$6.52	$1.34		$(0.22)	$0.60	$4.85
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.28)		$(0.33)	$(0.27)	$(0.36)
Net asset value, end of period (x)	$31.74	$25.69		$24.63	$25.18	$24.85
Total return (%) (k)(r)(s)(x)	25.51	5.44	(c)	(0.81)	2.40	24.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.78	(c)	0.92	0.92	0.92
Expenses after expense reductions (f)	0.92	0.77	(c)	0.91	0.91	0.92
Net investment income (loss)	0.97	1.64	(c)	0.98	1.15	1.08
Portfolio turnover	33	40		40	37	41
Net assets at end of period (000 omitted)	$98,434	$91,281		$98,321	$113,018	$126,707
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A	N/A		N/A	0.91	0.91

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$25.59	$24.52		$25.06	$24.72	$20.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.34	(c)	$0.19	$0.23	$0.19
Net realized and unrealized gain (loss)	6.20	0.94		(0.47)	0.31	4.57
Total from investment operations	$6.41	$1.28		$(0.28)	$0.54	$4.76
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.21)		$(0.26)	$(0.20)	$(0.29)
Net asset value, end of period (x)	$31.61	$25.59		$24.52	$25.06	$24.72
Total return (%) (k)(r)(s)(x)	25.17	5.21	(c)	(1.09)	2.15	23.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.03	(c)	1.17	1.17	1.17
Expenses after expense reductions (f)	1.17	1.02	(c)	1.16	1.16	1.17
Net investment income (loss)	0.73	1.39	(c)	0.74	0.90	0.86
Portfolio turnover	33	40		40	37	41
Net assets at end of period (000 omitted)	$7,312	$7,415		$8,151	$9,551	$11,013
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A	N/A		N/A	1.16	1.16

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$62,578,415	$—	$—	$62,578,415
Japan	5,492,559	—	—	5,492,559
Switzerland	5,294,055	—	—	5,294,055
United Kingdom	2,144,738	2,052,183	—	4,196,921
France	3,985,658	—	—	3,985,658
Germany	824,434	2,788,631	—	3,613,065
China	2,880,154	—	—	2,880,154
Canada	2,839,190	—	—	2,839,190
Hong Kong	2,736,949	—	—	2,736,949
Other Countries	10,868,272	563,213	—	11,431,485
Mutual Funds	477,548	—	—	477,548
Total	$100,121,972	$5,404,027	$—	$105,525,999

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $471,024 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $15,015,480 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2017, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$75,604

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on

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Notes to Financial Statements – continued

the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$1,601,030	$1,109,452

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Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$83,143,895
Gross appreciation	24,625,366
Gross depreciation	(2,243,262)
Net unrealized appreciation (depreciation)	$22,382,104
Undistributed ordinary income	995,382
Undistributed long-term capital gain	5,671,095
Other temporary differences	68,015

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,502,165	$1,044,460
Service Class	98,865	64,992
Total	$1,601,030	$1,109,452

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $8,327, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $2,774, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $470.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0250% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

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Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $185 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $412,837 and $61,710, respectively. The sales transactions resulted in net realized gains (losses) of $18,419.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $33,663,096 and $48,838,899, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	26,267	$775,526	42,946	$1,067,404
Service Class	7,463	214,891	8,067	196,320
	33,730	$990,417	51,013	$1,263,724
Shares issued to shareholders in reinvestment of distributions
Initial Class	51,146	$1,502,165	40,125	$1,044,460
Service Class	3,377	98,865	2,505	64,992
	54,523	$1,601,030	42,630	$1,109,452
Shares reacquired
Initial Class	(528,496)	$(15,420,190)	(522,570)	$(12,961,287)
Service Class	(69,314)	(2,011,438)	(53,179)	(1,309,623)
	(597,810)	$(17,431,628)	(575,749)	$(14,270,910)
Net change
Initial Class	(451,083)	$(13,142,499)	(439,499)	$(10,849,423)
Service Class	(58,474)	(1,697,682)	(42,607)	(1,048,311)
	(509,557)	$(14,840,181)	(482,106)	$(11,897,734)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $703 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Global Research Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		153	19,992,828	(19,515,385)	477,596

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(82)	$(33)	$—	$4,995	$477,548

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MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) James Keating Ben Kottler Joseph MacDougall

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

26

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

27

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 66.31% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2017

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio Structure

			Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	21.5%	0.0%	(5.0)%	16.5%
	Europe ex-U.K.	11.5%	3.9%	0.0%	15.4%
	Asia/Pacific ex-Japan	1.6%	7.4%	0.0%	9.0%
	Japan	5.7%	0.0%	(0.2)%	5.5%
	Emerging Markets	3.1%	0.0%	0.0%	3.1%
	United Kingdom	3.3%	0.0%	(1.2)%	2.1%
	Supranational	0.2%	0.0%	0.0%	0.2%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	North America ex-U.S.	2.7%	0.0%	(7.0)%	(4.3)%
	Total	49.7%	11.3%	(13.4)%	47.6%
Equity	U.S. Large Cap	18.3%	0.5%	0.0%	18.8%
	Europe ex-U.K.	7.3%	5.1%	(4.7)%	7.7%
	Asia/Pacific ex-Japan	0.5%	7.0%	(0.6)%	6.9%
	Japan	2.7%	1.4%	0.0%	4.1%
	United Kingdom	2.9%	0.0%	(0.5)%	2.4%
	Emerging Markets	2.0%	6.7%	(7.6)%	1.1%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	U.S. Small/Mid Cap	0.8%	0.0%	(1.9)%	(1.1)%
	North America ex-U.S.	1.2%	0.0%	(3.4)%	(2.2)%
	Total	35.8%	20.7%	(18.7)%	37.8%
Real Estate-related	Non-U.S.	1.0%	0.0%	0.0%	1.0%
	U.S.	0.4%	0.0%	0.0%	0.4%
	Total	1.4%	0.0%	0.0%	1.4%
Cash	Cash & Cash Equivalents (d)				10.6%
	Other (e)				2.6%
	Total				13.2%
	Total Net Exposure Summary				100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equity	35%	0 to 70%
Fixed Income, Cash & Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
Australian Treasury Bond 10 yr Future – MAR 2018	7.4%
German Euro Bund Future – MAR 2018	3.9%
Hang Seng Index Future – JAN 2018	3.6%
MSCI Singapore Index Future – JAN 2018	3.4%
FTSE/MIB Index Future – MAR 2018	3.4%
BIST 30 Index Future – MAR 2018	3.3%
AEX 25 Index Future – JAN 2018	(2.5)%
S&P/TSX 60 Index Future – MAR 2018	(3.4)%
Canadian Treasury Bond 10 yr Future – MAR 2018	(7.0)%
U.S. Treasury Note 10 yr Future – MAR 2018	(7.6)%

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of 10.83%, while Service Class shares of the fund provided a total return of 10.58%. These compare with a return of 7.39% over the same period for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 22.40% and 9.98%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Within the equity portion of the fund, an underweight allocation to the technology sector held back performance relative to the MSCI World Index. Here, not owning computer and personal electronics maker Apple and software giant Microsoft, and an underweight position in social networking service provider Facebook(h), detracted from relative performance.

Stock selection in the financial services sector further weakened relative returns. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Elsewhere, not owning shares of strong-performing internet retailer Amazon.com dampened relative performance. The fund’s overweight positions in tobacco company Japan Tobacco (Japan), telecommunications company KDDI (Japan), global food company General Mills, global marketing and communications company Omnicom Group, automotive components supplier Johnson Controls and supply chain support services and information management solutions provider Brambles (Australia) also held back relative returns.

Within the fixed income portion of the fund, currency hedging, in particular from the British pound, detracted from performance relative to the Bloomberg Barclays Global Aggregate Bond Index.

MFS Global Tactical Allocation Portfolio

Management Review – continued

As part of the tactical overlay, the fund’s allocation to Europe ex-U.K. equities, via equity index futures, specifically the fund’s long exposure to both France and Spain, and a long exposure to United Kingdom equities, hindered relative performance. A long exposure to the German fixed income market, via fixed income index future contracts, further weighed on relative returns. The fund’s short positions in the Euro and Swedish krona, via forward foreign currency exchange contracts, were additional factors that weakened relative returns.

Contributors to Performance

Within the equity portion of the fund, security selection in the autos & housing sector, and the combination of strong stock selection and an underweight position in the energy sector, boosted relative performance. However, there were no individual stocks within either sector that were among the fund’s largest relative contributors during the period.

Elsewhere, not owning shares of diversified industrial conglomerate General Electric helped relative results. The fund’s positions in semiconductor manufacturer Taiwan Semiconductor(b) (Taiwan), airline company Air Canada(b) (Canada) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea) also aided relative performance. Additionally, overweight positions in integrated circuits and electronic devices developer Cadence Design Systems, semiconductor company Texas Instruments, real estate company Deutsche Wohnen (Germany), tourism and travel IT solutions provider Amadeus IT Holding (Spain), household and industrial products manufacturer Kao (Japan) and wine and alcoholic beverage producer Pernod Ricard (France) further supported relative performance.

Within the fixed income portion of the fund, a lesser-than-benchmark exposure to the U.S. treasury sector helped relative performance. Additionally, the fund’s greater-than-benchmark exposure to the industrials sector, and strong security selection within European-based issues, also supported relative results.

The fund’s tactical overlay contributed to absolute performance, led by an overweight allocation to the Asia Pacific segment, particularly a long exposure to Hong Kong equities, via equity index futures, and a short exposure to Australia. Additionally, an overweight allocation to the emerging markets segment, most notably Turkey, and a short exposure to Canada also aided relative returns. A long exposure to the Australian fixed income market, and short exposures to both the Canadian and US fixed income markets, via fixed income index futures, helped as well. A long exposure to the Norwegian krone, via forward foreign currency exchange contracts, further supported positive results.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pablo De La Mata, Pilar Gomez-Bravo, Steven Gorham, Richard Hawkins, Vipin Narula, Ben Nastou, Robert Persons, Jonathan Sage, Natalie Shapiro, Robert Spector, Benjamin Stone, and Erik Weisman

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective October 1, 2017, Vipin Narula became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	10.83%	5.53%	4.11%
Service Class	8/24/01	10.58%	5.28%	3.86%

Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		7.39%	0.79%	3.09%
MFS Global Tactical Allocation Blended Index (f)(w)		9.98%	5.85%	4.67%
Bloomberg Barclays Global Aggregate Bond Index Hedged (f)		3.04%	3.06%	4.16%
MSCI World Index (net div) (f)		22.40%	11.64%	5.03%

(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2017, MFS Global Tactical Allocation Blended Index was comprised of 35% MSCI World Index (net div), 54% Bloomberg Barclays Global Aggregate Bond Index Hedged, and 11% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities.

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to February 8, 2010 reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ a tactical asset allocation overlay. The fund’s investment policies and strategies changed effective February 8, 2010.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.81%	$1,000.00	$1,034.70	$4.15
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,033.85	$5.43
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.04% of interest expense on uncovered collateral or margin obligations with the brokers (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 36.2%
Aerospace – 1.2%
Boeing Co.	4,344	$1,281,089
Honeywell International, Inc.	22,247	3,411,800
Lockheed Martin Corp.	10,071	3,233,295
United Technologies Corp.	10,789	1,376,353

		$9,302,537

Airlines – 0.2%
Air Canada (a)	86,398	$1,778,823

Alcoholic Beverages – 0.7%
Heineken N.V.	23,930	$2,495,968
Pernod Ricard S.A.	16,830	2,664,528

		$5,160,496

Apparel Manufacturers – 0.2%
Compagnie Financiere Richemont S.A.	10,797	$978,373
NIKE, Inc., “B”	6,451	403,510

		$1,381,883

Automotive – 0.6%
Aptiv PLC	10,448	$886,304
Delphi Technologies PLC (a)	3,482	182,701
General Motors Co.	29,765	1,220,067
Hyundai Motor Co. Ltd.	1,321	192,495
Magna International, Inc.	31,232	1,770,062
USS Co. Ltd.	24,200	512,458

		$4,764,087

Biotechnology – 0.1%
Biogen, Inc. (a)	2,213	$704,995

Broadcasting – 0.4%
Omnicom Group, Inc.	20,201	$1,471,239
WPP PLC	103,244	1,871,049

		$3,342,288

Brokerage & Asset Managers – 0.5%
Apollo Global Management LLC, “A”	15,097	$505,297
BlackRock, Inc.	4,060	2,085,663
Daiwa Securities Group, Inc.	67,000	420,344
TMX Group Ltd.	8,774	491,679

		$3,502,983

Business Services – 2.5%
Accenture PLC, “A”	28,932	$4,429,200
Bunzl PLC	41,525	1,161,667
CGI Group, Inc. (a)	8,811	478,752
Compass Group PLC	120,871	2,613,588
DXC Technology Co.	21,602	2,050,030
Equifax, Inc.	4,916	579,695
Experian Group Ltd.	49,560	1,089,192
Fidelity National Information Services, Inc.	10,769	1,013,255
Fiserv, Inc. (a)	7,345	963,150
Nomura Research, Inc.	40,500	1,883,470

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Business Services – continued
Secom Co. Ltd.	20,000	$1,510,007
SGS S.A.	413	1,076,949

		$18,848,955

Cable TV – 0.4%
Comcast Corp., “A”	77,152	$3,089,938

Chemicals – 1.3%
3M Co. (s)	12,789	$3,010,147
CF Industries Holdings, Inc.	5,866	249,540
Givaudan S.A.	987	2,281,004
LyondellBasell Industries N.V., “A”	3,618	399,138
Monsanto Co.	4,500	525,510
Orica Ltd.	40,024	565,240
PPG Industries, Inc.	25,043	2,925,523

		$9,956,102

Computer Software – 0.3%
Cadence Design Systems, Inc. (a)	21,305	$890,975
Check Point Software Technologies Ltd. (a)	10,225	1,059,515

		$1,950,490

Computer Software – Systems – 0.6%
Amadeus IT Holding S.A.	30,447	$2,195,927
Hitachi Ltd.	101,000	786,935
Hon Hai Precision Industry Co. Ltd.	246,900	789,854
International Business Machines Corp.	7,518	1,153,412

		$4,926,128

Construction – 0.4%
Geberit AG	1,453	$639,830
Persimmon PLC	16,554	611,317
Sherwin-Williams Co.	3,738	1,532,730
Stanley Black & Decker, Inc.	3,301	560,147

		$3,344,024

Consumer Products – 1.4%
Coty, Inc., “A”	25,772	$512,605
Essity AB (a)	26,108	741,569
Kao Corp.	47,200	3,191,629
Procter & Gamble Co.	33,622	3,089,189
Reckitt Benckiser Group PLC	29,637	2,768,598

		$10,303,590

Containers – 0.2%
Brambles Ltd.	125,331	$984,741
Crown Holdings, Inc. (a)	6,108	343,575

		$1,328,316

Electrical Equipment – 1.3%
IMI PLC	28,626	$512,426
Johnson Controls International PLC	53,763	2,048,908
Legrand S.A.	16,436	1,265,873
OMRON Corp.	20,200	1,204,739

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – continued
Schneider Electric S.A.	45,401	$3,860,053
Spectris PLC	19,530	652,892

		$9,544,891

Electronics – 2.1%
Analog Devices, Inc.	13,861	$1,234,045
Halma PLC	55,120	935,425
Hirose Electric Co. Ltd.	6,100	891,653
Hoya Corp.	11,300	564,423
Intel Corp.	21,787	1,005,688
Samsung Electronics Co. Ltd.	695	1,654,159
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	152,916	6,063,119
Texas Instruments, Inc.	35,060	3,661,666

		$16,010,178

Energy – Independent – 0.5%
Occidental Petroleum Corp.	11,674	$859,907
Phillips 66	15,196	1,537,075
Valero Energy Corp.	12,997	1,194,554

		$3,591,536

Energy – Integrated – 1.1%
BP PLC	194,051	$1,369,464
Chevron Corp.	9,197	1,151,372
China Petroleum & Chemical Corp.	974,000	714,339
Exxon Mobil Corp.	30,235	2,528,855
Galp Energia SGPS S.A., “B”	50,835	934,738
LUKOIL PJSC, ADR	15,729	900,013
Suncor Energy, Inc.	30,432	1,117,293

		$8,716,074

Engineering – Construction – 0.1%
Bouygues S.A.	17,129	$890,117

Entertainment – 0.1%
Time Warner, Inc.	5,303	$485,065

Food & Beverages – 1.7%
Bakkafrost P/F	5,561	$235,496
Danone S.A.	18,396	1,543,966
General Mills, Inc.	35,515	2,105,684
J.M. Smucker Co.	5,315	660,336
Marine Harvest	74,483	1,260,948
Nestle S.A.	62,867	5,406,388
Tyson Foods, Inc., “A”	21,001	1,702,551

		$12,915,369

Food & Drug Stores – 0.1%
Wesfarmers Ltd.	24,436	$846,920

Forest & Paper Products – 0.0%
Svenska Cellulosa Aktiebolaget	31,010	$319,623

Gaming & Lodging – 0.1%
Sands China Ltd.	148,800	$768,488

Health Maintenance Organizations – 0.1%
Cigna Corp.	5,240	$1,064,192

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – 2.2%
Aon PLC	21,070	$2,823,380
Athene Holding Ltd. (a)	20,135	1,041,181
Chubb Ltd.	10,716	1,565,929
Fairfax Financial Holdings Ltd.	2,278	1,213,012
Hiscox Ltd.	39,847	785,397
Legal & General Group PLC	128,646	473,546
MetLife, Inc.	49,685	2,512,074
Prudential Financial, Inc.	9,456	1,087,251
Travelers Cos., Inc.	19,509	2,646,201
Zurich Insurance Group AG	8,945	2,722,651

		$16,870,622

Machinery & Tools – 0.4%
Eaton Corp. PLC	16,258	$1,284,545
Illinois Tool Works, Inc.	8,518	1,421,228

		$2,705,773

Major Banks – 3.1%
Bank of New York Mellon Corp.	35,131	$1,892,156
BNP Paribas	11,789	880,528
China Construction Bank	2,111,000	1,945,410
Goldman Sachs Group, Inc.	6,595	1,680,142
JPMorgan Chase & Co.	45,574	4,873,684
Mitsubishi UFJ Financial Group, Inc.	77,700	569,880
PNC Financial Services Group, Inc.	8,415	1,214,200
Royal Bank of Canada	13,047	1,065,288
State Street Corp.	16,809	1,640,726
Svenska Handelsbanken AB, “A”	158,218	2,164,067
UBS AG	134,530	2,476,749
Wells Fargo & Co.	56,552	3,431,010

		$23,833,840

Medical & Health Technology & Services – 0.3%
CVS Health Corp.	4,989	$361,703
McKesson Corp.	13,752	2,144,624

		$2,506,327

Medical Equipment – 0.9%
Abbott Laboratories	36,842	$2,102,573
Danaher Corp.	15,451	1,434,162
Medtronic PLC	30,091	2,429,848
Thermo Fisher Scientific, Inc.	4,210	799,395

		$6,765,978

Metals & Mining – 0.3%
Rio Tinto Ltd.	50,703	$2,675,960

Natural Gas – Distribution – 0.2%
Engie	84,380	$1,451,322

Natural Gas – Pipeline – 0.1%
Williams Partners LP	15,556	$603,262

Network & Telecom – 0.1%
Cisco Systems, Inc.	27,985	$1,071,826

Oil Services – 0.2%
Schlumberger Ltd.	27,524	$1,854,842

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 1.1%
Agricultural Bank of China Ltd., “H”	606,000	$282,335
American Express Co.	10,416	1,034,413
Barclays Africa Group Ltd.	36,070	530,562
Citigroup, Inc.	20,269	1,508,216
DBS Group Holdings Ltd.	29,200	542,540
ING Groep N.V.	79,591	1,463,495
KBC Groep N.V.	5,522	471,144
U.S. Bancorp	42,829	2,294,778

		$8,127,483

Pharmaceuticals – 2.9%
Bayer AG	27,933	$3,474,168
Eli Lilly & Co.	24,621	2,079,490
Johnson & Johnson (s)	32,733	4,573,455
Merck & Co., Inc.	10,052	565,626
Novartis AG	34,469	2,914,717
Pfizer, Inc.	106,211	3,846,962
Roche Holding AG	13,484	3,410,956
Santen Pharmaceutical Co. Ltd.	80,200	1,260,565

		$22,125,939

Printing & Publishing – 0.5%
Moody’s Corp.	10,192	$1,504,441
RELX N.V.	47,840	1,100,086
Thomson Reuters Corp. (l)	19,536	851,574

		$3,456,101

Railroad & Shipping – 0.2%
Canadian National Railway Co.	6,703	$552,997
Union Pacific Corp.	4,738	635,366

		$1,188,363

Real Estate – 0.8%
CK Asset Holdings Ltd.	124,000	$1,084,009
Deutsche Wohnen AG	62,149	2,709,753
Grand City Properties S.A.	24,304	571,664
Medical Properties Trust, Inc., REIT	70,480	971,214
Public Storage, Inc., REIT	2,040	426,360

		$5,763,000

Restaurants – 0.0%
Greggs PLC	12,513	$235,236

Specialty Chemicals – 0.3%
Akzo Nobel N.V.	12,357	$1,082,634
PTT Global Chemical PLC	591,200	1,541,945

		$2,624,579

Specialty Stores – 0.2%
Gap, Inc.	42,685	$1,453,851

Telecommunications – Wireless – 0.5%
KDDI Corp.	114,500	$2,849,925
SK Telecom Co. Ltd.	1,558	388,572
Vodafone Group PLC	200,360	632,952

		$3,871,449

Issuer	Shares/Par		Value ($)
COMMON STOCKS – continued
Telephone Services – 0.4%
Nippon Television Holdings, Inc.		14,900	$700,998
TDC A.S.		108,519	666,886
Telefonica S.A.		32,975	321,466
Verizon Communications, Inc.		18,645	986,880

			$2,676,230

Tobacco – 2.1%
Altria Group, Inc.		51,011	$3,642,696
British American Tobacco PLC		29,929	2,019,922
Japan Tobacco, Inc.		107,800	3,473,901
Philip Morris International, Inc. (s)		64,835	6,849,818

			$15,986,337

Trucking – 0.3%
United Parcel Service, Inc., “B”		13,769	$1,640,576
Yamato Holdings Co. Ltd.		47,800	961,939

			$2,602,515

Utilities – Electric Power – 0.9%
American Electric Power Co., Inc.		16,441	$1,209,564
Duke Energy Corp.		18,060	1,519,027
Exelon Corp.		53,945	2,125,972
SSE PLC		76,934	1,371,117
Xcel Energy, Inc.		14,756	709,911

			$6,935,591

Total Common Stocks (Identified Cost, $175,255,021)			$276,224,514

BONDS – 53.2%
Aerospace – 0.2%
Huntington Ingalls Industries, Inc., 3.483% 12/01/2027 (n)		$370,000	$369,075
Lockheed Martin Corp., 3.55% 1/15/2026		749,000	777,549

			$1,146,624

Airlines – 0.1%
Ryanair Ltd., 1.125% 3/10/2023	EUR	475,000	$578,098

Apparel Manufacturers – 0.1%
Coach, Inc., 4.125% 7/15/2027		$985,000	$992,212

Asset-Backed & Securitized – 3.2%
Cent CLO LP, 2013-17A, “A1”, FLR, 2.678% (U.S. LIBOR-3mo. + 1.3%), 1/30/2025 (n)		$804,208	$807,023
Cent CLO LP, 2014-21A, “A1”, FLR, 2.584% (U.S. LIBOR-3mo. + 1.21%), 7/27/2026 (n)		1,378,270	1,382,059
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 2.627% (U.S. LIBOR-1mo. + 1.15%), 3/15/2028 (n)		1,162,635	1,167,820
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.477% (U.S. LIBOR-1mo. + 1%), 6/15/2028 (z)		1,004,307	1,009,902

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
CPS Auto Trust, 2016-D, “B”, 2.11% 3/15/2021 (n)		$858,000	$853,976
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FLR, 2.459% (U.S. LIBOR-3mo. + 1.1%), 7/15/2025 (n)		1,571,740	1,582,553
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.519% (LIBOR-3mo. + 1.16%), 10/15/2026 (n)		2,040,000	2,050,561
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 3.003% (U.S. LIBOR-3mo. + 1.65%), 1/17/2026 (n)		1,991,841	1,996,777
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FLR, 1.877% (U.S. LIBOR-1mo. + 0.4%), 1/15/2020		3,710,000	3,710,508
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FLR, 2.517% (U.S. LIBOR-3mo. + 1.15%), 4/25/2025 (n)		1,434,196	1,441,608
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494% 1/15/2048		2,570,000	2,646,591
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53% 6/15/2050		659,762	680,954
Octagon Investment Partners XV, Ltd., CLO, FLR, 2.817% (U.S. LIBOR-3mo. + 1.45%), 10/25/2025 (n)		2,454,182	2,453,610
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54% 5/15/2048		2,271,943	2,346,779

			$24,130,721

Automotive – 0.6%
Delphi Automotive PLC, 1.5% 3/10/2025	EUR	575,000	$707,892
Ferrari N.V., 1.5% 3/16/2023	EUR	900,000	1,101,494
General Motors Financial Co., Inc., 4.35% 1/17/2027		$1,000,000	1,039,769
Lear Corp., 3.8% 9/15/2027		320,000	320,180
Valeo S.A., 1.625% 3/18/2026	EUR	300,000	376,020
Volkswagen International Finance N.V., 2.7% to 12/14/2022, FLR to 12/31/2099	EUR	400,000	494,325
Volkswagen Leasing GmbH, 1.375% 1/20/2025	EUR	610,000	740,499

			$4,780,179

Banks & Diversified Financials (Covered Bonds) – 0.1%
CaixaBank S.A., 1.125% 1/12/2023	EUR	500,000	$597,777

Broadcasting – 0.2%
ITV PLC, 2% 12/01/2023	EUR	230,000	$286,187
ProSiebenSat.1 Media AG, 2.625% 4/15/2021	EUR	715,000	903,066
RELX Finance B.V., 1% 3/22/2024	EUR	350,000	425,417

			$1,614,670

Issuer	Shares/Par		Value ($)
BONDS – continued
Brokerage & Asset Managers – 0.4%
E*TRADE Financial Corp., 2.95% 8/24/2022		$499,000	$494,722
Intercontinental Exchange, Inc., 2.75% 12/01/2020		506,000	510,832
Intercontinental Exchange, Inc., 3.75% 12/01/2025		831,000	871,976
TD Ameritrade Holding Corp., 2.95% 4/01/2022		676,000	684,016
TD Ameritrade Holding Corp., 3.3% 4/01/2027		741,000	747,522

			$3,309,068

Building – 0.3%
Imerys S.A., 1.5% 1/15/2027	EUR	400,000	$486,103
Martin Marietta Materials, Inc., 3.5% 12/15/2027		$446,000	442,536
Martin Marietta Materials, Inc., 4.25% 7/02/2024		367,000	385,958
Martin Marietta Materials, Inc., 3.45% 6/01/2027		339,000	334,064
Mohawk Industries, Inc., 2% 1/14/2022	EUR	475,000	601,620

			$2,250,281

Business Services – 0.3%
Cisco Systems, Inc., 2.2% 2/28/2021		$953,000	$949,889
Fidelity National Information Services, Inc., 3.875% 6/05/2024		179,000	186,811
Fidelity National Information Services, Inc., 5% 10/15/2025		108,000	119,325
Fidelity National Information Services, Inc., 3% 8/15/2026		758,000	732,456

			$1,988,481

Cable TV – 0.4%
Charter Communications Operating LLC, 6.384% 10/23/2035		$540,000	$632,873
Cox Communications, Inc., 3.25% 12/15/2022 (n)		498,000	498,911
NBCUniversal Enterprise, Inc., 1.974% 4/15/2019 (n)		886,000	884,343
Shaw Communications, Inc., 5.65% 10/01/2019	CAD	674,000	566,669
Sky PLC, 2.5% 9/15/2026	EUR	550,000	725,409

			$3,308,205

Chemicals – 0.3%
Air Liquide Finance Co., 2.25% 9/27/2023 (n)		$727,000	$703,751
LYB International Finance Co., 1.875% 3/02/2022	EUR	600,000	755,038
LyondellBasell Industries N.V., 5% 4/15/2019		$440,000	451,731

			$1,910,520

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Computer Software – 0.1%
Microsoft Corp., 4.1% 2/06/2037		$824,000	$919,321

Computer Software – Systems – 0.4%
Apple, Inc., 2.7% 5/13/2022		$1,582,000	$1,593,369
Apple, Inc., 4.5% 2/23/2036		900,000	1,030,942
Apple, Inc., 3.6% 7/31/2042	GBP	300,000	483,948
Apple, Inc., 4.25% 2/09/2047		$225,000	249,788

			$3,358,047

Conglomerates – 0.2%
Johnson Controls International PLC, 1.375% 2/25/2025	EUR	400,000	$489,338
Parker-Hannifin Corp., 4.1% 3/01/2047		$474,000	509,024
Smiths Group PLC, 2% 2/23/2027	EUR	500,000	620,909

			$1,619,271

Consumer Products – 0.3%
Essity AB, 1.625% 3/30/2027	EUR	600,000	$739,408
Reckitt Benckiser Treasury Services PLC, 3.625% 9/21/2023 (n)		$577,000	595,954
Reckitt Benckiser Treasury Services PLC, 3% 6/26/2027 (n)		872,000	851,367

			$2,186,729

Consumer Services – 0.6%
Alibaba Group Holding Ltd., 4% 12/06/2037		$200,000	$206,814
G4S International Finance PLC, 1.5% 1/09/2023	EUR	600,000	737,331
G4S International Finance PLC, 1.5% 6/02/2024	EUR	400,000	484,908
Priceline Group, Inc., 3.55% 3/15/2028		$356,000	352,529
Priceline Group, Inc., 2.15% 11/25/2022	EUR	310,000	398,844
Priceline Group, Inc., 1.8% 3/03/2027	EUR	950,000	1,159,318
Visa, Inc., 4.15% 12/14/2035		$585,000	649,045
Visa, Inc., 3.65% 9/15/2047		390,000	399,731

			$4,388,520

Containers – 0.1%
DS Smith PLC, 1.375% 7/26/2024	EUR	600,000	$722,408

Electronics – 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875% 1/15/2027 (n)		$471,000	$463,357
Tyco Electronics Group S.A., 2.375% 12/17/2018		778,000	779,745
Tyco Electronics Group S.A., 1.1% 3/01/2023	EUR	850,000	1,042,386

			$2,285,488

Emerging Market Quasi-Sovereign – 1.3%
BPRL International Singapore Private Ltd., 4.375% 1/18/2027		$2,116,000	$2,182,026
CNPC General Capital Ltd., 3.4% 4/16/2023 (n)		2,183,000	2,204,365

Issuer	Shares/Par		Value ($)
BONDS – continued
Emerging Market Quasi-Sovereign – continued
Office Cherifien des Phosphates S.A., 6.875% 4/25/2044 (n)		$1,570,000	$1,800,567
Pertamina, 6% 5/03/2042 (n)		2,084,000	2,365,861
State Grid Overseas Investment (2016) Ltd., 2.75% 5/04/2022 (n)		1,024,000	1,014,721

			$9,567,540

Emerging Market Sovereign – 0.4%
Republic of Hungary, 5.375% 2/21/2023		$1,972,000	$2,193,850
Republic of Indonesia, 2.875% 7/08/2021 (z)	EUR	500,000	652,322
Republic of Indonesia, 2.15% 7/18/2024 (z)	EUR	339,000	426,314

			$3,272,486

Energy – Independent – 0.3%
Tengizchevroil Finance Co. International Ltd., 4% 8/15/2026 (n)		$2,260,000	$2,265,650

Financial Institutions – 0.2%
AerCap Ireland Capital Co., 3.65% 7/21/2027		$973,000	$962,660
International Lease Finance Corp., 7.125% 9/01/2018 (n)		859,000	886,371

			$1,849,031

Food & Beverages – 0.8%
Anheuser-Busch InBev N.V., 1.5% 4/18/2030	EUR	400,000	$477,900
Anheuser-Busch InBev Worldwide, Inc., 3.75% 1/15/2022		$342,000	357,411
Anheuser-Busch InBev Worldwide, Inc., 3.3% 2/01/2023		1,130,000	1,156,162
Anheuser-Busch InBev Worldwide, Inc., 4.7% 2/01/2036		849,000	952,115
Asahi Group Holdings Ltd., 1.151% 9/19/2025	EUR	300,000	360,250
Coca-Cola Enterprises, Inc., 1.875% 3/18/2030	EUR	600,000	745,475
Fomento Economico Mexicano S.A.B. de C.V., 1.75% 3/20/2023	EUR	750,000	940,796
Kraft Heinz Foods Co., 5.2% 7/15/2045		$77,000	84,631
Kraft Heinz Foods Co., 4.375% 6/01/2046		230,000	227,622
Wm. Wrigley Jr. Co., 2.9% 10/21/2019 (n)		409,000	412,758

			$5,715,120

Food & Drug Stores – 0.2%
Walgreens Boots Alliance, Inc., 2.7% 11/18/2019		$1,164,000	$1,170,935

Gaming & Lodging – 0.1%
InterContinental Hotels Group PLC, 3.75% 8/14/2025	GBP	660,000	$972,641

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Insurance – 0.2%
American International Group, Inc., 1.875% 6/21/2027	EUR	270,000	$330,865
Bupa Finance PLC, 2% 4/05/2024	GBP	400,000	544,570
Hiscox Ltd., 6.125% to 11/24/2025, FLR to 11/24/2045	GBP	300,000	470,258
NN Group N.V., 4.625% to 4/08/2024, FLR to 4/08/2044	EUR	100,000	139,046

			$1,484,739

Insurance – Health – 0.1%
Aetna, Inc., 2.8% 6/15/2023		$850,000	$836,426

Insurance – Property & Casualty – 0.8%
Berkshire Hathaway, Inc., 2.75% 3/15/2023		$636,000	$640,064
Berkshire Hathaway, Inc., 4.5% 2/11/2043		400,000	460,549
Chubb Corp., FLR, 3.609% (LIBOR-3mo. + 2.25%), 3/29/2067		1,010,000	1,002,425
Chubb INA Holdings, Inc., 2.3% 11/03/2020		267,000	266,555
Liberty Mutual Group, Inc., 4.25% 6/15/2023		839,000	883,950
Liberty Mutual Group, Inc., 2.75% 5/04/2026 (z)	EUR	200,000	261,433
Liberty Mutual Group, Inc., 2.75% 5/04/2026	EUR	200,000	261,433
Marsh & McLennan Cos., Inc., 2.55% 10/15/2018		$505,000	506,829
Marsh & McLennan Cos., Inc., 4.35% 1/30/2047		359,000	397,282
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR to 5/24/2041	GBP	400,000	612,227
XLIT Ltd., 3.25% to 6/29/2027, FLR to 6/29/2047	EUR	610,000	738,257

			$6,031,004

International Market Quasi-Sovereign – 0.8%
Israel Electric Corp. Ltd., 5.625% 6/21/2018 (n)		$710,000	$718,875
Statoil A.S.A., 4.25% 11/23/2041		1,260,000	1,361,384
Statoil A.S.A., FLR, 1.705% (U.S. LIBOR-3mo. + 0.29%), 5/15/2018		759,000	759,131
Temasek Financial I Ltd., 2.375% 1/23/2023 (n)		2,880,000	2,843,017

			$5,682,407

International Market Sovereign – 17.9%
Commonwealth of Australia, 5.75% 5/15/2021	AUD	4,891,000	$4,255,075
Commonwealth of Australia, 2.75% 11/21/2027	AUD	2,175,000	1,713,246
Commonwealth of Australia, 3.75% 4/21/2037	AUD	368,000	314,019
Federal Republic of Germany, 1.75% 2/15/2024	EUR	3,378,000	4,491,903

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
Federal Republic of Germany, 2.5% 7/04/2044	EUR	1,032,000	$1,609,918
Government of Canada, 4.25% 6/01/2018	CAD	4,927,000	3,967,391
Government of Canada, 0.5% 3/01/2022	CAD	418,000	314,857
Government of Canada, 2.5% 6/01/2024	CAD	5,246,000	4,311,569
Government of Canada, 1.5% 6/01/2026	CAD	3,100,000	2,365,865
Government of Canada, 5.75% 6/01/2033	CAD	2,402,000	2,803,556
Government of Canada, 4% 6/01/2041	CAD	1,043,000	1,087,765
Government of Japan, 0.4% 9/20/2025	JPY	167,500,000	1,535,247
Government of Japan, 2.2% 9/20/2027	JPY	614,450,000	6,592,815
Government of Japan, 1.7% 9/20/2032	JPY	911,450,000	9,724,506
Government of Japan, 1.5% 3/20/2034	JPY	1,278,000,000	13,350,974
Government of Japan, 2.4% 3/20/2037	JPY	321,000,000	3,815,477
Government of Japan, 1.8% 3/20/2043	JPY	569,400,000	6,321,591
Government of Japan, 2% 3/20/2052	JPY	129,250,000	1,524,536
Kingdom of Belgium, 4.5% 3/28/2026	EUR	445,000	714,170
Kingdom of Belgium, 4% 3/28/2032	EUR	2,485,000	4,178,635
Kingdom of Denmark, 1.75% 11/15/2025	DKK	14,845,000	2,679,407
Kingdom of Spain, 5.4% 1/31/2023	EUR	1,285,000	1,926,391
Kingdom of Spain, 2.75% 10/31/2024	EUR	2,870,000	3,881,589
Kingdom of Spain, 5.15% 10/31/2028	EUR	1,212,000	1,947,924
Kingdom of Spain, 4.7% 7/30/2041	EUR	876,000	1,439,545
Kingdom of the Netherlands, 5.5% 1/15/2028	EUR	2,549,000	4,546,029
Republic of France, 4.75% 4/25/2035	EUR	1,905,000	3,550,425
Republic of France, 4.5% 4/25/2041	EUR	895,000	1,713,891
Republic of Ireland, 5.4% 3/13/2025	EUR	49,000	79,415
Republic of Italy, 3.75% 3/01/2021	EUR	6,685,000	8,900,045
Republic of Italy, 5.5% 9/01/2022	EUR	3,777,000	5,526,649
Republic of Italy, 2.5% 12/01/2024	EUR	10,966,000	14,102,286
United Kingdom Treasury, 4.25% 3/07/2036	GBP	1,913,000	3,630,373
United Kingdom Treasury, 3.25% 1/22/2044	GBP	3,072,000	5,401,502
United Kingdom Treasury, 3.75% 7/22/2052	GBP	799,000	1,660,983
United Kingdom Treasury, 4% 1/22/2060	GBP	344,000	804,059

			$136,783,628

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Local Authorities – 0.2%
Province of Alberta, 4.5% 12/01/2040	CAD	665,000	$660,620
Province of British Columbia, 2.3% 6/18/2026	CAD	965,000	754,988

			$1,415,608

Major Banks – 2.9%
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023 (z)		$745,000	$746,808
Bank of America Corp., 2.625% 4/19/2021		972,000	976,865
Bank of America Corp., 3.5% 4/19/2026		974,000	995,558
Bank of America Corp., 3.248% 10/21/2027		1,280,000	1,269,780
Barclays Bank PLC, 6% 1/14/2021	EUR	548,000	759,219
Barclays Bank PLC, 6.75% to 1/16/2018, FLR to 1/16/2023	GBP	350,000	473,680
Credit Agricole S.A., 7.375% 12/18/2023	GBP	300,000	522,911
Credit Suisse Group AG, 6.5% 8/08/2023 (n)		$1,265,000	1,415,535
Goldman Sachs Group, Inc., 2.625% 4/25/2021		530,000	529,581
Goldman Sachs Group, Inc., 5.75% 1/24/2022		1,486,000	1,647,538
HSBC Bank PLC, FLR, 2.055% (U.S. LIBOR-3mo. + 0.64%), 5/15/2018 (n)		1,833,000	1,836,034
HSBC Holdings PLC, 4.375% 11/23/2026		743,000	775,496
JPMorgan Chase & Co., 2.95% 10/01/2026		1,647,000	1,617,296
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR to 5/01/2028		745,000	757,703
Morgan Stanley, 2.2% 12/07/2018		751,000	751,855
Morgan Stanley, 2.5% 4/21/2021		650,000	648,849
Morgan Stanley, 5.5% 7/28/2021		850,000	929,670
Morgan Stanley, 0.051% 11/09/2021	EUR	300,000	360,698
Morgan Stanley, 2.625% 3/09/2027	GBP	350,000	482,590
Morgan Stanley, 3.95% 4/23/2027		$636,000	645,661
Nordea Bank AB, 1% to 9/07/2021, FLR to 9/07/2026	EUR	400,000	483,965
PNC Bank N.A., 2.6% 7/21/2020		$873,000	878,500
UBS Group Funding (Jersey) Ltd., 1.5% 11/30/2024	EUR	500,000	623,120
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR to 8/15/2023 (n)		$1,179,000	1,165,368
Wells Fargo & Co., 4.1% 6/03/2026		760,000	796,744

			$22,091,024

Medical & Health Technology & Services – 0.8%
Baxter International, Inc., 1.3% 5/30/2025	EUR	520,000	$631,221
Becton, Dickinson and Co., 3.734% 12/15/2024		$619,000	633,840

Issuer	Shares/Par		Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Laboratory Corp. of America Holdings, 3.2% 2/01/2022		$1,025,000	$1,044,910
Laboratory Corp. of America Holdings, 4.7% 2/01/2045		141,000	152,395
Life Technologies Corp., 6% 3/01/2020		411,000	439,862
Northwell Healthcare, Inc., 3.979% 11/01/2046		101,000	98,461
Northwell Healthcare, Inc., 4.26% 11/01/2047		754,000	770,344
Thermo Fisher Scientific, Inc., 3% 4/15/2023		910,000	915,479
Thermo Fisher Scientific, Inc., 2.95% 9/19/2026		394,000	382,747
Thermo Fisher Scientific, Inc., 3.2% 8/15/2027		800,000	792,677

			$5,861,936

Metals & Mining – 0.2%
Cameco Corp., 5.67% 9/02/2019	CAD	679,000	$559,600
Glencore Finance (Europe) S.A., 1.25% 3/17/2021	EUR	760,000	933,224

			$1,492,824

Midstream – 0.5%
APT Pipelines Ltd., 5% 3/23/2035 (n)		$705,000	$768,516
Enterprise Products Operating LLC, 1.65% 5/07/2018		1,250,000	1,248,330
ONEOK, Inc., 4.95% 7/13/2047		1,191,000	1,238,023
Sabine Pass Liquefaction LLC, 4.2% 3/15/2028		890,000	900,222

			$4,155,091

Mortgage-Backed – 6.7%
Fannie Mae, 5.286%, 6/01/2018		$108,914	$109,835
Fannie Mae, 3.746%, 7/01/2018		874,459	879,734
Fannie Mae, 4.57%, 5/01/2019		215,110	219,879
Fannie Mae, 4.6%, 9/01/2019		570,795	592,033
Fannie Mae, 4.45%, 10/01/2019		396,396	411,376
Fannie Mae, 5%, 12/01/2020 - 8/01/2040		2,751,667	2,986,473
Fannie Mae, 4.5%, 7/01/2023 - 2/01/2046		9,483,661	10,159,968
Fannie Mae, 4%, 3/01/2025 - 2/01/2041		4,788,800	5,033,760
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037		217,778	241,244
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		369,859	416,926
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		4,246,453	4,387,672
Freddie Mac, 2.699%, 5/25/2018		655,897	656,453
Freddie Mac, 2.323%, 10/25/2018		436,045	436,617
Freddie Mac, 5.085%, 3/25/2019		30,000	30,779
Freddie Mac, 4.186%, 8/25/2019		650,000	668,453
Freddie Mac, 2.757%, 5/25/2020		32,912	33,062

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.32%, 7/25/2020		$170,580	$172,032
Freddie Mac, 3.064%, 8/25/2024		2,767,003	2,833,797
Freddie Mac, 4%, 7/01/2025		174,580	182,730
Freddie Mac, 2.673%, 3/25/2026		2,800,000	2,776,385
Freddie Mac, 3.243%, 4/25/2027		2,270,000	2,338,116
Freddie Mac, 3.117%, 6/25/2027		1,036,027	1,056,585
Freddie Mac, 3.194%, 7/25/2027		2,520,000	2,585,899
Freddie Mac, 3.244%, 8/25/2027		2,367,000	2,436,774
Freddie Mac, 3.187%, 9/25/2027		1,222,000	1,252,242
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037		63,281	70,069
Freddie Mac, 5%, 10/01/2036 - 7/01/2041		1,030,896	1,127,009
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		1,756,616	1,874,484
Freddie Mac, 3.5%, 1/01/2047		1,679,038	1,727,653
Freddie Mac, 3.286%, 11/25/2050		1,303,000	1,346,985
Ginnie Mae, 5%, 5/15/2040		168,238	182,222
Ginnie Mae, 3.5%, 6/20/2043		1,447,597	1,505,628

			$50,732,874

Municipals – 0.0%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6% 7/01/2027		$55,000	$54,669
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5% 7/01/2022		245,000	243,422

			$298,091

Natural Gas – Distribution – 0.2%
GNL Quintero S.A., 4.634% 7/31/2029 (n)		$1,420,000	$1,478,575

Network & Telecom – 0.8%
AT&T, Inc., 4.9% 8/14/2037		$664,000	$673,282
AT&T, Inc., 4.25% 6/01/2043	GBP	300,000	438,910
AT&T, Inc., 4.75% 5/15/2046		$1,102,000	1,076,888
British Telecom PLC, 5.75% 12/07/2028	GBP	250,000	433,180
Deutsche Telekom International Finance B.V., 1.5% 4/03/2028	EUR	500,000	610,852
Empresa Nacional de Telecomunicaciones S.A., 4.75% 8/01/2026 (n)		$2,129,000	2,221,281
Verizon Communications, Inc., 4.812% 3/15/2039		591,000	617,848

			$6,072,241

Oil Services – 0.1%
Schlumberger Ltd., 2.65% 11/20/2022 (n)		$780,000	$776,263

Oils – 0.3%
Marathon Petroleum Corp., 3.4% 12/15/2020		$452,000	$461,817
Marathon Petroleum Corp., 3.625% 9/15/2024		500,000	509,807

Issuer	Shares/Par		Value ($)
BONDS – continued
Oils – continued
Neste Oyj, 1.5% 6/07/2024	EUR	400,000	$484,804
Phillips 66, 4.875% 11/15/2044		$795,000	909,793

			$2,366,221

Other Banks & Diversified Financials – 0.5%
Arion Banki, 2.5% 4/26/2019	EUR	126,000	$155,832
Bank of Iceland, 1.75% 9/07/2020	EUR	800,000	993,816
Belfius Bank S.A., 3.125% 5/11/2026	EUR	300,000	394,165
BPCE S.A., 4.5% 3/15/2025 (n)		$384,000	401,266
Citizens Bank N.A., 2.55% 5/13/2021		471,000	469,211
Deutsche Bank AG, 1.875% 2/28/2020	GBP	200,000	271,941
ING Groep N.V., 3.95% 3/29/2027		$658,000	685,786
Intesa Sanpaolo S.p.A., 5.25% 1/28/2022	GBP	450,000	688,414

			$4,060,431

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 2.3% 6/01/2021		$437,000	$426,515

Pharmaceuticals – 0.3%
Celgene Corp., 2.875% 8/15/2020		$1,479,000	$1,492,683
Gilead Sciences, Inc., 2.35% 2/01/2020		448,000	450,071

			$1,942,754

Pollution Control – 0.0%
Republic Services, Inc., 3.375% 11/15/2027		$187,000	$188,342

Real Estate – Apartment – 0.2%
Grand City Properties S.A., 1.375% 8/03/2026	EUR	700,000	$835,386
Vonovia SE, REIT, 2.125% 7/09/2022	EUR	550,000	705,933

			$1,541,319

Real Estate – Office – 0.2%
Merlin Properties SOCIMI S.A., REIT, 2.225% 4/25/2023	EUR	1,050,000	$1,327,398
Merlin Properties SOCIMI S.A., REIT, 1.875% 11/02/2026	EUR	350,000	419,267

			$1,746,665

Real Estate – Retail – 0.1%
Simon International Finance S.C.A., REIT, 1.375% 11/18/2022	EUR	400,000	$499,411

Retailers – 0.4%
Best Buy Co., Inc., 5.5% 3/15/2021		$1,107,000	$1,192,407
Home Depot, Inc., 2.625% 6/01/2022		695,000	698,791
Home Depot, Inc., 3% 4/01/2026		830,000	830,868
Kering S.A., 1.25% 5/10/2026	EUR	200,000	245,451

			$2,967,517

Specialty Chemicals – 0.1%
Ecolab, Inc., 2.625% 7/08/2025	EUR	325,000	$432,932

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Supermarkets – 0.1%
Esselunga S.p.A., 1.875% 10/25/2027	EUR	350,000	$427,485
Loblaw Cos. Ltd., 4.86% 9/12/2023	CAD	680,000	592,558

			$1,020,043

Supranational – 0.2%
International Bank for Reconstruction and Development, 2.8% 1/13/2021	AUD	420,000	$331,132
International Bank for Reconstruction and Development, 4.25% 6/24/2025	AUD	465,000	394,649
International Finance Corp., 3.25% 7/22/2019	AUD	675,000	535,726

			$1,261,507

Telecommunications – Wireless – 0.4%
American Tower Corp., REIT, 4.7% 3/15/2022		$327,000	$350,005
American Tower Corp., REIT, 3.5% 1/31/2023		812,000	830,153
Crown Castle International Corp., 2.25% 9/01/2021		1,072,000	1,053,805
Crown Castle International Corp., 3.7% 6/15/2026		425,000	424,598
SBA Tower Trust, 2.898% 10/15/2044 (n)		349,000	349,829

			$3,008,390

Telephone Services – 0.1%
Chorus Ltd. Co., 1.125% 10/18/2023	EUR	400,000	$483,021
TELUS Corp., 5.05% 7/23/2020	CAD	687,000	582,966

			$1,065,987

Tobacco – 0.3%
B.A.T. International Finance PLC, 0.875% 10/13/2023	EUR	500,000	$602,708
Imperial Brands Finance PLC, 1.375% 1/27/2025	EUR	300,000	364,379
Reynolds American, Inc., 8.125% 6/23/2019		$327,000	353,672
Reynolds American, Inc., 4.45% 6/12/2025		258,000	275,029
Reynolds American, Inc., 5.7% 8/15/2035		819,000	975,614

			$2,571,402

Transportation – Services – 0.5%
Autostrade per L’Italia S.p.A., 1.75% 6/26/2026	EUR	250,000	$310,484
Autrostrade per L’italia Group, 1.125% 11/04/2021	EUR	600,000	743,974
Brambles Finance PLC, 1.5% 10/04/2027	EUR	300,000	364,213
Compagnie Financial et Indus Unternehmensanleihe, 0.75% 9/09/2028	EUR	500,000	569,732
ERAC USA Finance LLC, 7% 10/15/2037 (n)		$574,000	767,071

Issuer	Shares/Par		Value ($)
BONDS – continued
Transportation – Services – continued
Heathrow Funding Ltd., 1.875% 7/12/2032	EUR	300,000	$369,056
Heathrow Funding Ltd., 4.625% 10/31/2046	GBP	225,000	394,229
Transurban Finance Co., 1.75% 3/29/2028	EUR	400,000	489,138

			$4,007,897

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 5.09% 10/01/2025		$7,203	$7,552
Small Business Administration, 5.21% 1/01/2026		248,367	262,326
Small Business Administration, 5.31% 5/01/2027		73,770	78,006
Small Business Administration, 2.22% 3/01/2033		1,449,777	1,420,972

			$1,768,856

U.S. Treasury Obligations – 3.6%
U.S. Treasury Bonds, 5.25% 2/15/2029		$783,000	$996,832
U.S. Treasury Bonds, 4.5% 2/15/2036 (f)		448,000	576,344
U.S. Treasury Bonds, 4.5% 8/15/2039 (f)		2,370,000	3,093,207
U.S. Treasury Bonds, 3.625% 2/15/2044 (f)		7,405,000	8,646,534
U.S. Treasury Notes, 1.75% 5/15/2022 (f)		7,069,000	6,954,612
U.S. Treasury Notes, 2% 11/30/2022		5,041,000	4,994,408
U.S. Treasury Notes, 1.5% 8/15/2026 (f)		2,663,000	2,476,900

			$27,738,837

Utilities – Electric Power – 1.9%
Duke Energy Corp., 2.65% 9/01/2026		$995,000	$953,108
Duke Energy Florida LLC, 3.2% 1/15/2027		842,000	852,199
EDP Finance B.V., 4.125% 1/20/2021	EUR	500,000	671,629
EDP Finance B.V., 2% 4/22/2025	EUR	300,000	380,231
Emera U.S. Finance LP, 2.7% 6/15/2021		$376,000	375,047
Emera U.S. Finance LP, 3.55% 6/15/2026		430,000	431,120
Enel Americas S.A., 4% 10/25/2026		1,891,000	1,919,876
Enel Finance International N.V., 5.625% 8/14/2024	GBP	200,000	328,820
Enel Finance International N.V., 4.75% 5/25/2047 (n)		$1,116,000	1,207,277
Engie Energia Chile S.A., 4.5% 1/29/2025 (n)		1,180,000	1,232,152
Exelon Corp., 3.497% 6/01/2022		406,000	413,704
Innogy Finance B.V., 4.75% 1/31/2034	GBP	300,000	499,056
NextEra Energy Capital Holdings, Inc., 3.55% 5/01/2027		$992,000	1,010,208

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
PPL Capital Funding, Inc., 3.1% 5/15/2026	$1,033,000	$1,010,763
PPL Capital Funding, Inc., 5% 3/15/2044	473,000	547,598
PPL WEM Holdings PLC, 5.375% 5/01/2021 (n)	280,000	300,058
Public Service Enterprise Group, 2% 11/15/2021	1,215,000	1,186,004
Virginia Electric & Power Co., 3.5% 3/15/2027	1,200,000	1,240,324

		$14,559,174

Total Bonds (Identified Cost, $391,519,013)		$405,266,954

CONVERTIBLE PREFERRED STOCKS – 0.1%
UTILITIES – ELECTRIC POWER – 0.1%
NextEra Energy, Inc., 6.123%	3,325	$186,865
NextEra Energy, Inc., 6.371%	4,136	287,783

Total Convertible Preferred Stocks (Identified Cost, $466,689)		$474,648

PREFERRED STOCKS – 0.3%
Automotive – 0.0%
Hyundai Motor Co. Ltd.	3,137	$298,887

Consumer Products – 0.3%
Henkel AG & Co. KGaA	17,662	$2,332,082

Total Preferred Stocks (Identified Cost, $1,175,177)		$2,630,969

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 9.4%
MONEY MARKET FUNDS – 9.4%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $71,781,093)	71,788,272	$71,781,093

Underlying/ Expiration Date/Exercise Price	Put/ Call	Counter- party	Notional Amount	Number of Contracts
PURCHASED OPTIONS – 0.0%
MARKET INDEX SECURITIES – 0.0%
Russell 2000 Index – March 2018 @ $1,200 (Identified Cost, $32,271)	Put	Goldman Sachs International	$19,193,875	125	$23,750

Issuer	Shares/Par
COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.3% (j) (Identified Cost, $765,000)	765,000	$765,000

OTHER ASSETS, LESS LIABILITIES – 0.7%		5,384,695

NET ASSETS – 100.0%		$762,551,623

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $71,781,093 and $685,385,835, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $46,534,155, representing 6.1% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bank of America Corp., 3.004% to 12/20/2022, FLR to 12/20/2023	3/25/10-12/15/17	$785,298	$746,808
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 2.477% (U.S. LIBOR-1mo. + 1%), 6/15/2028	6/14/16	1,004,306	1,009,902
Liberty Mutual Group, Inc., 2.75% 5/04/2026	4/26/16	224,356	261,433
Republic of Indonesia, 2.875% 7/08/2021	7/02/14	680,115	652,322
Republic of Indonesia, 2.15% 7/18/2024	7/11/17	387,940	426,314
Total Restricted Securities			$3,096,779
% of Net assets			0.4%

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Insurers
NATL	National Public Finance Guarantee Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	6,322,000	USD	4,774,657	JPMorgan Chase Bank N.A.	1/12/2018	$158,036
CAD	3,479,000	USD	2,745,425	Goldman Sachs International	1/12/2018	22,882
CAD	7,439,104	USD	5,802,412	JPMorgan Chase Bank N.A.	1/12/2018	117,025
CAD	1,183,431	USD	928,000	JPMorgan Chase Bank N.A.	2/12/2018	14,030
CAD	3,060,000	USD	2,378,534	Merrill Lynch International	1/12/2018	56,367
CHF	390,000	USD	396,020	JPMorgan Chase Bank N.A.	1/12/2018	4,427
CHF	529,437	USD	533,401	JPMorgan Chase Bank N.A.	2/12/2018	11,402
CZK	9,851,000	USD	452,898	Barclays Bank PLC	1/12/2018	9,968
EUR	2,239,542	USD	2,664,884	Brown Brothers Harriman	1/12/2018	23,654
EUR	10,380,065	USD	12,210,537	Deutsche Bank AG	1/12/2018	250,586
EUR	12,364,051	USD	14,657,006	Goldman Sachs International	1/12/2018	185,865
EUR	13,287,351	USD	15,739,000	Goldman Sachs International	2/12/2018	240,550
EUR	908,200	USD	1,055,883	JPMorgan Chase Bank N.A.	1/12/2018	34,398
EUR	6,093,000	USD	7,138,107	Merrill Lynch International	1/12/2018	176,454
EUR	6,001,208	USD	7,093,668	Morgan Stanley Capital Services, Inc.	1/19/2018	113,572

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
EUR	1,002,000	USD	1,185,116	UBS AG	1/12/2018	$17,772
GBP	401,467	USD	536,947	Brown Brothers Harriman	1/12/2018	5,247
GBP	1,094,103	USD	1,446,742	Goldman Sachs International	1/12/2018	30,876
GBP	396,278	USD	524,392	JPMorgan Chase Bank N.A.	1/12/2018	10,793
GBP	6,815,672	USD	9,147,000	JPMorgan Chase Bank N.A.	2/12/2018	66,992
ILS	2,860,000	USD	821,069	Barclays Bank PLC	1/12/2018	1,130
INR	148,834,000	USD	2,316,122	JPMorgan Chase Bank N.A.	1/29/2018	9,032
INR	313,924,000	USD	4,835,030	JPMorgan Chase Bank N.A.	1/30/2018	68,721
INR	153,886,000	USD	2,389,534	JPMorgan Chase Bank N.A.	2/22/2018	7,267
KRW	3,238,553,000	USD	2,893,735	JPMorgan Chase Bank N.A.	1/23/2018	132,596
NOK	8,859,000	USD	1,071,364	Goldman Sachs International	1/12/2018	7,913
NOK	9,507,000	USD	1,149,763	JPMorgan Chase Bank N.A.	1/12/2018	8,458
NOK	21,029,000	USD	2,542,574	Merrill Lynch International	1/12/2018	19,353
NZD	744,028	USD	525,696	Goldman Sachs International	1/12/2018	1,545
PLN	4,992,931	USD	1,374,065	Barclays Bank PLC	1/12/2018	60,300
RUB	31,226,000	USD	526,452	JPMorgan Chase Bank N.A.	2/6/2018	13,769
SEK	17,644,504	USD	2,125,089	Goldman Sachs International	2/12/2018	30,950
SGD	1,438,000	USD	1,062,439	Morgan Stanley Capital Services, Inc.	1/12/2018	12,910
THB	56,941,650	USD	1,723,937	JPMorgan Chase Bank N.A.	1/16/2018	25,375
USD	9,754,796	CAD	12,181,886	Citibank N.A.	1/12/2018	61,437
USD	259,808	JPY	29,111,000	Citibank N.A.	1/12/2018	1,354
USD	1,334,686	JPY	150,000,000	Deutsche Bank AG	1/12/2018	2,951
USD	1,373,247	NOK	10,884,000	Deutsche Bank AG	1/12/2018	47,268
USD	247,742	CAD	309,000	Goldman Sachs International	1/12/2018	1,865
USD	481,099	CHF	467,000	Goldman Sachs International	1/12/2018	1,590
USD	8,315,738	NOK	66,227,000	JPMorgan Chase Bank N.A.	1/12/2018	247,416
USD	9,752,843	CAD	12,181,886	Merrill Lynch International	1/12/2018	59,484
ZAR	18,564,135	USD	1,338,367	Goldman Sachs International	1/12/2018	159,981

						$2,533,561

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
CHF	3,104,000	USD	3,206,241	Morgan Stanley Capital Services, Inc.	1/12/2018	$(19,094)
JPY	4,088,049,488	USD	36,615,847	Goldman Sachs International	1/12/2018	(321,183)
JPY	38,476,194	USD	342,201	JPMorgan Chase Bank N.A.	1/12/2018	(600)
JPY	892,773,308	USD	7,986,000	JPMorgan Chase Bank N.A.	2/15/2018	(46,706)
MXN	34,324,081	USD	1,806,084	Deutsche Bank AG	1/12/2018	(63,350)
NOK	99,958,946	USD	12,274,828	Goldman Sachs International	2/12/2018	(86,771)
NOK	187,065,089	USD	22,968,554	JPMorgan Chase Bank N.A.	2/12/2018	(159,590)
NOK	83,277,284	USD	10,514,237	Morgan Stanley Capital Services, Inc.	1/12/2018	(368,707)
SEK	19,666,522	USD	2,451,081	Deutsche Bank AG	1/12/2018	(52,363)
USD	2,487,093	EUR	2,100,000	BNP Paribas S.A.	1/12/2018	(33,928)
USD	710,044	JPY	80,119,000	BNP Paribas S.A.	1/12/2018	(1,272)
USD	2,385,364	CAD	3,029,802	Citibank N.A.	1/12/2018	(25,506)
USD	133,523	CHF	133,000	Citibank N.A.	1/12/2018	(3,040)
USD	1,017,462	DKK	6,373,569	Citibank N.A.	1/12/2018	(10,330)
USD	1,584,794	EUR	1,339,734	Citibank N.A.	1/12/2018	(23,538)
USD	249,562	SEK	2,085,000	Citibank N.A.	1/12/2018	(4,745)
USD	5,936,778	AUD	7,630,348	Deutsche Bank AG	1/12/2018	(16,744)
USD	94,837	CAD	122,000	Deutsche Bank AG	1/12/2018	(2,241)
USD	5,370,161	EUR	4,604,914	Deutsche Bank AG	1/12/2018	(157,974)
USD	93,102	GBP	70,000	Deutsche Bank AG	1/12/2018	(1,435)
USD	4,306,614	EUR	3,621,403	Goldman Sachs International	1/12/2018	(40,830)
USD	639,488	GBP	476,919	Goldman Sachs International	1/12/2018	(4,605)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
USD	661,114	JPY	75,000,000	Goldman Sachs International	1/12/2018	$(4,754)
USD	1,401,834	ZAR	19,000,000	Goldman Sachs International	1/12/2018	(131,694)
USD	93,768,073	EUR	80,091,627	Goldman Sachs International	2/12/2018	(2,551,216)
USD	26,809,336	NZD	38,693,869	Goldman Sachs International	2/12/2018	(599,277)
USD	8,439,000	SEK	70,738,061	Goldman Sachs International	2/12/2018	(204,709)
USD	12,329,509	EUR	10,550,413	JPMorgan Chase Bank N.A.	1/12/2018	(336,115)
USD	989,635	GBP	750,000	JPMorgan Chase Bank N.A.	1/12/2018	(23,262)
USD	4,948,642	KRW	5,538,321,930	JPMorgan Chase Bank N.A.	1/23/2018	(226,755)
USD	4,721,026	INR	306,371,000	JPMorgan Chase Bank N.A.	1/30/2018	(64,741)
USD	6,820,125	AUD	8,885,380	JPMorgan Chase Bank N.A.	2/12/2018	(112,652)
USD	6,381,689	CAD	8,114,184	JPMorgan Chase Bank N.A.	2/12/2018	(77,330)
USD	41,191,970	CHF	40,832,781	JPMorgan Chase Bank N.A.	2/12/2018	(825,926)
USD	1,652,167	DKK	10,498,333	JPMorgan Chase Bank N.A.	2/12/2018	(43,930)
USD	38,047,982	EUR	32,496,728	JPMorgan Chase Bank N.A.	2/12/2018	(1,033,029)
USD	14,319,364	GBP	10,868,785	JPMorgan Chase Bank N.A.	2/12/2018	(373,964)
USD	713,207	ILS	2,517,156	JPMorgan Chase Bank N.A.	2/12/2018	(11,260)
USD	16,013,000	NOK	132,141,726	JPMorgan Chase Bank N.A.	2/12/2018	(99,123)
USD	912,105	SGD	1,238,213	JPMorgan Chase Bank N.A.	2/12/2018	(14,256)
USD	51,152,985	JPY	5,770,312,442	JPMorgan Chase Bank N.A.	2/15/2018	(161,504)
USD	997,798	EUR	838,000	UBS AG	1/12/2018	(8,209)

						$(8,348,258)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index	Short	EUR	148	$19,338,211	January - 2018	$136,184
BIST 30 Index	Long	TRY	6,572	25,174,895	February - 2018	669,389
DAX Index	Short	EUR	2	770,433	March - 2018	18,371
Hang Seng Index	Long	HKD	144	27,598,840	January - 2018	396,978
Mexican Bolsa Index	Long	MXN	371	9,446,089	March - 2018	348,499
MSCI Singapore Index	Long	SGD	899	26,087,099	January - 2018	104,106
MSCI Taiwan Index	Long	USD	423	16,623,900	January - 2018	308,790
OMX Index	Short	SEK	818	15,698,169	January - 2018	476,529
S&P 500 Index	Long	USD	30	4,014,000	March - 2018	50,542
S&P/ASX 200 Index	Short	AUD	40	4,697,107	March - 2018	1,436
Topix Index	Long	JPY	65	10,481,917	March - 2018	99,166

						$2,609,990

Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	499	$53,504,551	March - 2018	$722,045
Japan Government Bond 10 yr	Short	JPY	1	1,338,185	March - 2018	697
U.S. Treasury Note 10 yr	Short	USD	469	58,177,984	March - 2018	435,845
U.S. Treasury Ultra 10 yr	Short	USD	39	5,208,938	March - 2018	16,921

						$1,175,508

						$3,785,498

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
CAC 40 Index	Long	EUR	182	$11,577,657	January - 2018	$(174,544)
FTSE 100 Index	Short	GBP	38	3,917,333	March - 2018	(124,634)
FTSE JSE Index	Short	ZAR	345	14,827,262	March - 2018	(384,247)
FTSE/MIB Index	Long	EUR	200	26,105,121	March - 2018	(1,060,247)
Hang Seng China Enterprises Index	Short	HKD	208	15,614,276	January - 2018	(121,134)
IBEX Index	Long	EUR	13	1,563,048	January - 2018	(34,487)
IBOV Index	Short	BRL	293	6,787,555	February - 2018	(257,217)
KOSPI 200 Index	Short	KRW	37	2,818,072	March - 2018	(27,649)
Nifty Index	Short	USD	862	18,202,854	January - 2018	(76,140)
Russell 2000 Index	Short	USD	183	14,058,975	March - 2018	(117,149)
S&P/TSX 60 Index	Short	CAD	168	25,591,599	March - 2018	(205,683)

						$(2,583,131)

Interest Rate Futures
Australian Treasury Bond 10 yr	Long	AUD	557	$56,131,961	March - 2018	$(479,668)
German Euro Bund 10 yr	Long	EUR	152	29,486,728	March - 2018	(295,816)
Long Gilt 10 yr	Short	GBP	52	8,787,214	March - 2018	(59,105)

						$(834,589)

						$(3,417,720)

At December 31, 2017, the fund had cash collateral of $6,738,824 and other liquid securities with an aggregate value of $18,280,014 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $749,356 of securities on loan (identified cost, $569,213,171)	$685,385,835
Investments in affiliated issuers, at value (identified cost, $71,781,093)	71,781,093
Cash	50,237
Foreign currency, at value (identified cost, $6,236)	6,264
Restricted cash for
Forward foreign currency exchange contracts	5,712,000
Deposits with brokers for
Futures contracts	1,013,877
Uncleared derivatives	12,947
Receivables for
Forward foreign currency exchange contracts	2,533,561
Daily variation margin on open futures contracts	78,194
Investments sold	2,403,751
Fund shares sold	54,657
Interest and dividends	4,004,853
Other assets	4,766
Total assets	$773,042,035
Liabilities
Payables for
Forward foreign currency exchange contracts	$8,348,258
Investments purchased	51,962
Fund shares reacquired	998,098
Collateral for securities loaned, at value	765,000
Payable to affiliates
Investment adviser	59,420
Shareholder servicing costs	176
Distribution and/or service fees	19,360
Payable for independent Trustees’ compensation	28
Deferred country tax expense payable	71,682
Accrued expenses and other liabilities	176,428
Total liabilities	$10,490,412
Net assets	$762,551,623
Net assets consist of
Paid-in capital	$627,410,947
Unrealized appreciation (depreciation) (net of $71,682 deferred country tax)	110,731,762
Accumulated net realized gain (loss)	23,705,987
Undistributed net investment income	702,927
Net assets	$762,551,623
Shares of beneficial interest outstanding	48,084,094

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$56,095,889	3,481,419	$16.11
Service Class	706,455,734	44,602,675	15.84

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$11,022,252
Dividends	7,860,379
Dividends from affiliated issuers	654,594
Income on securities loaned	18,417
Foreign taxes withheld	(398,805)
Total investment income	$19,156,837
Expenses
Management fee	$5,522,240
Distribution and/or service fees	1,818,158
Shareholder servicing costs	19,077
Administrative services fee	133,621
Independent Trustees’ compensation	15,568
Custodian fee	122,007
Shareholder communications	62,645
Audit and tax fees	87,284
Legal fees	10,673
Miscellaneous	378,520
Total expenses	$8,169,793
Reduction of expenses by investment adviser	(62,737)
Net expenses	$8,107,056
Net investment income (loss)	$11,049,781
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $7,001 country tax)	$22,226,251
Affiliated issuers	(7,780)
Futures contracts	10,124,801
Swap agreements	259,302
Forward foreign currency exchange contracts	(8,409,963)
Foreign currency	524,669
Net realized gain (loss)	$24,717,280
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $53,681 increase in deferred country tax)	$49,643,512
Affiliated issuers	(348)
Futures contracts	1,828,506
Swap agreements	(102,280)
Forward foreign currency exchange contracts	(7,662,345)
Translation of assets and liabilities in foreign currencies	(252,329)
Net unrealized gain (loss)	$43,454,716
Net realized and unrealized gain (loss)	$68,171,996
Change in net assets from operations	$79,221,777

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$11,049,781	$13,652,018
Net realized gain (loss)	24,717,280	10,717,476
Net unrealized gain (loss)	43,454,716	24,948,512
Change in net assets from operations	$79,221,777	$49,318,006
Distributions declared to shareholders
From net investment income	$(22,895,168)	$—
From net realized gain	(1,880,256)	(44,278,276)
Total distributions declared to shareholders	$(24,775,424)	$(44,278,276)
Change in net assets from fund share transactions	$(83,723,186)	$(50,184,585)
Total change in net assets	$(29,276,833)	$(45,144,855)
Net assets
At beginning of period	791,828,456	836,973,311
At end of period (including undistributed net investment income of $702,927 and $17,885,990, respectively)	$762,551,623	$791,828,456

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.04	$14.92		$16.43	$16.20	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.29	(c)	$0.29	$0.37	$0.32
Net realized and unrealized gain (loss)	1.36	0.67		(0.66)	0.36	1.02
Total from investment operations	$1.62	$0.96		$(0.37)	$0.73	$1.34
Less distributions declared to shareholders
From net investment income	$(0.51)	$—		$(0.87)	$(0.48)	$(0.41)
From net realized gain	(0.04)	(0.84)		(0.27)	(0.02)	—
Total distributions declared to shareholders	$(0.55)	$(0.84)		$(1.14)	$(0.50)	$(0.41)
Net asset value, end of period (x)	$16.11	$15.04		$14.92	$16.43	$16.20
Total return (%) (k)(r)(s)(x)	10.83	6.24	(c)	(2.23)	4.46	8.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.79	(c)	0.76	0.76	0.75
Expenses after expense reductions (f)	0.80	0.78	(c)	0.75	0.75	0.75
Net investment income (loss)	1.64	1.88	(c)	1.80	2.23	2.04
Portfolio turnover	35	38		57	32	65
Net assets at end of period (000 omitted)	$56,096	$58,053		$63,253	$76,670	$75,559

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$14.79	$14.72		$16.22	$15.99	$15.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.25	(c)	$0.25	$0.33	$0.28
Net realized and unrealized gain (loss)	1.34	0.66		(0.66)	0.35	0.99
Total from investment operations	$1.56	$0.91		$(0.41)	$0.68	$1.27
Less distributions declared to shareholders
From net investment income	$(0.47)	$—		$(0.82)	$(0.43)	$(0.37)
From net realized gain	(0.04)	(0.84)		(0.27)	(0.02)	—
Total distributions declared to shareholders	$(0.51)	$(0.84)		$(1.09)	$(0.45)	$(0.37)
Net asset value, end of period (x)	$15.84	$14.79		$14.72	$16.22	$15.99
Total return (%) (k)(r)(s)(x)	10.58	5.98	(c)	(2.49)	4.25	8.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.04	(c)	1.01	1.01	1.00
Expenses after expense reductions (f)	1.05	1.03	(c)	1.00	1.00	1.00
Net investment income (loss)	1.39	1.63	(c)	1.55	2.00	1.79
Portfolio turnover	35	38		57	32	65
Net assets at end of period (000 omitted)	$706,456	$733,775		$773,721	$912,616	$995,404

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$147,312,923	$—	$—	$147,312,923
Switzerland	21,907,615	—	—	21,907,615
United Kingdom	6,670,846	15,108,902	—	21,779,748
Japan	20,782,867	—	—	20,782,867
France	12,556,387	—	—	12,556,387
Canada	9,319,480	—	—	9,319,480
Germany	—	9,087,667	—	9,087,667
Taiwan	6,852,974	—	—	6,852,974
Netherlands	6,142,183	—	—	6,142,183
Other Countries	22,070,090	1,541,945	—	23,612,035
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	29,507,693	—	29,507,693
Non-U.S. Sovereign Debt	—	156,567,568	—	156,567,568
Municipal Bonds	—	298,091	—	298,091
U.S. Corporate Bonds	—	84,431,161	—	84,431,161
Residential Mortgage-Backed Securities	—	50,732,874	—	50,732,874
Commercial Mortgage-Backed Securities	—	5,674,324	—	5,674,324
Asset-Backed Securities (including CDOs)	—	18,456,398	—	18,456,398
Foreign Bonds	—	59,598,847	—	59,598,847
Mutual Funds	72,546,093	—	—	72,546,093
Total	$326,161,458	$431,005,470	$—	$757,166,928

Other Financial Instruments
Futures Contracts – Assets	$3,785,498	$—	$—	$3,785,498
Futures Contracts – Liabilities	(3,417,720)	—	—	(3,417,720)
Forward Foreign Currency Exchange Contracts – Assets	—	2,533,561	—	2,533,561
Forward Foreign Currency Exchange Contracts – Liabilities	—	(8,348,258)	—	(8,348,258)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $6,041,486 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $52,366,127 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,175,508	$(834,589)
Foreign Exchange	Forward Foreign Currency Exchange	2,533,561	(8,348,258)
Equity	Equity Futures	2,609,990	(2,583,131)
Equity	Purchased Equity Options	23,750	—
Total		$6,342,809	$(11,765,978)

(a)	The value of purchased options outstanding is included in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(425,957)	$259,302	$—	$(65,268)
Foreign Exchange	—	—	(8,409,963)	—
Equity	10,550,758	—	—	37,176
Total	$10,124,801	$259,302	$(8,409,963)	$(28,092)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,139,951	$(102,280)	$—	$(1,596)
Foreign Exchange	—	—	(7,662,345)	—
Equity	(311,445)	—	—	—
Total	$1,828,506	$(102,280)	$(7,662,345)	$(1,596)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$78,194	$—
Forward Foreign Currency Exchange Contracts	2,533,561	(8,348,258)
Purchased Options	23,750	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$2,635,505	$(8,348,258)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	119,716	(8,209)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,515,789	$(8,340,049)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$71,398	$—	$—	$—	$71,398
Brown Brothers Harriman	28,901	—	—	—	28,901
Citibank N.A.	62,791	(62,791)	—	—	—
Deutsche Bank AG	300,805	(294,107)	—	—	6,698
Goldman Sachs International	684,017	(684,017)	—	—	—
JPMorgan Chase Bank N.A.	929,737	(929,737)	—	—	—
Merrill Lynch International	311,658	—	—	(260,000)	51,658
Morgan Stanley Capital Services, Inc.	126,482	(126,482)	—	—	—
Total	$2,515,789	$(2,097,134)	$—	$(260,000)	$158,655
The following table presents (by counterparty ) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
BNP Paribas	$(35,200)	$—	$—	$—	$(35,200)
Citibank N.A.	(67,159)	62,791	—	—	(4,368)
Deutsche Bank AG	(294,107)	294,107	—	—	—
Goldman Sachs International	(3,945,039)	684,017	—	3,030,000	(231,022)
JPMorgan Chase Bank N.A.	(3,610,743)	929,737	—	2,232,000	(449,006)
Morgan Stanley Capital Services, Inc.	(387,801)	126,482	—	261,319	—
Total	$(8,340,049)	$2,097,134	$—	$5,523,319	$(719,596)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $749,356. The fair value of the fund’s investment securities on loan and a related liability of $765,000 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$22,895,168	$—
Long-term capital gains	1,880,256	44,278,276
Total distributions	$24,775,424	$44,278,276

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$650,536,468
Gross appreciation	109,849,246
Gross depreciation	(8,665,705)
Net unrealized appreciation (depreciation)	$101,183,541
Undistributed ordinary income	16,032,244
Undistributed long-term capital gain	17,918,874
Other temporary differences	6,017

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,774,948	$—	$134,500	$3,200,005
Service Class	21,120,220	—	1,745,756	41,078,271
Total	$22,895,168	$—	$1,880,256	$44,278,276

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2017 to April 27, 2017 the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million	0.675%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement terminated on April 27, 2017. For the period January 1, 2017 to April 27, 2017, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective April 28, 2017, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $62,737, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $18,310, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $767.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $1,398 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $481,153 and $3,122,374, respectively. The sales transactions resulted in net realized gains (losses) of $(5,899).

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$39,225,107	$43,172,068
Non-U.S. Government securities	$210,044,946	$303,064,846

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	284,704	$4,549,890	145,928	$2,264,285
Service Class	760,671	11,756,151	1,469,776	22,295,848
	1,045,375	$16,306,041	1,615,704	$24,560,133
Shares issued to shareholders in reinvestment of distributions
Initial Class	120,394	$1,909,448	204,997	$3,200,005
Service Class	1,465,768	22,865,976	2,674,367	41,078,271
	1,586,162	$24,775,424	2,879,364	$44,278,276
Shares reacquired
Initial Class	(782,642)	$(12,462,762)	(731,005)	$(11,227,969)
Service Class	(7,223,234)	(112,341,889)	(7,097,065)	(107,795,025)
	(8,005,876)	$(124,804,651)	(7,828,070)	$(119,022,994)
Net change
Initial Class	(377,544)	$(6,003,424)	(380,080)	$(5,763,679)
Service Class	(4,996,795)	(77,719,762)	(2,952,922)	(44,420,906)
	(5,374,339)	$(83,723,186)	(3,333,002)	$(50,184,585)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $5,273 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		67,748,319	226,487,934	(222,447,981)	71,788,272

Affilated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(7,780)	$(348)	$—	$654,594	$71,781,093

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)

Nevin Chitkara

Pablo De La Mata

Pilar Gomez-Bravo

Steven Gorham

Richard Hawkins

Vipin Narula

Ben Nastou

Robert Persons

Jonathan Sage

Natalie Shapiro

Robert Spector

Benjamin Stone

Erik Weisman

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,069,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 16.95% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2017

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	50.3%
U.S. Treasury Securities	30.2%
U.S. Government Agencies	6.8%
Investment Grade Corporates	3.0%
Collateralized Debt Obligations	2.4%
Municipal Bonds	1.9%
Commercial Mortgage-Backed Securities	1.7%
Non-U.S. Government Bonds	0.3%
Emerging Markets Bonds	0.2%
Asset-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	1.4%
A	1.9%
BBB	1.7%
U.S. Government	27.0%
Federal Agencies	57.1%
Not Rated	3.3%
Cash & Cash Equivalents	6.3%
Other	(3.3)%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	7.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 2.22%, while Service Class shares of the fund provided a total return of 2.03%. These compare with a return of 2.37% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

During the reporting period, the fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index. However, there were no individual factors that materially detracted from the fund’s relative performance.

Conversely, the fund’s lesser exposure to the treasury sector, and greater exposure to the commercial mortgage-backed securities (CMBS) sector, contributed to relative performance. Security selection within both the treasury and mortgage-backed securities (MBS) agency fixed rate sectors additionally benefited relative returns.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	2.22%	1.17%	3.32%
Service Class	8/24/01	2.03%	0.92%	3.06%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		2.37%	1.59%	3.51%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.60%	$1,000.00	$1,006.15	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,004.89	$4.30
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 93.2%
Agency – Other – 3.2%
Financing Corp., 9.4% 2/08/2018	$6,495,000	$6,551,403
Financing Corp., 9.8% 4/06/2018	7,760,000	7,923,829
Financing Corp., 10.35% 8/03/2018	3,915,000	4,111,905

		$18,587,137

Asset-Backed & Securitized – 4.3%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 2.519% (U.S. LIBOR-3mo. + 1.16%), 7/15/2026 (n)	$2,277,000	$2,292,684
ALM Loan Funding CLO, 2014-14A, “A1R”, FLR, 2.528% (U.S. LIBOR-3mo. + 1.15%), 7/28/2026 (n)	1,553,038	1,553,038
Atrium CDO Corp., 2011-A, “A1R”, FLR, 2.502% (U.S. LIBOR-3mo. + 1.14%), 10/23/2025 (n)	2,306,000	2,305,769
Cent CLO LP, 2014-21A, “A1”, FLR, 2.584% (U.S. LIBOR-3mo. + 1.21%), 7/27/2026 (n)	2,454,095	2,460,842
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35% 2/10/2048	1,536,000	1,563,162
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51% 9/10/2050	1,414,455	1,458,423
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504% 6/15/2057	144,366	147,829
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.519% (U.S. LIBOR-3mo. + 1.16%), 10/15/2026 (n)	1,537,212	1,545,170
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FLR, 2.077% (U.S. LIBOR-1mo. + 0.6%), 8/15/2020	960,000	962,580
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382% 5/10/2050	1,965,000	2,013,054
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536% 11/15/2052	415,862	428,837
TICP CLO Ltd., FLR, 2.542% (U.S. LIBOR-3mo. + 1.18%), 1/20/2027 (n)	2,261,352	2,270,777
UBS Commercial Mortgage Trust 2017-C1, “A4”, 3.544% 11/15/2050	968,000	994,822
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54% 5/15/2048	1,937,516	2,001,336
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148% 5/15/2048	918,829	926,987
West CLO Ltd. 2013-1A, “A1AR”, FLR, 2.551% (U.S. LIBOR-3mo. + 1.16%), 11/07/2025 (n)	1,522,000	1,526,298

		$24,451,608

Automotive – 0.4%
Ford Motor Credit Co. LLC, 2.551% 10/05/2018	$1,014,000	$1,016,940
Hyundai Capital America, 2% 3/19/2018 (n)	1,115,000	1,114,649

Issuer	Shares/Par	Value ($)
BONDS – continued
Automotive – continued
Hyundai Capital America, 2.4% 10/30/2018 (n)	$222,000	$221,784

		$2,353,373

Business Services – 0.2%
Cisco Systems, Inc., 2.6% 2/28/2023	$1,271,000	$1,273,241

Chemicals – 0.3%
Sherwin Williams Co., 2.75% 6/01/2022	$1,673,000	$1,666,295

Computer Software – 0.1%
Microsoft Corp., 3.125% 11/03/2025	$541,000	$552,193

Computer Software – Systems – 0.3%
Apple, Inc., 3.25% 2/23/2026	$1,696,000	$1,730,435

Consumer Products – 0.5%
Newell Rubbermaid, Inc., 3.15% 4/01/2021	$1,293,000	$1,307,346
Reckitt Benckiser Treasury Services PLC, 2.75% 6/26/2024 (n)	1,311,000	1,282,301

		$2,589,647

Local Authorities – 1.0%
Philadelphia, PA, School District Rev., “A”, AGM, 5.995% 9/01/2030	$960,000	$1,112,266
State of California (Build America Bonds), 7.6% 11/01/2040	1,935,000	3,090,060
University of California Rev. (Build America Bonds), 5.77% 5/15/2043	1,345,000	1,759,206

		$5,961,532

Major Banks – 0.1%
UBS Group Funding (Switzerland) AG, 3.491% 5/23/2023 (n)	$565,000	$573,920

Mortgage-Backed – 50.1%
Fannie Mae, 2.28%, 11/01/2026	$266,907	$256,766
Fannie Mae, 3.8%, 2/01/2018	589,168	588,520
Fannie Mae, 5%, 2/01/2018 - 3/01/2041	6,740,983	7,286,730
Fannie Mae, 5.5%, 2/01/2018 - 3/01/2038	8,973,333	9,928,019
Fannie Mae, 3.99%, 4/01/2018	600,000	599,365
Fannie Mae, 3.766%, 6/01/2018	233,404	233,742
Fannie Mae, 5.6%, 1/01/2019	377,701	388,327
Fannie Mae, 5.1%, 3/01/2019	174,475	177,817
Fannie Mae, 4.5%, 6/01/2019 - 6/01/2044	18,781,908	20,106,343
Fannie Mae, 4.783%, 8/01/2019	1,370,732	1,423,366
Fannie Mae, 5.05%, 8/01/2019	295,511	307,361
Fannie Mae, 4.67%, 9/01/2019	503,041	523,231
Fannie Mae, 1.99%, 10/01/2019	938,124	936,960
Fannie Mae, 4.88%, 3/01/2020	163,791	168,119
Fannie Mae, 4.14%, 8/01/2020	421,322	439,252
Fannie Mae, 6%, 2/01/2021 - 7/01/2037	1,078,368	1,211,602
Fannie Mae, 2.56%, 10/01/2021	231,573	230,325
Fannie Mae, 2.67%, 3/01/2022	446,564	450,215
Fannie Mae, 2.152%, 1/25/2023	1,600,000	1,572,652
Fannie Mae, 2.73%, 4/01/2023	503,862	509,785

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 2.41%, 5/01/2023	$635,854	$633,722
Fannie Mae, 2.55%, 5/01/2023	547,409	549,205
Fannie Mae, 2.59%, 5/01/2023	348,703	350,505
Fannie Mae, 4.5%, 5/01/2025	105,180	109,994
Fannie Mae, 2.597%, 12/25/2026	1,032,000	1,010,835
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	920,423	1,038,936
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	14,011,177	14,153,980
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	40,570,458	42,656,215
Fannie Mae, 3.5%, 1/01/2042 - 1/01/2047	27,119,883	27,935,517
Fannie Mae, 2%, 5/25/2044	987,719	969,221
Fannie Mae, FLR, 1.902%, (U.S. LIBOR-1mo. + 0.35%) 5/25/2018	192,653	192,318
Freddie Mac, 3.154%, 2/25/2018	1,226,847	1,225,964
Freddie Mac, 5%, 9/01/2018 - 6/01/2040	1,307,472	1,411,603
Freddie Mac, 2.22%, 12/25/2018	1,500,000	1,501,668
Freddie Mac, 2.086%, 3/25/2019	1,800,000	1,800,153
Freddie Mac, 1.883%, 5/25/2019	3,750,000	3,742,107
Freddie Mac, 6%, 8/01/2019 - 10/01/2038	2,985,342	3,353,301
Freddie Mac, 2.456%, 8/25/2019	1,862,000	1,868,924
Freddie Mac, 4.186%, 8/25/2019	814,000	837,109
Freddie Mac, 1.869%, 11/25/2019	2,947,836	2,935,482
Freddie Mac, 4.251%, 1/25/2020	1,449,000	1,500,723
Freddie Mac, 2.313%, 3/25/2020	1,511,000	1,511,767
Freddie Mac, 4.224%, 3/25/2020	1,911,350	1,979,171
Freddie Mac, 3.808%, 8/25/2020	999,000	1,034,574
Freddie Mac, 3.034%, 10/25/2020	1,327,000	1,350,297
Freddie Mac, 2.455%, 3/25/2022	1,230,000	1,227,958
Freddie Mac, 5.5%, 5/01/2022 - 6/01/2041	2,181,755	2,417,811
Freddie Mac, 2.716%, 6/25/2022	1,616,064	1,634,146
Freddie Mac, 2.682%, 10/25/2022	1,500,000	1,517,536
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	3,276,738	3,490,636
Freddie Mac, 2.51%, 11/25/2022	2,326,000	2,336,564
Freddie Mac, 3.32%, 2/25/2023	1,993,000	2,071,926
Freddie Mac, 3.25%, 4/25/2023	3,500,000	3,628,340
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	4,406,044	4,570,556
Freddie Mac, 3.06%, 7/25/2023	1,286,000	1,320,448
Freddie Mac, 2.454%, 8/25/2023	1,469,000	1,462,677
Freddie Mac, 0.882%, 4/25/2024 (i)	16,720,373	763,437
Freddie Mac, 0.618%, 7/25/2024 (i)	17,894,592	602,910
Freddie Mac, 3.064%, 8/25/2024	1,703,107	1,744,219
Freddie Mac, 2.67%, 12/25/2024	3,924,000	3,927,676
Freddie Mac, 2.811%, 1/25/2025	3,025,000	3,050,297
Freddie Mac, 3.329%, 5/25/2025	3,082,000	3,205,710
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	2,827,432	2,961,224
Freddie Mac, 3.01%, 7/25/2025	904,000	920,239
Freddie Mac, 2.745%, 1/25/2026	2,656,000	2,650,461
Freddie Mac, 3.224%, 3/25/2027	2,380,000	2,451,357
Freddie Mac, 3.243%, 4/25/2027	2,062,000	2,123,874
Freddie Mac, 3.117%, 6/25/2027	1,490,000	1,519,566
Freddie Mac, 0.579%, 7/25/2027 (i)	30,077,555	1,430,368
Freddie Mac, 3.194%, 7/25/2027	2,152,000	2,208,276
Freddie Mac, 0.437%, 8/25/2027 (i)	25,241,628	913,744
Freddie Mac, 3.187%, 9/25/2027	1,557,000	1,595,532

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	$577,070	$653,318
Freddie Mac, 3.5%, 12/01/2041 - 1/01/2047	31,992,871	32,977,900
Freddie Mac, 3%, 4/01/2043 - 11/01/2046	17,349,145	17,439,816
Freddie Mac, 3.286%, 11/25/2050	2,115,000	2,186,396
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	1,992,708	2,203,925
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2041	4,656,923	4,962,156
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	935,540	982,181
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	6,383,628	6,636,680
Ginnie Mae, 6.158%, 4/20/2058	36,139	39,122
Ginnie Mae, 0.658%, 2/16/2059 (i)	2,353,467	153,728

		$288,974,498

Municipals – 0.9%
Commonwealth of Virginia, Transportation Capital Projects Rev., “A”, 5% 5/15/2027	$160,000	$198,802
Commonwealth of Virginia, Transportation Capital Projects Rev., “A”, 5% 5/15/2028	175,000	218,066
New Jersey Economic Development Authority State Pension Funding Rev., “B”, AGM, 0% 2/15/2023	4,114,000	3,441,772
State of California, 5% 8/01/2028	925,000	1,152,985

		$5,011,625

Network & Telecom – 0.2%
AT&T, Inc., 3.4% 8/14/2024	$1,198,000	$1,203,887

Other Banks & Diversified Financials – 0.5%
Banque Federative du Credit Mutuel S.A., 2.5% 4/13/2021 (n)	$1,492,000	$1,487,336
ING Groep N.V., 3.15% 3/29/2022	1,606,000	1,625,009

		$3,112,345

Restaurants – 0.1%
McDonald’s Corp., 2.75% 12/09/2020	$604,000	$610,221

Supranational – 0.2%
Inter-American Development Bank, 4.375% 1/24/2044	$1,093,000	$1,332,962

Tobacco – 0.2%
BAT Capital Corp., 2.764% 8/15/2022 (n)	$1,283,000	$1,275,845

U.S. Government Agencies and Equivalents – 3.5%
AID-Tunisia, 2.452% 7/24/2021	$1,444,000	$1,447,533
AID-Ukraine, 1.844% 5/16/2019	2,527,000	2,524,592
AID-Ukraine, 1.847% 5/29/2020	1,135,000	1,130,092
Hashemite Kingdom of Jordan, 1.945% 6/23/2019	2,205,000	2,203,306
Private Export Funding Corp., 2.25% 3/15/2020	594,000	595,152
Private Export Funding Corp., 2.3% 9/15/2020	770,000	772,307
Private Export Funding Corp., 1.875% 7/15/2018	2,300,000	2,302,123
Small Business Administration, 6.35% 4/01/2021	58,716	61,119

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 6.34% 5/01/2021	$70,546	$73,383
Small Business Administration, 6.44% 6/01/2021	132,556	138,480
Small Business Administration, 6.625% 7/01/2021	150,953	157,150
Small Business Administration, 6.07% 3/01/2022	120,163	125,520
Small Business Administration, 4.98% 11/01/2023	155,931	164,106
Small Business Administration, 4.77% 4/01/2024	350,121	364,041
Small Business Administration, 5.52% 6/01/2024	153,299	161,350
Small Business Administration, 4.99% 9/01/2024	28,063	29,367
Small Business Administration, 5.11% 4/01/2025	237,562	249,244
Small Business Administration, 2.21% 2/01/2033	941,437	922,264
Small Business Administration, 2.22% 3/01/2033	1,652,086	1,619,261
Small Business Administration, 3.15% 7/01/2033	1,586,534	1,626,549
Small Business Administration, 3.16% 8/01/2033	867,830	890,539
Small Business Administration, 3.62% 9/01/2033	554,236	576,441
Tennessee Valley Authority, 1.75% 10/15/2018	1,889,000	1,889,151

		$20,023,070

U.S. Treasury Obligations – 26.8%
U.S. Treasury Bonds, 7.875% 2/15/2021	$177,000	$208,486
U.S. Treasury Bonds, 6.25% 8/15/2023	2,891,000	3,501,120

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 6% 2/15/2026	$2,699,000	$3,421,190
U.S. Treasury Bonds, 6.75% 8/15/2026	1,862,000	2,497,209
U.S. Treasury Bonds, 6.375% 8/15/2027	326,000	437,380
U.S. Treasury Bonds, 4.5% 8/15/2039	3,387,500	4,421,197
U.S. Treasury Bonds, 3.125% 2/15/2043	8,176,700	8,775,363
U.S. Treasury Bonds, 2.875% 5/15/2043	13,519,500	13,886,526
U.S. Treasury Bonds, 2.5% 2/15/2045	21,059,000	20,053,449
U.S. Treasury Notes, 1.75% 11/30/2021	11,000,000	10,845,931
U.S. Treasury Notes, 2.75% 2/15/2019	4,402,400	4,446,059
U.S. Treasury Notes, 3.125% 5/15/2019	4,427,000	4,502,459
U.S. Treasury Notes, 2.625% 8/15/2020	8,002,000	8,140,883
U.S. Treasury Notes, 2% 11/30/2020	4,541,000	4,544,889
U.S. Treasury Notes, 3.125% 5/15/2021	1,901,000	1,966,803
U.S. Treasury Notes, 1.75% 5/15/2022	18,594,000	18,293,118
U.S. Treasury Notes, 2.5% 8/15/2023 (f)	28,069,000	28,444,196
U.S. Treasury Notes, 2.5% 5/15/2024	14,369,000	14,527,957
U.S. Treasury Notes, 2% 8/15/2025	438,000	426,886
U.S. Treasury Notes, 2% 11/15/2026	1,007,000	974,259

		$154,315,360

Utilities – Electric Power – 0.3%
Enel Finance International N.V., 2.875% 5/25/2022 (n)	$1,518,000	$1,513,684

Total Bonds (Identified Cost, $531,158,059)		$537,112,878

INVESTMENT COMPANIES (h) – 6.4%
MONEY MARKET FUNDS – 6.4%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $36,874,291)	36,877,651	$36,873,964

OTHER ASSETS, LESS LIABILITIES – 0.4%		2,508,781

NET ASSETS – 100.0%		$576,495,623

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $36,873,964 and $537,112,878, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $21,424,097, representing 3.7% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

Insurers
AGM	Assured Guaranty Municipal

8

MFS Government Securities Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/17

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	88	$18,841,625	March - 2018	$(44,004)

At December 31, 2017, the fund had liquid securities with an aggregate value of $40,535 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $531,158,059)	$537,112,878
Investments in affiliated issuers, at value (identified cost, $36,874,291)	36,873,964
Receivables for
Daily variation margin on open futures contracts	5,487
Fund shares sold	52,456
Interest	3,043,781
Other assets	3,727
Total assets	$577,092,293
Liabilities
Payable for fund shares reacquired	$464,470
Payable to affiliates
Investment adviser	35,162
Shareholder servicing costs	95
Distribution and/or service fees	5,808
Payable for independent Trustees’ compensation	46
Accrued expenses and other liabilities	91,089
Total liabilities	$596,670
Net assets	$576,495,623
Net assets consist of
Paid-in capital	$580,418,453
Unrealized appreciation (depreciation)	5,910,488
Accumulated net realized gain (loss)	(26,372,429)
Undistributed net investment income	16,539,111
Net assets	$576,495,623
Shares of beneficial interest outstanding	46,654,964

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$364,445,302	29,425,548	$12.39
Service Class	212,050,321	17,229,416	12.31

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$18,159,073
Dividends from affiliated issuers	103,990
Total investment income	$18,263,063
Expenses
Management fee	$3,295,329
Distribution and/or service fees	557,558
Shareholder servicing costs	11,638
Administrative services fee	104,309
Independent Trustees’ compensation	15,233
Custodian fee	34,189
Shareholder communications	57,001
Audit and tax fees	60,342
Legal fees	8,559
Miscellaneous	36,974
Total expenses	$4,181,132
Reduction of expenses by investment adviser	(47,865)
Net expenses	$4,133,267
Net investment income (loss)	$14,129,796
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(432,786)
Affiliated issuers	(1,131)
Futures contracts	(239,083)
Net realized gain (loss)	$(673,000)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(555,461)
Affiliated issuers	(449)
Futures contracts	(44,004)
Net unrealized gain (loss)	$(599,914)
Net realized and unrealized gain (loss)	$(1,272,914)
Change in net assets from operations	$12,856,882

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$14,129,796	$15,252,526
Net realized gain (loss)	(673,000)	1,961,764
Net unrealized gain (loss)	(599,914)	(10,073,472)
Change in net assets from operations	$12,856,882	$7,140,818
Distributions declared to shareholders
From net investment income	$(17,852,246)	$(16,945,290)
Change in net assets from fund share transactions	$(43,797,662)	$(45,889,972)
Total change in net assets	$(48,793,026)	$(55,694,444)
Net assets
At beginning of period	625,288,649	680,983,093
At end of period (including undistributed net investment income of $16,539,111 and $17,851,496, respectively)	$576,495,623	$625,288,649

See Notes to Financial Statements

12

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.51	$12.72		$13.02	$12.73	$13.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	(c)	$0.27	$0.26	$0.25
Net realized and unrealized gain (loss)	(0.03)	(0.17)		(0.21)	0.35	(0.60)
Total from investment operations	$0.28	$0.14		$0.06	$0.61	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.35)		$(0.36)	$(0.32)	$(0.30)
From net realized gain	—	—		—	—	(0.11)
Total distributions declared to shareholders	$(0.40)	$(0.35)		$(0.36)	$(0.32)	$(0.41)
Net asset value, end of period (x)	$12.39	$12.51		$12.72	$13.02	$12.73
Total return (%) (k)(r)(s)(x)	2.22	1.04	(c)	0.47	4.86	(2.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.57	(c)	0.60	0.60	0.60
Expenses after expense reductions (f)	0.60	0.56	(c)	0.59	0.59	0.59
Net investment income (loss)	2.45	2.40	(c)	2.09	2.04	1.89
Portfolio turnover	24	48		81	61	130
Net assets at end of period (000 omitted)	$364,445	$388,457		$424,025	$484,573	$510,317

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.42	$12.64		$12.93	$12.63	$13.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	(c)	$0.24	$0.23	$0.21
Net realized and unrealized gain (loss)	(0.02)	(0.18)		(0.21)	0.36	(0.60)
Total from investment operations	$0.25	$0.10		$0.03	$0.59	$(0.39)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.32)		$(0.32)	$(0.29)	$(0.26)
From net realized gain	—	—		—	—	(0.11)
Total distributions declared to shareholders	$(0.36)	$(0.32)		$(0.32)	$(0.29)	$(0.37)
Net asset value, end of period (x)	$12.31	$12.42		$12.64	$12.93	$12.63
Total return (%) (k)(r)(s)(x)	2.03	0.68	(c)	0.26	4.67	(2.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.82	(c)	0.85	0.85	0.85
Expenses after expense reductions (f)	0.85	0.81	(c)	0.84	0.84	0.84
Net investment income (loss)	2.20	2.15	(c)	1.84	1.79	1.63
Portfolio turnover	24	48		81	61	130
Net assets at end of period (000 omitted)	$212,050	$236,831		$256,958	$299,520	$348,419

See Notes to Financial Statements

13

MFS Government Securities Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies –Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$192,925,567	$—	$192,925,567
Non-U.S. Sovereign Debt	—	1,332,962	—	1,332,962
Municipal Bonds	—	10,973,157	—	10,973,157
U.S. Corporate Bonds	—	9,360,558	—	9,360,558
Residential Mortgage-Backed Securities	—	288,974,498	—	288,974,498
Commercial Mortgage-Backed Securities	—	9,534,450	—	9,534,450
Asset-Backed Securities (including CDOs)	—	14,917,158	—	14,917,158
Foreign Bonds	—	9,094,528	—	9,094,528
Mutual Funds	36,873,964	—	—	36,873,964
Total	$36,873,964	$537,112,878	$—	$573,986,842

Other Financial Instruments
Futures Contracts – Liabilities	$(44,004)	$—	$—	$(44,004)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(44,004)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(239,083)

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(44,004)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$17,852,246	$16,945,290

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$578,964,759
Gross appreciation	6,426,209
Gross depreciation	(11,448,130)
Net unrealized appreciation (depreciation)	$(5,021,921)
Undistributed ordinary income	16,539,111
Capital loss carryforwards	(15,440,020)

As of December 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,064,787)
Long-Term	(9,375,233)
Total	$(15,440,020)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$11,609,362	$11,002,252
Service Class	6,242,884	5,943,038
Total	$17,852,246	$16,945,290

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $47,865 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $10,248, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,390.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $1,070 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$94,782,436	$182,664,604
Non-U.S. Government securities	$45,804,464	$34,899,035

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	808,666	$10,123,347	1,030,178	$13,285,704
Service Class	1,401,695	17,378,499	2,283,107	29,114,757
	2,210,361	$27,501,846	3,313,285	$42,400,461
Shares issued to shareholders in reinvestment of distributions
Initial Class	933,228	$11,609,362	852,227	$11,002,252
Service Class	504,679	6,242,884	462,853	5,943,038
	1,437,907	$17,852,246	1,315,080	$16,945,290
Shares reacquired
Initial Class	(3,378,602)	$(42,475,081)	(4,143,718)	$(53,625,840)
Service Class	(3,738,170)	(46,676,673)	(4,014,759)	(51,609,883)
	(7,116,772)	$(89,151,754)	(8,158,477)	$(105,235,723)
Net change
Initial Class	(1,636,708)	$(20,742,372)	(2,261,313)	$(29,337,884)
Service Class	(1,831,796)	(23,055,290)	(1,268,799)	(16,552,088)
	(3,468,504)	$(43,797,662)	(3,530,112)	$(45,889,972)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 29% and 10%, respectively, of the value of outstanding voting shares of the fund.

20

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $4,064 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		6,685,381	156,931,779	(126,739,509)	36,877,651

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,131)	$(449)	$—	$103,990	$36,873,964

21

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

23

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

24

MFS Government Securities Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Geoffrey Schechter

25

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

27

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2017

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	7.3%
Energy-Independent	6.9%
Medical & Health Technology & Services	5.9%
Metals & Mining	5.7%
Building	4.6%

Composition including fixed income credit quality (a)(i)
BBB	1.0%
BB	45.1%
B	41.9%
CCC	8.5%
CC	0.2%
C	0.1%
D (o)	0.0%
Not Rated	(1.4)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents	2.4%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	3.7
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of 6.69%, while Service Class shares of the fund provided a total return of 6.31%. These compare with a return of 7.50% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s asset allocation decisions, most notably its cash and/or cash equivalents position (which is not represented in the benchmark), held back performance. The fund’s overweight exposure to “D” rated (r) securities, and underweight exposure to “CCC” rated securities, also weighed on relative returns. The fund’s positioning along the yield curve (y), and security selection within the capital goods, consumer cyclical, and electric sectors, were additional negative factors for relative performance. Top individual detractors for the reporting period included the fund’s overweight positions in prepared-feed and feed-ingredients manufacturer JBS USA (consumer non-cyclical), retail pet products store operator PetSmart (consumer cyclical) and natural gas liquefaction facilities operator Sabine Pass Liquefaction (h) (energy), and the fund’s underweight position in hospital operator Community Health Systems (consumer non-cyclical).

Contributors to Performance

The fund’s underweight exposure to the energy sector supported relative returns, as the sector underperformed the benchmark during the reporting period. Security selection within both the communications and basic industry sectors also buoyed relative returns. Top individual relative contributors included mobile telecommunications services provider Digicel Group (communications), coated paper products manufacturer Appvion (basic industry), oilfield services and equipment provider Bristow Group (energy), graphite electrodes manufacturer GrafTech International (basic industry) and hospital operator Quorum Health (consumer non-cyclical).

Respectfully,

Portfolio Manager(s)

William Adams and David Cole

3

MFS High Yield Portfolio

Management Review – continued

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	6.69%	4.94%	6.41%
Service Class	8/24/01	6.31%	4.67%	6.15%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		7.50%	5.78%	8.09%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.72%	$1,000.00	$1,020.94	$3.67
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,018.58	$4.94
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 94.3%
Aerospace – 1.6%
Dae Funding LLC, 5%, 8/01/2024 (n)	$2,215,000	$2,187,281
KLX, Inc., 5.875%, 12/01/2022 (n)	2,140,000	2,241,008
TransDigm, Inc., 6.375%, 6/15/2026	1,160,000	1,175,950
TransDigm, Inc., 6%, 7/15/2022	390,000	398,775
TransDigm, Inc., 6.5%, 7/15/2024	1,155,000	1,183,875

		$7,186,889

Asset-Backed & Securitized – 0.1%
Crest Ltd., CDO, 7% (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	$1,683,221	$269,315
CWCapital Cobalt Ltd., CDO, “F”, FLR, 2.67%, (0% cash or 2.67% PIK), (LIBOR – 3mo. + 1.3%), 4/26/2050 (a)(p)(z)	1,151,691	686

		$270,001

Automotive – 1.5%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$3,009,000	$3,103,031
IHO Verwaltungs GmbH, 4.75% (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)	2,145,000	2,177,175
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)	871,000	914,550
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	569,000	602,429

		$6,797,185

Broadcasting – 2.9%
E. W. Scripps Co., 5.125%, 5/15/2025 (n)	$1,025,000	$1,019,875
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029	1,535,000	1,692,338
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030	315,000	341,775
Match Group, Inc., 6.375%, 6/01/2024	1,825,000	1,977,844
Netflix, Inc., 4.875%, 4/15/2028 (z)	450,000	441,000
Netflix, Inc., 5.875%, 2/15/2025	3,000,000	3,187,500
Netflix, Inc., 4.375%, 11/15/2026	775,000	757,563
Sinclair Television Group Co., 5.125%, 2/15/2027 (n)	1,240,000	1,229,150
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)	1,720,000	1,771,600
WMG Acquisition Corp., 5%, 8/01/2023 (n)	525,000	543,375

		$12,962,020

Building – 4.2%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)	$1,900,000	$1,999,750
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	1,210,000	1,214,538
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	1,735,000	1,845,606
Gibraltar Industries, Inc., 6.25%, 2/01/2021	1,515,000	1,541,513
HD Supply, Inc., 5.75%, 4/15/2024 (n)	1,715,000	1,822,188
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	310,000	312,325

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – continued
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	$1,420,000	$1,430,650
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	1,895,000	2,046,600
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	1,375,000	1,454,063
Standard Industries, Inc., 6%, 10/15/2025 (n)	1,265,000	1,350,388
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,730,000	1,808,369
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	1,840,000	1,913,600

		$18,739,590

Business Services – 3.6%
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	$765,000	$770,738
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	1,540,000	1,578,500
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	1,270,000	1,311,275
CDK Global, Inc., 4.875%, 6/01/2027 (n)	2,585,000	2,617,313
Equinix, Inc., 5.75%, 1/01/2025	335,000	355,519
Equinix, Inc., 5.375%, 1/01/2022	320,000	332,800
Equinix, Inc., 5.375%, 4/01/2023	1,145,000	1,183,930
Equinix, Inc., 5.875%, 1/15/2026	1,045,000	1,122,069
First Data Corp., 5%, 1/15/2024 (n)	3,335,000	3,430,881
MSCI, Inc., 4.75%, 8/01/2026 (n)	1,420,000	1,491,000
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	1,695,000	1,716,493

		$15,910,518

Cable TV – 7.2%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$2,590,000	$2,711,989
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	1,660,000	1,691,125
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	3,390,000	3,457,800
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	565,000	582,131
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	1,515,000	1,573,706
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	1,395,000	1,436,850
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/2022	250,000	256,250
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	2,785,000	2,840,700
DISH DBS Corp., 5.875%, 11/15/2024	750,000	729,375
DISH DBS Corp., 5%, 3/15/2023	1,090,000	1,035,500
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	440,000	463,100
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	905,000	739,838
Lynx II Corp., 6.375%, 4/15/2023 (n)	985,000	1,015,781

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MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Cable TV – continued
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	$770,000	$786,363
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	1,605,000	1,697,288
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	950,000	989,188
Telenet Finance Lux S.A., 5.5%, 3/01/2028 (n)	1,400,000	1,396,500
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	1,865,000	1,967,575
Videotron Ltd., 5.125%, 4/15/2027 (n)	2,710,000	2,831,950
Videotron Ltd., 5.375%, 6/15/2024 (n)	455,000	490,263
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	200,000	204,000
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	955,000	964,550
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	2,080,000	2,048,800

		$31,910,622

Chemicals – 1.8%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$1,875,000	$1,968,750
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	1,385,000	1,468,100
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)	2,070,000	2,297,700
SPCM S.A., 4.875%, 9/15/2025 (n)	2,060,000	2,078,025

		$7,812,575

Computer Software – 1.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	$1,450,000	$1,598,413
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	1,485,000	1,540,688
Nuance Communications Co., 5.625%, 12/15/2026	1,110,000	1,155,788
VeriSign, Inc., 5.25%, 4/01/2025	525,000	571,594
VeriSign, Inc., 4.75%, 7/15/2027	502,000	513,295
VeriSign, Inc., 4.625%, 5/01/2023	1,620,000	1,662,525

		$7,042,303

Computer Software – Systems – 2.1%
CDW LLC/CDW Finance Corp., 5%, 9/01/2025	$510,000	$527,850
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	815,000	886,313
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	1,900,000	1,990,250
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	2,240,000	2,307,200
SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	1,525,000	1,608,875
Western Digital Corp., 10.5%, 4/01/2024	1,615,000	1,871,381

		$9,191,869

Conglomerates – 3.7%
Amsted Industries Co., 5%, 3/15/2022 (n)	$2,500,000	$2,559,375
EnerSys, 5%, 4/30/2023 (n)	3,100,000	3,239,500

Issuer	Shares/Par	Value ($)
BONDS – continued
Conglomerates – continued
Enpro Industries, Inc., 5.875%, 9/15/2022	$2,335,000	$2,431,319
Entegris, Inc., 4.625%, 2/10/2026 (n)	1,890,000	1,918,350
Gates Global LLC, 6%, 7/15/2022 (n)	1,830,000	1,871,175
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	1,945,000	2,047,113
TriMas Corp., 4.875%, 10/15/2025 (n)	2,120,000	2,127,950

		$16,194,782

Construction – 0.5%
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	$807,000	$152,052
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	930,000	173,685
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	1,605,000	1,697,288

		$2,023,025

Consumer Products – 1.0%
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	$1,305,000	$1,327,838
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)	1,020,000	1,056,975
Spectrum Brands, Inc., 5.75%, 7/15/2025	1,905,000	2,005,013

		$4,389,826

Consumer Services – 2.4%
ADT Corp., 6.25%, 10/15/2021	$1,890,000	$2,069,550
Interval Acquisition Corp., 5.625%, 4/15/2023	2,860,000	2,960,100
Matthews International Corp., 5.25%, 12/01/2025 (n)	1,515,000	1,530,150
Service Corp. International, 4.625%, 12/15/2027	920,000	933,450
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	1,540,000	1,559,250
West Corp., 8.5%, 10/15/2025 (n)	1,435,000	1,417,063

		$10,469,563

Containers – 4.2%
Berry Global Group, Inc., 6%, 10/15/2022	$500,000	$523,750
Berry Global Group, Inc., 5.5%, 5/15/2022	2,200,000	2,266,000
Crown American LLC, 4.5%, 1/15/2023	1,477,000	1,499,155
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	1,080,000	1,063,800
Multi-Color Corp., 6.125%, 12/01/2022 (n)	2,174,000	2,269,113
Multi-Color Corp., 4.875%, 11/01/2025 (n)	280,000	281,050
Reynolds Group, 5.125%, 7/15/2023 (n)	1,260,000	1,304,100
Reynolds Group, 7%, 7/15/2024 (n)	1,265,000	1,354,815
Reynolds Group, 5.75%, 10/15/2020	1,225,921	1,244,310
Sealed Air Corp., 4.875%, 12/01/2022 (n)	1,950,000	2,059,688
Sealed Air Corp., 5.125%, 12/01/2024 (n)	365,000	390,550
Sealed Air Corp., 5.5%, 9/15/2025 (n)	420,000	457,800
Signode Industrial Group, 6.375%, 5/01/2022 (n)	1,895,000	1,980,275
Silgan Holdings, Inc., 5.5%, 2/01/2022	185,000	189,625
Silgan Holdings, Inc., 4.75%, 3/15/2025 (n)	1,815,000	1,860,375

		$18,744,406

Electrical Equipment – 0.6%
CommScope Holding Company, Inc., 5.5%, 6/15/2024 (n)	$505,000	$525,200

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Electrical Equipment – continued
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$2,195,000	$2,195,000

		$2,720,200

Electronics – 0.7%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$835,000	$917,456
Sensata Technologies B.V., 5%, 10/01/2025 (n)	2,080,000	2,199,600

		$3,117,056

Energy – Independent – 6.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$2,215,000	$2,428,194
Consol Energy, Inc., 5.875%, 4/15/2022	880,000	898,700
Continental Resources, Inc., 4.5%, 4/15/2023	3,005,000	3,065,100
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,035,000	2,045,175
Diamondback Energy, Inc., 5.375%, 5/31/2025	2,070,000	2,129,513
Gulfport Energy Corp., 6%, 10/15/2024	1,445,000	1,445,000
Gulfport Energy Corp., 6.375%, 5/15/2025	730,000	733,650
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	2,325,000	2,377,313
PDC Energy, Inc., 6.125%, 9/15/2024	2,475,000	2,561,625
QEP Resources, Inc., 5.25%, 5/01/2023	2,110,000	2,135,025
QEP Resources, Inc., 5.625%, 3/01/2026	805,000	816,069
Seven Generations Energy, 6.75%, 5/01/2023 (n)	1,695,000	1,800,938
Seven Generations Energy, 5.375%, 9/30/2025 (n)	1,120,000	1,131,200
SM Energy Co., 6.75%, 9/15/2026	2,445,000	2,518,350
Whiting Petroleum Corp., 6.25%, 4/01/2023	1,750,000	1,795,938
Whiting Petroleum Corp., 6.625%, 1/15/2026 (z)	405,000	413,100
WPX Energy, Inc., 6%, 1/15/2022	1,635,000	1,708,575

		$30,003,465

Entertainment – 1.7%
Cedar Fair LP, 5.375%, 6/01/2024	$515,000	$538,175
Cedar Fair LP, 5.375%, 4/15/2027 (n)	995,000	1,044,750
Cinemark USA, Inc., 5.125%, 12/15/2022	1,205,000	1,232,113
Cinemark USA, Inc., 4.875%, 6/01/2023	1,450,000	1,468,125
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	3,375,000	3,425,625

		$7,708,788

Financial Institutions – 2.4%
Aircastle Ltd., 5.125%, 3/15/2021	$505,000	$530,881
Aircastle Ltd., 5.5%, 2/15/2022	1,110,000	1,189,088
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	525,000	532,219
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	2,460,000	2,512,275
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	820,000	821,394

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – continued
Navient Corp., 7.25%, 9/25/2023	$775,000	$825,375
Navient Corp., 7.25%, 1/25/2022	1,575,000	1,687,219
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,495,000	2,476,288

		$10,574,739

Food & Beverages – 3.0%
Aramark Services, Inc., 4.75%, 6/01/2026	$1,620,000	$1,644,300
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	2,185,000	2,247,819
JBS USA Lux S.A./JBS USA Finance, Inc. 5.875%, 7/15/2024 (n)	1,835,000	1,773,069
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	1,175,000	1,210,250
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	750,000	783,750
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	1,510,000	1,555,300
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	1,920,000	2,030,400
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	2,055,000	2,157,750

		$13,402,638

Forest & Paper Products – 0.0%
Appvion, Inc., 9%, 6/01/2020 (d)(n)	$687,000	$51,525

Gaming & Lodging – 2.7%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$1,600,000	$1,642,000
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,665,000	1,777,388
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	260,000	278,850
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	1,995,000	2,049,863
MGM Resorts International, 6.625%, 12/15/2021	1,475,000	1,618,370
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	920,000	940,700
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	1,940,000	1,969,100
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)	835,000	839,175
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	1,010,000	1,021,363

		$12,136,809

Industrial – 0.8%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (z)	$1,420,000	$1,455,500
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	2,215,000	2,270,375

		$3,725,875

Insurance – 0.3%
AssuredPartners, Inc., 7%, 8/15/2025 (n)	$1,330,000	$1,323,350

Insurance – Health – 0.5%
Centene Corp., 5.625%, 2/15/2021	$925,000	$950,438
Centene Corp., 6.125%, 2/15/2024	1,240,000	1,311,300

		$2,261,738

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Machinery & Tools – 0.4%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$1,730,000	$1,833,800

Major Banks – 0.6%
UBS Group AG, 6.875% to 8/07/2025, FLR to 12/29/2049	$2,245,000	$2,484,946

Medical & Health Technology & Services – 5.5%
AmSurg Corp., 5.625%, 7/15/2022	$1,450,000	$1,464,500
Community Health Systems, Inc., 6.875%, 2/01/2022	1,555,000	894,125
DaVita, Inc., 5%, 5/01/2025	1,740,000	1,739,478
DaVita, Inc., 5.125%, 7/15/2024	545,000	550,450
HCA, Inc., 5%, 3/15/2024	2,310,000	2,402,400
HCA, Inc., 5.375%, 2/01/2025	925,000	957,375
HCA, Inc., 7.5%, 2/15/2022	2,030,000	2,283,750
HCA, Inc., 5.875%, 3/15/2022	1,375,000	1,471,250
HCA, Inc., 4.75%, 5/01/2023	200,000	206,000
HealthSouth Corp., 5.75%, 11/01/2024	500,000	511,875
HealthSouth Corp., 5.125%, 3/15/2023	1,735,000	1,774,038
Polaris, 8.5%, 12/01/2022 (n)	770,000	798,875
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	1,745,000	1,788,625
Quorum Health Corp., 11.625%, 4/15/2023	1,055,000	1,029,944
Tenet Healthcare Corp., 6.75%, 6/15/2023	510,000	494,700
Tenet Healthcare Corp., 8.125%, 4/01/2022	1,355,000	1,378,713
THC Escrow Corp. III, 5.125%, 5/01/2025 (n)	1,535,000	1,496,625
Universal Health Services, Inc., 7.625%, 8/15/2020	1,685,000	1,685,000
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	1,300,000	1,303,250

		$24,230,973

Medical Equipment – 1.1%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$1,755,000	$1,816,425
Teleflex, Inc., 5.25%, 6/15/2024	1,250,000	1,303,125
Teleflex, Inc., 4.875%, 6/01/2026	855,000	882,788
Teleflex, Inc., 4.625%, 11/15/2027	925,000	932,909

		$4,935,247

Metals & Mining – 5.6%
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	$1,155,000	$1,198,313
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	1,475,000	1,589,313
Freeport-McMoRan, Inc., 3.875%, 3/15/2023	835,000	830,825
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	2,719,000	2,963,710
Freeport-McMoRan, Inc., 5.4%, 11/14/2034	785,000	798,738
GrafTech International Co., 6.375%, 11/15/2020	1,592,000	1,588,020
Kaiser Aluminum Corp., 5.875%, 5/15/2024	1,820,000	1,933,750
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	1,335,000	1,343,344
Kinross Gold Corp., 5.125%, 9/01/2021	605,000	630,713
Kinross Gold Corp., 5.95%, 3/15/2024	1,010,000	1,107,213
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	840,000	898,800

Issuer	Shares/Par	Value ($)
BONDS – continued
Metals & Mining – continued
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	$2,040,000	$2,106,300
Novelis Corp., 5.875%, 9/30/2026 (n)	2,545,000	2,595,900
Steel Dynamics, Inc., 5.125%, 10/01/2021	975,000	999,375
Steel Dynamics, Inc., 5.5%, 10/01/2024	1,110,000	1,179,375
Steel Dynamics, Inc., 4.125%, 9/15/2025 (n)	846,000	852,345
Steel Dynamics, Inc., 5.25%, 4/15/2023	465,000	478,950
Suncoke Energy, Inc., 7.625%, 8/01/2019	301,000	301,331
TMS International Corp., 7.25%, 8/15/2025 (n)	1,530,000	1,598,850

		$24,995,165

Midstream – 3.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$2,555,000	$2,657,200
DCP Midstream LP, 4.95%, 4/01/2022	772,000	801,915
DCP Midstream LP, 5.6%, 4/01/2044	815,000	808,888
DCP Midstream LP, 3.875%, 3/15/2023	1,270,000	1,262,063
Plains All American Pipeline LP, 6.125% to 11/15/2022, FLR to 12/31/2059	2,100,000	2,096,850
Tallgrass Energy GP, LP, 5.5%, 1/15/2028 (n)	3,275,000	3,314,955
Targa Resources Partners LP, 5.375%, 2/01/2027	3,085,000	3,165,981
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	830,000	835,188
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	1,445,000	1,477,513

		$16,420,553

Network & Telecom – 1.6%
CenturyLink, Inc., 7.65%, 3/15/2042	$1,010,000	$890,063
Telecom Italia Capital, 6%, 9/30/2034	530,000	594,925
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)	2,385,000	2,545,988
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	1,060,000	1,120,950
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	2,035,000	2,075,700

		$7,227,626

Oil Services – 1.3%
Bristow Group, Inc., 6.25%, 10/15/2022	$1,544,000	$1,264,150
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039	1,815,000	1,470,150
Diamond Offshore Drilling, Inc., 7.875%, 8/15/2025	830,000	871,500
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (n)	2,080,000	1,976,000

		$5,581,800

Pharmaceuticals – 0.8%
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	$805,000	$730,538
Mallinckrodt International Finance S.A., 5.625%, 10/15/2023 (n)	505,000	429,250

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Pharmaceuticals – continued
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	$1,840,000	$1,683,600
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	805,000	736,575

		$3,579,963

Printing & Publishing – 0.4%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$1,920,000	$1,975,200

Real Estate – Healthcare – 0.9%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$1,915,000	$1,982,025
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	1,955,000	1,991,656

		$3,973,681

Real Estate – Other – 1.8%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027 (n)	$510,000	$535,500
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024 (n)	2,285,000	2,370,688
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027 (n)	580,000	609,000
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	1,780,000	1,828,950
Starwood Property Trust, Inc., REIT, 4.75%, 3/15/2025 (n)	770,000	764,225
Starwood Property Trust, Inc., REIT, 5%, 12/15/2021	1,755,000	1,820,813

		$7,929,176

Restaurants – 0.8%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$1,545,000	$1,572,038
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	2,020,000	2,126,050

		$3,698,088

Retailers – 1.3%
Dollar Tree, Inc., 5.75%, 3/01/2023	$2,005,000	$2,100,238
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	1,685,000	1,727,125
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	440,000	448,800
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,620,000	1,611,900

		$5,888,063

Specialty Chemicals – 1.6%
A Schulman, Inc., 6.875%, 6/01/2023	$2,370,000	$2,464,800
Koppers, Inc., 6%, 2/15/2025 (n)	1,815,000	1,923,900
Univar USA, Inc., 6.75%, 7/15/2023 (n)	2,585,000	2,701,325

		$7,090,025

Specialty Stores – 0.7%
Group 1 Automotive, Inc., 5%, 6/01/2022	$2,170,000	$2,235,100
PetSmart, Inc., 7.125%, 3/15/2023 (n)	1,295,000	767,288

		$3,002,388

Issuer	Shares/Par	Value ($)
BONDS – continued
Supermarkets – 0.4%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$2,010,000	$1,919,550

Telecommunications – Wireless – 4.4%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$1,230,000	$1,205,400
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	1,460,000	1,397,950
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	402,000	372,260
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	2,206,000	2,168,851
SBA Communications Corp., 4%, 10/01/2022 (n)	2,125,000	2,127,656
SBA Communications Corp., 4.875%, 9/01/2024	515,000	529,163
Sprint Corp., 7.875%, 9/15/2023	710,000	756,150
Sprint Corp., 7.125%, 6/15/2024	3,075,000	3,128,813
Sprint Nextel Corp., 6%, 11/15/2022	2,710,000	2,710,000
T-Mobile USA, Inc., 6.125%, 1/15/2022	300,000	309,450
T-Mobile USA, Inc., 6.5%, 1/15/2024	695,000	736,700
T-Mobile USA, Inc., 6.5%, 1/15/2026	1,380,000	1,505,925
T-Mobile USA, Inc., 5.125%, 4/15/2025	1,190,000	1,236,113
T-Mobile USA, Inc., 5.375%, 4/15/2027	1,015,000	1,082,244

		$19,266,675

Telephone Services – 0.6%
Level 3 Financing, Inc., 5.375%, 5/01/2025	$1,840,000	$1,837,700
Level 3 Financing, Inc., 5.375%, 1/15/2024	715,000	714,106

		$2,551,806

Transportation – Services – 0.5%
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	$1,035,000	$830,588
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	395,000	378,213
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	1,005,000	814,050

		$2,022,851

Utilities – Electric Power – 2.4%
Calpine Corp., 5.75%, 1/15/2025	$1,530,000	$1,455,413
Calpine Corp., 5.25%, 6/01/2026 (n)	1,035,000	1,014,310
Calpine Corp., 5.5%, 2/01/2024	1,185,000	1,133,156
Covanta Holding Corp., 5.875%, 7/01/2025	995,000	999,975
Covanta Holding Corp., 5.875%, 3/01/2024	1,305,000	1,324,575
Covanta Holding Corp., 6.375%, 10/01/2022	400,000	409,000
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	1,960,000	1,994,300
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)	2,100,000	2,205,000

		$10,535,729

Total Bonds (Identified Cost, $417,273,600)		$417,814,662

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
FLOATING RATE LOANS (g)(r) – 1.7%
Building – 0.4%
ABC Supply Co., Inc., Term Loan B, 3.88%, 10/31/2023	$1,501,271	$1,507,057

Computer Software – Systems – 0.3%
CDW LLC, Term Loan B, 3.48%, 8/17/2023	$799,426	$804,622
Sabre GLBL, Inc., Term Loan B, 3.71%, 2/22/2024	609,559	612,130

		$1,416,752

Conglomerates – 0.1%
Entegris, Inc., Term Loan B, 3.83%, 4/30/2021	$600,534	$602,786

Consumer Products – 0.1%
Spectrum Brands, Inc., Term Loan B, 3.43%, 6/23/2022	$575,117	$577,731

Entertainment – 0.3%
Cedar Fair LP, Term Loan B, 3.6%, 4/13/2024	$583,600	$587,004
Six Flags Theme Parks, Inc., Term Loan B, 3.65%, 6/30/2022	615,700	619,356

		$1,206,360

Issuer	Shares/Par	Value ($)
FLOATING RATE LOANS (g)(r) – continued
Gaming & Lodging – 0.2%
Hilton Worldwide Finance LLC, Term Loan B2, 3.61%, 10/25/2023	$821,011	$824,930

Medical & Health Technology & Services – 0.3%
DaVita HealthCare Partners, Inc., Term Loan B, 4.07%, 6/24/2021	$1,426,053	$1,436,035

Total Floating Rate Loans (Identified Cost, $7,536,396)		$7,571,651

COMMON STOCKS – 0.2%
Oil Services – 0.2%
LTRI Holdings LP (a)(u)	1,115	$991,703

Printing & Publishing – 0.0%
Quad/Graphics, Inc.	145	$3,277

Total Common Stocks (Identified Cost, $404,721)		$994,980

INVESTMENT COMPANIES (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $10,426,837)	10,426,974	$10,425,932

OTHER ASSETS, LESS LIABILITIES – 1.4%		6,085,387

NET ASSETS – 100.0%		$442,892,612

(a)	Non-income producing security.

(d)	In default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $10,425,932 and $426,381,293, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $225,604,671, representing 50.9% of net assets.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CWCapital Cobalt Ltd., CDO, “F”, FLR, 2.67%, (0% cash or 2.67% PIK), (LIBOR - 3mo. + 1.3%), 4/26/2050	4/12/06	$1,080,058	$686
Cleaver Brooks, Inc., 7.875%, 3/01/2023	12/01/17-12/14/17	1,439,652	1,455,500
Netflix, Inc., 4.875%, 4/15/2028	12/06/17-12/08/17	444,930	441,000
Whiting Petroleum Corp., 6.625%, 1/15/2026	12/12/17	405,000	413,100
Total Restricted Securities			$2,310,286
% of Net assets			0.5%

12

MFS High Yield Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/17

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	72	$8,931,375	March - 2018	$67,234

At December 31, 2017, the fund had cash collateral of $75,600 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

13

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $425,214,717)	$426,381,293
Investments in affiliated issuers, at value (identified cost, $10,426,837)	10,425,932
Cash	543,146
Deposits with brokers for futures contracts	75,600
Receivables for
Fund shares sold	90,942
Interest	6,039,292
Other assets	2,962
Total assets	$443,559,167
Liabilities
Payables for
Daily variation margin on open futures contracts	$14,626
Investments purchased	384,288
Fund shares reacquired	137,414
Payable to affiliates
Investment adviser	20,257
Shareholder servicing costs	155
Distribution and/or service fees	1,600
Payable for independent Trustees’ compensation	60
Accrued expenses and other liabilities	108,155
Total liabilities	$666,555
Net assets	$442,892,612
Net assets consist of
Paid-in capital	$453,525,598
Unrealized appreciation (depreciation)	1,232,905
Accumulated net realized gain (loss)	(34,295,908)
Undistributed net investment income	22,430,017
Net assets	$442,892,612
Shares of beneficial interest outstanding	76,922,000

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$384,393,229	66,656,036	$5.77
Service Class	58,499,383	10,265,964	5.70

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$25,241,415
Dividends from affiliated issuers	115,221
Total investment income	$25,356,636
Expenses
Management fee	$3,224,883
Distribution and/or service fees	158,844
Shareholder servicing costs	18,484
Administrative services fee	82,414
Independent Trustees’ compensation	9,251
Custodian fee	31,163
Shareholder communications	63,457
Audit and tax fees	75,897
Legal fees	60,797
Miscellaneous	42,309
Total expenses	$3,767,499
Reduction of expenses by investment adviser	(287,638)
Net expenses	$3,479,861
Net investment income (loss)	$21,876,775
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,014,668
Affiliated issuers	(329)
Futures contracts	(104,516)
Forward foreign currency exchange contracts	(97,244)
Foreign currency	18
Net realized gain (loss)	$812,597
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$6,627,168
Affiliated issuers	(905)
Futures contracts	67,234
Forward foreign currency exchange contracts	(22,529)
Translation of assets and liabilities in foreign currencies	35
Net unrealized gain (loss)	$6,671,003
Net realized and unrealized gain (loss)	$7,483,600
Change in net assets from operations	$29,360,375

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$21,876,775	$27,093,601
Net realized gain (loss)	812,597	(19,037,866)
Net unrealized gain (loss)	6,671,003	56,062,390
Change in net assets from operations	$29,360,375	$64,118,125
Distributions declared to shareholders
From net investment income	$(29,244,080)	$(32,514,884)
Change in net assets from fund share transactions	$(30,530,978)	$(49,191,127)
Total change in net assets	$(30,414,683)	$(17,587,886)
Net assets
At beginning of period	473,307,295	490,895,181
At end of period (including undistributed net investment income of $22,430,017 and $28,754,038, respectively)	$442,892,612	$473,307,295

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$5.78	$5.43		$6.11	$6.28	$6.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.32	(c)	$0.33	$0.35	$0.36
Net realized and unrealized gain (loss)	0.10	0.42		(0.57)	(0.17)	0.02
Total from investment operations	$0.38	$0.74		$(0.24)	$0.18	$0.38
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)		$(0.44)	$(0.35)	$(0.15)
Net asset value, end of period (x)	$5.77	$5.78		$5.43	$6.11	$6.28
Total return (%) (k)(r)(s)(x)	6.69	13.82	(c)	(4.22)	2.81	6.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.76	(c)	0.77	0.77	0.76
Expenses after expense reductions (f)	0.72	0.70	(c)	0.72	0.74	0.75
Net investment income (loss)	4.78	5.60	(c)	5.43	5.44	5.79
Portfolio turnover	49	41		33	43	52
Net assets at end of period (000 omitted)	$384,393	$404,118		$419,474	$514,089	$600,994

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$5.72	$5.37		$6.04	$6.21	$5.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	(c)	$0.31	$0.33	$0.34
Net realized and unrealized gain (loss)	0.10	0.43		(0.56)	(0.16)	0.02
Total from investment operations	$0.36	$0.73		$(0.25)	$0.17	$0.36
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)		$(0.42)	$(0.34)	$(0.14)
Net asset value, end of period (x)	$5.70	$5.72		$5.37	$6.04	$6.21
Total return (%) (k)(r)(s)(x)	6.31	13.64	(c)	(4.42)	2.53	6.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.02	(c)	1.02	1.02	1.01
Expenses after expense reductions (f)	0.97	0.95	(c)	0.97	0.99	1.00
Net investment income (loss)	4.54	5.36	(c)	5.18	5.19	5.56
Portfolio turnover	49	41		33	43	52
Net assets at end of period (000 omitted)	$58,499	$69,189		$71,421	$84,272	$102,616

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon

18

MFS High Yield Portfolio

Notes to Financial Statements – continued

rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,277	$—	$991,703	$994,980
U.S. Corporate Bonds	—	350,761,487	—	350,761,487
Asset-Backed Securities (including CDOs)	—	270,002	—	270,002
Foreign Bonds	—	66,783,173	—	66,783,173
Floating Rate Loans	—	7,571,651	—	7,571,651
Mutual Funds	10,425,932	—	—	10,425,932
Total	$10,429,209	$425,386,313	$991,703	$436,807,225

Other Financial Instruments
Futures Contracts – Assets	$67,234	$—	$—	$67,234

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/16	$—
Received as part of a corporate action	991,703
Balance as of 12/31/17	$991,703

At December 31, 2017, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign

19

MFS High Yield Portfolio

Notes to Financial Statements – continued

exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end futures contracts, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of futures contracts held during the period. The volume of forward foreign currency exchange contracts held during the period is reflected in the derivative tables below.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$67,234

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(104,516)	$—
Foreign Exchange	—	(97,244)
Total	$(104,516)	$(97,244)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$67,234	$—
Foreign Exchange	—	(22,529)
Total	$67,234	$(22,529)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards, and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$29,244,080	$32,514,884

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$438,245,518
Gross appreciation	8,159,732
Gross depreciation	(9,530,791)
Net unrealized appreciation (depreciation)	$(1,371,059)
Undistributed ordinary income	22,862,321
Capital loss carryforwards	(32,124,248)

As of December 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(32,124,248)

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$25,150,910	$28,222,296
Service Class	4,093,170	4,292,588
Total	$29,244,080	$32,514,884

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $36,817, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $250,821, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $16,479, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $2,005.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0179% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $824 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $216,559,291 and $253,970,563, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,789,799	$22,219,006	7,689,531	$43,152,094
Service Class	1,361,172	8,035,087	3,290,862	17,996,925
	5,150,971	$30,254,093	10,980,393	$61,149,019
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,412,440	$25,150,910	4,977,477	$28,222,296
Service Class	727,028	4,093,170	765,167	4,292,588
	5,139,468	$29,244,080	5,742,644	$32,514,884
Shares reacquired
Initial Class	(11,406,776)	$(67,327,394)	(20,093,516)	$(113,826,568)
Service Class	(3,919,122)	(22,701,757)	(5,265,339)	(29,028,462)
	(15,325,898)	$(90,029,151)	(25,358,855)	$(142,855,030)
Net change
Initial Class	(3,204,537)	$(19,957,478)	(7,426,508)	$(42,452,178)
Service Class	(1,830,922)	(10,573,500)	(1,209,310)	(6,738,949)
	(5,035,459)	$(30,530,978)	(8,635,818)	$(49,191,127)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 19%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $3,120 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		9,942,926	117,434,187	(116,950,139)	10,426,974

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(329)	$(905)	$—	$115,221	$10,425,932

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,720,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

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MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS High Yield Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) William Adams David Cole

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MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

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MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

ANNUAL REPORT

December 31, 2017

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.8%
Roche Holding AG	3.1%
AIA Group Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.8%
Accenture PLC, “A”	2.8%
Pernod Ricard S.A.	2.6%
SAP AG	2.6%
L’Oréal	2.4%
Alibaba Group Holding Ltd., ADR	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.3%

Equity sectors
Consumer Staples	18.2%
Technology	16.8%
Health Care	13.2%
Financial Services	12.3%
Basic Materials	7.9%
Special Products & Services	7.0%
Industrial Goods & Services	6.7%
Retailing	6.1%
Leisure	4.4%
Transportation	2.5%
Energy	2.0%
Autos & Housing	1.2%
Utilities & Communications	1.0%

Issuer country weightings (x)
France	17.9%
United Kingdom	12.9%
Switzerland	12.3%
Germany	11.0%
Japan	8.7%
United States	5.0%
China	4.8%
Canada	4.1%
Taiwan	3.3%
Other Countries	20.0%

Currency exposure weightings (y)
Euro	33.4%
British Pound Sterling	13.9%
Swiss Franc	12.3%
Japanese Yen	8.7%
United States Dollar	8.3%
Chinese Renminbi	3.8%
Hong Kong Dollar	3.5%
Taiwan Dollar	3.3%
Indian Rupee	2.9%
Other Currencies	9.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of 32.64%, while Service Class shares of the fund provided a total return of 32.35%. These compare with a return of 32.01% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Security selection in the retailing sector contributed to performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, the fund’s overweight positions in luxury goods companies Kering (France) and LVMH Moet Hennessy Louis Vuitton (France) bolstered relative results. Shares of Kering appreciated during the period as the company reported exceptional sales growth in it’s Gucci brand, as well as strong performance from other luxury brands.

Security selection in the financial services sector also benefited relative performance. Holding shares of banking and financial services provider HDFC Bank (b) (India), and an overweight position in insurance company AIA Group (Hong Kong), supported relative returns. Shares of HDFC bank rose as the company reported strong growth in loans, higher fee income revenues and effective cost controls.

An underweight position in the utilities & communications sector and security selection in the basic materials sector aided relative results. However, there were no individual stocks within either sector that were among the fund’s largest relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in online and mobile commerce company Alibaba Group Holding (China), IT solutions provider Amadeus IT Holding (Spain), wine and alcoholic beverage producer Pernod Ricard (France) and safety, testing and inspection company Intertek Group (United Kingdom) contributed to relative performance. In addition, the fund’s position in laboratory precision instrument manufacturer Mettler-Toledo (b), and not holding shares of biopharmaceutical company Shire (United Kingdom), further benefited relative returns.

Detractors from Performance

Security selection in the leisure sector weighed on relative results. The fund’s overweight position in communications company WPP (United Kingdom) held back relative returns. Shares of WPP traded lower after the company reported disappointing earnings results,

3

MFS International Growth Portfolio

Management Review – continued

driven by weak organic net sales growth. Additionally, not holding shares of multinational media and ecommerce company Naspers (South Africa), and the fund’s position in advertising and public relations company Publicis Groupe (b) (France), dampened relative performance.

Security selection in the technology sector also detracted from relative results. Within this sector, not holding shares of online and mobile games firm Tencent Holdings (China) detracted from relative returns. Shares of Tencent Holdings rose as the company reported stronger-than-expected revenues from mobile and personal computer gaming and, to a lesser extent, payment and cloud services. Additionally, not holding shares of electronics manufacturer Samsung Electronics (South Korea) hindered relative results.

Other top relative detractors during the period included overweight positions in tobacco company Japan Tobacco (Japan), diagnostics and pharmaceutical company Roche Holding (Switzerland), pharmaceutical firm Novartis (Switzerland) and health, hygiene and home products manufacturer Reckitt Benckiser (United Kingdom).

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	32.64%	8.10%	4.20%
Service Class	8/24/01	32.35%	7.84%	3.94%

Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		32.01%	7.97%	2.40%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	1.06%	$1,000.00	$1,110.35	$5.64
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
Service Class	Actual	1.31%	$1,000.00	$1,109.50	$6.97
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Aerospace – 0.9%
Rolls-Royce Holdings PLC	127,391	$1,449,827

Alcoholic Beverages – 5.7%
AmBev S.A., ADR	132,718	$857,358
China Resources Enterprise Ltd.	254,000	911,921
Diageo PLC	86,281	3,157,742
Pernod Ricard S.A.	26,541	4,201,974

		$9,128,995

Apparel Manufacturers – 4.9%
Burberry Group PLC	54,827	$1,326,523
Kering S.A.	5,965	2,812,741
LVMH Moet Hennessy Louis Vuitton SE	12,547	3,694,376

		$7,833,640

Broadcasting – 1.8%
Publicis Groupe S.A.	16,539	$1,124,180
WPP PLC	94,987	1,721,411

		$2,845,591

Business Services – 7.0%
Accenture PLC, “A”	28,931	$4,429,047
Brenntag AG	22,792	1,437,750
Compass Group PLC	91,945	1,988,123
Experian Group Ltd.	64,546	1,418,542
Intertek Group PLC	28,374	1,988,246

		$11,261,708

Computer Software – 4.6%
Dassault Systems S.A.	16,902	$1,796,592
OBIC Co. Ltd.	18,700	1,374,183
SAP AG	37,351	4,188,015

		$7,358,790

Computer Software – Systems – 3.6%
Amadeus IT Group S.A.	41,550	$2,996,708
NICE Systems Ltd., ADR	30,772	2,828,255

		$5,824,963

Construction – 1.2%
Toto Ltd.	33,600	$1,983,049

Consumer Products – 5.1%
Kao Corp.	21,500	$1,453,814
L’Oréal	17,536	3,891,451
Reckitt Benckiser Group PLC	30,899	2,886,490

		$8,231,755

Containers – 0.7%
Brambles Ltd.	152,673	$1,199,570

Electrical Equipment – 4.3%
Legrand S.A.	11,447	$881,629
Mettler-Toledo International, Inc. (a)	3,122	1,934,142
Prysmian S.p.A.	43,118	1,406,677

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – continued
Schneider Electric S.A.	31,055	$2,640,337

		$6,862,785

Electronics – 3.6%
MediaTek, Inc.	86,000	$849,640
Mellanox Technologies Ltd. (a)	7,506	485,638
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	112,010	4,441,196

		$5,776,474

Energy – Independent – 1.1%
Caltex Australia Ltd.	30,686	$815,251
Oil Search Ltd.	157,661	958,287

		$1,773,538

Energy – Integrated – 0.9%
Suncor Energy, Inc.	38,184	$1,401,903

Food & Beverages – 5.7%
Danone S.A.	37,294	$3,130,065
Nestle S.A.	70,096	6,028,062

		$9,158,127

Food & Drug Stores – 1.3%
Sundrug Co. Ltd.	43,100	$2,004,384

Gaming & Lodging – 0.9%
Paddy Power Betfair PLC	12,715	$1,515,002

Insurance – 3.0%
AIA Group Ltd.	555,200	$4,736,310

Internet – 4.3%
Alibaba Group Holding Ltd., ADR (a)	22,356	$3,854,845
Baidu, Inc., ADR (a)	9,486	2,221,716
NAVER Corp. (a)	920	747,653

		$6,824,214

Leisure & Toys – 0.3%
BANDAI NAMCO Holdings, Inc.	12,300	$402,267

Machinery & Tools – 1.5%
GEA Group AG	31,214	$1,496,683
Ritchie Bros. Auctioneers, Inc.	32,331	968,129

		$2,464,812

Major Banks – 2.7%
HSBC Holdings PLC	175,652	$1,811,509
UBS AG	137,511	2,531,630

		$4,343,139

Medical & Health Technology & Services – 1.4%
Fresenius Medical Care AG & Co. KGaA	21,401	$2,254,013

Medical Equipment – 3.7%
Essilor International S.A.	16,201	$2,234,485
QIAGEN N.V.	39,641	1,237,834

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Terumo Corp.	51,400	$2,435,998

		$5,908,317

Network & Telecom – 0.7%
LM Ericsson Telephone Co., “B”	159,063	$1,044,184

Other Banks & Diversified Financials – 6.7%
Aeon Credit Service Co. Ltd.	57,800	$1,346,059
Credicorp Ltd.	5,185	1,075,525
DBS Group Holdings Ltd.	97,800	1,817,137
Element Fleet Management Corp.	76,935	581,450
Grupo Financiero Banorte S.A. de C.V.	163,588	897,124
Grupo Financiero Inbursa S.A. de C.V.	200,001	326,715
HDFC Bank Ltd.	100,037	2,962,750
Julius Baer Group Ltd.	26,867	1,643,258

		$10,650,018

Pharmaceuticals – 8.1%
Bayer AG	23,975	$2,981,892
Novartis AG	42,075	3,557,884
Novo Nordisk A.S., “B”	26,697	1,439,255
Roche Holding AG	19,723	4,989,193

		$12,968,224

Railroad & Shipping – 2.5%
Adani Ports and Special Economic Zone Ltd.	54,355	$345,448
Canadian National Railway Co.	44,226	3,648,645

		$3,994,093

Restaurants – 1.4%
Whitbread PLC	28,793	$1,554,996
Yum China Holdings, Inc.	16,278	651,445

		$2,206,441

Specialty Chemicals – 7.1%
Akzo Nobel N.V.	30,529	$2,674,737
Croda International PLC	22,466	1,341,909
L’Air Liquide S.A.	18,104	2,281,904
Linde AG (a)	10,670	2,491,986
Sika AG	126	1,000,811
Symrise AG	18,662	1,600,016

		$11,391,363

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 1.0%
SoftBank Corp.	20,400	$1,614,981

Tobacco – 1.6%
ITC Ltd.	332,866	$1,372,872
Japan Tobacco, Inc.	38,300	1,234,234

		$2,607,106

Total Common Stocks (Identified Cost, $94,697,195)		$159,019,583

INVESTMENT COMPANIES (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $956,611)	956,706	$956,611

OTHER ASSETS, LESS LIABILITIES – 0.1%		158,576

NET ASSETS – 100.0%		$160,134,770

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $956,611 and $159,019,583, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $94,697,195)	$159,019,583
Investments in affiliated issuers, at value (identified cost, $956,611)	956,611
Foreign currency, at value (identified cost, $35,230)	35,414
Receivables for
Investments sold	136,573
Fund shares sold	46,757
Interest and dividends	530,405
Other assets	1,406
Total assets	$160,726,749
Liabilities
Payables for
Investments purchased	$51,541
Fund shares reacquired	407,672
Payable to affiliates
Investment adviser	15,978
Shareholder servicing costs	53
Distribution and/or service fees	810
Payable for independent Trustees’ compensation	32
Deferred country tax expense payable	9,410
Accrued expenses and other liabilities	106,483
Total liabilities	$591,979
Net assets	$160,134,770
Net assets consist of
Paid-in capital	$82,887,523
Unrealized appreciation (depreciation) (net of $9,410 deferred country tax)	64,312,913
Accumulated net realized gain (loss)	11,486,534
Undistributed net investment income	1,447,800
Net assets	$160,134,770
Shares of beneficial interest outstanding	10,348,564

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$130,590,531	8,426,154	$15.50
Service Class	29,544,239	1,922,410	15.37

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$3,464,418
Income on securities loaned	15,122
Dividends from affiliated issuers	8,330
Foreign taxes withheld	(315,968)
Total investment income	$3,171,902
Expenses
Management fee	$1,421,355
Distribution and/or service fees	69,077
Shareholder servicing costs	6,118
Administrative services fee	34,527
Independent Trustees’ compensation	4,447
Custodian fee	90,056
Shareholder communications	17,281
Audit and tax fees	72,682
Legal fees	2,891
Miscellaneous	14,912
Total expenses	$1,733,346
Reduction of expenses by investment adviser	(12,630)
Net expenses	$1,720,716
Net investment income (loss)	$1,451,186
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$13,253,467
Affiliated issuers	(82)
Foreign currency	3,265
Net realized gain (loss)	$13,256,650
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $46,385 decrease in deferred country tax)	$29,749,297
Affiliated issuers	(21)
Translation of assets and liabilities in foreign currencies	25,113
Net unrealized gain (loss)	$29,774,389
Net realized and unrealized gain (loss)	$43,031,039
Change in net assets from operations	$44,482,225

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$1,451,186	$2,043,637
Net realized gain (loss)	13,256,650	3,756,460
Net unrealized gain (loss)	29,774,389	(1,451,991)
Change in net assets from operations	$44,482,225	$4,348,106
Distributions declared to shareholders
From net investment income	$(2,027,014)	$(1,741,896)
From net realized gain	(3,658,187)	(7,952,532)
Total distributions declared to shareholders	$(5,685,201)	$(9,694,428)
Change in net assets from fund share transactions	$(30,606,861)	$(7,335,231)
Total change in net assets	$8,190,163	$(12,681,553)
Net assets
At beginning of period	151,944,607	164,626,160
At end of period (including undistributed net investment income of $1,447,800 and $2,020,363, respectively)	$160,134,770	$151,944,607
See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15		12/31/14	12/31/13
Net asset value, beginning of period	$12.13	$12.57		$13.29		$14.77	$13.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.17	(c)	$0.13		$0.21	$0.14
Net realized and unrealized gain (loss)	3.77	0.19		(0.11	)(g)	(0.90)	1.70
Total from investment operations	$3.91	$0.36		$0.02		$(0.69)	$1.84
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)		$(0.22)		$(0.13)	$(0.19)
From net realized gain	(0.34)	(0.65)		(0.52)		(0.66)	(0.01)
Total distributions declared to shareholders	$(0.54)	$(0.80)		$(0.74)		$(0.79)	$(0.20)
Net asset value, end of period (x)	$15.50	$12.13		$12.57		$13.29	$14.77
Total return (%) (k)(r)(s)(x)	32.64	2.49	(c)	0.32		(4.98)	14.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	0.91	(c)	1.03		1.02	1.03
Expenses after expense reductions (f)	1.05	0.91	(c)	1.03		1.01	1.03
Net investment income (loss)	0.96	1.33	(c)	0.99		1.44	0.98
Portfolio turnover	10	15		22		22	26
Net assets at end of period (000 omitted)	$130,591	$126,668		$138,482		$164,724	$186,566

Service Class	Year ended
	12/31/17	12/31/16		12/31/15		12/31/14	12/31/13
Net asset value, beginning of period	$12.03	$12.48		$13.19		$14.66	$13.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.13	(c)	$0.10		$0.17	$0.10
Net realized and unrealized gain (loss)	3.74	0.18		(0.11	)(g)	(0.88)	1.68
Total from investment operations	$3.84	$0.31		$(0.01)		$(0.71)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)		$(0.18)		$(0.10)	$(0.15)
From net realized gain	(0.34)	(0.65)		(0.52)		(0.66)	(0.01)
Total distributions declared to shareholders	$(0.50)	$(0.76)		$(0.70)		$(0.76)	$(0.16)
Net asset value, end of period (x)	$15.37	$12.03		$12.48		$13.19	$14.66
Total return (%) (k)(r)(s)(x)	32.35	2.15	(c)	0.10		(5.19)	13.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.16	(c)	1.28		1.27	1.28
Expenses after expense reductions (f)	1.30	1.16	(c)	1.28		1.26	1.28
Net investment income (loss)	0.70	1.08	(c)	0.72		1.19	0.72
Portfolio turnover	10	15		22		22	26
Net assets at end of period (000 omitted)	$29,544	$25,277		$26,144		$30,365	$33,065

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$28,689,736	$—	$—	$28,689,736
United Kingdom	9,098,164	11,547,153	—	20,645,317
Switzerland	19,750,839	—	—	19,750,839
Germany	8,934,013	8,754,175	—	17,688,188
Japan	13,848,968	—	—	13,848,968
China	7,639,927	—	—	7,639,927
United States	6,848,826	—	—	6,848,826
Canada	6,600,127	—	—	6,600,127
Taiwan	5,290,836	—	—	5,290,836
Other Countries	32,016,819	—	—	32,016,819
Mutual Funds	956,611	—	—	956,611
Total	$139,674,866	$20,301,328	$—	$159,976,194

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $9,352,662 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $59,279,541 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$2,624,100	$2,239,503
Long-term capital gains	3,061,101	7,454,925
Total distributions	$5,685,201	$9,694,428

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$97,289,309
Gross appreciation	64,974,748
Gross depreciation	(2,287,863)
Net unrealized appreciation (depreciation)	$62,686,885
Undistributed ordinary income	2,191,663
Undistributed long-term capital gain	12,374,709
Other temporary differences	(6,010)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,717,623	$1,510,832	$3,003,332	$6,620,188
Service Class	309,391	231,064	654,855	1,332,344
Total	$2,027,014	$1,741,896	$3,658,187	$7,952,532

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $12,630, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $5,315, which equated to

0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $803.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0219% of the fund’s average daily net assets.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $278 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $84,003 and $280,967, respectively. The sales transactions resulted in net realized gains (losses) of $104,636.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $15,383,040 and $49,691,159, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	139,977	$1,972,502	268,714	$3,352,327
Service Class	227,489	3,210,047	280,668	3,412,366
	367,466	$5,182,549	549,382	$6,764,693
Shares issued to shareholders in reinvestment of distributions
Initial Class	331,528	$4,720,955	632,272	$8,131,020
Service Class	68,241	964,246	122,428	1,563,408
	399,769	$5,685,201	754,700	$9,694,428
Shares reacquired
Initial Class	(2,487,693)	$(34,870,112)	(1,473,003)	$(18,852,761)
Service Class	(473,779)	(6,604,499)	(398,059)	(4,941,591)
	(2,961,472)	$(41,474,611)	(1,871,062)	$(23,794,352)
Net change
Initial Class	(2,016,188)	$(28,176,655)	(572,017)	$(7,369,414)
Service Class	(178,049)	(2,430,206)	5,037	34,183
	(2,194,237)	$(30,606,861)	(566,980)	$(7,335,231)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 32%, 13%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $1,048 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,508,315	25,484,707	(26,036,316)	956,706

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(82)	$(21)	$—	$8,330	$956,611

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

22

MFS International Growth Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) David Antonelli Matthew Barrett Kevin Dwan

23

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,368,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,100,520. The fund intends to pass through foreign tax credits of $268,580 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.4%
Danone S.A.	2.7%
Reckitt Benckiser Group PLC	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Pernod Ricard S.A.	2.4%
Givaudan S.A.	2.4%
Colgate-Palmolive Co.	2.4%
Kao Corp.	2.4%
Henkel AG & Co. KGaA	2.3%
Amadeus IT Group S.A.	2.3%

Equity sectors
Consumer Staples	30.6%
Technology	16.3%
Financial Services	13.5%
Special Products & Services	10.1%
Industrial Goods & Services	9.6%
Basic Materials	6.1%
Health Care	4.9%
Utilities & Communications	1.5%
Transportation	1.1%
Retailing	0.9%
Leisure	0.9%
Energy	0.9%
Autos & Housing	0.5%

Issuer country weightings (x)
Japan	22.2%
United Kingdom	14.7%
United States	13.2%
Germany	12.6%
Switzerland	12.0%
France	9.6%
Netherlands	3.3%
Taiwan	2.5%
Spain	2.3%
Other Countries	7.6%

Currency exposure weightings (y)
Euro	30.5%
Japanese Yen	18.6%
United States Dollar	16.4%
British Pound Sterling	14.7%
Swiss Franc	12.0%
Taiwan Dollar	2.5%
Australian Dollar	1.8%
Swedish Krona	1.1%
Canadian Dollar	1.1%
Other Currencies	1.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 27.14%, while Service Class shares of the fund provided a total return of 26.82%. These compare with a return of 21.44% over the same period for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Both security selection and an overweight position in the strong-performing technology sector were positive factors affecting the fund’s performance relative to the MSCI EAFE Value Index. The fund’s holdings of tourism and travel IT solutions provider Amadeus IT Group (b) (Spain), integrated circuits and electronic devices developer Cadence Design Systems (b), computer graphics processors maker NVIDIA (b), semiconductor and system solutions provider Infineon Technologies (b) and semiconductor company Taiwan Semiconductor Manufacturing (b) (Taiwan) all benefited relative returns. Shares of Amadeus IT Group advanced over the reporting period on the back of solid underlying business trends that translated into strong earnings growth.

Stock selection in both the consumer staples and industrial goods & services sectors also helped strengthen relative results. Within the consumer staples sector, the fund’s holdings of French wine and alcoholic beverage producer Pernod Ricard (b) and Japanese household and industrial products manufacturer Kao (b) boosted relative performance. Strong organic sales growth, notably from Asia, appeared to have helped fuel investor enthusiasm for Pernod Ricard’s stock over the reporting period. Although security selection in the industrial goods & services sector benefited relative returns, there were no stocks within this sector that were among the fund’s largest relative contributors during the reporting period.

The combination of an underweight position and stock selection within the health care sector also helped relative performance, led by the fund’s avoidance of poor-performing pharmaceutical firm GlaxoSmithKline (United Kingdom). Shares of GlaxoSmithKline declined, in the latter part of the period, as management reduced its long-term outlook due to rising research and development and other operating expenditures.

Elsewhere, the fund’s overweight positions in investment bank and brokerage house Nomura Research Institute (Japan) and residential real estate management company Vonovia (Germany) benefited relative returns.

3

MFS International Value Portfolio

Management Review – continued

Detractors from Performance

Stock selection in both the basic materials and transportation sectors hurt relative performance during the reporting period. Within the basic materials sector, holding shares of Australian supply chain support services and information management solutions provider Brambles (b) weighed on relative returns as, early in the period, weakness in its U.S. business led management to reduce its earnings outlook for the remainder of the year. Within the transportation sector, an overweight position in parcel delivery services company Yamato Holdings (Japan) hindered relative results. Shares of Yamato lagged the benchmark over the reporting period as the company was unable to pass on the full impact of higher labor costs in its package delivery pricing to customers without negatively impacting shipping volumes.

Stocks in other sectors that weakened relative performance included not owning shares of strong-performing financial services companies HSBC (United Kingdom) and Allianz (Germany), as well as holding shares of household products manufacturer Reckitt Benckiser Group (b) (United Kingdom), chemical and consumer goods company Henkel (b) (Germany) and insurance and financial services company Fairfax Financial Holdings (b) (Canada). Shares of HSBC rose during the reporting period as an improving capital position and better-than-expected revenues supported strong earnings results. The fund’s overweight positions in tobacco company Japan Tobacco (Japan) and telecommunications company KDDI (Japan) also hurt relative results. Shares of Japan Tobacco lagged the benchmark during the reporting period as management reduced its full-year earnings guidance on the back of weaker-than-expected cigarette sales.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a negative factor that hindered relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Pablo De La Mata and Benjamin Stone

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	27.14%	12.83%	6.98%
Service Class	8/24/01	26.82%	12.57%	6.72%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		21.44%	6.95%	1.15%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.90%	$1,000.00	$1,094.86	$4.75
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,093.55	$6.07
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 94.6%
Airlines – 0.3%
Ryanair Holdings PLC (a)	60,363	$6,289,221

Alcoholic Beverages – 4.7%
Diageo PLC	286,447	$10,483,486
Heineken N.V.	335,180	34,960,246
Pernod Ricard S.A.	316,290	50,075,069

		$95,518,801

Apparel Manufacturers – 0.8%
Compagnie Financiere Richemont S.A.	172,532	$15,634,025

Automotive – 0.3%
USS Co. Ltd.	265,800	$5,628,567

Brokerage & Asset Managers – 0.6%
Daiwa Securities Group, Inc.	1,108,000	$6,951,366
IG Group Holdings PLC	648,386	6,262,068

		$13,213,434

Business Services – 10.1%
Brenntag AG	235,569	$14,860,007
Bunzl PLC	993,826	27,802,406
Compass Group PLC	1,817,330	39,296,048
Experian Group Ltd.	618,149	13,585,203
Intertek Group PLC	216,973	15,203,912
Nomura Research Institute Ltd.	781,600	36,348,649
Rentokil Initial PLC	966,658	4,135,663
Secom Co. Ltd.	293,400	22,151,798
SGS S.A.	9,850	25,685,104
Sohgo Security Services Co. Ltd.	145,800	7,932,141

		$207,000,931

Chemicals – 2.9%
Givaudan S.A.	21,558	$49,821,557
Orica Ltd.	700,957	9,899,286

		$59,720,843

Computer Software – 5.5%
ANSYS, Inc. (a)	153,383	$22,637,797
Cadence Design Systems, Inc. (a)	1,013,635	42,390,216
Check Point Software Technologies Ltd. (a)	103,130	10,686,330
Dassault Systems S.A.	187,907	19,973,509
OBIC Co. Ltd.	238,000	17,489,594

		$113,177,446

Computer Software – Systems – 2.3%
Amadeus IT Group S.A.	638,339	$46,038,886

Construction – 0.3%
Geberit AG	12,984	$5,717,517

Consumer Products – 10.0%
Colgate-Palmolive Co.	650,121	$49,051,630
Kao Corp.	711,500	48,111,103
Kobayashi Pharmaceutical Co. Ltd.	302,800	19,671,586

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – continued
KOSE Corp.	28,300	$4,417,990
L’Oréal	83,041	18,427,805
Reckitt Benckiser Group PLC	585,807	54,724,294
ROHTO Pharmaceutical Co. Ltd.	410,500	10,966,097

		$205,370,505

Containers – 1.3%
Brambles Ltd.	3,416,607	$26,844,693

Electrical Equipment – 5.3%
IMI PLC	1,129,330	$20,215,819
Legrand S.A.	340,214	26,202,713
OMRON Corp.	319,400	19,049,195
Schneider Electric S.A.	301,982	25,674,909
Spectris PLC	294,966	9,860,783
Yokogawa Electric Corp.	404,900	7,754,819

		$108,758,238

Electronics – 8.5%
Analog Devices, Inc.	178,645	$15,904,764
Halma PLC	1,092,746	18,544,662
Hirose Electric Co. Ltd.	137,700	20,127,970
Infineon Technologies AG	1,115,106	30,456,089
NVIDIA Corp.	24,979	4,833,436
Samsung Electronics Co. Ltd.	1,621	3,858,118
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	1,300,549	51,566,768
Texas Instruments, Inc.	272,686	28,479,326

		$173,771,133

Energy – Independent – 0.5%
Cairn Energy PLC (a)	613,495	$1,756,330
INPEX Corp.	598,100	7,479,236

		$9,235,566

Engineering – Construction – 0.2%
Wartsila Corp.	69,610	$4,393,231

Food & Beverages – 10.6%
Danone S.A.	659,929	$55,387,484
ITO EN Ltd.	472,200	18,607,215
Kerry Group PLC	217,686	24,421,302
Nestle S.A.	1,054,647	90,696,720
Nissan Foods Holdings Co. Ltd.	78,900	5,763,009
Toyo Suisan Kaisha Ltd.	492,200	21,033,441

		$215,909,171

Insurance – 2.0%
Fairfax Financial Holdings Ltd.	41,605	$22,154,249
Hiscox Ltd.	561,967	11,076,543
Jardine Lloyd Thompson Group PLC	411,759	7,733,080

		$40,963,872

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 0.1%
Yamaha Corp.	70,800	$2,613,960

Machinery & Tools – 4.1%
GEA Group AG	477,414	$22,891,564
Glory Ltd.	57,000	2,152,518
Misumi Group, Inc.	334,600	9,740,297
Neopost S.A.	1,677	48,292
Nordson Corp.	143,915	21,069,156
Schindler Holding AG	37,310	8,588,058
Spirax Sarco Engineering PLC	248,151	18,780,815

		$83,270,700

Major Banks – 3.0%
Sumitomo Mitsui Financial Group, Inc.	342,600	$14,801,658
Svenska Handelsbanken AB, “A”	1,657,621	22,672,536
UBS AG	1,274,340	23,461,090

		$60,935,284

Medical Equipment – 2.1%
Dentsply Sirona, Inc.	222,872	$14,671,664
Nihon Kohden Corp.	516,800	11,994,071
Terumo Corp.	356,800	16,909,803

		$43,575,538

Oil Services – 0.4%
Core Laboratories N.V.	78,285	$8,576,122

Other Banks & Diversified Financials – 3.3%
Bank of Ireland Group PLC (a)	247,997	$2,111,181
Chiba Bank Ltd.	835,000	6,951,232
DnB NOR A.S.A.	466,516	8,642,131
Hachijuni Bank Ltd.	819,500	4,705,716
ING Groep N.V.	943,108	17,341,578
Julius Baer Group Ltd.	89,322	5,463,175
Jyske Bank A.S.	103,830	5,910,480
Mebuki Financial Group, Inc.	1,376,200	5,826,025
North Pacific Bank Ltd.	1,226,000	4,112,962
Sydbank A.S.	137,674	5,544,947

		$66,609,427

Pharmaceuticals – 2.8%
Bayer AG	158,236	$19,680,608
Roche Holding AG	64,028	16,196,728
Santen Pharmaceutical Co. Ltd.	1,332,900	20,950,219

		$56,827,555

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 0.8%
RELX N.V.	675,575	$15,534,923

Real Estate – 4.6%
Deutsche Wohnen SE	778,884	$33,960,056
LEG Immobilien AG	114,272	13,043,067
TAG Immobilien AG	437,129	8,289,968
Vonovia SE	803,008	39,748,987

		$95,042,078

Specialty Chemicals – 1.8%
Croda International PLC	66,379	$3,964,862
Sika AG	575	4,567,192
Symrise AG	335,584	28,771,828

		$37,303,882

Specialty Stores – 0.1%
Esprit Holdings Ltd. (a)	5,030,258	$2,691,269

Telecommunications – Wireless – 1.5%
KDDI Corp.	1,218,500	$30,328,673

Tobacco – 3.0%
British American Tobacco PLC	535,522	$36,142,633
Japan Tobacco, Inc.	809,000	26,070,371

		$62,213,004

Trucking – 0.8%
Yamato Holdings Co. Ltd.	855,900	$17,224,347

Total Common Stocks (Identified Cost, $1,316,936,913)		$1,935,932,842

PREFERRED STOCKS – 2.3%
Consumer Products – 2.3%
Henkel AG & Co. KGaA (Identified Cost, $30,414,202)	350,909	$46,333,858

INVESTMENT COMPANIES (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $57,383,828)	57,389,567	$57,383,828

OTHER ASSETS, LESS LIABILITIES – 0.3%		6,011,052

NET ASSETS – 100.0%		$2,045,661,580

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $57,383,828 and $1,982,266,700, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

8

MFS International Value Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

Derivative Contracts at 12/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	7,965,500	USD	9,506,904	Deutsche Bank AG	2/23/2018	$78,585
EUR	7,965,500	USD	9,482,928	Morgan Stanley Capital Services, Inc.	2/23/2018	102,562
USD	38,368,244	JPY	4,135,866,500	Deutsche Bank AG	2/23/2018	1,574,353
USD	38,360,771	JPY	4,135,866,500	Morgan Stanley Capital Services, Inc.	2/23/2018	1,566,879

						$3,322,379

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,347,351,115)	$1,982,266,700
Investments in affiliated issuers, at value (identified cost, $57,383,828)	57,383,828
Foreign currency, at value (identified cost, $752,007)	759,396
Receivables for
Forward foreign currency exchange contracts	3,322,379
Investments sold	1,619,086
Fund shares sold	524,761
Dividends	4,357,730
Other assets	11,029
Total assets	$2,050,244,909
Liabilities
Payable to custodian	$32
Payables for
Investments purchased	941,459
Fund shares reacquired	3,143,960
Payable to affiliates
Investment adviser	158,285
Shareholder servicing costs	560
Distribution and/or service fees	47,296
Payable for independent Trustees’ compensation	30
Accrued expenses and other liabilities	291,707
Total liabilities	$4,583,329
Net assets	$2,045,661,580
Net assets consist of
Paid-in capital	$1,380,541,692
Unrealized appreciation (depreciation)	638,293,052
Accumulated net realized gain (loss)	10,736,461
Undistributed net investment income	16,090,375
Net assets	$2,045,661,580
Shares of beneficial interest outstanding	73,404,794

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$317,415,026	11,235,628	$28.25
Service Class	1,728,246,554	62,169,166	27.80

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$39,048,979
Dividends from affiliated issuers	564,067
Income on securities loaned	192,528
Interest	659
Foreign taxes withheld	(3,294,573)
Total investment income	$36,511,660
Expenses
Management fee	$15,347,989
Distribution and/or service fees	3,792,553
Shareholder servicing costs	53,558
Administrative services fee	292,215
Independent Trustees’ compensation	32,344
Custodian fee	257,584
Shareholder communications	269,279
Audit and tax fees	60,155
Legal fees	21,528
Miscellaneous	52,833
Total expenses	$20,180,038
Reduction of expenses by investment adviser	(222,662)
Net expenses	$19,957,376
Net investment income (loss)	$16,554,284
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$25,490,034
Affiliated issuers	(5,767)
Forward foreign currency exchange contracts	5,537,771
Foreign currency	62,036
Net realized gain (loss)	$31,084,074
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$375,424,321
Affiliated issuers	(532)
Forward foreign currency exchange contracts	(4,327,964)
Translation of assets and liabilities in foreign currencies	238,765
Net unrealized gain (loss)	$371,334,590
Net realized and unrealized gain (loss)	$402,418,664
Change in net assets from operations	$418,972,948

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$16,554,284	$17,164,948
Net realized gain (loss)	31,084,074	178,483
Net unrealized gain (loss)	371,334,590	33,237,059
Change in net assets from operations	$418,972,948	$50,580,490
Distributions declared to shareholders
From net investment income	$(24,251,192)	$(16,932,485)
From net realized gain	(1,730,303)	(33,264,964)
Total distributions declared to shareholders	$(25,981,495)	$(50,197,449)
Change in net assets from fund share transactions	$140,743,630	$157,060,932
Total change in net assets	$533,735,083	$157,443,973
Net assets
At beginning of period	1,511,926,497	1,354,482,524
At end of period (including undistributed net investment income of $16,090,375 and $16,516,257, respectively)	$2,045,661,580	$1,511,926,497

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$22.57	$22.46		$21.73	$21.86	$17.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.32	(c)	$0.30	$0.57	$0.40
Net realized and unrealized gain (loss)	5.80	0.64		1.11	(0.27)	4.42
Total from investment operations	$6.09	$0.96		$1.41	$0.30	$4.82
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.32)		$(0.45)	$(0.43)	$(0.30)
From net realized gain	(0.02)	(0.53)		(0.23)	—	—
Total distributions declared to shareholders	$(0.41)	$(0.85)		$(0.68)	$(0.43)	$(0.30)
Net asset value, end of period (x)	$28.25	$22.57		$22.46	$21.73	$21.86
Total return (%) (k)(r)(s)(x)	27.14	4.05	(c)	6.65	1.34	27.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.91	(c)	0.93	0.95	0.96
Expenses after expense reductions (f)	0.90	0.89	(c)	0.91	0.94	0.96
Net investment income (loss)	1.13	1.41	(c)	1.33	2.58	2.00
Portfolio turnover	10	17		24	22	11
Net assets at end of period (000 omitted)	$317,415	$238,192		$230,349	$218,258	$223,444

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$22.23	$22.13		$21.44	$21.58	$17.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.26	(c)	$0.25	$0.49	$0.33
Net realized and unrealized gain (loss)	5.70	0.63		1.07	(0.24)	4.38
Total from investment operations	$5.93	$0.89		$1.32	$0.25	$4.71
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.26)		$(0.40)	$(0.39)	$(0.27)
From net realized gain	(0.02)	(0.53)		(0.23)	—	—
Total distributions declared to shareholders	$(0.36)	$(0.79)		$(0.63)	$(0.39)	$(0.27)
Net asset value, end of period (x)	$27.80	$22.23		$22.13	$21.44	$21.58
Total return (%) (k)(r)(s)(x)	26.82	3.84	(c)	6.32	1.13	27.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.16	(c)	1.18	1.20	1.21
Expenses after expense reductions (f)	1.15	1.14	(c)	1.16	1.19	1.21
Net investment income (loss)	0.89	1.17	(c)	1.10	2.25	1.68
Portfolio turnover	10	17		24	22	11
Net assets at end of period (000 omitted)	$1,728,247	$1,273,735		$1,124,133	$984,842	$876,862

See Notes to Financial Statements

13

MFS International Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

15

MFS International Value Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$453,865,627	$—	$—	$453,865,627
United Kingdom	109,428,555	190,140,054	—	299,568,609
Germany	—	258,036,032	—	258,036,032
Switzerland	245,831,166	—	—	245,831,166
United States	207,614,110	—	—	207,614,110
France	195,789,780	—	—	195,789,780
Netherlands	67,836,747	—	—	67,836,747
Taiwan	51,566,768	—	—	51,566,768
Spain	46,038,886	—	—	46,038,886
Other Countries	156,118,975	—	—	156,118,975
Mutual Funds	57,383,828	—	—	57,383,828
Total	$1,591,474,442	$448,176,086	$—	$2,039,650,528

Other Financial Instruments
Forward Foreign Currency
Exchange Contracts – Assets	$—	$3,322,379	$—	$3,322,379

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $144,933,012 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $753,643,870 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or

16

MFS International Value Portfolio

Notes to Financial Statements – continued

eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$3,322,379

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$5,537,771

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(4,327,964)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against

17

MFS International Value Portfolio

Notes to Financial Statements – continued

declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

18

MFS International Value Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$25,981,495	$26,673,586
Long-term capital gains	—	23,523,863
Total distributions	$25,981,495	$50,197,449

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$1,420,784,567
Gross appreciation	629,621,971
Gross depreciation	(7,433,631)
Net unrealized appreciation (depreciation)	$622,188,340
Undistributed ordinary income	19,510,403
Undistributed long-term capital gain	23,464,378
Other temporary differences	(43,233)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$4,007,935	$2,909,505	$254,388	$4,912,177
Service Class	20,243,257	14,022,980	1,475,915	28,352,787
Total	$24,251,192	$16,932,485	$1,730,303	$33,264,964

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $144,039, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.85% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will

19

MFS International Value Portfolio

Notes to Financial Statements – continued

continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $78,623, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $51,247, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $2,311.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $3,128 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,688,539 and $2,149,487, respectively. The sales transactions resulted in net realized gains (losses) of $(457,685).

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $303,601,453 and $179,021,421, respectively.

20

MFS International Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,886,969	$74,370,699	2,753,086	$63,775,327
Service Class	10,119,707	254,467,286	9,676,777	217,248,988
	13,006,676	$328,837,985	12,429,863	$281,024,315
Shares issued to shareholders in reinvestment of distributions
Initial Class	156,248	$4,262,323	317,784	$7,601,398
Service Class	845,762	21,719,172	1,797,106	42,375,767
	1,002,010	$25,981,495	2,114,890	$49,977,165
Shares reacquired
Initial Class	(2,360,709)	$(60,630,463)	(2,775,226)	$(62,971,360)
Service Class	(6,099,396)	(153,445,387)	(4,956,583)	(110,969,188)
	(8,460,105)	$(214,075,850)	(7,731,809)	$(173,940,548)
Net change
Initial Class	682,508	$18,002,559	295,644	$8,405,365
Service Class	4,866,073	122,741,071	6,517,300	148,655,567
	5,548,581	$140,743,630	6,812,944	$157,060,932

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

Effective at the close of business on October 16, 2017 the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $11,797 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		45,993,076	246,953,840	(235,557,349)	57,389,567

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,767)	$(532)	$—	$564,067	$57,383,828

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Value Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

24

MFS International Value Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Pablo De La Mata Benjamin Stone

25

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

27

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 8.14% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $34,417,901. The fund intends to pass through foreign tax credits of $2,903,486 for the fiscal year.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2017

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	6.5%
Accenture PLC, “A”	4.3%
Microsoft Corp.	3.9%
NIKE, Inc., “B”	3.1%
Texas Instruments, Inc.	2.9%
Colgate-Palmolive Co.	2.8%
Thermo Fisher Scientific, Inc.	2.8%
Estee Lauder Cos., Inc., “A”	2.8%
Visa, Inc., “A”	2.8%
Starbucks Corp.	2.7%

Equity sectors
Technology	17.1%
Health Care	13.3%
Special Products & Services	13.1%
Consumer Staples	12.3%
Leisure	10.2%
Financial Services	9.7%
Retailing	8.9%
Industrial Goods & Services	5.4%
Basic Materials	5.2%
Transportation	1.7%
Autos & Housing	1.6%
Energy	0.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

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MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 28.42%, while Service Class shares of the fund provided a total return of 28.10%. These compare with a return of 30.21% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment
For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Detractors from Performance

The fund’s underweight position in the technology sector was a primary detractor from performance relative to the Russell 1000® Growth Index. Within this sector, an underweight position in mobile phones and personal computer maker Apple, and not holding shares of social media provider Facebook, held back relative results. Shares of Apple advanced during the reporting period on the back of strong earnings results and well-anticipated new product launches that included the iPhone 8, iPhone 8 Plus and iPhone X.

Security selection in the special products & services sector also dampened relative returns, led by the fund’s overweight position in business services company Equifax.

Security selection and an underweight position in the industrial goods & services sector weighed on relative results. Here, not holding shares of aerospace company Boeing weakened relative performance.

Security selection in both the basic materials and retailing sectors further hindered relative returns. Within the basic materials sector, there were no individual stocks that were among the fund’s largest relative detractors during the reporting period. Within the retailing sector, not holding shares of internet retailer Amazon.com, and overweight positions in automotive replacement parts distributor AutoZone and home fashions retailer TJX Companies, weighed on relative results. AutoZone shares depreciated after the company reported earnings results below market consensus owing to delayed tax refunds and weak performance in the Northeast, Midwest, and Mid-Atlantic markets due to a mild winter.

Individual stocks that held back relative performance included overweight positions in drugstore retailer CVS Health Corp. and consumer products company Colgate-Palmolive. Additionally, the fund’s position in oilfield services company Schlumberger (b) also detracted from relative returns.

Contributors to Performance

Security selection in both the consumer staples and financial services sectors contributed to relative performance. Within the consumer staples sector, overweight positions in beauty products maker Estee Lauder and infant and children’s pediatric nutrition

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MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

producer Mead Johnson Nutrition (h) aided relative returns. Shares of Estee Lauder appreciated as the company reported solid earnings results, owing to better-than-expected sales growth, higher profit margins and notable strength in both China and the company’s travel retail segment. Within the financial services sector, there were no individual stocks that were among the fund’s largest relative contributors during the reporting period.

Security selection in the health care sector also bolstered relative performance. Here, an overweight position in diversified health care products manufacturer Abbott Laboratories, and not holding shares of biotechnology firm Celgene, buoyed relative returns.

Elsewhere, the fund’s position in luxury goods company LVMH Moet Hennessy Louis Vuitton (b) (France), and overweight positions in paint and coating manufacturer Sherwin-Williams, credit rating agency Moody’s and US analog and digital semiconductor manufacturer Texas Instruments, contributed to relative performance. Shares of LVMH reacted positively to strong earnings results during the period, driven by impressive results across all divisions, notably in the Fashion & Leather segment. Investors also appeared to have reacted positively to the announcement by Bernard Arnault, Chairman and CEO of LVMH and a majority shareholder of Christian Dior, that LVMH would acquire Christian Dior Couture in order to simplify the structure between the two groups. Additionally, not holding shares of poor-performing technology and financial services conglomerate General Electric and diversified technology products and services company International Business Machines (IBM) aided relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jeffrey Constantino

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	28.42%	14.62%	8.82%
Service Class	8/24/01	28.10%	14.36%	8.55%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		30.21%	17.33%	10.00%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.80%	$1,000.00	$1,114.66	$4.26
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,113.37	$5.59
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Aerospace – 1.3%
United Technologies Corp.	91,858	$11,718,325

Alcoholic Beverages – 1.1%
Pernod Ricard S.A.	64,363	$10,189,958

Apparel Manufacturers – 6.2%
LVMH Moet Hennessy Louis Vuitton SE	51,769	$15,243,021
NIKE, Inc., “B”	460,821	28,824,353
VF Corp.	187,896	13,904,304

		$57,971,678

Broadcasting – 0.4%
Walt Disney Co.	36,142	$3,885,626

Brokerage & Asset Managers – 3.2%
Blackstone Group LP	490,494	$15,705,618
Charles Schwab Corp.	171,549	8,812,472
CME Group, Inc.	38,146	5,571,223

		$30,089,313

Business Services – 13.1%
Accenture PLC, “A”	261,021	$39,959,705
Cognizant Technology Solutions Corp., “A”	237,024	16,833,444
Compass Group PLC	253,739	5,486,587
Equifax, Inc.	70,886	8,358,877
Fidelity National Information Services, Inc.	197,264	18,560,570
Fiserv, Inc. (a)	116,658	15,297,364
Verisk Analytics, Inc., “A” (a)	184,829	17,743,584

		$122,240,131

Cable TV – 1.9%
Comcast Corp., “A”	441,480	$17,681,274

Chemicals – 2.9%
LyondellBasell Industries N.V., “A”	32,163	$3,548,222
Monsanto Co.	80,786	9,434,189
PPG Industries, Inc.	121,226	14,161,622

		$27,144,033

Computer Software – 3.9%
Microsoft Corp.	426,784	$36,507,103

Computer Software – Systems – 2.7%
Apple, Inc.	147,179	$24,907,102

Construction – 1.7%
Sherwin-Williams Co.	37,487	$15,371,169

Consumer Products – 9.9%
Church & Dwight Co., Inc.	121,911	$6,116,275
Colgate-Palmolive Co.	351,257	26,502,340
Coty, Inc., “A”	723,635	14,393,100
Estee Lauder Cos., Inc., “A”	204,145	25,975,410
L’Oréal	34,423	7,638,881
Reckitt Benckiser Group PLC	122,630	11,455,719

		$92,081,725

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 3.5%
Amphenol Corp., “A”	171,652	$15,071,046
Fortive Corp.	92,925	6,723,124
Mettler-Toledo International, Inc. (a)	17,274	10,701,588

		$32,495,758

Electronics – 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	282,696	$11,208,897
Texas Instruments, Inc.	256,087	26,745,726

		$37,954,623

Entertainment – 1.0%
Twenty-First Century Fox, Inc.	277,107	$9,568,505

Food & Beverages – 1.3%
PepsiCo, Inc.	104,355	$12,514,252

Gaming & Lodging – 0.9%
Paddy Power Betfair PLC	73,040	$8,702,775

Insurance – 1.9%
Aon PLC	132,339	$17,733,426

Internet – 6.5%
Alphabet, Inc., “A” (a)	57,158	$60,210,237

Leisure & Toys – 1.4%
Electronic Arts, Inc. (a)	127,684	$13,414,481

Machinery & Tools – 0.7%
Colfax Corp. (a)	159,065	$6,302,155

Medical & Health Technology & Services – 1.7%
CVS Health Corp.	127,832	$9,267,820
Express Scripts Holding Co. (a)	86,637	6,466,586

		$15,734,406

Medical Equipment – 8.4%
Abbott Laboratories	297,017	$16,950,760
Cooper Cos., Inc.	28,418	6,191,714
Danaher Corp.	146,630	13,610,197
Dentsply Sirona, Inc.	45,058	2,966,168
Thermo Fisher Scientific, Inc.	137,372	26,084,195
Waters Corp. (a)	52,230	10,090,314
Zimmer Biomet Holdings, Inc.	23,830	2,875,566

		$78,768,914

Oil Services – 0.8%
Schlumberger Ltd.	104,847	$7,065,639

Other Banks & Diversified Financials – 4.5%
Mastercard, Inc., “A”	108,811	$16,469,633
Visa, Inc., “A”	225,586	25,721,316

		$42,190,949

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MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – 3.2%
Eli Lilly & Co.	55,256	$4,666,922
Roche Holding AG	44,915	11,361,843
Zoetis, Inc.	191,380	13,787,015

		$29,815,780

Printing & Publishing – 1.8%
Moody’s Corp.	112,957	$16,673,583

Railroad & Shipping – 1.7%
Union Pacific Corp.	114,890	$15,406,749

Restaurants – 2.7%
Starbucks Corp.	439,545	$25,243,069

Specialty Chemicals – 2.3%
Ecolab, Inc.	159,736	$21,433,376

Specialty Stores – 2.6%
AutoZone, Inc. (a)	11,706	$8,327,297
TJX Cos., Inc.	212,331	16,234,829

		$24,562,126

Total Common Stocks (Identified Cost, $585,356,322)		$925,578,240

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $7,006,094)	7,006,794	$7,006,094

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(163,007)

NET ASSETS – 100.0%		$932,421,327

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $7,006,094 and $925,578,240, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $585,356,322)	$925,578,240
Investments in affiliated issuers, at value (identified cost, $7,006,094)	7,006,094
Receivables for
Fund shares sold	115,948
Interest and dividends	727,401
Other assets	5,430
Total assets	$933,433,113
Liabilities
Payables for
Fund shares reacquired	$804,225
Payable to affiliates
Investment adviser	77,560
Shareholder servicing costs	349
Distribution and/or service fees	10,169
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	119,480
Total liabilities	$1,011,786
Net assets	$932,421,327
Net assets consist of
Paid-in capital	$535,819,888
Unrealized appreciation (depreciation)	340,227,558
Accumulated net realized gain (loss)	51,342,210
Undistributed net investment income	5,031,671
Net assets	$932,421,327
Shares of beneficial interest outstanding	50,366,869

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$562,471,043	30,240,651	$18.60
Service Class	369,950,284	20,126,218	18.38

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$13,218,825
Dividends from affiliated issuers	54,623
Income on securities loaned	9,009
Foreign taxes withheld	(235,993)
Total investment income	$13,046,464
Expenses
Management fee	$6,690,994
Distribution and/or service fees	884,352
Shareholder servicing costs	37,257
Administrative services fee	150,446
Independent Trustees’ compensation	15,767
Custodian fee	51,561
Shareholder communications	152,862
Audit and tax fees	55,628
Legal fees	11,234
Miscellaneous	32,175
Total expenses	$8,082,276
Reduction of expenses by investment adviser	(71,452)
Net expenses	$8,010,824
Net investment income (loss)	$5,035,640
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$52,200,356
Affiliated issuers	(154)
Foreign currency	(2,967)
Net realized gain (loss)	$52,197,235
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$163,741,538
Affiliated issuers	(280)
Translation of assets and liabilities in foreign currencies	11,655
Net unrealized gain (loss)	$163,752,913
Net realized and unrealized gain (loss)	$215,950,148
Change in net assets from operations	$220,985,788

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$5,035,640	$5,185,887
Net realized gain (loss)	52,197,235	45,114,890
Net unrealized gain (loss)	163,752,913	(515,910)
Change in net assets from operations	$220,985,788	$49,784,867
Distributions declared to shareholders
From net investment income	$(4,930,035)	$(4,362,605)
From net realized gain	(45,956,397)	(98,136,195)
Total distributions declared to shareholders	$(50,886,432)	$(102,498,800)
Change in net assets from fund share transactions	$(67,274,706)	$6,923,737
Total change in net assets	$102,824,650	$(45,790,196)
Net assets
At beginning of period	829,596,677	875,386,873
At end of period (including undistributed net investment income of $5,031,671 and $5,184,331, respectively)	$932,421,327	$829,596,677

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.38	$16.38		$17.61	$17.31	$13.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.11	(c)	$0.10	$0.14	$0.08
Net realized and unrealized gain (loss)	4.16	0.95		(0.21)	1.77	3.97
Total from investment operations	$4.27	$1.06		$(0.11)	$1.91	$4.05
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)		$(0.09)	$(0.10)	$(0.11)
From net realized gain	(0.93)	(1.96)		(1.03)	(1.51)	—
Total distributions declared to shareholders	$(1.05)	$(2.06)		$(1.12)	$(1.61)	$(0.11)
Net asset value, end of period (x)	$18.60	$15.38		$16.38	$17.61	$17.31
Total return (%) (k)(r)(s)(x)	28.42	6.08	(c)	(0.12)	11.51	30.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.78	(c)	0.79	0.80	0.80
Expenses after expense reductions (f)	0.80	0.77	(c)	0.79	0.80	0.80
Net investment income (loss)	0.66	0.70	(c)	0.56	0.81	0.55
Portfolio turnover	21	24		27	23	26
Net assets at end of period (000 omitted)	$562,471	$500,924		$537,645	$542,830	$561,066

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.21	$16.22		$17.48	$17.19	$13.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	(c)	$0.06	$0.10	$0.05
Net realized and unrealized gain (loss)	4.10	0.94		(0.21)	1.75	3.94
Total from investment operations	$4.17	$1.01		$(0.15)	$1.85	$3.99
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)		$(0.08)	$(0.05)	$(0.07)
From net realized gain	(0.93)	(1.96)		(1.03)	(1.51)	—
Total distributions declared to shareholders	$(1.00)	$(2.02)		$(1.11)	$(1.56)	$(0.07)
Net asset value, end of period (x)	$18.38	$15.21		$16.22	$17.48	$17.19
Total return (%) (k)(r)(s)(x)	28.10	5.84	(c)	(0.33)	11.23	30.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.03	(c)	1.04	1.05	1.05
Expenses after expense reductions (f)	1.05	1.02	(c)	1.03	1.05	1.05
Net investment income (loss)	0.41	0.45	(c)	0.35	0.55	0.30
Portfolio turnover	21	24		27	23	26
Net assets at end of period (000 omitted)	$369,950	$328,673		$337,742	$50,731	$56,699

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$844,290,561	$—	$—	$844,290,561
France	33,071,859	—	—	33,071,859
United Kingdom	11,455,719	5,486,587	—	16,942,306
Switzerland	11,361,843	—	—	11,361,843
Taiwan	11,208,896	—	—	11,208,896
Ireland	8,702,775	—	—	8,702,775
Mutual Funds	7,006,094	—	—	7,006,094
Total	$927,097,747	$5,486,587	$—	$932,584,334

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $26,604,863 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$7,501,279	$4,362,605
Long-term capital gains	43,385,153	98,136,195
Total distributions	$50,886,432	$102,498,800

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$593,627,675
Gross appreciation	343,645,918
Gross depreciation	(4,689,259)
Net unrealized appreciation (depreciation)	$338,956,659
Undistributed ordinary income	10,248,910
Undistributed long-term capital gain	47,390,230
Other temporary differences	5,640

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$3,459,849	$3,089,337	$27,586,603	$59,615,626
Service Class	1,470,186	1,273,268	18,369,794	38,520,569
Total	$4,930,035	$4,362,605	$45,956,397	$98,136,195

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $71,452, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $34,956, which equated to 0.0039% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $2,301.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

For the year ended December 31, 2017, the fee paid by the fund under this agreement was $1,569 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,650,821 and $2,333,780, respectively. The sales transactions resulted in net realized gains (losses) of $151,853.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $181,957,606 and $296,115,548, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	318,747	$5,421,181	787,082	$12,902,539
Service Class	798,916	13,593,897	1,309,257	21,063,257
	1,117,663	$19,015,078	2,096,339	$33,965,796
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,841,427	$31,046,452	3,936,281	$62,704,963
Service Class	1,189,447	19,839,980	2,523,389	39,793,837
	3,030,874	$50,886,432	6,459,670	$102,498,800
Shares reacquired
Initial Class	(4,487,162)	$(77,760,647)	(4,985,958)	$(80,627,877)
Service Class	(3,468,379)	(59,415,569)	(3,046,019)	(48,912,982)
	(7,955,541)	$(137,176,216)	(8,031,977)	$(129,540,859)
Net change
Initial Class	(2,326,988)	$(41,293,014)	(262,595)	$(5,020,375)
Service Class	(1,480,016)	(25,981,692)	786,627	11,944,112
	(3,807,004)	$(67,274,706)	524,032	$6,923,737

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $5,948 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		4,802,630	150,288,468	(148,084,304)	7,006,794

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(154)	$(280)	$—	$54,623	$7,006,094

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MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jeffrey Constantino

23

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class A shares) of the Fund’s retail counterpart, MFS Massachusetts Investors Growth Stock Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the other Funds in its Lipper performance universe for the three-year period ended December 31, 2016. After

24

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

25

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $47,724,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2017

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.2%
Roche Holding AG	2.7%
Bayer AG	2.5%
AIA Group Ltd.	2.0%
Schneider Electric S.A.	2.0%
UBS AG	1.9%
Linde AG	1.9%
Novo Nordisk A.S., “B”	1.8%
Reckitt Benckiser Group PLC	1.8%
Danone S.A.	1.7%

Global equity sectors
Financial Services	24.7%
Capital Goods	24.7%
Technology	9.9%
Consumer Staples	9.8%
Health Care	9.5%
Consumer Cyclicals	8.5%
Energy	8.5%
Telecommunications/Cable Television	4.0%

Issuer country weightings (x)
Japan	18.7%
Switzerland	12.9%
United Kingdom	11.1%
Germany	9.2%
France	8.7%
United States	5.7%
Hong Kong	3.9%
Australia	3.8%
Spain	3.0%
Other Countries	23.0%

Currency exposure weightings (y)
Euro	29.4%
Japanese Yen	18.7%
Swiss Franc	12.9%
British Pound Sterling	11.7%
United States Dollar	6.3%
Hong Kong Dollar	4.6%
Australian Dollar	3.8%
Danish Krone	2.6%
Canadian Dollar	2.2%
Other Currencies	7.8%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of 28.29%, while Service Class shares of the fund provided a total return of 27.90%. These compare with a return of 25.03% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Strong stock selection in the financial services sector contributed to performance relative to the MSCI EAFE Index. Within this sector, holdings of real estate company Leg Immobilien (b) (Germany) and banking firm HDFC Bank (b) (India), and an overweight position in insurance company AIA Group (Hong Kong), helped relative returns. Shares of Leg Immobilien appreciated throughout the period, driven by strong growth in funds from operations and lower maintenance expenses. Additionally, higher rental growth guidance in 2018 further supported the stock.

During the reporting period, stock selection in both the technology and capital goods sectors also aided relative returns. Within the technology sector, the fund’s position in online and mobile commerce company Alibaba Group (b) (China) boosted relative returns. The share price of Alibaba advanced on the back of stronger-than-anticipated revenue growth in core commerce, driven by increased spending per merchant and growth in user traffic. Within the capital goods sector, the fund’s overweight positions in electrical and electronic products manufacturer Techtronic Industries (Hong Kong), paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), household fixture manufacturer Toto (Japan), specialty chemical products maker Sika (Switzerland), industrial gas supplier Linde (Germany) and specialty chemical manufacturer Croda International (United Kingdom) aided relative performance. The share price of Techtronic Industries appreciated in the first half of 2017 due to better-than-expected same-store sales in the firm’s Milwaukee segment. During the second half of the year, strong sales in the US were also supported by multiple hurricanes that caused widespread damage to houses and increased demand for electrical products.

Detractors from Performance

Stock selection in the energy sector detracted from relative performance, led by the fund’s holdings of natural gas transmission and distributor Enbridge (b) (Canada). The share price of Enbridge weakened towards the end of the reporting period as a result of a slower ramp-up in its regional oil sands pipeline business, as well as a sluggish margin recovery in its Energy Services segment. Additionally, short-term integration costs of the Spectra merger, and out-of-the-money foreign exchange hedges, also had a negative impact on the company’s stock price.

3

MFS Research International Portfolio

Management Review – continued

Stock selection in the consumer staples sector also held back relative results. Within this sector, an overweight position in tobacco company Japan Tobacco (Japan) dampened relative returns. The company’s shares lagged the benchmark during the period after management reduced its forward earnings guidance to reflect a sharper decline in sales volumes for cigarettes.

Stocks in other sectors that held back relative performance included overweight positions in supply chain support services and information management solutions provider Brambles (Australia), advertising and marketing firm WPP (United Kingdom), telecommunications company KDDI (Japan), parcel delivery services company Yamato (Japan), global engineering company GKN (United Kingdom), pharmaceutical and diagnostic company Roche Holding (Switzerland) and real estate company Mitsui Fudosan (h) (Japan). The share price of Brambles fell after the company issued a profit warning at the beginning of the reporting period as sales and growth came in below market consensus. Management cited US retail de-stocking as a key driver behind the weak performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Victoria Higley, and Thomas Melendez

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	28.29%	6.72%	1.82%
Service Class	8/24/01	27.90%	6.45%	1.57%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		25.03%	7.90%	1.94%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.99%	$1,000.00	$1,103.59	$5.25
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$1,101.94	$6.57
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.6%
Airlines – 0.9%
Aena S.A.	11,184	$2,267,830
Malaysia Airports Holdings Berhad	809,900	1,759,086

		$4,026,916

Alcoholic Beverages – 0.5%
AmBev S.A., ADR	312,858	$2,021,063

Apparel Manufacturers – 1.3%
LVMH Moet Hennessy Louis Vuitton SE	19,244	$5,666,261

Automotive – 3.2%
GKN PLC	943,682	$4,052,071
Koito Manufacturing Co. Ltd.	65,300	4,589,980
USS Co. Ltd.	235,400	4,984,818

		$13,626,869

Broadcasting – 0.9%
WPP PLC	198,964	$3,605,744

Brokerage & Asset Managers – 0.5%
TMX Group Ltd.	38,520	$2,158,591

Business Services – 2.4%
Cerved Information Solutions S.p.A.	97,684	$1,242,384
Cognizant Technology Solutions Corp., “A”	82,002	5,823,782
Nomura Research Institute Ltd.	64,000	2,976,348

		$10,042,514

Chemicals – 0.4%
Orica Ltd.	133,261	$1,881,983

Computer Software – 0.6%
Check Point Software Technologies Ltd. (a)	24,069	$2,494,030

Computer Software – Systems – 2.2%
Amadeus IT Group S.A.	59,390	$4,283,382
EPAM Systems, Inc. (a)	29,577	3,177,457
Hitachi Ltd.	237,000	1,846,570

		$9,307,409

Construction – 2.6%
Techtronic Industries Co. Ltd.	687,500	$4,483,399
Toto Ltd.	109,500	6,462,614

		$10,946,013

Consumer Products – 3.1%
L’Oréal	24,514	$5,439,954
Reckitt Benckiser Group PLC	81,049	7,571,349

		$13,011,303

Consumer Services – 0.3%
Ctrip.com International Ltd., ADR (a)	31,100	$1,371,510

Containers – 1.1%
Brambles Ltd.	597,153	$4,691,903

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 2.7%
Legrand S.A.	40,937	$3,152,899
Schneider Electric S.A.	97,956	8,328,349

		$11,481,248

Electronics – 2.6%
Broadcom Corp.	7,825	$2,010,243
Mellanox Technologies Ltd. (a)	37,369	2,417,774
Samsung Electronics Co. Ltd.	817	1,944,529
Taiwan Semiconductor Manufacturing Co. Ltd.	576,804	4,448,360

		$10,820,906

Energy – Independent – 1.6%
Cairn Energy PLC (a)	520,045	$1,488,799
Caltex Australia Ltd.	98,107	2,606,460
Oil Search Ltd.	449,558	2,732,481

		$6,827,740

Energy – Integrated – 2.9%
BP PLC	817,129	$5,766,674
Eni S.p.A.	211,433	3,500,891
Galp Energia SGPS S.A., “B”	159,787	2,938,114

		$12,205,679

Food & Beverages – 5.0%
Danone S.A.	86,314	$7,244,287
Nestle S.A.	159,287	13,698,241

		$20,942,528

Food & Drug Stores – 1.6%
Booker Group PLC	815,349	$2,510,272
Sundrug Co. Ltd.	94,300	4,385,463

		$6,895,735

Gaming & Lodging – 0.6%
Paddy Power Betfair PLC	19,844	$2,364,429

General Merchandise – 0.5%
Dollarama, Inc.	17,214	$2,150,723

Insurance – 6.1%
AIA Group Ltd.	979,000	$8,351,671
AMP Ltd.	428,896	1,736,814
Aon PLC	28,374	3,802,116
Hiscox Ltd.	211,041	4,159,683
Swiss Re Ltd.	31,091	2,911,441
Zurich Insurance Group AG	16,327	4,969,560

		$25,931,285

Internet – 1.6%
Alibaba Group Holding Ltd., ADR (a)	10,972	$1,891,902
NAVER Corp. (a)	4,332	3,520,471
Scout24 AG	30,380	1,241,171

		$6,653,544

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MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 5.5%
Daikin Industries Ltd.	53,200	$6,296,179
GEA Group AG	95,182	4,563,890
Kubota Corp.	319,200	6,259,351
Ritchie Bros. Auctioneers, Inc.	62,274	1,864,752
Schindler Holding AG	19,048	4,384,490

		$23,368,662

Major Banks – 6.8%
Barclays PLC	1,729,594	$4,715,934
BNP Paribas	89,322	6,671,515
Erste Group Bank AG	87,069	3,754,855
Mitsubishi UFJ Financial Group, Inc.	753,900	5,529,381
UBS AG	443,512	8,165,227

		$28,836,912

Medical Equipment – 1.2%
Terumo Corp.	102,900	$4,876,734

Metals & Mining – 1.3%
Rio Tinto Ltd.	106,536	$5,622,666

Natural Gas – Distribution – 0.7%
China Resources Gas Group Ltd.	776,000	$2,815,823

Natural Gas – Pipeline – 1.3%
APA Group	391,731	$2,546,050
Enbridge, Inc.	77,153	3,017,376

		$5,563,426

Network & Telecom – 0.6%
LM Ericsson Telephone Co., “B”	389,951	$2,559,869

Oil Services – 0.5%
Schlumberger Ltd.	34,255	$2,308,444

Other Banks & Diversified Financials – 8.7%
Aeon Credit Service Co. Ltd.	228,800	$5,328,344
AIB Group PLC	537,753	3,548,724
DnB NOR A.S.A.	204,080	3,780,548
HDFC Bank Ltd.	111,747	3,309,560
Intesa Sanpaolo S.p.A.	1,419,825	4,718,906
Julius Baer Group Ltd.	77,451	4,737,113
Jyske Bank A.S.	58,316	3,319,614
KBC Groep N.V.	56,231	4,797,701
Mastercard, Inc., “A”	20,382	3,085,020

		$36,625,530

Pharmaceuticals – 8.3%
Bayer AG	83,995	$10,446,881
Novo Nordisk A.S., “B”	144,330	7,780,938
Roche Holding AG	44,837	11,342,111
Santen Pharmaceutical Co. Ltd.	360,100	5,659,970

		$35,229,900

Printing & Publishing – 1.3%
RELX N.V.	230,645	$5,303,708

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 2.6%
Grand City Properties S.A.	190,595	$4,483,061
LEG Immobilien AG	56,964	6,501,901

		$10,984,962

Specialty Chemicals – 7.0%
Akzo Nobel N.V.	72,937	$6,390,229
Croda International PLC	86,907	5,191,014
Linde AG (a)	33,645	7,857,812
Nippon Paint Holdings Co. Ltd.	61,900	1,958,496
Sika AG	540	4,289,189
Symrise AG	44,287	3,797,016

		$29,483,756

Specialty Stores – 1.0%
Esprit Holdings Ltd. (a)	221,700	$118,613
JD.com, Inc., ADR (a)	46,790	1,938,042
Just Eat PLC (a)	224,961	2,359,922

		$4,416,577

Telecommunications – Wireless – 3.7%
Advanced Info Service PLC	446,600	$2,617,386
Cellnex Telecom S.A.U.	140,562	3,600,746
KDDI Corp.	193,600	4,818,737
SoftBank Corp.	55,600	4,401,615

		$15,438,484

Telephone Services – 0.4%
Com Hem Holding AB	105,413	$1,611,438

Tobacco – 1.3%
Japan Tobacco, Inc.	164,600	$5,304,305

Trucking – 0.8%
Yamato Holdings Co. Ltd.	159,200	$3,203,781

Utilities – Electric Power – 1.4%
CLP Holdings Ltd.	341,000	$3,489,501
Iberdrola S.A.	332,690	2,578,689

		$6,068,190

Total Common Stocks (Identified Cost, $347,186,621)		$420,749,093

INVESTMENT COMPANIES (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $710,609)	710,680	$710,609

OTHER ASSETS, LESS LIABILITIES – 0.2%		787,032

NET ASSETS – 100.0%		$422,246,734

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $710,609 and $420,749,093, respectively.

8

MFS Research International Portfolio

Portfolio of Investments – continued

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $347,186,621)	$420,749,093
Investments in affiliated issuers, at value (identified cost, $710,609)	710,609
Receivables for
Investments sold	1,946,905
Fund shares sold	80,610
Interest and dividends	1,257,607
Other assets	2,793
Total assets	$424,747,617
Liabilities
Payables for
Investments purchased	$1,444,858
Fund shares reacquired	794,795
Payable to affiliates
Investment adviser	41,915
Shareholder servicing costs	152
Distribution and/or service fees	2,204
Payable for independent Trustees’ compensation	56
Deferred country tax expense payable	47,103
Accrued expenses and other liabilities	169,800
Total liabilities	$2,500,883
Net assets	$422,246,734
Net assets consist of
Paid-in capital	$333,880,105
Unrealized appreciation (depreciation) (net of $46,971 deferred country tax)	73,529,551
Accumulated net realized gain (loss)	9,045,706
Undistributed net investment income	5,791,372
Net assets	$422,246,734
Shares of beneficial interest outstanding	24,828,596

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$341,613,087	20,040,296	$17.05
Service Class	80,633,647	4,788,300	16.84

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

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MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$11,167,404
Income on securities loaned	36,816
Dividends from affiliated issuers	20,159
Foreign taxes withheld	(1,045,083)
Total investment income	$10,179,296
Expenses
Management fee	$3,741,061
Distribution and/or service fees	210,998
Shareholder servicing costs	16,641
Administrative services fee	75,222
Independent Trustees’ compensation	9,138
Custodian fee	144,201
Shareholder communications	74,371
Audit and tax fees	59,749
Legal fees	5,783
Miscellaneous	22,256
Total expenses	$4,359,420
Reduction of expenses by investment adviser	(33,238)
Net expenses	$4,326,182
Net investment income (loss)	$5,853,114
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,511 country tax)	$26,035,044
Affiliated issuers	(22)
Foreign currency	28,302
Net realized gain (loss)	$26,063,324
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $46,971 increase in deferred country tax)	$71,388,281
Translation of assets and liabilities in foreign currencies	84,957
Net unrealized gain (loss)	$71,473,238
Net realized and unrealized gain (loss)	$97,536,562
Change in net assets from operations	$103,389,676

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$5,853,114	$7,385,655
Net realized gain (loss)	26,063,324	(5,112,043)
Net unrealized gain (loss)	71,473,238	(1,484,446)
Change in net assets from operations	$103,389,676	$789,166
Distributions declared to shareholders
From net investment income	$(7,282,212)	$(6,410,697)
Change in net assets from fund share transactions	$(75,751,483)	$4,052,321
Total change in net assets	$20,355,981	$(1,569,210)
Net assets
At beginning of period	401,890,753	403,459,963
At end of period (including undistributed net investment income of $5,791,372 and $7,233,620, respectively)	$422,246,734	$401,890,753

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.54	$13.85		$14.56	$16.09	$13.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.25	(c)	$0.24	$0.39	$0.25
Net realized and unrealized gain (loss)	3.59	(0.34)		(0.52)	(1.46)	2.33
Total from investment operations	$3.81	$(0.09)		$(0.28)	$(1.07)	$2.58
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.22)		$(0.30)	$(0.30)	$(0.11)
From net realized gain	—	—		(0.13)	(0.16)	—
Total distributions declared to shareholders	$(0.30)	$(0.22)		$(0.43)	$(0.46)	$(0.11)
Net asset value, end of period (x)	$17.05	$13.54		$13.85	$14.56	$16.09
Total return (%) (k)(r)(s)(x)	28.29	(0.70	)(c)	(1.96)	(6.88)	19.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.95	(c)	1.00	1.00	1.00
Expenses after expense reductions (f)	0.99	0.94	(c)	1.00	0.99	0.99
Net investment income (loss)	1.44	1.87	(c)	1.61	2.49	1.68
Portfolio turnover	27	41		38	27	35
Net assets at end of period (000 omitted)	$341,613	$318,753		$305,502	$253,001	$286,763

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.38	$13.68		$14.39	$15.91	$13.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.21	(c)	$0.20	$0.36	$0.21
Net realized and unrealized gain (loss)	3.52	(0.33)		(0.51)	(1.47)	2.31
Total from investment operations	$3.71	$(0.12)		$(0.31)	$(1.11)	$2.52
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.18)		$(0.27)	$(0.25)	$(0.07)
From net realized gain	—	—		(0.13)	(0.16)	—
Total distributions declared to shareholders	$(0.25)	$(0.18)		$(0.40)	$(0.41)	$(0.07)
Net asset value, end of period (x)	$16.84	$13.38		$13.68	$14.39	$15.91
Total return (%) (k)(r)(s)(x)	27.90	(0.91	)(c)	(2.20)	(7.16)	18.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.20	(c)	1.25	1.25	1.25
Expenses after expense reductions (f)	1.24	1.19	(c)	1.25	1.24	1.24
Net investment income (loss)	1.26	1.58	(c)	1.36	2.30	1.45
Portfolio turnover	27	41		38	27	35
Net assets at end of period (000 omitted)	$80,634	$83,138		$97,958	$74,383	$92,773

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS Research International Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$78,882,686	$—	$—	$78,882,686
Switzerland	54,497,372	—	—	54,497,372
United Kingdom	18,529,037	28,515,092	—	47,044,129
Germany	9,098,983	29,792,749	—	38,891,732
France	36,503,266	—	—	36,503,266
United States	22,624,836	—	—	22,624,836
Hong Kong	16,443,184	—	—	16,443,184
Australia	16,195,690	—	—	16,195,690
Spain	12,730,647	—	—	12,730,647
Other Countries	90,563,310	6,372,241	—	96,935,551
Mutual Funds	710,609	—	—	710,609
Total	$356,779,620	$64,680,082	$—	$421,459,702

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $20,209,564 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $174,319,455 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower

16

MFS Research International Portfolio

Notes to Financial Statements – continued

default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/17	12/31/16
Ordinary income (including any short-term capital gains)	$7,282,212	$6,410,697

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$349,130,499
Gross appreciation	81,304,640
Gross depreciation	(8,975,437)
Net unrealized appreciation (depreciation)	$72,329,203
Undistributed ordinary income	10,713,027
Undistributed long-term capital gain	5,354,975
Other temporary differences	(30,576)

17

MFS Research International Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$6,031,816	$5,253,219
Service Class	1,250,396	1,157,478
Total	$7,282,212	$6,410,697

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $33,238, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $15,012, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,629.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Research International Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $734 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $399,004 and $1,875,487, respectively. The sales transactions resulted in net realized gains (losses) of $473,637.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $111,073,136 and $187,077,304, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	996,797	$15,780,051	4,041,108	$51,331,181
Service Class	667,310	10,100,721	772,122	10,322,971
	1,664,107	$25,880,772	4,813,230	$61,654,152
Shares issued to shareholders in reinvestment of distributions
Initial Class	383,216	$6,031,816	374,695	$5,253,219
Service Class	80,308	1,250,396	83,512	1,157,478
	463,524	$7,282,212	458,207	$6,410,697
Shares reacquired
Initial Class	(4,873,959)	$(75,287,115)	(2,945,541)	$(40,269,094)
Service Class	(2,173,107)	(33,627,352)	(1,804,269)	(23,743,434)
	(7,047,066)	$(108,914,467)	(4,749,810)	$(64,012,528)
Net change
Initial Class	(3,493,946)	$(53,475,248)	1,470,262	$16,315,306
Service Class	(1,425,489)	(22,276,235)	(948,635)	(12,262,985)
	(4,919,435)	$(75,751,483)	521,627	$4,052,321

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 28%, 9%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $2,780 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Research International Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		2,422,703	72,546,193	(74,258,216)	710,680

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(22)	$—	$—	$20,159	$710,609

20

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

23

MFS Research International Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jose Luis Garcia Victoria Higley Thomas Melendez

24

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

26

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $9,209,400. The fund intends to pass through foreign tax credits of $915,161 for the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2017

MFS® STRATEGIC INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	31.2%
High Yield Corporates	20.4%
U.S. Treasury Securities	19.5%
Collateralized Debt Obligations	9.8%
Emerging Markets Bonds	6.3%
Commercial Mortgage-Backed Securities	5.6%
Asset-Backed Securities	3.4%
Mortgage-Backed Securities	0.6%
Municipal Bonds	0.6%
Non-U.S. Government Bonds	0.5%
Floating Rate Loans	0.3%
U.S. Government Agencies	0.3%

Composition including fixed income credit quality (a)(i)
AAA	7.4%
AA	4.9%
A	19.5%
BBB	20.4%
BB	11.8%
B	10.7%
CCC	2.0%
CC (o)	0.0%
C	0.6%
D (o)	0.0%
U.S. Government	17.5%
Federal Agencies	0.9%
Not Rated	2.8%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	3.4%
Other	(2.0)%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	9.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of 6.24%, while Service Class shares of the fund provided a total return of 5.88%. These compare with a return of 3.54% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to both industrials and financial institutions contributed to performance as these sectors outperformed the benchmark during the reporting period. The fund’s exposure to lower-quality “BB”, “CCC”, and “B” rated (r) bonds, which are not represented in the benchmark, also benefited relative returns as these credit-quality segments outperformed higher-quality segments during the period. A lesser exposure to securities within both the treasury and mortgage-backed securities (MBS) agency fixed rate sectors also benefited relative returns. The fund’s average shorter duration (d) stance during the reporting period was another positive factor for relative performance, as yields generally increased across the yield curve (y). Security selection also contributed to relative returns, particularly within “BBB” and “AA” rated securities.

Conversely, the fund’s cash and/or cash equivalents position during the period detracted from relative performance.

Respectfully,

Portfolio Manager(s)

William Adams, Ward Brown, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Matt Ryan

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective February 1, 2017, James Calmas was no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Philipp Burgener and Alexander Mackey became Portfolio Managers of the Fund.

4

MFS Strategic Income Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	6.24%	3.41%	5.28%
Service Class	8/24/01	5.88%	3.12%	5.01%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		3.54%	2.10%	4.01%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.80%	$1,000.00	$1,019.33	$4.07
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,017.63	$5.34
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

7

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 75.0%
Apparel Manufacturers – 0.3%
Coach, Inc., 4.125% 7/15/2027	$134,000	$134,981

Asset-Backed & Securitized – 18.6%
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 3.509% (U.S. LIBOR-3mo. + 2.15%), 7/15/2026 (n)	$290,000	$290,421
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82% 7/15/2024 (n)	39,189	39,170
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 2.907% (U.S. LIBOR-3mo. + 1.25%), 1/20/2028 (n)	250,000	249,836
Babson CLO Ltd., 2014-IIA, “CR”, FLR, 3.553% (U.S. LIBOR-3mo. + 2.2%), 10/17/2026 (n)	290,000	289,530
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040 (z)	196,118	171,223
Cent CLO LP, 2012-16AR, “A1AR”, FLR, 4.576% (U.S. LIBOR-3mo. + 3.2%), 8/01/2024 (z)	315,000	314,692
Cent CLO LP, 2014-21A, “A2AR”, FLR, 3.074% (U.S. LIBOR-3mo. + 1.7%), 7/27/2026 (n)	250,000	251,405
Cent CLO LP, 2014-21A, “BR”, FLR, 3.774% (U.S. LIBOR-3mo. + 2.4%), 7/27/2026 (n)	350,000	349,458
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01% 5/15/2029 (n)	215,000	215,780
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471% 10/12/2050	204,682	209,681
Commercial Mortgage Trust, 2015-CR22, “A5”, 3.309% 3/10/2048	158,753	161,455
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902% 7/10/2050	346,107	364,492
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514% 5/10/2050	112,627	116,231
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51% 9/10/2050	250,000	257,771
CPS Auto Trust, 2016-D, “B”, 2.11% 3/15/2021 (n)	215,000	213,992
Crest Ltd., CDO, 7% (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	684,900	109,584
Drive Auto Receivables Trust, 2017-1, “C”, 2.84% 4/15/2022	98,000	98,431
Dryden Senior Loan Fund, 2014-31A, “CR”, FLR, 3.453% (U.S. LIBOR-3mo. + 2.1%), 4/18/2026 (n)	370,000	369,396
DT Auto Owner Trust, 2017-2A, “C”, 3.03% 1/17/2023 (n)	215,000	215,020
Eaton Vance CLO Ltd., 2014-1A, “CR”, FLR, 3.609% (U.S. LIBOR-3mo. + 2.25%), 7/15/2026 (n)	300,000	299,473

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Falcon Franchise Loan LLC, 7.482% 1/05/2023 (i)(z)	$9,667	$387
First Union-Lehman Brothers Bank of America, 1.117% 11/18/2035 (i)	247,073	3,615
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 3.259% (U.S. LIBOR-3mo. + 1.9%), 4/15/2027 (n)	260,000	259,964
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63% 7/15/2022 (z)	260,000	257,446
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433% 5/10/2050	177,406	181,804
HarbourView CLO VII Ltd., 7A, “CR”, FLR, 3.815% (U.S. LIBOR-3mo. + 2.38%), 11/18/2026 (n)	300,000	299,645
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454% 9/15/2050	134,136	137,409
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, 6.008% 6/15/2049	93,819	95,290
Lehman Brothers Commercial Conduit Mortgage Trust, 0.958% 2/18/2030 (i)	7,169	0
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536% 11/15/2052	250,000	257,800
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53% 6/15/2050	187,518	193,541
Morgan Stanley Capital I, Inc., 1.493% 4/28/2039 (i)(z)	286,630	2,006
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02% 10/17/2022 (n)	212,000	210,626
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 3.912% (U.S. LIBOR-3mo. + 2.55%), 10/20/2026 (n)	300,000	301,108
Race Point CLO Ltd., 2013-8A, “CR”, FLR, 3.935% (U.S. LIBOR-3mo. + 2.5%), 2/20/2030 (n)	300,000	303,904
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79% 8/15/2022	214,000	214,643
Shackleton CLO Ltd., 2014-6A, “CR”, FLR, 3.603% (U.S. LIBOR-3mo. + 2.25%), 7/17/2026 (n)	290,000	291,659
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4% 3/22/2032 (n)	51,759	51,565
Silver Spring CLO Ltd., FLR, 4.109% (U.S. LIBOR-3mo. + 2.75%), 10/15/2026 (n)	280,000	279,249
UBS Commercial Mortgage Trust 2017-C6, “A5”, 3.579% 12/15/2050	250,000	257,886
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679% 12/15/2050	250,000	259,585
Voya CLO Ltd., 2013-3A, “BR”, FLR, 3.503% (U.S. LIBOR-3mo. + 2.15%), 1/18/2026 (n)	290,000	291,666

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589% 12/15/2050	$250,000	$257,965
West CLO Ltd., 2014-1A, “CR”, FLR, 4.353% (U.S. LIBOR-3mo. + 3%), 7/18/2026 (n)	260,000	262,636

		$9,258,440

Automotive – 0.8%
General Motors Co., 4.2% 10/01/2027	$134,000	$138,645
General Motors Financial Co., Inc., 3.45% 4/10/2022	273,000	276,607

		$415,252

Broadcasting – 0.3%
Time Warner, Inc., 3.8% 2/15/2027	$125,000	$124,847

Brokerage & Asset Managers – 0.4%
Raymond James Financial, 4.95% 7/15/2046	$163,000	$184,116

Building – 0.7%
Martin Marietta Materials, Inc., 3.5% 12/15/2027	$115,000	$114,107
Martin Marietta Materials, Inc., 4.25% 7/02/2024	215,000	226,106

		$340,213

Cable TV – 1.3%
Cox Communications, Inc., 3.15% 8/15/2024 (n)	$123,000	$121,113
Cox Communications, Inc., 3.5% 8/15/2027 (n)	200,000	197,212
Time Warner Cable, Inc., 8.25% 4/01/2019	150,000	160,306
Time Warner Cable, Inc., 4.5% 9/15/2042	183,000	171,555

		$650,186

Computer Software – 2.0%
Microsoft Corp., 3.125% 11/03/2025	$314,000	$320,497
Microsoft Corp., 4.25% 2/06/2047	295,000	336,940
Oracle Corp., 3.25% 11/15/2027	315,000	320,247

		$977,684

Computer Software – Systems – 0.7%
Apple, Inc., 4.25% 2/09/2047	$295,000	$327,500

Conglomerates – 0.4%
Johnson Controls International PLC, 5.7% 3/01/2041	$171,000	$201,518

Consumer Products – 1.3%
Reckitt Benckiser Treasury Services PLC, 3.625% 9/21/2023 (n)	$259,000	$267,508
Reckitt Benckiser Treasury Services PLC, 2.75% 6/26/2024 (n)	401,000	392,222

		$659,730

Consumer Services – 0.1%
Priceline Group, Inc., 3.55% 3/15/2028	$63,000	$62,386

Containers – 0.4%
San Miguel Industrias PET S.A., 4.5% 9/18/2022 (n)	$200,000	$203,200

Issuer	Shares/Par		Value ($)
BONDS – continued
Emerging Market Quasi-Sovereign – 1.0%
Abu Dhabi Crude Oil Pipeline, 4.6% 11/02/2047 (n)		$200,000	$205,706
Gaz Capital S.A., 7.288% 8/16/2037		100,000	123,254
Petrobras Global Finance B.V., 5.999% 1/27/2028 (n)		122,000	122,305
Petroleos Mexicanos, 5.625% 1/23/2046		55,000	50,903

			$502,168

Emerging Market Sovereign – 1.8%
Dominican Republic, 8.625% 4/20/2027		$100,000	$122,500
Government of Malaysia, 3.58% 9/28/2018	MYR	524,000	130,219
Government of Ukraine, 7.75% 9/01/2021		$135,000	143,699
Republic of Argentina, 7.125% 7/06/2036		150,000	162,525
Republic of El Salvador, 7.65% 6/15/2035		92,000	99,720
Republic of Sri Lanka, 6.825% 7/18/2026		200,000	220,063

			$878,726

Energy – Independent – 0.9%
Canadian Oil Sands Co., 7.75% 5/15/2019 (z)		$126,000	$134,054
Canadian Oil Sands Co., 4.5% 4/01/2022 (z)		118,000	120,860
Tengizchevroil Finance Co. International Ltd., 4% 8/15/2026		200,000	200,500

			$455,414

Energy – Integrated – 0.5%
Shell International Finance B.V., 2.875% 5/10/2026		$225,000	$224,941

Food & Beverages – 1.9%
Anheuser-Busch InBev Worldwide, Inc., 3.75% 1/15/2022		$205,000	$214,238
Anheuser-Busch InBev Worldwide, Inc., 3.3% 2/01/2023		154,000	157,565
Anheuser-Busch InBev Worldwide, Inc., 4.439% 10/06/2048		125,491	136,578
Kraft Foods Group, Inc., 5% 6/04/2042		269,000	288,412
Wm. Wrigley Jr. Co., 3.375% 10/21/2020 (n)		149,000	152,585

			$949,378

Insurance – 1.1%
American International Group, Inc., 3.75% 7/10/2025		$94,000	$96,894
American International Group, Inc., 3.9% 4/01/2026		294,000	304,804
American International Group, Inc., 4.7% 7/10/2035		59,000	65,210
American International Group, Inc., 4.5% 7/16/2044		53,000	57,037

			$523,945

Insurance – Health – 0.5%
UnitedHealth Group, Inc., 3.75% 10/15/2047		$220,000	$224,237

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – 0.6%
Allied World Assurance Co. Holdings Ltd., 4.35% 10/29/2025	$310,000	$313,690

International Market Quasi-Sovereign – 0.5%
Dexia Credit Local S.A., 2.25% 2/18/2020 (n)	$270,000	$269,365

Machinery & Tools – 0.5%
CNH Industrial Capital LLC, 3.85% 11/15/2027	$273,000	$272,488

Major Banks – 7.3%
Bank of America Corp., 2.151% 11/09/2020	$100,000	$99,535
Bank of America Corp., 4.125% 1/22/2024	75,000	79,751
Bank of America Corp., 3.248% 10/21/2027	656,000	650,762
Bank of America Corp., 4.183% 11/25/2027	260,000	271,435
Barclays PLC, 3.25% 1/12/2021	224,000	226,151
Credit Suisse Group AG, “A”, 3.574% 1/09/2023 (n)	250,000	254,149
Goldman Sachs Group, Inc., 5.75% 1/24/2022	194,000	215,089
Goldman Sachs Group, Inc., 3% 4/26/2022	50,000	50,191
ING Bank N.V., 5.8% 9/25/2023 (n)	322,000	361,305
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR to 7/24/2038	269,000	277,665
Morgan Stanley, 7.3% 5/13/2019	100,000	106,602
Morgan Stanley, 3.7% 10/23/2024	277,000	286,169
Morgan Stanley, 3.625% 1/20/2027	522,000	534,092
UBS Group Funding (Switzerland) AG, 4.253% 3/23/2028 (n)	215,000	226,479

		$3,639,375

Medical & Health Technology & Services – 0.3%
Laboratory Corp. of America Holdings, 2.625% 2/01/2020	$140,000	$140,361

Medical Equipment – 0.5%
Abbott Laboratories, 4.75% 11/30/2036	$221,000	$248,142

Metals & Mining – 0.8%
Glencore Funding LLC, 4.125% 5/30/2023 (n)	$164,000	$169,658
Glencore Funding LLC, 4% 4/16/2025 (n)	84,000	84,844
Glencore Funding LLC, 3.875% 10/27/2027 (n)	167,000	164,789

		$419,291

Midstream – 0.7%
Kinder Morgan Energy Partners LP, 6.375% 3/01/2041	$320,000	$371,690

Mortgage-Backed – 0.6%
Fannie Mae, 5.5%, 3/01/2020 - 9/01/2034	$19,837	$21,209
Fannie Mae, 6.5%, 4/01/2032	23,578	26,560
Freddie Mac, 4.224%, 3/25/2020	241,289	249,851

		$297,620

Municipals – 0.6%
New Jersey Economic Development Authority State Pension Funding Rev., “B”, AGM, 0% 2/15/2023	$350,000	$292,810

Natural Gas – Distribution – 0.4%
GNL Quintero S.A., 4.634% 7/31/2029	$200,000	$208,250

Issuer	Shares/Par	Value ($)
BONDS – continued
Network & Telecom – 0.8%
AT&T, Inc., 5.45% 3/01/2047	$361,000	$385,507
AT&T, Inc., 5.15% 2/14/2050	26,000	26,130

		$411,637

Oils – 1.4%
Andeavor, 3.8% 4/01/2028	$67,000	$67,140
Marathon Petroleum Corp., 4.75% 9/15/2044	294,000	306,920
Phillips 66, 4.875% 11/15/2044	277,000	316,997

		$691,057

Other Banks & Diversified Financials – 0.7%
Compass Bank, 2.875% 6/29/2022	$250,000	$247,354
JSC Kazkommertsbank, 5.5% 12/21/2022	99,000	98,951

		$346,305

Pharmaceuticals – 2.1%
Celgene Corp., 2.75% 2/15/2023	$287,000	$284,590
Gilead Sciences, Inc., 3.65% 3/01/2026	209,000	216,762
Johnson & Johnson, 2.9% 1/15/2028	314,000	314,368
Shire Acquisitions Investments Ireland Designated Activity Co., 2.875% 9/23/2023	206,000	202,481

		$1,018,201

Railroad & Shipping – 0.3%
Panama Canal Railway Co., 7% 11/01/2026 (n)	$141,600	$144,786

Supranational – 0.7%
Corporacion Andina de Fomento, 4.375% 6/15/2022	$340,000	$362,233

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT, 3.55% 7/15/2027	$358,000	$355,278
American Tower Corp., REIT, 3.6% 1/15/2028	125,000	124,227
Digicel Group Ltd., 6% 4/15/2021	200,000	196,848

		$676,353

Tobacco – 0.8%
B.A.T. Capital Corp., 3.557% 8/15/2027 (n)	$384,000	$384,384

U.S. Government Agencies and Equivalents – 0.3%
Small Business Administration, 6.35% 4/01/2021	$2,936	$3,056
Small Business Administration, 4.77% 4/01/2024	26,871	27,940
Small Business Administration, 4.99% 9/01/2024	20,702	21,664
Small Business Administration, 4.86% 1/01/2025	27,206	28,343
Small Business Administration, 4.625% 2/01/2025	35,554	36,857
Small Business Administration, 5.11% 8/01/2025	28,679	30,092

		$147,952

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 17.3%
U.S. Treasury Bonds, 4.75% 2/15/2037	$760,000	$1,011,735
U.S. Treasury Bonds, 3.5% 2/15/2039	900,000	1,027,016
U.S. Treasury Bonds, 2.5% 2/15/2045 (f)	1,542,000	1,468,371
U.S. Treasury Notes, 1.625% 3/15/2020	3,450,000	3,428,549
U.S. Treasury Notes, 1.75% 2/28/2022	1,700,000	1,673,847

		$8,609,518

Utilities – Electric Power – 1.4%
Dominion Resources, Inc., 3.9% 10/01/2025	$186,000	$194,065
Enel Finance International N.V., 3.625% 5/25/2027 (n)	280,000	278,114
FirstEnergy Corp., 4.85% 7/15/2047	185,000	206,271

		$678,450

Total Bonds (Identified Cost, $36,926,844)		$37,242,820

COMMON STOCKS – 0.0%
Energy – Independent – 0.0%
Frontera Energy Corp. (a)	594	$18,713

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 0.0%
Quad/Graphics, Inc.	8	$181

Total Common Stocks (Identified Cost, $107,167)		$18,894

INVESTMENT COMPANIES (h) – 24.5%
Money Market Funds – 3.0%
MFS Institutional Money Market Portfolio, 1.25% (v)	1,509,122	$1,508,971

Bond Funds – 21.5%
MFS High Yield Pooled Portfolio (v)	1,144,373	$10,665,553

Total Investment Companies (Identified Cost, $13,156,897)		$12,174,524

OTHER ASSETS, LESS LIABILITIES – 0.5%		260,449

NET ASSETS – 100.0%		$49,696,687

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $12,174,524 and $37,261,714, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,335,227, representing 18.8% of net assets.

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FLR, 2.937% (U.S. LIBOR-1mo. + 1.6%), 12/28/2040	3/01/06	$196,118	$171,223
Canadian Oil Sands Co., 7.75% 5/15/2019	9/29/17	134,625	134,054
Canadian Oil Sands Co., 4.5% 4/01/2022	10/26/17	123,117	120,860
Cent CLO LP, 2012-16AR, “A1AR”, FLR, 4.576% (U.S. LIBOR-3mo. + 3.2%), 8/01/2024	5/04/16	315,000	314,692
Falcon Franchise Loan LLC, 7.482% 1/05/2023	1/18/02	387	387
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63% 7/15/2022	8/15/17	259,943	257,446
Morgan Stanley Capital I, Inc., 1.493% 4/28/2039	7/20/04	2,471	2,006
Total Restricted Securities			$1,000,668
% of Net assets			2.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

JSC	Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Insurers
AGM	Assured Guaranty Municipal

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

MXN	Mexican Peso

MYR	Malaysian Ringgit

RUB	Russian Ruble

TRY	Turkish Lira

Derivative Contracts at 12/31/17

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
RUB	3,106,000	USD	52,365	JPMorgan Chase Bank N.A.	2/06/2018	$1,370
TRY	285,000	USD	73,438	Morgan Stanley Capital Services, Inc.	1/12/2018	1,523

						$2,893

Liability Derivatives
MXN	319,119	USD	16,718	Brown Brothers Harriman	1/12/2018	$(515)
MXN	658,902	USD	34,678	JPMorgan Chase Bank N.A.	1/12/2018	(1,223)
USD	52,010	RUB	3,105,000	JPMorgan Chase Bank N.A.	2/06/2018	(1,708)

						$(3,446)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr Ultra	Short	USD	12	$1,602,750	March - 2018	$9,028

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	12	$2,569,313	March - 2018	$(6,043)
U.S. Treasury Note 10 yr	Long	USD	2	248,094	March - 2018	(1,848)

						$(7,891)

At December 31, 2017, the fund had liquid securities with an aggregate value of $13,332 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

12

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value (identified cost, $37,034,011)	$37,261,714
Investments in affiliated issuers, at value (identified cost, $13,156,897)	12,174,524
Cash	1,951
Receivables for
Forward foreign currency exchange contracts	2,893
Investments sold	3,011
Fund shares sold	5,007
Interest	324,753
Receivable from investment adviser	8,579
Other assets	664
Total assets	$49,783,096
Liabilities
Payables for
Forward foreign currency exchange contracts	$3,446
Daily variation margin on open futures contracts	2,212
Investments purchased	183
Fund shares reacquired	18,692
Payable to affiliates
Shareholder servicing costs	124
Distribution and/or service fees	200
Payable for independent Trustees’ compensation	44
Accrued expenses and other liabilities	61,508
Total liabilities	$86,409
Net assets	$49,696,687
Net assets consist of
Paid-in capital	$48,940,105
Unrealized appreciation (depreciation)	(754,053)
Accumulated net realized gain (loss)	(284,502)
Undistributed net investment income	1,795,137
Net assets	$49,696,687
Shares of beneficial interest outstanding	5,059,051

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$42,409,355	4,311,907	$9.84
Service Class	7,287,332	747,144	9.75

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

13

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Interest	$1,279,522
Dividends from affiliated issuers	885,989
Income on securities loaned	2
Foreign taxes withheld	(897)
Total investment income	$2,164,616
Expenses
Management fee	$361,397
Distribution and/or service fees	20,449
Shareholder servicing costs	13,129
Administrative services fee	17,772
Independent Trustees’ compensation	2,617
Custodian fee	10,651
Shareholder communications	23,727
Audit and tax fees	75,368
Legal fees	4,809
Miscellaneous	18,065
Total expenses	$547,984
Reduction of expenses by investment adviser	(114,010)
Net expenses	$433,974
Net investment income (loss)	$1,730,642
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$818,175
Affiliated issuers	(271,676)
Futures contracts	74,875
Forward foreign currency exchange contracts	(1,813)
Foreign currency	640
Net realized gain (loss)	$620,201
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$225,569
Affiliated issuers	527,843
Futures contracts	(6,915)
Forward foreign currency exchange contracts	92
Translation of assets and liabilities in foreign currencies	33
Net unrealized gain (loss)	$746,622
Net realized and unrealized gain (loss)	$1,366,823
Change in net assets from operations	$3,097,465

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$1,730,642	$2,237,878
Net realized gain (loss)	620,201	517,813
Net unrealized gain (loss)	746,622	1,637,414
Change in net assets from operations	$3,097,465	$4,393,105
Distributions declared to shareholders
From net investment income	$(2,356,097)	$(1,657,951)
Change in net assets from fund share transactions	$(4,011,928)	$(6,737,895)
Total change in net assets	$(3,270,560)	$(4,002,741)
Net assets
At beginning of period	52,967,247	56,969,988
At end of period (including undistributed net investment income of $1,795,137 and $2,347,898, respectively)	$49,696,687	$52,967,247

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.71	$9.25		$10.01	$10.01	$10.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.40	(c)	$0.37	$0.41	$0.42
Net realized and unrealized gain (loss)	0.26	0.37		(0.55)	(0.08)	(0.28)
Total from investment operations	$0.60	$0.77		$(0.18)	$0.33	$0.14
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.31)		$(0.58)	$(0.33)	$(0.32)
Net asset value, end of period (x)	$9.84	$9.71		$9.25	$10.01	$10.01
Total return (%) (k)(r)(s)(x)	6.24	8.24	(c)	(1.85)	3.27	1.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.02	0.89	(c)	0.96	0.94	1.00
Expenses after expense reductions (f)(h)	0.80	0.71	(c)	0.80	0.80	0.85
Net investment income (loss)	3.39	4.09	(c)	3.74	4.05	4.18
Portfolio turnover	72	21		31	21	28
Net assets at end of period (000 omitted)	$42,409	$44,191		$47,422	$59,824	$63,319

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$9.63	$9.17		$9.92	$9.93	$10.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.37	(c)	$0.34	$0.39	$0.39
Net realized and unrealized gain (loss)	0.25	0.37		(0.54)	(0.09)	(0.28)
Total from investment operations	$0.56	$0.74		$(0.20)	$0.30	$0.11
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.28)		$(0.55)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$9.75	$9.63		$9.17	$9.92	$9.93
Total return (%) (k)(r)(s)(x)	5.88	8.00	(c)	(2.06)	2.99	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.27	1.14	(c)	1.21	1.19	1.25
Expenses after expense reductions (f)(h)	1.05	0.97	(c)	1.05	1.05	1.10
Net investment income (loss)	3.16	3.83	(c)	3.49	3.80	3.93
Portfolio turnover	72	21		31	21	28
Net assets at end of period (000 omitted)	$7,287	$8,776		$9,548	$10,719	$11,829

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or

18

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments.

19

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$181	$18,713	$—	$18,894
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	8,757,470	—	8,757,470
Non-U.S. Sovereign Debt	—	2,012,492	—	2,012,492
Municipal Bonds	—	292,810	—	292,810
U.S. Corporate Bonds	—	11,695,818	—	11,695,818
Residential Mortgage-Backed Securities	—	297,620	—	297,620
Commercial Mortgage-Backed Securities	—	2,756,918	—	2,756,918
Asset-Backed Securities (including CDOs)	—	6,501,522	—	6,501,522
Foreign Bonds	—	4,928,170	—	4,928,170
Mutual Funds	12,174,524	—	—	12,174,524
Total	$12,174,705	$37,261,533	$—	$49,436,238

Other Financial Instruments
Futures Contracts – Assets	$9,028	$—	$—	$9,028
Futures Contracts – Liabilities	(7,891)	—	—	(7,891)
Forward Foreign Currency Exchange Contracts – Assets	—	2,893	—	2,893
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,446)	—	(3,446)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$9,028	$(7,891)
Foreign Exchange	Forward Foreign Currency Exchange	2,893	(3,446)
Total		$11,921	$(11,337)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$74,875	$—	$—
Foreign Exchange	—	(1,813)	—
Equity	—	—	(10,764)
Total	$74,875	$(1,813)	$(10,764)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(6,915)	$—
Foreign Exchange	—	92
Total	$(6,915)	$92

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, there were no securities on loan or collateral outstanding.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$2,356,097	$1,657,951

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$50,507,960
Gross appreciation	753,037
Gross depreciation	(1,824,175)
Net unrealized appreciation (depreciation)	$(1,071,138)
Undistributed ordinary income	1,827,687
Other temporary differences	33

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$1,994,249	$1,402,576
Service Class	361,848	255,375
Total	$2,356,097	$1,657,951

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $4,125, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, this reduction amounted to $109,885, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $12,128, which equated to 0.0235% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,001.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0344% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $92 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$8,300,633	$2,276,418
Non-U.S. Government securities	$27,583,532	$39,827,721

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	288,818	$2,862,544	332,652	$3,239,753
Service Class	92,548	906,325	89,017	845,820
	381,366	$3,768,869	421,669	$4,085,573
Shares issued to shareholders in reinvestment of distributions
Initial Class	204,329	$1,994,249	142,829	$1,402,576
Service Class	37,342	361,848	26,192	255,375
	241,671	$2,356,097	169,021	$1,657,951
Shares reacquired
Initial Class	(730,440)	$(7,253,077)	(1,051,969)	$(10,163,349)
Service Class	(293,752)	(2,883,817)	(244,957)	(2,318,070)
	(1,024,192)	$(10,136,894)	(1,296,926)	$(12,481,419)
Net change
Initial Class	(237,293)	$(2,396,284)	(576,488)	$(5,521,020)
Service Class	(163,862)	(1,615,644)	(129,748)	(1,216,875)
	(401,155)	$(4,011,928)	(706,236)	$(6,737,895)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $349 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio		2,028,247	169,757	(1,053,631)	1,144,373
MFS Institutional Money Market Portfolio		859,396	29,298,372	(28,648,646)	1,509,122

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(271,608)	$527,983	$—	$867,171	$10,665,553
MFS Institutional Money Market Portfolio	(68)	(140)	—	18,818	1,508,971

	$(271,676)	$527,843	$—	$885,989	$12,174,524

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $190,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

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MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Strategic Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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MFS Strategic Income Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) William Adams Ward Brown Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Matt Ryan

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MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

31

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

32

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

33

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2017

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	10.5%
Facebook, Inc., “A”	9.2%
Amazon.com, Inc.	5.5%
Microsoft Corp.	4.3%
DXC Technology Co.	4.1%
Salesforce.com, Inc.	4.0%
Adobe Systems, Inc.	3.7%
Visa, Inc., “A”	3.6%
Broadcom Corp.	3.5%
Mastercard, Inc., “A”	2.7%

Top five industries
Internet	23.3%
Computer Software	15.1%
Business Services	14.8%
Computer Software – Systems	10.0%
Electronics	7.3%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2017, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 39.00%, while Service Class shares of the fund provided a total return of 38.65%. These compare with a return of 21.83% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 37.78% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Contributors to Performance

Stock selection in the computer software industry was a primary factor that contributed to performance relative to the Standard & Poor’s North American Technology Sector Index. Overweight holdings of software company Adobe Systems and customer information software manager Salesforce.com strengthened relative performance. Shares of Adobe Systems outperformed the benchmark during the year on the back of strong future guidance and continued success of the company’s Creative Cloud products. Avoiding shares of poor-performing enterprise software products maker Oracle further helped relative results.

An underweight position in the network & telecom industry was another area of relative strength. Here, the timing of the fund’s ownership in shares of wireless communications software company QUALCOMM helped relative performance.

The combination of favorable stock selection and, to a lesser extent an overweight position in the internet industry further benefited relative returns. The fund’s holdings of online and mobile commerce company Alibaba Group (b) (China) bolstered relative results. Shares of Alibaba Group appreciated after the company reported impressive earnings, driven by strong revenue growth in core commerce, due to an increase in spending per merchant and growth in user traffic.

Elsewhere, the combination of the fund’s short position in diversified technology products and services company IBM (h), early in the reporting period, and not holding shares of the stock later in the reporting period, aided relative returns. The timing of the fund’s short position in poor-performing semiconductor company Intel (h) also benefited relative performance. Shares of IBM declined during the year, as the company reported lower-than-expected sales figures due to underperformance in both its Cognitive Solutions and Technology Services and Cloud Platform divisions. Additionally, overweight positions in information technology company DXC Technology, laser diodes and equipment manufacturer Coherent (h) and video game maker Activision Blizzard contributed to relative performance.

3

MFS Technology Portfolio

Management Review – continued

Detractors from Performance

The fund’s allocation to the cable TV and brokers & asset managers industries, both of which are not represented in the benchmark, was a primary detractor from relative performance. Within the cable TV industry, the fund’s positions in cable and telecommunications company Altice USA (b) and cable services provider Comcast (b) hurt relative results. Shares of Altice USA were weighed down by what appeared to have been concerns over parent-company Altice N.V.’s European operations, as well as the continued cord-cutting trend in the United States. Within the brokers & asset managers industry, the fund’s holdings of securities exchange services provider NASDAQ (b) further hampered relative results.

In other sectors, not owning shares of strong-performing computer graphics processors maker NVIDIA and semiconductor company Micron Technology weakened relative performance as both companies outpaced the benchmark during the year. Shares of NVIDIA benefited from reported earnings that beat investor expectations as crypto-currency mining and gaming offset weakness in the company’s data center division. Underweight holdings of computer and personal electronics maker Apple and software giant Microsoft further hindered relative returns. Holdings of semiconductor company NXP Semiconductors (b) (Ireland), and the fund’s overweight position in shares of internet search giant Alphabet, also held back relative performance.

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/17

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	39.00%	20.15%	11.75%
Service Class	8/24/01	38.65%	19.83%	11.46%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.83%	15.79%	8.50%
Standard & Poor’s North American Technology Sector Index (f)		37.78%	21.68%	12.25%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.87%	$1,000.00	$1,150.93	$4.72
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.11%	$1,000.00	$1,148.74	$6.01
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 97.4%
Aerospace – 2.7%
FLIR Systems, Inc.	12,025	$560,606
Harris Corp.	14,072	1,993,299
Leidos Holdings, Inc.	29,620	1,912,563
Northrop Grumman Corp.	6,040	1,853,736

		$6,320,204

Broadcasting – 2.2%
Netflix, Inc. (a)	26,098	$5,009,772

Brokerage & Asset Managers – 1.6%
Intercontinental Exchange, Inc.	18,087	$1,276,219
NASDAQ, Inc.	31,828	2,445,345

		$3,721,564

Business Services – 14.8%
Cognizant Technology Solutions Corp., “A”	65,752	$4,669,707
DXC Technology Co.	100,755	9,561,650
Fidelity National Information Services, Inc.	42,413	3,990,639
First Data Corp. (a)	78,699	1,315,060
Fiserv, Inc. (a)	21,043	2,759,369
FleetCor Technologies, Inc. (a)	7,214	1,388,190
Global Payments, Inc.	36,517	3,660,464
Grand Canyon Education, Inc. (a)	15,253	1,365,601
PayPal Holdings, Inc. (a)	35,401	2,606,222
Total System Services, Inc.	20,749	1,641,038
TransUnion (a)	6,194	340,422
Verisk Analytics, Inc., “A” (a)	10,416	999,936

		$34,298,298

Cable TV – 1.8%
Altice USA, Inc. (a)(l)	67,733	$1,437,972
Comcast Corp., “A”	68,426	2,740,461

		$4,178,433

Computer Software – 15.1%
Adobe Systems, Inc. (a)	49,193	$8,620,581
Autodesk, Inc. (a)	18,040	1,891,133
Cadence Design Systems, Inc. (a)	34,217	1,430,955
Microsoft Corp.	115,026	9,839,324
PTC, Inc. (a)	25,655	1,559,054
Red Hat, Inc. (a)	9,268	1,113,087
RingCentral, Inc. (a)	24,856	1,203,030
Salesforce.com, Inc. (a)	90,332	9,234,640

		$34,891,804

Computer Software – Systems – 10.0%
Apple, Inc.	35,451	$5,999,373
Constellation Software, Inc.	3,493	2,117,531
EPAM Systems, Inc. (a)	16,978	1,823,947
New Relic, Inc. (a)	20,202	1,167,070
Presidio, Inc. (a)	188,276	3,609,251
Rapid7, Inc. (a)	52,541	980,415
ServiceNow, Inc. (a)	15,174	1,978,538
SS&C Technologies Holdings, Inc.	45,524	1,842,812

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Switch, Inc.	53,417	$971,655
Verint Systems, Inc. (a)	32,896	1,376,698
Western Digital Corp.	15,476	1,230,806

		$23,098,096

Consumer Services – 0.6%
Priceline Group, Inc. (a)	769	$1,336,322

Electrical Equipment – 1.8%
Amphenol Corp., “A”	33,030	$2,900,034
Littelfuse, Inc.	6,463	1,278,511

		$4,178,545

Electronics – 7.3%
Applied Materials, Inc.	52,926	$2,705,577
Broadcom Corp.	31,746	8,155,547
Microchip Technology, Inc.	43,266	3,802,216
NXP Semiconductors N.V. (a)	7,967	932,856
Silicon Laboratories, Inc. (a)	13,590	1,199,997

		$16,796,193

Internet – 23.3%
Alibaba Group Holding Ltd., ADR (a)	30,380	$5,238,423
Alphabet, Inc., “A” (a)(s)	22,966	24,192,384
Facebook, Inc., “A” (a)(s)	121,001	21,351,836
Godaddy, Inc. (a)	37,826	1,901,891
GrubHub, Inc. (a)	16,148	1,159,426
LogMeIn, Inc.	1,020	116,790

		$53,960,750

Leisure & Toys – 2.4%
Activision Blizzard, Inc.	33,809	$2,140,786
Electronic Arts, Inc. (a)	28,762	3,021,736
Take-Two Interactive Software, Inc. (a)	2,204	241,955

		$5,404,477

Network & Telecom – 0.6%
Qualcomm, Inc.	22,891	$1,465,482

Other Banks & Diversified Financials – 6.3%
Mastercard, Inc., “A”	40,658	$6,153,995
Visa, Inc., “A”	73,331	8,361,201

		$14,515,196

Printing & Publishing – 0.6%
IHS Markit Ltd. (a)	30,874	$1,393,961

Specialty Stores – 5.5%
Amazon.com, Inc. (a)	10,945	$12,799,849

Telecommunications – Wireless – 0.8%
American Tower Corp., REIT	12,694	$1,811,053

Total Common Stocks (Identified Cost, $137,173,771)		$225,179,999

7

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 2.7%
MONEY MARKET FUNDS – 2.7%
MFS Institutional Money Market Portfolio, 1.25% (v) (Identified Cost, $6,211,695)	6,212,316	$6,211,695

SECURITIES SOLD SHORT – (0.1)%
Network & Telecom – (0.1)%
Arris International PLC (Proceeds Received, $147,194) (a)	(5,276)	$(135,540)

OTHER ASSETS, LESS LIABILITIES – 0.0%		12,396

NET ASSETS – 100.0%		$231,268,550

(a)	Non-income producing security.

(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,211,695 and $225,179,999, respectively.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2017, the fund had cash collateral of $61,207 and other liquid securities with an aggregate value of $662,243 to cover collateral or margin obligations for securities sold short. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at value, including $609,025 of securities on loan (identified cost, $137,173,771)	$225,179,999
Investments in affiliated issuers, at value (identified cost, $6,211,695)	6,211,695
Deposits with brokers for
Securities sold short	61,207
Receivables for
Fund shares sold	58,682
Interest and dividends	46,858
Other assets	1,715
Total assets	$231,560,156
Liabilities
Payables for
Securities sold short, at value (proceeds received, $147,194)	$135,540
Payable for fund shares reacquired	66,143
Payable to affiliates
Investment adviser	19,324
Shareholder servicing costs	102
Distribution and/or service fees	5,599
Payable for independent Trustees’ compensation	65
Accrued expenses and other liabilities	64,833
Total liabilities	$291,606
Net assets	$231,268,550
Net assets consist of
Paid-in capital	$134,481,462
Unrealized appreciation (depreciation)	88,017,882
Accumulated net realized gain (loss)	8,769,206
Net assets	$231,268,550
Shares of beneficial interest outstanding	13,438,838

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$27,658,783	1,540,265	$17.96
Service Class	203,609,767	11,898,573	17.11

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Income
Dividends	$1,066,272
Dividends from affiliated issuers	55,162
Interest	10,494
Income on securities loaned	455
Foreign taxes withheld	(2,889)
Total investment income	$1,129,494
Expenses
Management fee	$1,429,962
Distribution and/or service fees	422,861
Shareholder servicing costs	9,792
Administrative services fee	39,615
Independent Trustees’ compensation	4,554
Custodian fee	14,835
Shareholder communications	67,840
Audit and tax fees	54,684
Legal fees	3,285
Dividend and interest expense on securities sold short	46,544
Miscellaneous	18,858
Total expenses	$2,112,830
Reduction of expenses by investment adviser	(15,362)
Net expenses	$2,097,468
Net investment income (loss)	$(967,974)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,433,395
Affiliated issuers	(692)
Written options	(5,524)
Securities sold short	(308,546)
Foreign currency	(3,970)
Net realized gain (loss)	$11,114,663
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$48,587,576
Affiliated issuers	(42)
Securities sold short	187,049
Translation of assets and liabilities in foreign currencies	38
Net unrealized gain (loss)	$48,774,621
Net realized and unrealized gain (loss)	$59,889,284
Change in net assets from operations	$58,921,310

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$(967,974)	$(416,784)
Net realized gain (loss)	11,114,663	4,026,658
Net unrealized gain (loss)	48,774,621	7,474,770
Change in net assets from operations	$58,921,310	$11,084,644
Distributions declared to shareholders
From net realized gain	$(4,319,221)	$(3,659,012)
Change in net assets from fund share transactions	$34,910,824	$12,740,167
Total change in net assets	$89,512,913	$20,165,799
Net assets
At beginning of period	141,755,637	121,589,838
At end of period	$231,268,550	$141,755,637

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$13.19	$12.45		$11.63	$10.71	$7.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.01	)(c)	$(0.03)	$(0.02)	$(0.02)
Net realized and unrealized gain (loss)	5.16	1.10		1.22	1.16	2.81
Total from investment operations	$5.11	$1.09		$1.19	$1.14	$2.79
Less distributions declared to shareholders
From net realized gain	$(0.34)	$(0.35)		$(0.37)	$(0.22)	$(0.01)
Net asset value, end of period (x)	$17.96	$13.19		$12.45	$11.63	$10.71
Total return (%) (k)(r)(s)(x)	39.00	8.69	(c)	10.75	10.71	35.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.85	(c)	0.91	0.94	1.05
Expenses after expense reductions (f)	0.88	0.85	(c)	0.91	0.93	1.05
Net investment income (loss)	(0.29)	(0.10	)(c)	(0.22)	(0.20)	(0.27)
Portfolio turnover	31	36		45	35	48
Net assets at end of period (000 omitted)	$27,659	$15,195		$15,588	$16,062	$15,428
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.85	0.82	(c)	0.89	0.91	0.95

Service Class	Year ended
	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$12.61	$11.95		$11.20	$10.35	$7.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.04	)(c)	$(0.05)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	4.92	1.05		1.17	1.12	2.72
Total from investment operations	$4.84	$1.01		$1.12	$1.07	$2.67
Less distributions declared to shareholders
From net realized gain	$(0.34)	$(0.35)		$(0.37)	$(0.22)	$(0.01)
Net asset value, end of period (x)	$17.11	$12.61		$11.95	$11.20	$10.35
Total return (%) (k)(r)(s)(x)	38.65	8.39	(c)	10.53	10.40	34.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.10	(c)	1.16	1.19	1.30
Expenses after expense reductions (f)	1.13	1.10	(c)	1.16	1.18	1.30
Net investment income (loss)	(0.53)	(0.35	)(c)	(0.47)	(0.45)	(0.52)
Portfolio turnover	31	36		45	35	48
Net assets at end of period (000 omitted)	$203,610	$126,561		$106,002	$81,693	$58,379
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.10	1.06	(c)	1.14	1.16	1.20

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

14

MFS Technology Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$225,179,999	$—	$—	$225,179,999
Mutual Funds	6,211,695	—	—	6,211,695
Total	$231,391,694	$—	$—	$231,391,694
Short Sales	$(135,540)	$—	$—	$(135,540)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options and purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party.

At December 31, 2017, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$7,949	$(5,524)

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2017 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$6,215

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or

16

MFS Technology Portfolio

Notes to Financial Statements – continued

currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2017, this expense amounted to $46,544. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $609,025. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $614,244. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

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Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$829,123	$—
Long-term capital gains	3,490,098	3,659,012
Total distributions	$4,319,221	$3,659,012

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$144,532,930
Gross appreciation	87,918,340
Gross depreciation	(1,195,116)
Net unrealized appreciation (depreciation)	$86,723,224
Undistributed ordinary income	2,704,259
Undistributed long-term capital gain	7,359,605

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$498,246	$398,532
Service Class	3,820,975	3,260,480
Total	$4,319,221	$3,659,012

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Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $15,362, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $9,277, which equated to 0.0049% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $515.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0208% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $331 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the

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MFS Technology Portfolio

Notes to Financial Statements – continued

year ended December 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,910 and $203,840, respectively. The sales transactions resulted in net realized gains (losses) of $28,195.

(4)	Portfolio Securities

For the year ended December 31, 2017, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $83,806,721 and $56,873,454, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	570,136	$9,085,607	62,965	$787,597
Service Class	3,158,826	49,001,289	2,251,503	27,047,907
	3,728,962	$58,086,896	2,314,468	$27,835,504
Shares issued to shareholders in reinvestment of distributions
Initial Class	30,178	$498,246	29,987	$398,532
Service Class	242,602	3,820,974	256,327	3,260,480
	272,780	$4,319,220	286,314	$3,659,012
Shares reacquired
Initial Class	(212,150)	$(3,419,215)	(192,929)	$(2,432,011)
Service Class	(1,538,347)	(24,076,077)	(1,344,754)	(16,322,338)
	(1,750,497)	$(27,495,292)	(1,537,683)	$(18,754,349)
Net change
Initial Class	388,164	$6,164,638	(99,977)	$(1,245,882)
Service Class	1,863,081	28,746,186	1,163,076	13,986,049
	2,251,245	$34,910,824	1,063,099	$12,740,167

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $1,244 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		5,414,389	55,329,718	(54,531,791)	6,212,316

Affilated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(692)	$(42)	$—	$55,162	$6,211,695

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MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Matthew Sabel

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

26

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,840,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2017

MFS® U.S. GOVERNMENT MONEY MARKET PORTFOLIO

MFS® Variable Insurance Trust II

MKS-ANN

MFS® U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Rising bond yields have led to a measurable uptick in market volatility, which has been a departure from the low-volatility environment that prevailed for much of 2017. In spite of this, global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. However, interest rates have begun to rise globally of late as investors anticipate that central policy shifts may be necessary in the months ahead.

Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have been boosted by a weaker U.S. dollar. Around the world, inflation remains largely subdued but tight labor markets and solid global demand have investors on the lookout for its potential resurgence amid robust global trade and recovering commodity prices.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS U.S. Government Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	13.3%
A-1	78.0%
A-2	8.5%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	25.9%
8 - 29 days	49.0%
30 - 59 days	24.9%
Other Assets Less Liabilities	0.2%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of December 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MFS U.S. Government Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/17

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.30%	0.62%
Service Class	8/24/01	0.29%	0.62%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2017, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS U.S. Government Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2017 through December 31, 2017

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/17	Ending Account Value 12/31/17	Expenses Paid During Period (p) 7/01/17-12/31/17
Initial Class	Actual	0.56%	$1,000.00	$1,002.44	$2.83
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
Service Class	Actual	0.56%	$1,000.00	$1,002.44	$2.83
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

MFS U.S. Government Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 91.3%
Fannie Mae, 1.197%, due 1/03/2018	$12,600,000	$12,599,174
Fannie Mae, 1.137%, due 1/04/2018	14,706,000	14,704,627
Fannie Mae, 1.067%, due 1/08/2018	2,462,000	2,461,497
Fannie Mae, 1.117%, due 1/08/2018	1,000,000	999,786
Fannie Mae, 1.127%, due 1/09/2018	3,200,000	3,199,211
Fannie Mae, 1.083%, due 1/10/2018	2,900,000	2,899,228
Fannie Mae, 1.198%, due 1/23/2018	4,000,000	3,997,116
Fannie Mae, 1.29%, due 2/07/2018	10,000,000	9,986,947
Fannie Mae, 1.301%, due 2/21/2018	8,300,000	8,284,961
Federal Farm Credit Bank, 1.158%, due 1/05/2018	8,000,000	7,998,988
Federal Farm Credit Bank, 1.219%, due 1/11/2018	6,000,000	5,998,000
Federal Farm Credit Bank, 1.219%, due 1/12/2018	100,000	99,963
Federal Farm Credit Bank, 1.229%, due 1/23/2018	3,500,000	3,497,412
Federal Farm Credit Bank, 1.21%, due 1/30/2018	13,000,000	12,987,538
Federal Farm Credit Bank, 1.279%, due 1/31/2018	8,500,000	8,491,075
Federal Farm Credit Bank, 1.29%, due 2/09/2018	8,000,000	7,988,993
Federal Farm Credit Bank, 1.28%, due 2/14/2018	7,000,000	6,989,220
Federal Home Loan Bank, 1.087%, due 1/02/2018	8,000,000	7,999,762
Federal Home Loan Bank, 1.148%, due 1/09/2018	8,100,000	8,097,966
Federal Home Loan Bank, 1.198%, due 1/09/2018	5,700,000	5,698,505
Federal Home Loan Bank, 1.249%, due 1/12/2018	9,000,000	8,996,618
Federal Home Loan Bank, 1.259%, due 1/17/2018	10,190,000	10,184,384

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Federal Home Loan Bank, 1.26%, due 1/19/2018	$8,000,000	$7,995,040
Federal Home Loan Bank, 1.25%, due 1/24/2018	13,000,000	12,989,784
Federal Home Loan Bank, 1.25%, due 1/25/2018	7,881,000	7,874,538
Freddie Mac, 1.098%, due 1/16/2018	13,000,000	12,994,150
Freddie Mac, 1.209%, due 1/18/2018	8,500,000	8,495,223
Freddie Mac, 1.159%, due 1/26/2018	23,000,000	22,981,792
Freddie Mac, 1.119%, due 2/07/2018	7,000,000	6,992,086
Freddie Mac, 1.124%, due 2/07/2018	10,900,000	10,887,621
U.S. Treasury Bill, 1.137%, due 1/04/2018	11,600,000	11,598,917
U.S. Treasury Bill, 1.083%, due 1/11/2018	13,000,000	12,996,154
U.S. Treasury Bill, 1.194%, due 1/25/2018	11,500,000	11,490,992
U.S. Treasury Bill, 1.142%, due 2/15/2018	5,700,000	5,692,020
U.S. Treasury Bill, 1.219%, due 2/15/2018	100,000	99,850

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$287,249,138

REPURCHASE AGREEMENTS – 8.5%
Goldman Sachs Repurchase Agreement, 1.3%, dated 12/29/2017, due 1/02/2018, total to be received $26,634,847 (secured by U.S. Treasury and Federal Agency obligations valued at $27,163,633 in a jointly traded account), at Cost and Value	$26,631,000	$26,631,000

OTHER ASSETS, LESS LIABILITIES – 0.2%		654,361

NET ASSETS – 100.0%		$314,534,499

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/17
Assets
Investments in unaffiliated issuers, at cost and value	$313,880,138
Cash	723
Receivables for
Fund shares sold	1,384,132
Interest	2,885
Other assets	2,338
Total assets	$315,270,216
Liabilities
Payables for
Fund shares reacquired	$660,460
Payable to affiliates
Investment adviser	17,450
Shareholder servicing costs	69
Payable for independent Trustees’ compensation	73
Accrued expenses and other liabilities	57,665
Total liabilities	$735,717
Net assets	$314,534,499
Net assets consist of
Paid-in capital	$314,534,499
Net assets	$314,534,499
Shares of beneficial interest outstanding	314,754,545

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$168,106,789	168,216,510	$1.00
Service Class	146,427,710	146,538,035	1.00

Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

6

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/17
Net investment income (loss)
Interest income	$2,761,137
Expenses
Management fee	$1,665,313
Distribution and/or service fees	406,845
Shareholder servicing costs	8,843
Administrative services fee	62,232
Independent Trustees’ compensation	8,970
Custodian fee	16,942
Shareholder communications	40,847
Audit and tax fees	34,789
Legal fees	4,707
Miscellaneous	35,754
Total expenses	$2,285,242
Reduction of expenses by investment adviser and distributor	(462,579)
Net expenses	$1,822,663
Net investment income (loss)	$938,474
Net realized gain (loss) on investments in unaffiliated issuers	$13
Change in net assets from operations	$938,487

See Notes to Financial Statements

7

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/17	12/31/16
Change in net assets
From operations
Net investment income (loss)	$938,474	$30,955
Net realized gain (loss)	13	3,595
Change in net assets from operations	$938,487	$34,550
Distributions declared to shareholders
From net investment income	$(938,722)	$(30,955)
Change in net assets from fund share transactions	$(47,858,372)	$(10,468,273)
Total change in net assets	$(47,858,607)	$(10,464,678)
Net assets
At beginning of period	362,393,106	372,857,784
At end of period	$314,534,499	$362,393,106

See Notes to Financial Statements

8

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/17		12/31/16		12/31/15		12/31/14		12/31/13
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.00	(c)(w)	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	0.30		0.01	(c)	0.00		0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56		0.53	(c)	0.57		0.55		0.55
Expenses after expense reductions (f)	0.54		0.30	(c)	0.13		0.10		0.12
Net investment income (loss)	0.29		0.01	(c)	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$168,107		$179,458		$190,761		$214,019		$228,673

Service Class	Year ended
	12/31/17		12/31/16		12/31/15		12/31/14		12/31/13
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.00	(c)(w)	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.00	)(w)	$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	0.29		0.01	(c)	0.00		0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81		0.79	(c)	0.82		0.80		0.80
Expenses after expense reductions (f)	0.55		0.30	(c)	0.13		0.10		0.12
Net investment income (loss)	0.27		0.01	(c)	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$146,428		$182,935		$182,097		$205,550		$246,964

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

MFS U.S. Government Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$313,880,138	$—	$313,880,138

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed

10

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2017, the fund had investments in repurchase agreements with a gross value of $26,631,000 included in investments in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2017, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income (including any short-term capital gains)	$938,722	$30,955

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/17
Cost of investments	$313,880,138

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/17	Year ended 12/31/16
Initial Class	$495,709	$15,975
Service Class	443,013	14,980
Total	$938,722	$30,955

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.50%
In excess of $500 million	0.45%

11

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

During the year ended December 31, 2017, MFS voluntarily waived receipt of $48,034 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2017, this voluntary waiver had the effect of reducing the management fee by 0.01% of average daily net assets on an annualized basis. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2017, this management fee reduction amounted to $26,588, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.48% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement terminated on April 26, 2017. Effective April 27, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to these agreements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. For the period from January 1, 2017 through April 26, 2017, MFD voluntarily waived a portion of the fund’s distribution and/or service fees in order to avoid a negative yield. Effective April 27, 2017, MFD discontinued this voluntary waiver to avoid a negative yield and instead agreed to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2019. For the year ended December 31, 2017, these waivers amounted to $387,957 and had the effect of reducing the distribution and/or service fees by 0.24% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2017 were equivalent to an annual effective rate of 0.01% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2017, the fee was $7,542, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2017, these costs amounted to $1,301.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2017 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2017, the fee paid by the fund under this agreement was $595 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

12

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	35,332,001	$35,332,001	50,259,392	$50,259,392
Service Class	50,562,527	50,562,527	147,523,783	147,523,783
	85,894,528	$85,894,528	197,783,175	$197,783,175
Shares issued to shareholders in reinvestment of distributions
Initial Class	495,709	$495,709	15,975	$15,975
Service Class	443,013	443,013	14,980	14,980
	938,722	$938,722	30,955	$30,955
Shares reacquired
Initial Class	(47,177,273)	$(47,177,273)	(61,584,806)	$(61,584,806)
Service Class	(87,514,349)	(87,514,349)	(146,697,597)	(146,697,597)
	(134,691,622)	$(134,691,622)	(208,282,403)	$(208,282,403)
Net change
Initial Class	(11,349,563)	$(11,349,563)	(11,309,439)	$(11,309,439)
Service Class	(36,508,809)	(36,508,809)	841,166	841,166
	(47,858,372)	$(47,858,372)	(10,468,273)	$(10,468,273)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2017, the fund’s commitment fee and interest expense were $2,251 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

13

MFS U.S. Government Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS U.S. Government Money Market Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (one of the series of MFS Variable Insurance Trust II) (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

14

MFS U.S. Government Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A

Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

15

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

16

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Ed O’Dette

17

MFS U.S. Government Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the

18

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

19

MFS U.S. Government Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

20

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

21

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2017 and 2017, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	43,682	42,794
MFS Core Equity Portfolio	45,746	44,818
MFS Corporate Bond Portfolio	63,883	62,599
MFS Emerging Markets Equity Portfolio	46,038	45,103
MFS Global Governments Portfolio	61,611	60,371
MFS Global Growth Portfolio	56,241	55,106
MFS Global Research Portfolio	44,569	43,664
MFS Global Tactical Allocation Portfolio	61,648	60,408
MFS Government Securities Portfolio	52,351	51,294
MFS High Yield Portfolio	68,013	66,648
MFS International Growth Portfolio	46,038	45,103
MFS International Value Portfolio	46,923	45,971
MFS Massachusetts Investors Growth Stock Portfolio	45,645	44,718
MFS Research International Portfolio	43,682	42,794
MFS Strategic Income Portfolio	67,746	66,386
MFS Technology Portfolio	43,783	42,894
MFS U.S. Government Money Market Portfolio	26,967	26,407

Total	864,566	847,078

For the fiscal years ended December 31, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Core Equity Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Corporate Bond Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Global Governments Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Global Growth Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Global Research Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Government Securities Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS High Yield Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS International Growth Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS International Value Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Research International Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Strategic Income Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS Technology Portfolio	2,400	2,400	4,882	4,810	0	0
To MFS U.S. Government Money Market Portfolio	2,400	2,400	4,882	4,810	0	0
Total fees billed by Deloitte To above Funds:	40,800	40,800	82,994	81,770	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS International Value Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio *	0	0	0	0	5,390	5,000

	Aggregate fees for non-audit services:
	2017	2016
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Global Growth Portfolio MFS and MFS Related Entities#	811,908	117,722
To MFS Global Research Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS High Yield Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS International Growth Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS International Value Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Research International Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS Technology Portfolio, MFS and MFS Related Entities#	811,908	117,722
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	811,908	117,722

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2018

*	Print name and title of each signing officer under his or her signature.